As filed with the Securities and Exchange Commission on July 6, 2022
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03802
NEUBERGER BERMAN INCOME FUNDS
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of Principal Executive Offices – Zip Code)
Registrant's telephone number, including area code: (212) 476-8800
Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman Income Funds
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
Lori L. Schneider, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)
Date of fiscal year end: October 31
Date of reporting period: April 30, 2022
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

(a)	Following is a copy of the semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.
Neuberger Berman
Income Funds

Investor Class Shares
Trust Class Shares
Institutional Class Shares
Class A Shares

Core Bond Fund

Emerging Markets Debt Fund

Floating Rate Income Fund

High Income Bond Fund

Municipal High Income Fund

Class C Shares
Class R3 Shares
Class R6 Shares
Class E Shares

Municipal Impact Fund

Municipal Intermediate Bond Fund

Short Duration Bond Fund

Strategic Income Fund

Semi-Annual Report

April 30, 2022

Contents

THE FUNDS

President's Letter	1

PORTFOLIO COMMENTARY

Core Bond Fund	2
Emerging Markets Debt Fund	4
Floating Rate Income Fund	7
High Income Bond Fund	9
Municipal High Income Fund	11
Municipal Impact Fund	13
Municipal Intermediate Bond Fund	15
Short Duration Bond Fund	17
Strategic Income Fund	19
FUND EXPENSE INFORMATION	27
LEGEND	30

SCHEDULE OF INVESTMENTS

Core Bond Fund	32
Positions by Country	43
Emerging Markets Debt Fund	46
Positions by Industry	64
Floating Rate Income Fund	75
Positions by Country	93
High Income Bond Fund	97
Positions by Country	111
Municipal High Income Fund	114
Municipal Impact Fund	124
Municipal Intermediate Bond Fund	130
Short Duration Bond Fund	140
Positions by Country	148
Strategic Income Fund	151
Positions by Country	193

FINANCIAL STATEMENTS	204
NOTES TO FINANCIAL STATEMENTS	216

FINANCIAL HIGHLIGHTS (ALL CLASSES)

Core Bond Fund	250
Emerging Markets Debt Fund	252
Floating Rate Income Fund	254
High Income Bond Fund	254
Municipal High Income Fund	258
Municipal Impact Fund	260
Municipal Intermediate Bond Fund	260
Short Duration Bond Fund	262
Strategic Income Fund	266
Directory	270
Proxy Voting Policies and Procedures	271
Quarterly Portfolio Schedule	271

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. ©2022 Neuberger Berman BD LLC, distributor. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this semi-annual shareholder report for the Neuberger Berman Income Funds covering the six-month period ended April 30, 2022 (the reporting period).

The U.S. economy was resilient during the first half of the reporting period in the face of several headwinds, including the impact from COVID-19 and its variants, supply chain issues, labor shortages and 40-year high inflation. Economic growth then contracted over the first quarter of 2022, driven by the aforementioned issues, along with sharply rising interest rates and repercussions from the war in Ukraine.

Another key factor impacting the economy was the U.S. Federal Reserve Board's (Fed) monetary policy pivot in the face of persistent high inflation. As widely telegraphed by the central bank, it raised the federal funds rate 0.25% (25 basis points) to a range between 0.25% and 0.50% at its meeting in March 2022—the first rate hike since 2018. The Fed currently expects to raise rates several more times in the coming year, with Chair Jerome Powell indicating that more aggressive increases may be appropriate as it looks to curb inflation. The Fed is also expected to begin reducing its balance sheet (quantitative tightening), coinciding with hawkish monetary policy moves.

Turning to the bond market, both short- and long-term Treasury yields moved sharply higher. The increase in rates was driven by expectations for aggressive Fed tightening, elevated inflation, and continued supply chain and labor shortages. Meanwhile, credit spreads widened as the period progressed. All told, the U.S. broad taxable investment-grade bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, returned -9.47% during the reporting period.

As we look ahead, the global growth outlook has been clouded by crosscurrents in the form of rising commodities and geopolitical events. However, we believe a number of factors should enable the global economy to avoid recession in 2022. First, although decelerating, the U.S. economy was in a strong position entering the current spike in inflation. We believe that this provides a substantial cushion to withstand monetary policy changes; in sharp contrast to past scenarios when growth was fairly minimal and vulnerable to shocks. Key buffers also could help protect the expansion. In the U.S., we believe the consumer remains in excellent shape, with debt levels close to record lows while savings remain ample.

All told, we believe the upward movement in interest rates and growth uncertainty creates pockets of opportunity to deploy capital, albeit with some caution given the significant change in market dynamics associated with monetary policy tightening. In our view, investors should prioritize liquidity in the coming months, as the ability to buy and sell amid positive/negative outcomes has become more limited. We believe this should help us to capitalize on opportunities and manage exposures as markets evolve post the COVID-era accommodation period.

Thank you for your support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

JOSEPH V. AMATO
PRESIDENT AND CEO
NEUBERGER BERMAN INCOME FUNDS

Core Bond Fund Commentary (Unaudited)

Neuberger Berman Core Bond Fund Institutional Class delivered a -9.66% total return for the six-month period ended April 30, 2022 (the reporting period) and underperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index (the Index), which saw a -9.47% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

U.S. Treasury yields moved sharply higher during the reporting period as inflation hit a four-decade high, and, in response, the U.S. Federal Reserve Board (Fed) indicated it would aggressively raise interest rates. Ongoing supply chain frictions and global macroeconomic uncertainty were both exacerbated by the tragic war in Ukraine and the reintroduction of COVID-19 restrictions in China. On the other hand, consumer spending was generally resilient, and, at least in the U.S., the impact from the pandemic appeared to wane. Rising yields pressured fixed income market performance, as yields and bond prices move in the opposite direction. Meanwhile, U.S. credit spreads widened given periods of risk aversion as well as the Fed's monetary tightening.

In terms of relative performance, the Fund's duration and yield curve positioning were the primary contributors for the reporting period. Underweight exposure in investment grade (IG) credit versus the Index also added value. Conversely, security selection in IG credit was the largest detractor as issuer positioning in the banking, communications and consumer non-cyclical subsectors led negative relative returns. Security selection in asset-backed securities (ABS), our diversified overweight to securitized sectors—including commercial mortgage-backed securities (CMBS), mortgage credit, ABS and agency mortgage-backed securities—and out-of-benchmark exposure to collateralized loan obligations (CLOs) also weighed on relative performance.

The Fund's use of futures contracts contributed positively to performance during the reporting period.

There were several adjustments made to the Fund during the reporting period. We actively managed duration and yield curve positioning, tactically shifting between underweight and roughly neutral duration positioning versus the Index. On the back of wider spreads, we increased exposure to IG credit, focusing on select issuers which we believe offer relative value while remaining mindful of increased macro risks. Additionally, we increased exposure to securitized sectors, including ABS, credit risk transfers, CMBS and CLOs. We remain constructive on securitized sectors as recent spread widening has occurred in spite of a still robust market outlook for consumer and housing fundamentals.

In our view, inflation levels are likely to peak in the coming months but remain at relatively high levels warranting continued attention from central banks. We believe goods inflation, which has been the forefront of recent price increases, is likely to ease, only to be supplanted by gains in services. All told, it is our view that the environment is likely to require central banks to be aggressive in terms of interest rate hikes—something that has contributed to the negative returns across fixed income during the reporting period. We believe that the market's expectations for rapid and significant central bank tightening are appropriate today even if the Fed may ultimately be unable to deliver on this aggressive path amid increasing challenges to growth. Given our base scenarios, we anticipate the coming 12 months as a period in which interest rate volatility could normalize; we believe that the fate of spread sectors will hinge on whether the economy and markets can withstand pressure from tighter monetary policy and diminishing prospects for growth abroad.

Sincerely,

THANOS BARDAS, DAVID M. BROWN, NATHAN KUSH AND BRAD TANK
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Core Bond Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NCRIX
Institutional Class	NCRLX
Class A	NCRAX
Class C	NCRCX
Class R6	NRCRX

PORTFOLIO BY INVESTMENT TYPE

(as a % of Total Net Assets)
Asset-Backed Securities	9.1%
Corporate Bonds	28.5
Foreign Government Securities	0.5
Mortgage-Backed Securities	41.6
U.S. Government Agency Securities	0.5
U.S. Treasury Obligations	27.0
Short-Term Investments	1.1
Liabilities Less Other Assets	(8.3)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS2,18

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2022
	Date	04/30/2022	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[3]	02/01/1997	-9.86%	-9.05%	1.15%	1.54%	4.14%
Institutional Class[3]	10/01/1995	-9.66%	-8.75%	1.55%	1.95%	4.55%
Class A4	12/20/2007	-9.87%	-9.06%	1.16%	1.54%	4.31%
Class C4	12/20/2007	-10.20%	-9.73%	0.39%	0.79%	3.90%
Class R6[4]	01/18/2019	-9.61%	-8.65%	1.62%	1.98%	4.56%
With Sales Charge
Class A4		-13.70%	-12.92%	0.28%	1.10%	4.14%
Class C4		-11.09%	-10.62%	0.39%	0.79%	3.90%
Index
Bloomberg U.S. Aggregate Bond Index*[1,14]		-9.47%	-8.51%	1.20%	1.73%	4.55%

*  Effective August 24, 2021, the Bloomberg Barclays U.S. Aggregate Bond Index changed its name to the Bloomberg U.S. Aggregate Bond Index.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2022, the 30-day SEC yields were 2.74%, 3.14%, 2.74%, 1.97% and 3.26% for Investor Class, Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 2.60%, 3.11%, 2.73%, 1.94% and 3.21% for Investor Class, Institutional Class, Class A, Class C and Class R6 shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 0.88%, 0.43%, 0.80%, 1.57% and 0.33% for Investor Class, Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement). The expense ratios were 0.79%, 0.39%, 0.79%, 1.54% and 0.29% for Investor Class, Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers and restatement. The expense ratios for the semi-annual period ended April 30, 2022, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Emerging Markets Debt Fund Commentary (Unaudited)

Neuberger Berman Emerging Markets Debt Fund Institutional Class generated a -12.85% total return for the six-month period ended April 30, 2022 (the reporting period), and outperformed its benchmark, a blend consisting of 50% J.P. Morgan Government Bond Index—Emerging Markets (GBI-EM) Global Diversified, 25% J.P. Morgan Emerging Markets Bond Index (EMBI®)—Global Diversified, and 25% J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI)—Diversified (collectively, the Index), which delivered a -13.29% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The reporting period saw headwinds for fixed income markets from the resurgence of COVID-19, high inflation, the specter of rising rates, and Russia's invasion of Ukraine. The more transmissible Omicron variant of COVID-19 led to renewed restrictions in multiple countries and weighed on risk assets. Inflation rose in the winter and U.S. Consumer Price Index soared to a 40-year high of +7.9% in February while Euro Area inflation rose to +5.9%—the highest since the formation of the single currency. In its final meetings of 2021, the U.S. Federal Reserve Board (Fed) announced that it would be tapering asset purchases and telegraphed rate hikes for 2022. In March, the Fed increased its policy rate for the first time since the pandemic. The European Central Bank signaled it would consider a rate hike this year. This drove the worst performance for Treasuries and bonds in at least two decades. All of this drove a flattening of the U.S. Treasury curve amid a sharp move higher in short end U.S. rates, thereby negatively impacting fixed income markets. Finally, Russia's invasion of Ukraine and consequent sanctions that isolated significant parts of Russia's economy and its financial markets pressured commodity markets globally. For the reporting period, the hard currency sovereign debt index delivered a -15.45% total return, the corporate debt index delivered -11.44%, and the local currency index returned -13.17%.

The Fund outperformed the Index driven by bottom-up positioning while tactical asset allocation was also additive. Bottom-up relative performance was positive across corporates and local currency, while hard currency sovereigns detracted. The primary driver of relative outperformance across the portfolio was the underweight exposure to Russia in hard currency sovereigns and corporates, as well as the ruble. Our analysis identified particularly weak scores on factors like voice & accountability, rule of law and corruption in Russia. In late January, the tail risk surrounding Russia and a potential military conflict was reflected in our top-down scoring process, and therefore added to our cautiousness in Russia and limited our appetite to add risk generally. The primary detractor during the month was the overweight to Ukraine in hard currency sovereigns and corporates.

Aside from the impact of Russia and Ukraine, the overweight exposure to high yielding sovereigns including Angola and Argentina was positive. However, this was entirely offset by the underweight to investment grade countries. In addition, the overweight exposure to Sri Lanka and El Salvador, which traded at distressed levels, detracted from performance. Instrument selection in Romania detracted as well. In the corporate space, country allocation detracted due to the underweight to lower beta1 Asian counties. However, the overweight exposure to Latin America, including Brazil, Mexico, and Argentina was additive. Positioning in the China property sector was a drag on performance due to the announced defaults in the sector. The local currency part of the Fund outperformed mainly thanks to local rates positioning, driven by duration underweights in Poland and Thailand versus the Index, as well as by an overweight to Brazil. Positioning across emerging currencies was positive as well, driven by underweights in the Turkish lira and Chinese renminbi. The positioning in the Mexican peso and Kazakh tenge detracted from performance.

The Fund's aggregate use of futures, forward foreign currency, and swap contracts detracted from performance during the reporting period.

The contribution from tactical allocation was positive over the reporting period. There was a positive contribution from an underweight to U.S. Treasury duration in an environment of rising yields. In addition, the basket of currencies was additive to performance.

During the reporting period there were a number of changes across the Fund. We remain overweight in hard currency versus local currency, with the hard currency overweight in sovereigns. While we added to commodity-related emerging markets (EM) foreign currency (FX) in our tactical asset allocation overlay, overall, we maintain a more defensive tactical positioning than usual, expressed mainly through an underweight duration, a long credit default swap, and an underweight renminbi position. Due to the Russian invasion of Ukraine, we are removing exposures to Russia from the Fund's portfolio when and where possible, depending on liquidity.

We downgraded our 2022 EM growth estimates compared to the beginning of the year (4.4% in January vs 3.6% in April). EM are still projected to grow faster than developed markets, as momentum had been tapering off as seen in the Organisation for Economic Co-operation and Development indicators. The surge in energy costs presents a considerable headwind and prospective shock to growth.

Rising inflation continues to put pressure on global markets. While many EM implemented monetary policy to address inflationary headwinds in 2021, they remain persistent. Disruptions to the supply chain, including increased input costs across commodities as well as elevated transport costs, remain persistent.

Sincerely,

ROB DRIJKONINGEN, GORKY URQUIETA, BART VAN DER MADE, RAOUL LUTTIK,
JENNIFER GORGOLL, VERA KARTSEVA AND NISH POPAT
PORTFOLIO CO-MANAGERS

1  Beta is a measure of the systematic risk of a portfolio. It is the covariance of the portfolio and a market index divided by the variance of the market index. Beta measures the historical sensitivity of a portfolio's returns to movements in the market index. The beta of the market index will always be one. A portfolio with a beta above the market index (i.e. >1) means that the portfolio has greater volatility than the market index. If the beta of the portfolio is 1.2, a market increase in return of 1% implies a 1.2% increase in the portfolio's return. If the beta of the portfolio is 0.8, a market decrease in return of 1% implies a 0.8% decrease in the portfolio's return.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Emerging Markets Debt Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NERIX
Class A	NERAX
Class C	NERCX

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2022
	Date	04/30/2022	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	09/27/2013	-12.85%	-14.10%	-0.18%	0.84%
Class A	09/27/2013	-13.03%	-14.44%	-0.58%	0.45%
Class C	09/27/2013	-13.35%	-15.18%	-1.32%	-0.30%
With Sales Charge
Class A		-16.71%	-18.04%	-1.45%	-0.05%
Class C		-14.20%	-16.00%	-1.32%	-0.30%
Index
Blended Benchmark*[1,14]		-13.29%	-14.22%	-0.02%	0.97%

*  Blended benchmark is composed of 50% J.P. Morgan Government Bond Index—Emerging Markets (GBI-EM) Global Diversified, 25% J.P. Morgan Emerging Markets Bond Index (EMBI)—Global Diversified, and 25% J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI)—Diversified, and is rebalanced monthly.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2022, the 30-day SEC yields were 6.88%, 6.49% and 5.69% for Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 6.60%, 6.03% and 5.38% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 0.96%, 1.39% and 2.12% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.79%, 1.16% and 1.91% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2022, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Floating Rate Income Fund Commentary (Unaudited)

Neuberger Berman Floating Rate Income Fund Institutional Class generated a -0.29% total return for the six-month period ended April 30, 2022 (the reporting period) and underperformed its benchmark, the S&P/LSTA Leveraged Loan Index (the Index), which provided a 0.59% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The senior floating rate bank loan market, as measured by the Index, outperformed the overall fixed income market, as measured by the Bloomberg U.S. Universal Bond Index, with modestly positive total returns during the reporting period. U.S. Treasury yields moved sharply higher during the reporting period as inflation hit a four-decade high, the U.S. Federal Reserve Board (Fed) indicated it would aggressively raise interest rates, and the tragic war in Ukraine triggered numerous supply shortages and fueled spikes in commodity prices. Meanwhile, consumer spending was generally resilient and the impact from COVID-19 and its variants appeared to wane. While credit spreads widened given the risk aversion, floating rate loans held up significantly better than longer dated fixed income given its lower interest rate risk.

The Fund tactically adjusted its position in non-floating rate securities during the period. We have the flexibility to allocate up to 20% of the Fund's portfolio to these securities, usually fixed-rate senior bonds. Relative value between floating rate loans and fixed-rate bonds fluctuated given the heightened volatility and increased focus on duration risk. Against this backdrop, the Fund's non-floating rate allocation ended the reporting period at approximately 5.9% of net assets compared to 2.7% of net assets at beginning of the reporting period.

In terms of the Fund's portfolio credit quality, an overweight to B and an underweight to BB rated issuers versus the Index added the most to returns. Conversely, security selection within and an underweight to unrated securities, security selection within B and an overweight to and security selection within CCC and below rated issuers detracted the most from results.

The Fund's use of swap contracts detracted from performance during the reporting period.

From a sector perspective, security selection within and an underweight to retailers, an overweight to oil & gas, and an underweight to food products were the primary contributors to returns. In contrast, security selection within and an overweight to healthcare, security selection within and an underweight to electronics (technology), and security selection within chemicals were the largest detractors from performance.

Looking ahead, we believe senior floating rate loan yields are compensating investors for the benign default outlook, will continue to provide durable income and are attractive compared to other fixed income alternatives, especially given what the forward curve is implying for loan yields as the Fed continues to raise interest rates. While the Russia-Ukraine conflict and tightening of financial conditions are creating incremental volatility, U.S. real GDP growth is estimated to be around trend for 2022, and input costs for many issuers are being passed on to end markets and consumers. Our analysts continue to focus on the outlook for issuer margins given rising input costs. Mitigating this in our view, however, are strong consumer and business balance sheets, growing nominal wages, solid jobs growth and businesses working to clear supply bottlenecks. While there is close to zero direct exposure to Russia and Ukraine in the loan market, our global research team continues to monitor the investment thesis for each issuer in the Fund's portfolio given the secondary impacts related to commodity prices as a result of other disruptions made worse by the conflict. Even with the heightened uncertainty, which is resulting in short-term volatility, we believe our bottom-up, fundamental credit research focused on security selection while seeking to avoid credit deterioration and putting only our "best ideas" into portfolios, position us well to take advantage of the increased volatility.

Sincerely,

JOSEPH P. LYNCH AND STEPHEN J. CASEY
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The loan ratings noted above represent segments of the S&P/LSTA Leveraged Loan Index, which are determined based on the ratings issued by S&P Global.

Floating Rate Income Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NFIIX
Class A	NFIAX
Class C	NFICX

PORTFOLIO BY MATURITY DISTRIBUTION

(as a % of Total Investments*)
Less than One Year	0.0%
One to less than Five Years	36.9
Five to less than Ten Years	61.8
Ten Years or Greater	1.1
N/A**	0.2
Total	100.0%

*  Does not include Short-Term Investments or the impact of the Fund's open positions in derivatives, if any.

**  Common stock

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2022
	Date	04/30/2022	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[5]	12/30/2009	-0.29%	1.96%	3.60%	3.61%	4.14%
Class A	12/29/2009	-0.37%	1.69%	3.24%	3.24%	3.76%
Class C5	12/30/2009	-0.75%	0.82%	2.45%	2.46%	2.99%
With Sales Charge
Class A		-4.56%	-2.60%	2.35%	2.80%	3.40%
Class C5		-1.73%	-0.16%	2.45%	2.46%	2.99%
Index
S&P/LSTA Leveraged Loan Index[1,14]		0.59%	2.95%	3.97%	4.24%	4.77%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2022, the 30-day SEC yields were 3.97%, 3.60% and 2.85% for Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 3.84%, 3.45% and 2.71% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 0.79%, 1.19% and 1.93% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement). The expense ratios were 0.61%, 0.98% and 1.73% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers and restatement. The expense ratios for the semi-annual period ended April 30, 2022, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

High Income Bond Fund Commentary (Unaudited)

Neuberger Berman High Income Bond Fund Investor Class generated a -7.20% total return for the six-month period ended April 30, 2022 (the reporting period), performing in line with its benchmark, the ICE BofA U.S. High Yield Constrained Index (the Index), which provided a -7.21% total return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall high yield market, as measured by the Index, generated weak results, but outperformed all other longer duration fixed income categories during the reporting period. U.S. Treasury yields moved sharply higher as inflation hit a four-decade high, the U.S. Federal Reserve Board (Fed) indicated it would aggressively raise interest rates, and the tragic war in Ukraine triggered numerous supply shortages and fueled spikes in commodity prices. Meanwhile, consumer spending was generally resilient and the impact from COVID-19 and its variants appeared to wane. Concurrently, U.S. credit spreads widened given the risk aversion and the tightening of financial conditions.

From a sector perspective, security selection within diversified financial services, security selection within and an overweight to gas distribution, and security selection within and an underweight to food, beverage & tobacco versus the Index were the top contributors to relative performance. In contrast, security selection within real estate & homebuilders and security selection within and overweights to both telecommunications and technology & electronics detracted the most from results.

In terms of the Fund's portfolio credit quality, security selection within and an underweight to BB, and overweights to B and unrated issuers contributed the most to relative performance. Conversely, security selection within CCC and below rated issuers were the primary detractors.

The Fund's use of swap contracts detracted from performance during the reporting period.

As it became increasingly clear that the Fed would have to become more aggressive with tightening monetary policy, we selectively increased the Fund's exposure to shorter duration BB and B rated issuers, while reducing some CCC and below rated issuers that had performed well. As credit spreads widened over the period, we subsequently looked to decrease the Fund's exposure to higher beta1 (risk) issuers, particularly in the CCC and below credit tier. Based on individual credit decisions and looking to reduce duration, the Fund's BBB and above rated exposure also decreased over the reporting period.

Looking ahead, we believe current valuations present an attractive opportunity. While the Russia-Ukraine conflict and tightening of financial conditions are creating incremental volatility, U.S. real GDP growth is estimated to be around trend for 2022 and input costs for many issuers are being passed on to end markets. It is our view that as real growth slows back toward trend, this will help to alleviate some of the inflationary pressures. Our analysts continue to focus on the outlook for issuer margins given rising input costs. In our view, mitigating this are strong consumer and business balance sheets, growing wages, solid jobs growth and businesses working to clear supply bottlenecks. While there is near zero direct exposure to Russia and Ukraine in the high yield market, our global research team continues to monitor the investment thesis for each issuer in the Fund's portfolio given the secondary impacts related to commodity prices and trade disruptions. Even with the heightened uncertainty, which is resulting in short-term volatility, we believe our bottom-up, fundamental credit research focused on security selection while seeking to avoid credit deterioration and putting only our "best ideas" into portfolios, position us well to take advantage of the increased volatility.

Sincerely,

RUSS COVODE, DANIEL DOYLE, JOE LIND AND CHRISTOPHER KOCINSKI
PORTFOLIO CO-MANAGERS

1  Beta is a measure of the systematic risk of a portfolio. It is the covariance of the portfolio and a market index divided by the variance of the market index. Beta measures the historical sensitivity of a portfolio's returns to movements in the market index. The beta of the market index will always be one. A portfolio with a beta above the market index (i.e. >1) means that the portfolio has greater volatility than the market index. If the beta of the portfolio is 1.2, a market increase in return of 1% implies a 1.2% increase in the portfolio's return. If the beta of the portfolio is 0.8, a market decrease in return of 1% implies a 0.8% decrease in the portfolio's return.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The performance of certain rated bonds within the benchmark, as noted above, represent issues that are rated Ba1/BB+ through Ba3/BB-, B1/B+ through B3/B- and Caa1/CCC+ or lower, based on an average of Moody's, S&P and Fitch, as calculated by ICE BofA. Issues rated Baa3/BBB- and higher are not in the Index.

High Income Bond Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NHINX
Institutional Class	NHILX
Class A	NHIAX
Class C	NHICX
Class R3	NHIRX
Class R6	NRHIX
Class E	NHIEX

PORTFOLIO BY MATURITY DISTRIBUTION

(as a % of Total Investments*)
Less than One Year	0.0%
One to less than Five Years	24.0
Five to less than Ten Years	70.5
Ten Years or Greater	5.5
Total	100.0%

*  Does not include Short-Term Investments or the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS6,19

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2022
	Date	04/30/2022	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[7]	02/01/1992	-7.20%	-6.03%	2.86%	4.25%	6.83%
Institutional Class[8]	05/27/2009	-7.11%	-5.97%	3.03%	4.41%	6.90%
Class A8	05/27/2009	-7.33%	-6.29%	2.60%	3.98%	6.71%
Class C8	05/27/2009	-7.63%	-6.92%	1.90%	3.25%	6.39%
Class R3[8]	05/27/2009	-7.41%	-6.47%	2.39%	3.75%	6.61%
Class R6[8]	03/15/2013	-7.06%	-5.76%	3.15%	4.48%	6.90%
Class E8	01/11/2022	-6.96%	-5.78%	2.92%	4.28%	6.84%
With Sales Charge
Class A8		-11.32%	-10.28%	1.71%	3.53%	6.56%
Class C8		-8.54%	-7.82%	1.90%	3.25%	6.39%
Index
ICE BofA US High Yield Constrained Index[1,14]		-7.21%	-4.96%	3.54%	5.19%	N/A

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2022, the 30-day SEC yields were 5.98%, 6.15%, 5.68%, 4.96%, 5.47%, 6.25% and 6.80% for Investor Class, Institutional Class, Class A, Class C, Class R3, Class R6 and Class E shares, respectively. Absent repayments, the 30-day SEC yield would have been 5.74% for Class A shares.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 0.85%, 0.69%, 1.13%, 1.83%, 1.33% and 0.59% for Investor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, and the estimated total annual operating expense ratio for fiscal year 2022 is 0.55% for Class E (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratio for Class A includes the class's repayment of expenses previously reimbursed and/or fees previously waived under the contractual expense limitation by NBIA. The estimated expense ratio for fiscal year 2022 is 0.07% for Class E after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2022, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal High Income Fund Commentary (Unaudited)

Neuberger Berman Municipal High Income Fund Institutional Class generated a -9.49% total return for the six-month period ended April 30, 2022 (the reporting period) and underperformed its benchmark, a blend consisting of 65% Bloomberg Municipal Bond Index and 35% Bloomberg Municipal High Yield Index (collectively, the Index), which provided a -8.08% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The investment-grade municipal bond market generated weak results but outperformed the taxable investment-grade bond market during the reporting period. All told, the Bloomberg Municipal Bond Index returned -7.90% for the reporting period, whereas the overall taxable investment-grade bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, returned -9.47%. U.S. Treasury yields moved sharply higher as inflation hit a four-decade high, the U.S. Federal Reserve Board (Fed) indicated it would aggressively raise interest rates, and the tragic war in Ukraine triggered numerous supply shortages. Meanwhile, consumer spending was generally resilient and the impact from COVID-19 and its variants appeared to wane. Rising yields caused the overall bond market to post poor results, as yields and bond prices move in the opposite direction.

Looking at the Fund's performance, our credit quality and maturity biases detracted from results. In particular, overweights to lower coupon, lower-quality and longer-term (9+ years) bonds were headwinds for performance, although this was partially offset by positive security selection in the longer-term space. An out-of-benchmark allocation to revenue bonds was not rewarded, as they underperformed their general obligation bond counterparts. In particular, an allocation to certain tobacco bonds and security selection in the hospital sector negatively impacted returns. On the upside, having a shorter duration than the benchmark contributed to results given the rising interest rate environment. An allocation to municipal bonds issued by Puerto Rico was also additive for relative performance, though security selection detracted.

In terms of adjustments, during the reporting period and given the volatile investment environment, we modestly increased the overall credit quality of the portfolio, as the rising rate environment allowed us to capture higher absolute yields from certain investment-grade securities.

We believe that the Fed's transition to tighter monetary policy will continue to lead to more volatility in the municipal bond market. The selloff in municipals has been driven by a sharp move higher in rates as the market repriced a more hawkish Fed. It is our view that in order for the municipal market to find an equilibrium, we will likely need to see more stability in the Treasury market. Calling market bottoms is a tough endeavor, but given the size of the rates selloff, it is our view that the worst could be behind us. Valuations have also improved when AAA municipals are measured against Treasuries. In addition, we believe that the technical environment may improve during the summer as net supply is expected to turn negative. We have always believed that the best and most consistent way to add value in the municipal market is through security selection. In our view, the opportunities to add value through security selection will continue to increase. We believe our duration positioning and historically high levels of portfolio liquidity should allow us to deploy capital when pockets of volatility arise. We think our investment style, which is centered on a spirited relative value debate as we consider investments, is well suited to environment which may lie ahead.

Sincerely,

JAMES L. ISELIN, S. BLAKE MILLER AND ERIC J. PELIO
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The bond ratings noted above represent segments of the Bloomberg Municipal Bond Index and Bloomberg Municipal High Yield Index, which are determined based on the average ratings issued by S&P Global, Moody's and Fitch.

Municipal High Income Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NMHIX
Class A	NMHAX
Class C	NMHCX

PORTFOLIO BY STATE AND TERRITORY

(as a % of Total Net Assets)
Alabama	4.9%
American Samoa	0.6
Arizona	4.2
Arkansas	0.7
California	6.8
Colorado	3.8
Florida	3.1
Georgia	2.8
Guam	1.2
Hawaii	0.6
Illinois	9.6
Indiana	0.9
Iowa	2.3
Kansas	0.7
Kentucky	1.6
Louisiana	1.3
Maine	0.5
Maryland	2.9
Michigan	2.2
Minnesota	0.6
Mississippi	0.2
Montana	0.6
Nevada	0.4
New Hampshire	0.5
New Jersey	5.0
New Mexico	0.4
New York	6.4
North Carolina	0.6
Ohio	8.7
Oregon	0.5
Pennsylvania	0.9
Puerto Rico	5.6
Rhode Island	0.6
South Carolina	1.1
Texas	7.9
Utah	1.4
Vermont	0.8
Virginia	1.6
Washington	2.6
Wisconsin	1.7
Other	1.5
Liabilities Less Other Assets	(0.3)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS10

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2022
	Date	04/30/2022	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	06/22/2015	-9.49%	-8.44%	2.50%	2.92%
Class A	06/22/2015	-9.67%	-8.80%	2.12%	2.53%
Class C	06/22/2015	-9.99%	-9.46%	1.38%	1.80%
With Sales Charge
Class A		-13.51%	-12.67%	1.25%	1.89%
Class C		-10.88%	-10.35%	1.38%	1.80%
Index
Blended Benchmark*[1,14]		-8.08%	-7.30%	2.71%	2.95%

*  Blended benchmark is composed of 65% Bloomberg Municipal Bond Index and 35% Bloomberg Municipal High Yield Index and is rebalanced monthly. Effective August 24, 2021, the Bloomberg Barclays Municipal Bond Index and the Bloomberg Barclays Municipal High Yield Index each changed its name to Bloomberg Municipal Bond Index and Bloomberg Municipal High Yield Index, respectively.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2022, the 30-day SEC yields were 3.13%, 2.76% and 1.99% for Institutional Class, Class A and Class C shares, respectively. The tax-equivalent yields were 5.29%, 4.66% and 3.36% for Institutional Class, Class A and Class C shares, respectively, for a shareholder in the highest federal income tax bracket (37% plus 3.8% Medicare contribution tax).9 Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 2.78%, 2.29% and 1.02% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 0.79%, 1.21% and 2.02% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.52%, 0.89% and 1.64% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2022, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal Impact Fund Commentary (Unaudited)

Neuberger Berman Municipal Impact Fund Institutional Class generated a -7.74% total return for the six-month period ended April 30, 2022 (the reporting period) and outperformed its benchmark, the Bloomberg Municipal Bond Index (the Index), which provided a -7.90% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The investment-grade municipal bond market generated weak results but outperformed the taxable investment-grade bond market during the reporting period. All told, the Index returned -7.90% for the reporting period, whereas the overall taxable investment-grade bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, returned -9.47%. U.S. Treasury yields moved sharply higher as inflation hit a four-decade high, the U.S. Federal Reserve Board (Fed) indicated it would aggressively raise interest rates, and the tragic war in Ukraine triggered numerous supply shortages. Meanwhile, consumer spending was generally resilient and the impact from COVID-19 and its variants appeared to wane. Rising yields caused the overall bond market to post poor results, as yields and bond prices move in the opposite direction.

Looking at the Fund's performance, having a shorter duration than the Index contributed to returns given the rising interest rate environment. Security selection of bonds rated AAA and an overweight to bonds rated A versus the Index was also beneficial. On the downside, credit quality, overall, detracted from results. This was partially driven by an overweight to lower quality, higher yielding securities, which lagged higher-rated bonds given the uncertain macro environment and periods of investor risk aversion. An overweight to the housing sector was also a drag on returns. We like these securities, as they offer attractive yields and generally finance projects for low to moderate-income first-time buyers. However, they tend to be longer-term lower coupon securities and underperformed over the period.

In terms of adjustments, some were made to the Fund, including modestly shortening the Fund's duration during the reporting period. We added to the credit quality of the portfolio, as the rising rate environment allowed us to capture higher absolute yields from certain investment-grade securities. As always, the Fund maintained its exposure to what we believed were projects that were impactful for their communities.

We believe that the Fed's transition to tighter monetary policy will continue to lead to more volatility in the municipal bond market. The selloff in municipals has been driven by a sharp move higher in rates as the market repriced a more hawkish Fed. In order for the municipal market to find an equilibrium, it is our view that we will likely need to see more stability in the Treasury market. Calling market bottoms is a tough endeavor, but given the size of the rates selloff, it is our view that the worst may be behind us. Valuations have also improved when AAA municipals are measured against Treasuries. In addition, we believe that the technical environment may improve during the summer as net supply is expected to turn negative. We have always believed that the best and most consistent way to add value in the municipal market is through security selection. In our view, the opportunities to add value through security selection will continue to increase. We believe our duration positioning and historically high levels of portfolio liquidity should allow us to deploy capital when pockets of volatility arise. We think our investment style, which is centered on a spirited relative value debate as we consider investments, is well suited to environment which may lie ahead.

Sincerely,

JAMES L. ISELIN, S. BLAKE MILLER, JAMES LYMAN AND JEFFREY HUNN
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The bond ratings noted above represent segments of the Bloomberg Municipal Bond Index, which are determined based on the average ratings issued by S&P Global, Moody's and Fitch.

Municipal Impact Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NMIIX
Class A	NIMAX
Class C	NIMCX

PORTFOLIO BY STATE AND TERRITORY

(as a % of Total Net Assets)
Alabama	0.8%
Arkansas	1.1
California	1.9
Colorado	1.9
Connecticut	0.6
District of Columbia	0.8
Florida	2.0
Georgia	1.3
Illinois	2.2
Indiana	4.8
Iowa	1.4
Kentucky	7.4
Louisiana	3.1
Maine	0.3
Massachusetts	0.6
Michigan	12.2
Minnesota	0.3
Mississippi	1.9
Missouri	3.5
New Jersey	2.6
New York	14.6
North Carolina	1.1
North Dakota	0.6
Ohio	2.2
Oklahoma	3.8
Pennsylvania	5.9
Puerto Rico	0.6
South Carolina	3.9
Tennessee	1.7
Texas	8.0
Virginia	1.6
Washington	0.5
West Virginia	3.2
Other Assets Less Liabilities	1.6 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS10,20

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2022
	Date	04/30/2022	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	03/11/2013[16]	-7.74%	-7.63%	1.04%	1.56%
Class A21	06/19/2018	-7.90%	-7.92%	0.76%	1.40%
Class C21	06/19/2018	-8.25%	-8.61%	0.18%	1.08%
With Sales Charge
Class A21		-11.83%	-11.82%	-0.11%	0.92%
Class C21		-9.16%	-9.52%	0.18%	1.08%
Index
Bloomberg Municipal Bond Index*[1,14]		-7.90%	-7.88%	1.80%	2.28%

*  Effective August 24, 2021, the Bloomberg Barclays Municipal Bond Index changed its name to the Bloomberg Municipal Bond Index.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2022, the 30-day SEC yields were 2.07%, 1.69% and 0.94% for Institutional Class, Class A and Class C shares, respectively. The tax-equivalent yields were 3.50%, 2.85% and 1.59% for Institutional Class, Class A and Class C shares, respectively, for a shareholder in the highest federal income tax bracket (37% plus 3.8% Medicare contribution tax).9 Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 1.62%, 0.59% and -2.40% for Institutional Class, Class A and Class C shares, respectively. A negative 30-day SEC yield results when a fund's accrued expenses exceed its income for the relevant period. Please note, in such instances the 30-day SEC yield may not equal the Fund's actual rate of income earned and distributed by the Fund and, therefore, a per share distribution may still be paid to shareholders.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 0.84%, 1.43%, and 2.22% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.43%, 0.80% and 1.55% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2022, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal Intermediate Bond Fund Commentary (Unaudited)

Neuberger Berman Municipal Intermediate Bond Fund Investor Class generated a -7.95% total return for the six-month period ended April 30, 2022 (the reporting period) and underperformed its benchmark, the Bloomberg 7-Year General Obligation (G.O.) Index (the Index), which provided a -6.87% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The investment-grade municipal bond market generated weak results but outperformed the taxable investment-grade bond market during the reporting period. All told, the Bloomberg Municipal Bond Index returned -7.90% for the reporting period, whereas the overall taxable investment-grade bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, returned -9.47%. U.S. Treasury yields moved sharply higher as inflation hit a four-decade high, the U.S. Federal Reserve Board (Fed) indicated it would aggressively raise interest rates, and the tragic war in Ukraine triggered numerous supply shortages. Meanwhile, consumer spending was generally resilient and the impact from COVID-19 and its variants appeared to wane. Rising yields caused the overall bond market to post poor results, as yields and bond prices move in the opposite direction.

In terms of the Fund's performance, having a longer duration than the Index detracted from returns given the rising interest rate environment. An overweight to lower coupon/longer duration bonds versus the Index was a headwind for relative results, although this was partially offset by positive security selection in the space. An out-of-benchmark allocation to revenue bonds was rewarded. In particular, allocations to certain tobacco, hospital and housing bonds negatively impacted returns. Having an allocation to BBB and below investment-grade securities was also detrimental, as these higher yielding securities underperformed. However, security selection within BBB was additive. On the upside, asset allocation to Puerto Rico-issued bonds and security selection of New York-issued municipal bonds was additive for results.

As the reporting period progressed, we increased the credit quality of the Fund, as the rising rate environment allowed us to capture higher absolute yields from certain investment-grade securities.

We believe that the Fed's transition to tighter monetary policy will continue to lead to more volatility in the municipal bond market. The selloff in municipals has been driven by a sharp move higher in rates as the market repriced a more hawkish Fed. In order for the municipal market to find an equilibrium, it is our view that we will likely need to see more stability in the Treasury market. Calling market bottoms is a tough endeavor, but given the size of the rates selloff, it is our view that the worst may be behind us. Valuations have also improved when AAA municipals are measured against Treasuries. In addition, we believe that the technical environment may improve during the summer as net supply is expected to turn negative. We have always believed that the best and most consistent way to add value in the municipal market is through security selection. In our view, the opportunities to add value through security selection will continue to increase. We believe our duration positioning and historically high levels of portfolio liquidity should allow us to deploy capital when pockets of volatility arise. We think our investment style, which is centered on a spirited relative value debate as we consider investments, is well suited to environment which may lie ahead.

Sincerely,

JAMES L. ISELIN AND S. BLAKE MILLER
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The bond ratings noted above represent segments of the Bloomberg 7-Year General Obligation (G.O.) Index, which are determined based on the average ratings issued by S&P Global, Moody's and Fitch.

Municipal Intermediate Bond Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NMUIX
Institutional Class	NMNLX
Class A	NMNAX
Class C	NMNCX

PORTFOLIO BY STATE AND TERRITORY

(as a % of Total Net Assets)
Alabama	5.6%
Arizona	1.5
Arkansas	0.6
California	5.6
Colorado	1.1
Connecticut	2.8
Delaware	0.6
District of Columbia	0.8
Florida	5.9
Georgia	2.2
Guam	0.4
Illinois	12.1
Indiana	1.4
Iowa	1.4
Kansas	0.7
Kentucky	0.8
Louisiana	0.4
Maryland	1.9
Massachusetts	0.6
Michigan	1.6
Minnesota	0.5
Mississippi	1.9
Missouri	1.3
Nevada	0.3
New Jersey	3.2
New York	15.4
North Carolina	1.9
Ohio	2.3
Oklahoma	1.9
Pennsylvania	7.1
Puerto Rico	1.3
Rhode Island	0.3
South Carolina	1.9
Tennessee	2.6
Texas	4.1
Utah	1.4
Virginia	0.5
Washington	0.5
West Virginia	0.4
Wisconsin	1.6
Wyoming	0.5
Other Assets Less Liabilities	1.1 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS10

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2022
	Date	04/30/2022	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	07/09/1987	-7.95%	-8.04%	1.09%	1.69%	4.22%
Institutional Class[11]	06/21/2010	-7.89%	-7.91%	1.24%	1.84%	4.27%
Class A11	06/21/2010	-8.15%	-8.34%	0.85%	1.45%	4.14%
Class C11	06/21/2010	-8.49%	-9.02%	0.09%	0.70%	3.87%
With Sales Charge
Class A11		-12.08%	-12.23%	-0.03%	1.00%	4.01%
Class C11		-9.39%	-9.92%	0.09%	0.70%	3.87%
Index
Bloomberg 7-Year G.O. Index*[1,14]		-6.87%	-7.25%	1.46%	1.95%	4.99%

*  Effective August 24, 2021, the Bloomberg Barclays 7-Year G.O. Index changed its name to the Bloomberg 7-Year G.O. Index.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2022, the 30-day SEC yields were 2.21%, 2.36%, 1.99% and 1.23% for Investor Class, Institutional Class, Class A and Class C shares, respectively. The tax-equivalent yields were 3.73%, 3.99%, 3.36% and 2.08% for Investor Class, Institutional Class, Class A and Class C shares, respectively, for a shareholder in the highest federal income tax bracket (37% plus 3.8% Medicare contribution tax).9 Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 2.02%, 2.21%, 1.79% and 1.02% for Investor Class, Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 0.60%, 0.44%, 0.82% and 1.58% for Investor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.45%, 0.30%, 0.67% and 1.42% for Investor Class, Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2022, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Short Duration Bond Fund Commentary (Unaudited)

Neuberger Berman Short Duration Bond Fund Investor Class generated a -4.11% total return for the six-month period ended April 30, 2022 (the reporting period) and underperformed its benchmark, the Bloomberg 1-3 Year U.S. Government/Credit Bond Index (the Index), which provided a -3.24% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

U.S. Treasury yields moved sharply higher during the reporting period as inflation hit a four-decade high, the U.S. Federal Reserve Board (Fed) indicated it would aggressively raise interest rates, and the tragic war in Ukraine triggered numerous supply shortages. Meanwhile, consumer spending was generally resilient and the impact from COVID-19 and its variants appeared to wane. Rising yields caused the overall bond market to post poor results, as yields and bond prices move in the opposite direction. Meanwhile, U.S. credit spreads widened given periods of risk aversion, as well as the Fed's monetary tightening, the latter of which could be a headwind for corporate earnings.

The largest detractor from the Fund's performance during the reporting period was its exposure to corporate bonds. Their spreads widened due to their duration and interest rate sensitivity, and not, in our view, because of weakening corporate fundamentals. Elsewhere, the allocation to structured products, including commercial mortgage-backed securities (CMBS) and mortgage credit were headwinds for results. Futures contracts were used to manage the Fund's overall duration positioning.

The Fund's use of futures and swap contracts detracted from performance during the reporting period.

We maintained the Fund's overall positioning over the reporting period, focusing on a diversified mix of non-Treasury spread sectors. We pared down our exposures to Treasury securities and our small allocation to municipal bonds. The proceeds were then redeployed into shorter duration high quality corporate bonds, as well as asset-backed securities and CMBS. We favored these securities as they offered attractive yields, in our view, as rates had reset higher.

The global growth outlook has been muddled by crosscurrents in the form of rising commodities and geopolitical events. However, we believe a number of factors should enable the global economy to avoid recession in 2022. First, although decelerating, the U.S. economy was in a strong position entering the current spike in inflation, providing substantial cushion to withstand policy changes. In the U.S., we believe the consumer remains in excellent shape, with debt levels close to record lows while savings remain ample. Looking at the past, recessions usually follow periods of over-investment and resulting market collapse, or problems within the financial system. We don't see either as present today. In our view, inflation levels are likely to peak over the coming months but remain at uncomfortably high levels for central banks. Broadly speaking, it seems likely to us that central bank tightening expectations have peaked, with increased growth uncertainty allowing policymakers to look through elevated inflation and adjust policy rate strategy over the next 12 months. In our base scenario, we believe a monetary policy shift from accommodation to normalization, with numerous rate hikes and balance sheet adjustments will drive intermediate Treasury yields moderately higher over the next 12 months. Given our base scenarios, we see the coming 12 months as a period in which interest rate volatility should normalize, supporting spread sectors.

Sincerely,

MICHAEL FOSTER, MATTHEW MCGINNIS, WOOLF NORMAN MILNER AND DAVID M. BROWN
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Short Duration Bond Fund (Unaudited)

TICKER SYMBOLS

Investor Class	NSBIX
Trust Class	NSBTX
Institutional Class	NSHLX
Class A	NSHAX
Class C	NSHCX

PORTFOLIO BY INVESTMENT TYPE

(as a % of Total Net Assets)
Asset-Backed Securities	15.0%
Corporate Bonds	51.5
Mortgage-Backed Securities	30.5
Short-Term Investments	2.2
Other Assets Less Liabilities	0.8 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS15

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2022
	Date	04/30/2022	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/09/1986	-4.11%	-4.04%	1.13%	1.03%	3.74%
Trust Class[12]	08/30/1993	-4.16%	-4.08%	1.05%	0.95%	3.66%
Institutional Class[12]	06/21/2010	-4.15%	-3.87%	1.33%	1.24%	3.80%
Class A12	06/21/2010	-4.20%	-4.28%	0.95%	0.86%	3.68%
Class C12	06/21/2010	-4.55%	-4.86%	0.22%	0.12%	3.42%
With Sales Charge
Class A12		-6.61%	-6.66%	0.44%	0.61%	3.60%
Class C12		-5.49%	-5.80%	0.22%	0.12%	3.42%
Index
Bloomberg 1-3 Year U.S. Government/Credit Bond Index*[1,14]		-3.24%	-3.50%	1.11%	1.02%	4.40%

*  Effective August 24, 2021, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index changed its name to the Bloomberg 1-3 Year U.S. Government/Credit Bond Index.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2022, the 30-day SEC yields were 3.32%, 3.22%, 3.52%, 3.15% and 2.39% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 3.04%, 2.88%, 3.28%, 2.89% and 2.13% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 0.96%, 1.13%, 0.76%, 1.15% and 1.90% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement).The expense ratios were 0.57%, 0.67%, 0.37%, 0.74% and 1.49% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers and restatement. The expense ratios for the semi-annual period ended April 30, 2022, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 2.50% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Strategic Income Fund Commentary (Unaudited)

Neuberger Berman Strategic Income Fund Institutional Class delivered a -7.45% total return for the six-month period ended April 30, 2022 (the reporting period), outperforming its benchmark, the Bloomberg U.S. Aggregate Bond Index (the Index), which provided a -9.47% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

U.S. Treasury yields moved sharply higher during the reporting period as inflation hit a four-decade high and, in response, the U.S, Federal Reserve Board (Fed) indicated it would aggressively raise interest rates. Ongoing supply chain frictions and global macroeconomic uncertainty were both exacerbated by the tragic war in Ukraine and the reintroduction of COVID-19 restrictions in China. On the other hand, consumer spending was generally resilient, and, at least in the U.S., the impact from the pandemic appeared to wane. Rising yields pressured fixed income market performance, as yields and bond prices move in the opposite direction. Meanwhile, U.S. credit spreads widened given periods of risk aversion as well as the Fed's monetary tightening.

Against a backdrop of rising interest rates, the Fund's duration underweight versus the Index was the largest driver of relative outperformance over the reporting period, followed by underweight exposures in investment grade (IG) credit and agency mortgage-backed securities (MBS). The Fund's allocation to bank loans—one of the few fixed income markets to generate positive returns over the period—also added value. Security selection in commercial mortgage-backed securities (CMBS) and the Fund's exposure to credit risk transfers and collateralized loan obligations contributed modestly. Exposure to U.S. and European high yield, emerging markets debt, financial hybrids and municipal bonds were the primary detractors for the reporting period.

The Fund's aggregate use of futures, swap, forward foreign currency, bond forward and option contracts contributed positively to performance during the reporting period.

We made several adjustments to the Fund during the reporting period. In late 2021, we increased the Fund's cash position with the view that market volatility was likely to be elevated in the coming quarters. We then used available capital to opportunistically add exposure as valuations became more attractive, in our view. Specifically, we increased exposure to high-quality spread sectors, such as IG credit, agency MBS and municipal bonds. We also added to securitized credit, emphasizing non-agency MBS, asset-backed securities and CMBS. We reduced exposure to bank loans, taking profits following strong performance relative to other fixed income markets. Overall, we remain overweight credit but at reduced levels versus 2021.

In our view, inflation levels are likely to peak in the coming months but remain at relatively high levels warranting continued attention from central banks. We believe goods inflation, which has been the forefront of recent price increases, is likely to ease, only to be supplanted by gains in services. All told, it is our view that the environment is likely to require central banks to be aggressive in terms of interest rate hikes—something that has contributed to the negative returns across fixed income during the reporting period. We believe that the market's expectations for rapid and significant central bank tightening are appropriate today even if the Fed may ultimately be unable to deliver on this aggressive path amid increasing challenges to growth. Given our base scenarios, we anticipate the coming 12 months as a period in which interest rate volatility could normalize; we believe that the fate of spread sectors will hinge on whether the economy and markets can withstand pressure from tighter monetary policy and diminishing prospects for growth abroad.

Sincerely,

THANOS BARDAS, ASHOK BHATIA, DAVID M. BROWN AND BRAD TANK
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Strategic Income Fund (Unaudited)

TICKER SYMBOLS

Trust Class	NSTTX
Institutional Class	NSTLX
Class A	NSTAX
Class C	NSTCX
Class R6	NRSIX

PORTFOLIO BY INVESTMENT TYPE

(as a % of Total Net Assets)
Asset-Backed Securities	7.4%
Closed-End Funds	0.1
Convertible Bonds	0.1
Corporate Bonds	46.2
Exchange-Traded Funds	0.2
Foreign Government Securities	4.6
Loan Assignments	4.6
Mortgage-Backed Securities	37.7
Municipal Notes	2.1
Options Purchased	0.0
U.S. Government Agency Securities	0.1
U.S. Treasury Obligations	18.9
Short-Term Investments	3.8
Liabilities Less Other Assets	(25.8)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives (other than options purchased), if any.

PERFORMANCE HIGHLIGHTS17

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2022
	Date	04/30/2022	1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class[13]	04/02/2007	-7.53%	-6.13%	2.42%	3.06%	5.48%
Institutional Class	07/11/2003	-7.45%	-5.81%	2.77%	3.42%	5.77%
Class A13	12/20/2007	-7.63%	-6.17%	2.37%	3.01%	5.45%
Class C13	12/20/2007	-7.96%	-6.84%	1.65%	2.29%	4.88%
Class R6[13]	03/15/2013	-7.42%	-5.72%	2.87%	3.49%	5.80%
With Sales Charge
Class A13		-11.58%	-10.17%	1.48%	2.56%	5.20%
Class C13		-8.85%	-7.72%	1.65%	2.29%	4.88%
Index
Bloomberg U.S. Aggregate Bond Index*[1,14]		-9.47%	-8.51%	1.20%	1.73%	3.32%

*  Effective August 24, 2021, the Bloomberg Barclays U.S. Aggregate Bond Index changed its name to the Bloomberg U.S. Aggregate Bond Index.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2022, the 30-day SEC yields were 4.28%, 4.64%, 4.23%, 3.51% and 4.74% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 4.25% and 3.49% for Trust Class and Class C shares, respectively. Absent repayment, the 30-day SEC yields would have been 4.65%, 4.25% and 4.75% for Institutional Class, Class A and Class R6 shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2021 were 0.99%, 0.61%, 1.00%, 1.73% and 0.51% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.95%, 0.60%, 1.00%, 1.70% and 0.50% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The total annual operating expense ratio for Class A includes the class's repayment of expenses previously reimbursed and/or fees previously waived under the contractual expense limitation by NBIA. The expense ratios for the semi-annual period ended April 30, 2022, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Endnotes

1  Please see "Glossary of Indices" on page 24 for a description of indices. Please note that individuals cannot invest directly in any index. The indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("NBIA") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  The performance information for periods prior to June 13, 2005, is that of the Fund's predecessor, Ariel Premier Bond Fund ("Ariel Fund"). The investment policies, guidelines and restrictions of the Fund are in all material respects equivalent to those of Ariel Fund. Returns would have been lower if Ariel Fund's manager had not waived certain of its fees during these periods.

3  The performance information for Institutional Class is that of Ariel Fund Institutional Class for the period October 1, 1995 (inception date) through June 10, 2005. The performance information for Investor Class is that of Ariel Fund Institutional Class for the period October 1, 1995 through January 31, 1997 (the period prior to the Investor Class' inception date), and that of Ariel Fund Investor Class for the period February 1, 1997 through June 10, 2005. Ariel Fund Institutional Class had lower expenses and typically higher returns than Ariel Fund Investor Class.

4  The performance information for Class A, Class C and Class R6 prior to the classes' inception date is that of the Institutional Class of Neuberger Berman Core Bond Fund (please see Endnote 3). The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A and Class C. The Institutional Class has higher expenses and typically lower returns than Class R6.

5  The performance information for Institutional Class and Class C prior to the classes' inception date is that of Class A of Neuberger Berman Floating Rate Income Fund. The performance information (at NAV) of Class A has been adjusted to reflect the appropriate sales charge applicable to Class C shares but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). Class A has higher expenses and typically lower returns (at NAV) than Institutional Class. Class A has lower expenses and typically higher returns (at NAV) than Class C.

6  The performance information for the period April 1, 1996 through September 6, 2002, is that of the Fund's predecessor, Lipper High Income Bond Fund ("Lipper Fund"), and the performance information for the period February 1, 1992 through March 31, 1996, is that of Lipper Fund's predecessor partnership. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of Lipper Fund, and the investment policies, objectives, guidelines and restrictions of Lipper Fund were in all material respects equivalent to those of its predecessor partnership. As mutual funds registered under the Investment Company Act of 1940, as amended ("1940 Act"), the Fund is, and Lipper Fund was, subject to certain restrictions under the 1940 Act and the Internal Revenue Code of 1986, as amended ("Code"), to which Lipper Fund's predecessor partnership was not subject. Had Lipper Fund's predecessor partnership been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, its investment performance may have been adversely affected. Returns would have been lower if Lipper Fund's manager had not waived certain of its fees during these periods.

7  The performance information for Investor Class is that of Lipper Fund Premier Class for the period April 1, 1996 through September 6, 2002, and that of Lipper Fund's predecessor partnership for the period February 1, 1992 (inception date) through March 31, 1996 (please see Endnote 6).

8  The performance information for Institutional Class, Class A, Class C, Class R3, Class R6 and Class E prior to the classes' respective inception dates is that of the Investor Class of Neuberger Berman High Income Bond Fund (please see Endnote 7). The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A, Class C and Class R3. The Investor Class has higher expenses and typically lower returns than Institutional Class, Class R6 and Class E.

9  Tax-equivalent effective yield is the taxable effective yield that a shareholder would have had to receive in order to realize the same level of yield after federal income taxes at the highest federal tax rate, currently 37% plus the 3.8% Medicare contribution tax, assuming that all of the Fund's income is exempt from federal income taxes.

10  A portion of the Fund's income may be a tax preference item for purposes of the federal alternative minimum tax for certain shareholders.

11  The performance information for Institutional Class, Class A and Class C prior to the classes' inception date is that of the Investor Class of Neuberger Berman Municipal Intermediate Bond Fund. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A and Class C. The Investor Class has higher expenses and typically lower returns than Institutional Class.

12  The performance information for Trust Class, Institutional Class, Class A and Class C prior to the classes' respective inception dates is that of the Investor Class of Neuberger Berman Short Duration Bond Fund. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Trust Class, Class A and Class C. The Investor Class has higher expenses and typically lower returns than Institutional Class.

13  The performance information for Trust Class, Class A, Class C and Class R6 prior to the classes' respective inception dates is that of the Institutional Class of Neuberger Berman Strategic Income Fund. The performance information of the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Trust Class, Class A and Class C. The Institutional Class has higher expenses and typically lower returns than Class R6.

14  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

15  The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

16  This date reflects when NBIA first became the investment manager to the Fund.

17  The Fund had a different goal, to maximize income without undue risk to principal, and investment strategy, which included managing assets by an asset allocation committee, prior to February 28, 2008. Its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

18  The Fund had a different goal, to maximize total return through a combination of income and capital appreciation, and investment strategy, which did not include investments in derivatives and non-U.S. dollar denominated securities, prior to February 28, 2008. Its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

19  The Fund's policies limited its ability to invest in bonds rated below "B" prior to July 6, 2006. Its performance prior to that date might have been different if current policies had been in effect.

20  The Fund had a different goal and different principal investment strategies, which included a policy to invest 80% of its net assets in securities of municipal issuers that provide interest income that is exempt from New York State and New York City personal income taxes and invest in only investment grade securities, prior to June 16, 2018. Its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

21  The performance information for Class A and Class C prior to the classes' inception date is that of the Institutional Class of Neuberger Berman Municipal Impact Fund (formerly, Neuberger Berman New York Municipal Income Fund). The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A and Class C.

For more complete information on any of the Neuberger Berman Income Funds, call us at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

Bloomberg 7-Year General Obligation (G.O.) Index:

The index is the 7-year (6-8 years to maturity) component of the Bloomberg G.O. Index. The Bloomberg G.O. Index measures the investment grade, U.S. dollar-denominated, long-term, tax-exempt state and local general obligation bond market. Effective August 24, 2021 all Bloomberg Barclays fixed income indices were rebranded as "Bloomberg indices".

Bloomberg U.S. Aggregate Bond Index:

The index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and nonagency). Effective August 24, 2021 all Bloomberg Barclays fixed income indices were rebranded as "Bloomberg indices".

Bloomberg Municipal Bond Index:

The index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody's, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. Effective August 24, 2021 all Bloomberg Barclays fixed income indices were rebranded as "Bloomberg indices".

Bloomberg Municipal High Yield Index:

The index measures the performance of the high yield municipal bond market. To be included in the index, bonds must be rated non-investment-grade (Ba1/BB+ or lower) by at least two of the following ratings agencies: Moody's, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be non-investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. Effective August 24, 2021 all Bloomberg Barclays fixed income indices were rebranded as "Bloomberg indices".

65% Bloomberg Municipal Bond Index and 35% Bloomberg Municipal High Yield Index:

The blended index is composed of 65% Bloomberg Municipal Bond Index and 35% Bloomberg Municipal High Yield Index (both described above) and is rebalanced monthly. Effective August 24, 2021 all Bloomberg Barclays fixed income indices were rebranded as "Bloomberg indices".

Bloomberg 1-3 Year U.S. Government/Credit Bond Index:

The index is the 1-3 year component of the Bloomberg U.S. Government/Credit Index. The Bloomberg U.S. Government/Credit Index is the non-securitized component of the Bloomberg U.S. Aggregate Bond Index and includes Treasuries and government-related (agency, sovereign, supranational, and local authority debt guaranteed by the U.S. government) and investment grade corporate securities. Effective August 24, 2021 all Bloomberg Barclays fixed income indices were rebranded as "Bloomberg indices".

ICE BofA U.S. High Yield Constrained Index:

The index tracks the performance of U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. In addition to meeting other criteria, qualifying securities must have a below investment grade rating (based on an average of Moody's, S&P and Fitch ratings), and have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the U.S. and Western Europe. Securities in legal default are excluded from the index. Index constituents are capitalization-weighted, provided the total allocation to an individual issuer does not exceed 2%.

J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI)—Diversified:

The index tracks the performance of U.S. dollar-denominated corporate emerging market bonds, including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Diversified version of the index is market capitalization-weighted and limits the weights of those index countries with larger corporate debt stocks by including only specified portions of those countries' eligible current face amounts of debt outstanding. Effective March 31, 2022, Russia and Belarus were excluded from the J.P. Morgan fixed income indices. The index market value for all Russian and Belarus debt was set to zero, reflecting a total return loss due to market disruption.

J.P. Morgan Emerging Markets Bond Index (EMBI)—Global Diversified:

The index tracks the performance of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities (Brady bonds, loans and Eurobonds), including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Global version of the index captures a broad, comprehensive universe of emerging market issues. The Diversified version of the index is market capitalization-weighted and limits the weights of those index countries with larger debt stocks by including only specified portions of those countries' eligible current face amounts of debt outstanding. Effective March 31, 2022, Russia and Belarus were excluded from the J.P. Morgan fixed income indices. The index market value for all Russian and Belarus debt was set to zero, reflecting a total return loss due to market disruption.

J.P. Morgan Government Bond Index (GBI)—Emerging Markets Global Diversified:

The index tracks the performance of local currency denominated bonds issued by emerging market governments, including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Global version of the index includes only countries that are accessible by most of the international investor base, while countries with explicit capital controls are excluded. The Diversified version of the index is market capitalization-weighted, with a maximum weight to a country capped at 10%. Effective March 31, 2022, Russia and Belarus were excluded from the J.P. Morgan fixed income indices. The index market value for all Russian and Belarus debt was set to zero, reflecting a total return loss due to market disruption.

50% J.P. Morgan GBI—Emerging Markets Global Diversified, 25% J.P. Morgan EMBI—Global Diversified, and 25% J.P. Morgan CEMBI—Diversified:

The blended index is composed of 50% J.P. Morgan GBI—Emerging Markets Global Diversified, 25% J.P. Morgan EMBI—Global Diversified, and 25% J.P. Morgan CEMBI—Diversified (all described above) and is rebalanced monthly. Effective March 31, 2022, Russia and Belarus were excluded from the J.P. Morgan fixed income indices. The index market value for all Russian and Belarus debt was set to zero, reflecting a total return loss due to market disruption.

S&P/LSTA Leveraged Loan Index:

A market value-weighted index that measures the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. Eligible loans must be senior secured and US dollar denominated, with a minimum initial term of one year, a minimum initial spread of LIBOR + 125 basis points, and a $50 million initial funding. Defaulted loans remain in the index until removal upon exit from bankruptcy or restructuring. LSTA (Loan Syndications and Trading Association) / Thomson Reuters LPC Mark-to-Market Pricing is used to price each loan in the index. (Note, LIBOR is expected to stop being published at the end of 2021 for most currencies and rates, and at June 2023 for certain U.S. dollar maturity rates.)

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2022 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

Neuberger Berman Income Funds
	ACTUAL					HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 11/1/21	Ending Account Value 4/30/22	Expenses Paid During the Period(1) 11/1/21 - 4/30/22	Expense Ratio		Beginning Account Value 11/1/21	Ending Account Value 4/30/22	Expenses Paid During the Period(2) 11/1/21 - 4/30/22	Expense Ratio
Core Bond Fund
Investor Class	$1,000.00	$901.40	$3.68	0.78%		$1,000.00	$1,020.93	$3.91	0.78%
Institutional Class	$1,000.00	$903.40	$1.79	0.38%		$1,000.00	$1,022.91	$1.91	0.38%
Class A	$1,000.00	$901.30	$3.68	0.78%		$1,000.00	$1,020.93	$3.91	0.78%
Class C	$1,000.00	$898.00	$7.20	1.53%		$1,000.00	$1,017.21	$7.65	1.53%
Class R6	$1,000.00	$903.90	$1.32	0.28%		$1,000.00	$1,023.41	$1.40	0.28%
Emerging Markets Debt Fund
Institutional Class	$1,000.00	$871.50	$3.67	0.79%		$1,000.00	$1,020.88	$3.96	0.79%
Class A	$1,000.00	$869.70	$5.38	1.16%		$1,000.00	$1,019.04	$5.81	1.16%
Class C	$1,000.00	$866.50	$8.84	1.91%		$1,000.00	$1,015.32	$9.54	1.91%
Floating Rate Income Fund
Institutional Class	$1,000.00	$997.10	$3.02	0.61%		$1,000.00	$1,021.77	$3.06	0.61%
Class A	$1,000.00	$996.30	$4.85	0.98%		$1,000.00	$1,019.93	$4.91	0.98%
Class C	$1,000.00	$992.50	$8.55	1.73%		$1,000.00	$1,016.22	$8.65	1.73%
High Income Bond Fund
Investor Class	$1,000.00	$928.00	$4.11	0.86%		$1,000.00	$1,020.53	$4.31	0.86%
Institutional Class	$1,000.00	$928.90	$3.30	0.69%		$1,000.00	$1,021.37	$3.46	0.69%
Class A	$1,000.00	$926.70	$5.35	1.12%		$1,000.00	$1,019.24	$5.61	1.12%
Class C	$1,000.00	$923.70	$8.73	1.83%		$1,000.00	$1,015.72	$9.15	1.83%
Class R3	$1,000.00	$925.90	$6.40	1.34%		$1,000.00	$1,018.15	$6.71	1.34%
Class R6	$1,000.00	$929.40	$2.82	0.59%		$1,000.00	$1,021.87	$2.96	0.59%
Class E	$1,000.00	$932.20	$0.17	0.06	%(3)	$1,000.00	$1,024.50	$0.30	0.06%
Municipal High Income Fund
Institutional Class	$1,000.00	$905.10	$2.36	0.50%		$1,000.00	$1,022.32	$2.51	0.50%
Class A	$1,000.00	$903.30	$4.11	0.87%		$1,000.00	$1,020.48	$4.36	0.87%
Class C	$1,000.00	$900.10	$7.63	1.62%		$1,000.00	$1,016.76	$8.10	1.62%
Municipal Impact Fund
Institutional Class	$1,000.00	$922.60	$2.05	0.43%		$1,000.00	$1,022.66	$2.16	0.43%
Class A	$1,000.00	$921.00	$3.81	0.80%		$1,000.00	$1,020.83	$4.01	0.80%
Class C	$1,000.00	$917.50	$7.37	1.55%		$1,000.00	$1,017.11	$7.75	1.55%
Municipal Intermediate Bond Fund
Investor Class	$1,000.00	$920.50	$2.14	0.45%		$1,000.00	$1,022.56	$2.26	0.45%
Institutional Class	$1,000.00	$921.10	$1.43	0.30%		$1,000.00	$1,023.31	$1.51	0.30%
Class A	$1,000.00	$918.50	$3.19	0.67%		$1,000.00	$1,021.47	$3.36	0.67%
Class C	$1,000.00	$915.10	$6.74	1.42%		$1,000.00	$1,017.75	$7.10	1.42%
Short Duration Bond Fund
Investor Class	$1,000.00	$958.90	$2.62	0.54%		$1,000.00	$1,022.12	$2.71	0.54%
Trust Class	$1,000.00	$958.40	$3.11	0.64%		$1,000.00	$1,021.62	$3.21	0.64%
Institutional Class	$1,000.00	$958.50	$1.65	0.34%		$1,000.00	$1,023.11	$1.71	0.34%
Class A	$1,000.00	$958.00	$3.45	0.71%		$1,000.00	$1,021.27	$3.56	0.71%
Class C	$1,000.00	$954.50	$7.08	1.46%		$1,000.00	$1,017.55	$7.30	1.46%

Expense Example (Unaudited) (cont'd)

Neuberger Berman Income Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 11/1/21	Ending Account Value 4/30/22	Expenses Paid During the Period(1) 11/1/21 - 4/30/22	Expense Ratio	Beginning Account Value 11/1/21	Ending Account Value 4/30/22	Expenses Paid During the Period(2) 11/1/21 - 4/30/22	Expense Ratio
Strategic Income Fund
Trust Class	$1,000.00	$924.70	$4.49	0.94%	$1,000.00	$1,020.13	$4.71	0.94%
Institutional Class	$1,000.00	$925.50	$2.82	0.59%	$1,000.00	$1,021.87	$2.96	0.59%
Class A	$1,000.00	$923.70	$4.72	0.99%	$1,000.00	$1,019.89	$4.96	0.99%
Class C	$1,000.00	$920.40	$8.05	1.69%	$1,000.00	$1,016.41	$8.45	1.69%
Class R6	$1,000.00	$925.80	$2.34	0.49%	$1,000.00	$1,022.36	$2.46	0.49%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 181/365 (to reflect the one-half year period shown).

(3)  Expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 110/365 (to reflect the period shown as of January 11, 2022 (Commencement of Operations) to April 30, 2022).

Legend April 30, 2022 (Unaudited)

Neuberger Berman Income Funds

Benchmarks:

AUD-BBR  = Australian Bank Bill Rate

BUBOR  = Budapest Interbank Offered Rate

CETIP  = Overnight Brazil Interbank Deposit Rate

CLICP  = Sinacofi Chile Interbank Rate Average

CME Term

SOFR  = CME Group, Inc. Term Secured Overnight Financing Rate

CNRR007  = China Fixing Rate Repo Rates 7 Day

CPTFEMU  = Eurostat Eurozone Harmonised Indices of Consumer Prices Ex Tobacco Unrevised Series NSA

EURIBOR  = Euro Interbank Offered Rate

EUAMDB10  = EUR ICE Swap Rate – 10 Year

FRCPXTOB  = France Consumer Price Index Ex Tobacco

IBRCOL  = Colombia Overnight Interbank Reference Rate

KLIBOR  = Kuala Lumpur Interbank Offered Rate

LIBOR  = London Interbank Offered Rate

MIBOR  = Mumbai Interbank Offered Rate

NIBOR  = Norwegian Interbank Offered Rate

NZD-BBR  = New Zealand Bank Bill Rate

PRIBOR  = Prague Interbank Offered Rate

SARON  = Swiss Average Rate Overnight

SOFR  = Secured Overnight Financing Rate

SOFR30A  = 30 Day Average Secured Overnight Financing Rate

SONIA  = Sterling Overnight Index Average

TIIE  = Mexican Interbank Equilibrium Interest Rate

TONA  = Tokyo Overnight Average Rate

WIBOR  = Warsaw Interbank Offered Rate

Currency Abbreviations:

AUD  = Australian Dollar

BRL  = Brazilian Real

CAD  = Canadian Dollar

CHF  = Swiss Franc

CLP  = Chilean Peso

CNH(a)  = Chinese Yuan Renminbi

CNY(a)  = Chinese Yuan Renminbi

COP  = Colombian Peso

CZK  = Czech Koruna

DKK  = Danish Krone

DOP  = Dominican Peso

EGP  = Egyptian Pound

EUR  = Euro

GBP  = Pound Sterling

GHS  = Ghanaian Cedi

HUF  = Hungarian Forint

IDR  = Indonesian Rupiah

ILS  = Israeli Shekel

Currency Abbreviations (cont'd):

INR  = Indian Rupee

JPY  = Japanese Yen

KRW  = South Korean Won

MXN  = Mexican Peso

MYR  = Malaysian Ringgit

NOK  = Norwegian Krone

NZD  = New Zealand Dollar

PEN  = Peruvian Nuevo Sol

PHP  = Philippine Peso

PLN  = Polish Zloty

RON  = Romanian New Leu

RUB  = Russian Ruble

RSD  = Serbian Dinar

SGD  = Singapore Dollar

THB  = Thai Baht

TRY  = Turkish Lira

TWD  = Taiwan Dollar

UGX  = Ugandan Shilling

USD  = United States Dollar

UYU  = Uruguayan Peso

VND  = Vietnamese Dong

ZAR  = South African Rand

ZMW  = Zambian Kwacha

Other Abbreviations:

CVI  = An instrument that gives the holder the right to receive additional debt service payments from the debtor in the event that certain growth-linked triggers (such as increases in gross domestic product or government revenues) are met.

Management

or NBIA  = Neuberger Berman Investment Advisers LLC

Non-Deliverable Forward Contracts:

BRL  = Brazilian Real

CLP  = Chilean Peso

CNY(a)  = Chinese Yuan Renminbi

COP  = Colombian Peso

EGP  = Egyptian Pound

GHS  = Ghanaian Cedi

IDR  = Indonesian Rupiah

INR  = Indian Rupee

KRW  = South Korean Won

MYR  = Malaysian Ringgit

PEN  = Peruvian Nuevo Sol

PHP  = Philippine Peso

RUB  = Russian Ruble

TWD  = Taiwan Dollar

VND  = Vietnamese Dong

Legend April 30, 2022 (Unaudited) (cont'd)

Neuberger Berman Income Funds

Counterparties:

BB  = Barclays Bank PLC

BNP  = BNP Paribas SA

CITI  = Citibank, N.A.

DB  = Deutsche Bank

GSI  = Goldman Sachs International

HSBC  = HSBC Bank plc

JPM  = JPMorgan Chase Bank N.A.

MS  = Morgan Stanley Capital Services LLC

SCB  = Standard Chartered Bank

SSB  = State Street Bank and Trust Company

Clearinghouses:

CME  = CME Group, Inc.

ICE CC  = ICE Clear Credit LLC

LCH  = LCH Clearnet Limited

Index Periods/Payment Frequencies:

1D  = 1 Day

7D  = 7 Days

28D  = 28 Days

1M  = 1 Month

2M  = 2 Months

3M  = 3 Months

6M  = 6 Months

1Y  = 1 Year

1W  = 1 Week

T  = Termination

(a)  There is one official currency held in China, the Chinese Yuan Renminbi. CNY is traded onshore, in mainland China and CNH is traded offshore, mainly in the Hong Kong market, each at a different exchange rate.

Schedule of Investments Core Bond Fund^ (Unaudited) April 30, 2022

PRINCIPAL AMOUNT		VALUE
U.S. Treasury Obligations 27.0%
	U.S. Treasury Bonds
$3,470,000	5.00%, due 5/15/2037	$4,348,479
3,390,000	3.50%, due 2/15/2039	3,607,304
4,165,000	4.75%, due 2/15/2041	5,138,081
2,760,000	1.75%, due 8/15/2041	2,186,438
2,220,000	2.00%, due 11/15/2041 – 8/15/2051	1,827,454
8,855,000	3.13%, due 2/15/2043 – 8/15/2044	8,740,558
1,695,000	3.63%, due 2/15/2044	1,808,684
6,295,000	2.25%, due 8/15/2046 – 2/15/2052	5,360,164
1,275,000	2.75%, due 8/15/2047	1,191,328
1,545,000	3.00%, due 2/15/2048	1,518,023
2,560,000	1.63%, due 11/15/2050	1,881,800
2,900,000	1.88%, due 2/15/2051 – 11/15/2051	2,273,761
4,135,000	2.38%, due 5/15/2051	3,640,415
	U.S. Treasury Notes
46,985,000	1.88%, due 7/31/2022 – 2/15/2032	46,824,155
4,030,000	0.25%, due 6/15/2023	3,941,372
6,655,000	2.88%, due 5/31/2025 – 11/30/2025	6,642,237
4,850,000	0.38%, due 11/30/2025	4,427,330
1,260,000	0.63%, due 7/31/2026	1,142,859
18,000,000	0.88%, due 9/30/2026	16,454,531
585,000	1.25%, due 12/31/2026	541,788
1,020,000	2.50%, due 3/31/2027	999,520
3,935,000	2.75%, due 4/30/2027	3,901,504
7,095,000	0.50%, due 5/31/2027 – 10/31/2027	6,258,567
1,590,000	1.50%, due 11/30/2028	1,450,564
13,605,000	2.38%, due 3/31/2029	13,116,070
5,325,000	1.38%, due 11/15/2031	4,650,223
	Total U.S. Treasury Obligations (Cost $163,182,720)	153,873,209
U.S. Government Agency Securities 0.5%
1,160,000	Federal Home Loan Bank, 5.50%, due 7/15/2036	1,414,265
455,000	Federal National Mortgage Association, 5.63%, due 7/15/2037	566,019
700,000	Tennessee Valley Authority, 5.25%, due 9/15/2039	830,391
	Total U.S. Government Agency Securities (Cost $2,827,582)	2,810,675
Mortgage-Backed Securities 41.6%
Collateralized Mortgage Obligations 5.4%
	Angel Oak Mortgage Trust
207,159	Ser. 2019-6, Class A1, 2.62%, due 11/25/2059	206,759	(a)(b)
1,190,527	Ser. 2021-3, Class A1, 1.07%, due 5/25/2066	1,111,117	(a)(b)
256,776	Angel Oak Mortgage Trust I LLC, Ser. 2019-1, Class A1, 3.92%, due 11/25/2048	256,578	(a)(b)
	Connecticut Avenue Securities Trust
702,000	Ser. 2021-R01, Class 1M2, (SOFR30A + 1.55%), 1.84%, due 10/25/2041	679,036	(a)(c)
1,575,000	Ser. 2022-R01, Class 1M2, (SOFR30A + 1.90%), 2.19%, due 12/25/2041	1,517,925	(a)(c)
1,540,000	Ser. 2022-R03, Class 1M2, (SOFR30A + 3.50%), 3.79%, due 3/25/2042	1,567,025	(a)(c)
419,749	Ellington Financial Mortgage Trust, Ser. 2022-1, Class A1, 2.21%, due 1/25/2067	391,995	(a)(b)
	Fannie Mae Connecticut Avenue Securities
1,709,985	Ser. 2017-C03, Class 1M2, (1M USD LIBOR + 3.00%), 3.67%, due 10/25/2029	1,755,032	(c)
1,000,804	Ser. 2018-C01, Class 1M2, (1M USD LIBOR + 2.25%), 2.92%, due 7/25/2030	1,010,181	(c)
2,099,326	Fannie Mae Interest Strip, Ser. 418, Class C24, 4.00%, due 8/25/2043	363,240	(d)

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
	Fannie Mae Real Estate Mortgage Investment Conduits
$1,976,297	Ser. 2012-15, Class S, (5.95% – 1M USD LIBOR), 5.28%, due 3/25/2042	$337,015	(c)(d)
1,750,840	Ser. 2012-70, Class HS, (6.00% – 1M USD LIBOR), 5.33%, due 7/25/2042	264,552	(c)(d)
796,796	Ser. 2012-140, Class PI, 3.50%, due 12/25/2042	129,258	(d)
958,839	Ser. 2017-100, Class S, (6.15% – 1M USD LIBOR), 5.48%, due 12/25/2042	162,388	(c)(d)
1,883,667	Ser. 2013-6, Class SB, (6.10% – 1M USD LIBOR), 5.43%, due 2/25/2043	258,991	(c)(d)
1,468,141	Ser. 2013-18, Class PS, (6.10% – 1M USD LIBOR), 5.43%, due 3/25/2043	224,612	(c)(d)
1,643,792	Ser. 2015-32, Class SA, (6.20% – 1M USD LIBOR), 5.53%, due 5/25/2045	274,509	(c)(d)
1,044,119	Ser. 2016-32, Class LI, 3.50%, due 6/25/2046	192,872	(d)
441,927	Ser. 2016-40, Class SA, (5.85% – 1M USD LIBOR), 5.18%, due 7/25/2046	69,300	(c)(d)
1,632,956	Ser. 2016-95, Class US, (6.00% – 1M USD LIBOR), 5.33%, due 12/25/2046	260,387	(c)(d)
2,149,568	Ser. 2018-7, Class CI, 4.00%, due 2/25/2048	320,528	(d)
1,191,749	Ser. 2020-52, Class GI, 4.50%, due 8/25/2050	249,143	(d)
	Freddie Mac Real Estate Mortgage Investment Conduits
1,739,082	Ser. 4018, Class HS, (6.45% – 1M USD LIBOR), 5.90%, due 3/15/2042	306,650	(c)(d)
884,383	Ser. 4120, Class SV, (6.15% – 1M USD LIBOR), 5.60%, due 10/15/2042	136,948	(c)(d)
1,066,729	Ser. 4159, Class KS, (6.15% – 1M USD LIBOR), 5.60%, due 1/15/2043	183,245	(c)(d)
693,359	Ser. 4385, Class IA, 4.50%, due 9/15/2044	123,733	(d)
1,475,512	Ser. 4572, Class SA, (6.05% – 1M USD LIBOR), 5.50%, due 4/15/2046	225,810	(c)(d)
1,283,560	Ser. 4623, Class MS, (6.00% – 1M USD LIBOR), 5.45%, due 10/15/2046	216,654	(c)(d)
800,015	Freddie Mac Strips, Ser. 312, Class S1, (5.95% – 1M USD LIBOR), 5.40%, due 9/15/2043	108,855	(c)(d)
	Freddie Mac Structured Agency Credit Risk Debt Notes
698,148	Ser. 2017-DNA1, Class M2, (1M USD LIBOR + 3.25%), 3.92%, due 7/25/2029	705,882	(c)
1,483,083	Ser. 2017-HQA3, Class M2, (1M USD LIBOR + 2.35%), 3.02%, due 4/25/2030	1,500,172	(c)
728,028	Ser. 2018-HQA1, Class M2, (1M USD LIBOR + 2.30%), 2.97%, due 9/25/2030	732,537	(c)
929,984	Ser. 2019-CS03, Class M1, (1M USD LIBOR + 0.00%), 0.67%, due 10/25/2032	925,903	(a)(c)
2,907,000	Ser. 2021-DNA7, Class M1, (SOFR30A + 0.85%), 1.14%, due 11/25/2041	2,856,351	(a)(c)
	Freddie Mac Structured Agency Credit Risk Debt Notes Real Estate Mortgage Investment Conduits
448,000	Ser. 2022-HQA1, Class M1B, (SOFR30A + 3.50%), 3.79%, due 3/25/2042	457,517	(a)(c)
736,000	Ser. 2022-DNA3, Class M1B, (SOFR30A + 2.90%), 3.15%, due 4/25/2042	736,466	(a)(c)
	GCAT Trust
424,819	Ser. 2019-NQM3, Class A1, 2.69%, due 11/25/2059	414,092	(a)(b)
1,468,455	Ser. 2021-NQM5, Class A1, 1.26%, due 7/25/2066	1,314,806	(a)(b)
	Government National Mortgage Association
1,871,912	Ser. 2013-5, Class BI, 3.50%, due 1/20/2043	341,206	(d)
2,157,620	Ser. 2013-23, Class IT, 3.50%, due 2/20/2043	400,358	(d)
864,432	Ser. 2018-124, Class DS, (6.10% – 1M USD LIBOR), 5.51%, due 12/16/2043	121,716	(c)(d)
1,072,527	Ser. 2016-77, Class TS, (6.15% – 1M USD LIBOR), 5.56%, due 12/20/2044	119,425	(c)(d)
1,133,701	Ser. 2019-22, Class SA, (5.60% – 1M USD LIBOR), 5.01%, due 2/20/2045	131,648	(c)(d)
1,504,652	Ser. 2018-7, Class SA, (6.20% – 1M USD LIBOR), 5.61%, due 1/20/2048	190,872	(c)(d)
3,368,179	Ser. 2020-173, Class MI, 2.50%, due 11/20/2050	444,749	(d)
3,474,157	Ser. 2021-116, Class IA, 2.50%, due 6/20/2051	472,679	(d)
203,085	New Residential Mortgage Loan Trust, Ser. 2019-NQM5, Class A1, 2.71%, due 11/25/2059	200,314	(a)(b)
	Starwood Mortgage Residential Trust
68,386	Ser. 2019-INV1, Class A1, 2.61%, due 9/27/2049	68,409	(a)(b)
1,046,863	Ser. 2021-3, Class A1, 1.13%, due 6/25/2056	980,432	(a)(b)
1,470,234	Ser. 2021-6, Class A1, 1.92%, due 11/25/2066	1,367,422	(a)(b)
	Verus Securitization Trust
180,137	Ser. 2019-4, Class A1, 2.64%, due 11/25/2059	179,743	(a)(e)
1,309,236	Ser. 2021-3, Class A1, 1.05%, due 6/25/2066	1,214,643	(a)(b)
1,950,888	Ser. 2021-6, Class A1, 1.63%, due 10/25/2066	1,790,989	(a)(b)
		30,572,669
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Commercial Mortgage-Backed 7.0%
$1,834,000	BB-UBS Trust, Ser. 2012-SHOW, Class A , 3.43%, due 11/5/2036	$1,794,318	(a)
	Benchmark Mortgage Trust
11,142,749	Ser. 2021-B26, Class XA, 1.00%, due 6/15/2054	636,605	(b)(d)
404,000	Ser. 2021-B31, Class D, 2.25%, due 12/15/2054	281,744	(a)
601,000	Ser. 2021-B31, Class C, 3.20%, due 12/15/2054	519,800	(b)
1,319,000	Ser. 2022-B34, Class A5, 3.79%, due 4/15/2055	1,287,994
1,600,000	BX Commercial Mortgage Trust, Ser. 2021-VOLT, Class D, (1M USD LIBOR + 1.65%), 2.20%, due 9/15/2036	1,549,352	(a)(c)
	BX Trust
963,000	Ser. 2021-SDMF, Class E, (1M USD LIBOR + 1.59%), 2.14%, due 9/15/2034	914,004	(a)(c)
1,858,000	Ser. 2019-OC11, Class A, 3.20%, due 12/9/2041	1,727,758	(a)
559,000	BXP Trust, Ser. 2017-GM, Class A, 3.38%, due 6/13/2039	537,249	(a)
1,416,000	CAMB Commercial Mortgage Trust, Ser. 2019-LIFE, Class B, (1M USD LIBOR + 1.25%), 1.80%, due 12/15/2037	1,398,716	(a)(c)
242,802	CD Mortgage Trust, Ser. 2018-CD7, Class A1, 3.28%, due 8/15/2051	242,994
	Citigroup Commercial Mortgage Trust
1,093,000	Ser. 2013-GC11, Class B, 3.73%, due 4/10/2046	1,093,703	(b)
330,000	Ser. 2013-GC17, Class B, 5.10%, due 11/10/2046	331,974	(b)
745,000	Ser. 2014-GC23, Class B, 4.18%, due 7/10/2047	738,584	(b)
4,079,375	Ser. 2014-GC25, Class XA, 1.10%, due 10/10/2047	76,691	(b)(d)
2,163,598	Ser. 2015-GC27, Class XA, 1.48%, due 2/10/2048	63,709	(b)(d)
945,000	Ser. 2015-P1, Class A5, 3.72%, due 9/15/2048	941,942
520,000	Ser. 2018-C6, Class A4, 4.41%, due 11/10/2051	531,280
	Commercial Mortgage Trust
1,060,000	Ser. 2012-CR4, Class AM, 3.25%, due 10/15/2045	1,054,337
1,000,000	Ser. 2013-LC6, Class B, 3.74%, due 1/10/2046	998,261
500,000	Ser. 2014-CR15, Class B, 4.77%, due 2/10/2047	504,114	(b)
5,014,736	Ser. 2014-CR16, Class XA, 1.11%, due 4/10/2047	78,515	(b)(d)
2,693,790	Ser. 2014-LC15, Class XA, 1.22%, due 4/10/2047	41,612	(b)(d)
900,000	Ser. 2014-LC15, Class AM, 4.20%, due 4/10/2047	901,807
4,912,427	Ser. 2014-CR17, Class XA, 1.12%, due 5/10/2047	74,892	(b)(d)
2,997,304	Ser. 2014-UBS3, Class XA, 1.22%, due 6/10/2047	51,375	(b)(d)
16,259,380	Ser. 2014-CR18, Class XA, 1.15%, due 7/15/2047	276,718	(b)(d)
3,773,937	Ser. 2014-UBS6, Class XA, 1.00%, due 12/10/2047	67,954	(b)(d)
485,000	Ser. 2014-CR21, Class AM, 3.99%, due 12/10/2047	480,244
1,105,000	Ser. 2015-LC21, Class A4, 3.71%, due 7/10/2048	1,101,039
	CSAIL Commercial Mortgage Trust
21,725,365	Ser. 2016-C5, Class XA, 1.07%, due 11/15/2048	559,207	(b)(d)
353,000	Ser. 2016-C7, Class A5, 3.50%, due 11/15/2049	345,948
841,000	Ser. 2015-C1, Class B, 4.04%, due 4/15/2050	794,489	(b)
1,280,000	Ser. 2017-CX9, Class A5, 3.45%, due 9/15/2050	1,242,479
1,050,000	Ser. 2019-C15, Class A4, 4.05%, due 3/15/2052	1,046,608
	Freddie Mac Multifamily Structured Pass Through Certificates
24,489,200	Ser. KW03, Class X1, 0.97%, due 6/25/2027	737,355	(b)(d)
63,186,000	Ser. K088, Class XAM, 0.57%, due 1/25/2029	1,742,215	(b)(d)
22,936,551	Ser. K090, Class X1, 0.85%, due 2/25/2029	973,482	(b)(d)
10,000,000	Ser. K098, Class XAM, 1.52%, due 8/25/2029	872,624	(b)(d)
	GS Mortgage Securities Trust
770,000	Ser. 2012-GCJ9, Class B, 3.75%, due 11/10/2045	771,131	(a)
8,060,977	Ser. 2014-GC18, Class XA, 1.21%, due 1/10/2047	113,868	(b)(d)
1,200,000	Ser. 2019-GSA1, Class A4, 3.05%, due 11/10/2052	1,124,561
895,000	Hilton USA Trust, Ser. 2016-HHV, Class A, 3.72%, due 11/5/2038	875,668	(a)
1,515,000	Hudson Yards Mortgage Trust, Ser. 2019-55HY, Class A, 3.04%, due 12/10/2041	1,403,340	(a)(b)
	JP Morgan Chase Commercial Mortgage Securities Trust
927,000	Ser. 2012-HSBC, Class C, 4.02%, due 7/5/2032	927,646	(a)
736,000	Ser. 2022-OPO, Class B, 3.38%, due 1/5/2039	689,551	(a)

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$765,000	JPMBB Commercial Mortgage Securities Trust, Ser. 2015-C33, Class AS, 4.02%, due 12/15/2048	$754,221
633,000	Manhattan West Mortgage Trust, Ser. 2020-1MW, Class A, 2.13%, due 9/10/2039	572,611	(a)
3,154,254	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2014-C16, Class XA, 1.11%, due 6/15/2047	42,061	(b)(d)
656,740	UBS Commercial Mortgage Trust, Ser. 2018-C14, Class A1, 3.38%, due 12/15/2051	657,523
	Wells Fargo Commercial Mortgage Trust
500,000	Ser. 2015-C29, Class A4, 3.64%, due 6/15/2048	497,354
670,000	Ser. 2015-NXS4, Class C, 4.84%, due 12/15/2048	654,895	(b)
375,000	Ser. 2018-C46, Class A4, 4.15%, due 8/15/2051	376,694
	WF-RBS Commercial Mortgage Trust
1,000,000	Ser. 2012-C8, Class B, 4.31%, due 8/15/2045	998,855
5,177,795	Ser. 2014-C25, Class XA, 0.94%, due 11/15/2047	89,298	(b)(d)
12,333,168	Ser. 2014-C22, Class XA, 0.94%, due 9/15/2057	181,178	(b)(d)
560,000	Ser. 2014-C22, Class AS, 4.07%, due 9/15/2057	557,545	(b)
		39,901,692
Fannie Mae 13.2%
1,985,000	Fannie Mae Principal Strip, , due 7/15/2037	1,167,319
	Pass-Through Certificates
13,232,910	2.00%, due 6/1/2036 – 1/1/2052	11,721,353
22,326,446	2.50%, due 8/1/2050 – 3/1/2052	20,415,489	(f)
21,645,858	3.00%, due 10/1/2041 – 3/1/2052	20,550,710	(f)
11,644,533	3.50%, due 12/1/2041 – 8/1/2051	11,422,749
7,542,113	4.00%, due 1/1/2041 – 11/1/2048	7,589,330
2,189,650	4.50%, due 4/1/2034 – 5/1/2050	2,253,670
458,051	5.00%, due 6/1/2033 – 9/1/2041	484,698
		75,605,318
Freddie Mac 6.9%
	Pass-Through Certificates
4,387,092	2.00%, due 5/1/2036 – 6/1/2051	3,943,875
17,267,587	2.50%, due 7/1/2050 – 2/1/2052	15,785,023
8,241,965	3.00%, due 8/1/2046 – 3/1/2052	7,837,081
5,989,740	3.50%, due 7/1/2042 – 9/1/2051	5,888,623
4,855,610	4.00%, due 11/1/2040 – 1/1/2052	4,889,000
873,529	4.50%, due 6/1/2039 – 6/1/2050	903,323
43,064	5.00%, due 5/1/2023 – 5/1/2041	45,669
		39,292,594
Ginnie Mae 5.1%
	Pass-Through Certificates
3,451,712	2.00%, due 2/20/2051 – 12/20/2051	3,142,469
6,442,272	2.50%, due 2/20/2051 – 12/20/2051	5,992,915
1,443,416	3.50%, due 1/20/2043 – 12/20/2050	1,426,808
75,056	4.00%, due 2/20/2050	75,666
9,305,000	3.00%, TBA, 30 Year Maturity	8,869,568	(g)
6,055,000	3.50%, TBA, 30 Year Maturity	5,923,020	(g)
3,665,000	4.00%, TBA, 30 Year Maturity	3,670,297	(g)
		29,100,743

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Uniform Mortgage-Backed Securities 4.0%
	Pass-Through Certificates
$3,265,000	3.00%, TBA, 30 Year Maturity	$3,078,543	(g)
10,015,000	3.50%, TBA, 30 Year Maturity	9,712,203	(g)
8,845,000	4.00%, TBA, 30 Year Maturity	8,794,556	(g)
1,510,000	4.50%, TBA, 30 Year Maturity	1,535,068	(g)
		23,120,370
	Total Mortgage-Backed Securities (Cost $259,382,911)	237,593,386
Corporate Bonds 28.5%
Aerospace & Defense 0.5%
	Boeing Co.
365,000	3.90%, due 5/1/2049	288,649
2,595,000	5.81%, due 5/1/2050	2,595,149	(e)(h)
		2,883,798
Agriculture 0.8%
1,000,000	Altria Group, Inc., 3.88%, due 9/16/2046	752,742
	BAT Capital Corp.
1,410,000	4.91%, due 4/2/2030	1,359,318
960,000	3.73%, due 9/25/2040	717,363
1,960,000	BAT Int'l Finance PLC, 1.67%, due 3/25/2026	1,758,189	(h)
		4,587,612
Airlines 1.5%
5,345,000	Delta Air Lines, Inc./SkyMiles IP Ltd., 4.50%, due 10/20/2025	5,308,827	(a)(h)
2,883,496	United Airlines Pass Through Trust, Ser. 2020-1, Class A, 5.88%, due 10/15/2027	2,943,445
		8,252,272
Auto Manufacturers 1.0%
1,525,000	General Motors Co., 6.13%, due 10/1/2025	1,609,799	(h)
	General Motors Financial Co., Inc.
1,000,000	5.10%, due 1/17/2024	1,022,413
1,530,000	3.60%, due 6/21/2030	1,376,158
1,620,000	Volkswagen Group of America Finance LLC, 2.70%, due 9/26/2022	1,619,497	(a)
		5,627,867
Banks 8.3%
1,000,000	ABN AMRO Bank NV, 3.32%, due 3/13/2037	841,187	(a)(i)
2,600,000	Banco Santander SA, 1.85%, due 3/25/2026	2,363,029	(h)
	Bank of America Corp.
2,520,000	3.56%, due 4/23/2027	2,444,975	(i)
1,410,000	3.97%, due 3/5/2029	1,363,454	(i)
860,000	2.50%, due 2/13/2031	737,557	(i)
3,130,000	4.57%, due 4/27/2033	3,116,082	(i)
1,440,000	Barclays PLC, 2.85%, due 5/7/2026	1,381,945	(i)
1,130,000	BNP Paribas SA, 3.05%, due 1/13/2031	994,307	(a)(i)

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
	Citigroup, Inc.
$2,520,000	1.12%, due 1/28/2027	$2,249,231	(h)(i)
1,300,000	3.89%, due 1/10/2028	1,268,914	(i)
695,000	3.52%, due 10/27/2028	661,150	(i)
1,070,000	2.98%, due 11/5/2030	955,664	(i)
	Credit Suisse Group AG
1,080,000	4.19%, due 4/1/2031	1,000,810	(a)(i)
1,300,000	3.09%, due 5/14/2032	1,087,199	(a)(i)
830,000	Development Bank of Japan, Inc., 3.25%, due 4/28/2027	831,048	(a)
	Goldman Sachs Group, Inc.
1,620,000	2.62%, due 4/22/2032	1,370,246	(h)(i)
1,765,000	2.38%, due 7/21/2032	1,458,677	(h)(i)
465,000	4.02%, due 10/31/2038	424,897	(i)
550,000	5.15%, due 5/22/2045	550,405
1,345,000	HSBC Holdings PLC, 6.00%, due 5/22/2027	1,291,200	(i)(j)
	JPMorgan Chase & Co.
575,000	4.49%, due 3/24/2031	573,084	(i)
2,090,000	2.58%, due 4/22/2032	1,789,498	(h)(i)
1,330,000	3.11%, due 4/22/2041	1,066,009	(i)
1,085,000	KFW, 3.00%, due 5/20/2027	1,082,679
	Lloyds Banking Group PLC
1,070,000	1.33%, due 6/15/2023	1,067,890	(i)
2,520,000	1.63%, due 5/11/2027	2,257,098	(i)
1,330,000	3.37%, due 12/14/2046	993,709	(i)
	Morgan Stanley
2,245,000	0.79%, due 1/22/2025	2,131,515	(h)(i)
2,355,000	3.59%, due 7/22/2028	2,255,671	(h)(i)
2,455,000	2.70%, due 1/22/2031	2,157,629	(i)
835,000	5.30%, due 4/20/2037	835,155	(i)
1,950,000	Natwest Group PLC, 3.03%, due 11/28/2035	1,634,620	(h)(i)
1,695,000	Societe Generale SA, 3.34%, due 1/21/2033	1,435,239	(a)(h)(i)
	Wells Fargo & Co.
1,505,000	2.57%, due 2/11/2031	1,313,103	(i)
540,000	5.01%, due 4/4/2051	561,614	(i)
		47,546,490
Beverages 0.7%
1,675,000	Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.70%, due 2/1/2036	1,657,689
	Anheuser-Busch InBev Worldwide, Inc.
865,000	4.60%, due 4/15/2048	814,530
730,000	4.75%, due 4/15/2058	686,234
610,000	5.80%, due 1/23/2059	664,891
		3,823,344
Biotechnology 0.2%
1,285,000	CSL UK Holdings Ltd., 4.63%, due 4/27/2042	1,262,293	(a)
Computers 0.5%
1,155,000	Apple, Inc., 4.65%, due 2/23/2046	1,221,666
1,200,000	Dell Int'l LLC/EMC Corp., 6.02%, due 6/15/2026	1,267,389
481,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.45%, due 6/15/2023	491,491
		2,980,546

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Cosmetics - Personal Care 0.6%
	GSK Consumer Healthcare Capital U.S. LLC
$1,575,000	3.38%, due 3/24/2029	$1,485,174	(a)
1,780,000	3.63%, due 3/24/2032	1,672,054	(a)
		3,157,228
Diversified Financial Services 1.3%
	AerCap Ireland Capital Designated Activity Co./AerCap Global Aviation Trust
1,700,000	4.45%, due 10/1/2025	1,670,359	(h)
1,500,000	1.75%, due 1/30/2026	1,333,486
1,290,000	3.30%, due 1/30/2032	1,073,319
	Air Lease Corp.
1,210,000	2.30%, due 2/1/2025	1,150,087
1,000,000	3.13%, due 12/1/2030	863,670
1,330,000	Synchrony Financial, 2.88%, due 10/28/2031	1,083,068
		7,173,989
Electric 0.4%
995,000	Exelon Corp., 4.70%, due 4/15/2050	966,928
	Pacific Gas and Electric Co.
1,005,000	2.50%, due 2/1/2031	795,436
1,000,000	3.30%, due 8/1/2040	728,816
		2,491,180
Entertainment 0.8%
	Magallanes, Inc.
3,355,000	5.05%, due 3/15/2042	3,056,499	(a)
1,095,000	5.14%, due 3/15/2052	976,227	(a)
670,000	5.39%, due 3/15/2062	594,746	(a)
		4,627,472
Food 0.5%
1,415,000	Grupo Bimbo SAB de CV, 4.70%, due 11/10/2047	1,367,075	(a)(h)
1,198,000	Sysco Corp., 6.60%, due 4/1/2050	1,424,175	(e)
		2,791,250
Gas 0.2%
1,705,000	Southern Co. Gas Capital Corp., 3.15%, due 9/30/2051	1,270,968
Healthcare - Services 0.6%
	HCA, Inc.
1,000,000	4.50%, due 2/15/2027	1,003,018
940,000	5.25%, due 6/15/2049	895,927
885,000	Roche Holdings, Inc., 2.61%, due 12/13/2051	666,049	(a)
855,000	UnitedHealth Group, Inc., 3.25%, due 5/15/2051	706,245
		3,271,239

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Insurance 0.2%
$1,015,000	AXA Equitable Holdings, Inc., 5.00%, due 4/20/2048	$985,164
Media 0.5%
1,115,000	Fox Corp., 5.58%, due 1/25/2049	1,155,354	(h)
	Paramount Global
815,000	4.95%, due 1/15/2031	807,274
1,030,000	4.20%, due 5/19/2032	950,278
		2,912,906
Mining 0.6%
805,000	Anglo American Capital PLC, 3.63%, due 9/11/2024	800,178	(a)
1,330,000	Freeport-McMoRan, Inc., 5.45%, due 3/15/2043	1,329,415
1,325,000	South32 Treasury Ltd., 4.35%, due 4/14/2032	1,276,624	(a)
		3,406,217
Multi-National 0.6%
1,395,000	Asian Development Bank, 3.13%, due 4/27/2032	1,394,470
170,000	European Investment Bank, 1.75%, due 3/15/2029	156,444
2,010,000	Inter-American Development Bank, 1.50%, due 1/13/2027	1,875,847
		3,426,761
Office - Business Equipment 0.6%
	CDW LLC/CDW Finance Corp.
568,000	2.67%, due 12/1/2026	521,632
2,780,000	3.28%, due 12/1/2028	2,507,407
465,000	3.57%, due 12/1/2031	407,124
		3,436,163
Oil & Gas 1.9%
350,000	Canadian Natural Resources Ltd., 4.95%, due 6/1/2047	349,526
4,450,000	Continental Resources, Inc., 2.27%, due 11/15/2026	4,065,209	(a)
1,705,000	Marathon Petroleum Corp., 4.70%, due 5/1/2025	1,730,392
	Occidental Petroleum Corp.
1,280,000	3.20%, due 8/15/2026	1,203,200
470,000	4.30%, due 8/15/2039	399,195
3,265,000	Phillips 66, 1.30%, due 2/15/2026	2,984,394	(h)
		10,731,916
Pharmaceuticals 1.5%
	AbbVie, Inc.
510,000	4.05%, due 11/21/2039	466,714
1,110,000	4.70%, due 5/14/2045	1,082,532
755,000	4.25%, due 11/21/2049	691,473
	Bristol-Myers Squibb Co.
1,435,000	2.95%, due 3/15/2032	1,318,537
525,000	3.55%, due 3/15/2042	468,933

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$750,000	Cigna Corp., 3.20%, due 3/15/2040	$615,298
	CVS Health Corp.
565,000	4.13%, due 4/1/2040	513,413
920,000	5.05%, due 3/25/2048	925,542
885,000	Merck & Co., Inc., 2.75%, due 12/10/2051	675,374
	Upjohn, Inc.
1,025,000	2.70%, due 6/22/2030	846,352
1,645,000	4.00%, due 6/22/2050	1,216,456
		8,820,624
Pipelines 0.9%
500,000	Enterprise Products Operating LLC, 4.25%, due 2/15/2048	439,537
1,535,000	Kinder Morgan Energy Partners L.P., 4.15%, due 2/1/2024	1,551,356
1,820,000	Kinder Morgan, Inc., 5.55%, due 6/1/2045	1,830,094
1,170,000	MPLX L.P., 4.70%, due 4/15/2048	1,031,798
530,000	Plains All American Pipeline L.P./PAA Finance Corp., 4.65%, due 10/15/2025	535,210
		5,387,995
Retail 0.6%
	Home Depot, Inc.
1,380,000	1.88%, due 9/15/2031	1,159,687
1,500,000	3.30%, due 4/15/2040	1,312,222	(h)
830,000	Starbucks Corp., 3.00%, due 2/14/2032	733,668
		3,205,577
Semiconductors 0.8%
3,490,000	Marvell Technology, Inc., 2.95%, due 4/15/2031	3,030,922
1,515,000	Microchip Technology, Inc., 4.33%, due 6/1/2023	1,531,370	(h)
		4,562,292
Software 0.3%
	Oracle Corp.
1,505,000	2.88%, due 3/25/2031	1,277,124	(h)
885,000	4.00%, due 7/15/2046	693,490
		1,970,614
Telecommunications 2.1%
	AT&T, Inc.
1,415,000	3.65%, due 6/1/2051	1,146,776
1,605,000	3.50%, due 9/15/2053	1,256,561
344,000	3.55%, due 9/15/2055	266,178
1,686,000	3.65%, due 9/15/2059	1,300,399
1,945,000	Rogers Communications, Inc., 4.55%, due 3/15/2052	1,725,663	(a)
	T-Mobile USA, Inc.
555,000	4.38%, due 4/15/2040	511,159
1,420,000	4.50%, due 4/15/2050	1,294,141

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
	Verizon Communications, Inc.
$3,680,000	2.36%, due 3/15/2032	$3,089,919
1,160,000	2.99%, due 10/30/2056	821,351
750,000	Vodafone Group PLC, 4.88%, due 6/19/2049	717,078
		12,129,225
	Total Corporate Bonds (Cost $179,876,086)	162,723,002
Asset-Backed Securities 9.1%
800,000	522 Funding CLO Ltd., Ser. 2019-5A, Class AR, (3M CME Term SOFR + 1.33%), 2.18%, due 4/15/2035	789,912	(a)(c)
2,500,000	AIG CLO Ltd., Ser. 2021-2A, Class A, (3M USD LIBOR + 1.17%), 2.23%, due 7/20/2034	2,462,187	(a)(c)
1,140,000	AM Capital Funding LLC, Ser. 2018-1, Class A, 4.98%, due 12/15/2023	1,139,661	(a)
973,329	Aqua Finance Trust, Ser. 2021-A, Class A, 1.54%, due 7/17/2046	917,744	(a)
	Avis Budget Rental Car Funding (AESOP) LLC
3,200,000	Ser. 2021-2A, Class A, 1.66%, due 2/20/2028	2,892,073	(a)
723,000	Ser. 2021-2A, Class B, 1.90%, due 2/20/2028	646,899	(a)
1,484,850	Beacon Container Finance II LLC, Ser. 2021-1A, Class A, 2.25%, due 10/22/2046	1,356,105	(a)
11,785	Chase Funding Trust, Ser. 2004-1, Class 2A2, (1M USD LIBOR + 0.46%), 1.13%, due 12/25/2033	11,269	(c)
310,531	Corevest American Finance Trust, Ser. 2019-1, Class A, 3.32%, due 3/15/2052	308,104	(a)
634,000	Crown Castle Towers LLC, 4.24%, due 7/15/2028	631,434	(a)
1,000,000	Eaton Vance CLO Ltd., Ser. 2013-1A, Class A13R, (3M USD LIBOR + 1.25%), 2.29%, due 1/15/2034	991,118	(a)(c)
1,900,000	Elmwood CLO III Ltd., Ser. 2019-3A, Class AR, (3M USD LIBOR + 1.16%), 2.22%, due 10/20/2034	1,868,057	(a)(c)
1,000,000	Halseypoint CLO 5 Ltd., Ser. 2021-5A, Class A1A, (3M USD LIBOR + 1.21%), 1.47%, due 1/30/2035	986,983	(a)(c)
2,188,878	JPMorgan Chase Bank NA , Ser. 2021-3, Class B, 0.76%, due 2/26/2029	2,116,703	(a)
1,000,000	Magnetite XXIII Ltd., Ser. 2019-23A, Class AR, (3M USD LIBOR + 1.13%), 2.31%, due 1/25/2035	985,047	(a)(c)
900,000	Magnetite XXIV Ltd., Ser. 2019-24A, Class AR, (3M CME Term SOFR + 1.31%), 2.16%, due 4/15/2035	887,542	(a)(c)
813,224	Marlette Funding Trust, Ser. 2021-2A, Class A, 0.51%, due 9/15/2031	806,863	(a)
	MVW LLC
1,398,286	Ser. 2021-2A, Class A, 1.43%, due 5/20/2039	1,291,289	(a)
1,139,576	Ser. 2021-2A, Class B, 1.83%, due 5/20/2039	1,058,618	(a)
2,401,933	Navient Private Ed. Refi Loan Trust, Ser. 2021-EA, Class A, 0.97%, due 12/16/2069	2,229,568	(a)
729,787	Navient Student Loan Trust, Ser. 2019-7A, Class A1, (1M USD LIBOR + 0.50%), 1.17%, due 1/25/2068	727,007	(a)(c)
1,000,000	Oaktree CLO Ltd., Ser. 2021-2A, Class A, (3M USD LIBOR + 1.18%), 2.22%, due 1/15/2035	986,809	(a)(c)
2,920,000	PFS Financing Corp., Ser. 2021-B, Class A, 0.77%, due 8/15/2026	2,725,649	(a)
1,000,000	PPM CLO 3 Ltd., Ser. 2019-3A, Class AR, (3M USD LIBOR + 1.09%), 2.13%, due 4/17/2034	986,148	(a)(c)
880,000	Prestige Auto Receivables Trust, Ser. 2021-1A, Class C, 1.53%, due 2/15/2028	824,338	(a)
481,716	Residential Asset Securities Corp., Ser. 2005-KS12, Class M2, (1M USD LIBOR + 0.46%), 1.36%, due 1/25/2036	480,082	(c)
7,891	Saxon Asset Securities Trust, Ser. 2004-1, Class A, (1M USD LIBOR + 0.54%), 1.21%, due 3/25/2035	7,431	(c)
	SBA Tower Trust
719,000	1.88%, due 1/15/2026	665,985	(a)
201,000	2.33%, due 1/15/2028	182,908	(a)
1,826,000	2.59%, due 10/15/2031	1,589,139	(a)(h)
	Sierra Timeshare Receivables Funding LLC
630,058	Ser. 2019-2A, Class A, 2.59%, due 5/20/2036	616,098	(a)
745,772	Ser. 2020-2A, Class C, 3.51%, due 7/20/2037	727,208	(a)
1,276,338	Ser. 2021-1A, Class A, 0.99%, due 11/20/2037	1,204,714	(a)
639,011	Ser. 2021-2A, Class A, 1.35%, due 9/20/2038	597,526	(a)
2,250,545	SoFi Professional Loan Program Trust, Ser. 2021-A, Class AFX, 1.03%, due 8/17/2043	2,064,093	(a)

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$1,938,142	Taco Bell Funding LLC, Ser. 2021-1A, Class A2I, 1.95%, due 8/25/2051	$1,723,951	(a)
2,000,000	TCI-Flatiron CLO Ltd., Ser. 2018-1A, Class ANR, (3M USD LIBOR + 1.06%), 2.30%, due 1/29/2032	1,976,739	(a)(c)
500,000	Thayer Park CLO Ltd., Ser. 2017-1A, Class A1R, (3M USD LIBOR + 1.04%), 2.10%, due 4/20/2034	489,388	(a)(c)
700,000	TRESTLES CLO Ltd., Ser. 2017-1A, Class A1R, (3M USD LIBOR + 0.99%), 2.17%, due 4/25/2032	691,307	(a)(c)
1,000,000	TRESTLES CLO V Ltd., Ser. 2021-5A, Class A1, (3M USD LIBOR + 1.17%), 2.23%, due 10/20/2034	986,984	(a)(c)
	Vantage Data Centers Issuer LLC
1,861,014	Ser. 2019-1A, Class A2, 3.19%, due 7/15/2044	1,819,424	(a)
1,584,000	Ser. 2021-1A, Class A2, 2.17%, due 10/15/2046	1,447,395	(a)
3,050,000	Voya CLO Ltd., Ser. 2019-2A, Class A, (3M USD LIBOR + 1.27%), 2.33%, due 7/20/2032	3,026,122	(a)(c)
1,000,000	Whitebox CLO III Ltd., Ser. 2021-3A , Class A1, (3M USD LIBOR + 1.22%), 2.26%, due 10/15/2034	988,139	(a)(c)
	Total Asset-Backed Securities (Cost $54,529,260)	51,911,760
Foreign Government Securities 0.5%
2,000,000	Mexico Government International Bond, 2.66%, due 5/24/2031	1,675,840
1,275,000	Province of Ontario Canada, 2.13%, due 1/21/2032	1,144,424
	Total Foreign Government Securities (Cost $3,294,717)	2,820,264
NUMBER OF SHARES
Short-Term Investments 1.1%
Investment Companies 1.1%
6,167,057	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.29%(k) (Cost $6,167,057)	6,167,057	(h)
	Total Investments 108.3% (Cost $669,260,333)	617,899,353
	Liabilities Less Other Assets (8.3)%	(47,123,334	)(l)
	Net Assets 100.0%	$570,776,019

(a)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2022, these securities amounted to $115,159,493, which represents 20.2% of net assets of the Fund.

(b)  Variable or floating rate security where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of April 30, 2022.

(c)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2022 and changes periodically.

(d)  Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(e)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of April 30, 2022.

(f)  All or a portion of this security was purchased on a delayed delivery basis.

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited) (cont'd)

(g)  TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total value of all such securities (excluding forward sales contracts, if any) at April 30, 2022 amounted to $41,583,255, which represents 7.3% of net assets of the Fund.

(h)  All or a portion of this security is segregated in connection with obligations for TBA (To Be Announced) securities, delayed delivery securities, and/or futures with a total value of $46,333,745.

(i)  Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(j)  Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date shown reflects the next call date.

(k)  Represents 7-day effective yield as of April 30, 2022.

(l)  Includes the impact of the Fund's open positions in derivatives at April 30, 2022.

POSITIONS BY COUNTRY

Country	Investments at Value	Percentage of Net Assets
United States	$549,553,043	96.3%
Cayman Islands	15,164,759	2.7%
United Kingdom	14,164,558	2.5%
Ireland	4,077,164	0.7%
Belgium	3,823,344	0.7%
Supranational	3,426,761	0.6%
Canada	3,219,613	0.6%
Mexico	3,042,915	0.5%
Switzerland	2,754,058	0.5%
Germany	2,702,176	0.5%
Australia	2,538,917	0.4%
France	2,429,546	0.4%
Spain	2,363,029	0.4%
Netherlands	841,187	0.1%
Japan	831,048	0.1%
South Africa	800,178	0.1%
Short-Term Investments and Other Liabilities—Net	(40,956,277)	(7.2)%
	$570,776,019	100.0%

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited) (cont'd)

Derivative Instruments

Futures contracts ("futures")

At April 30, 2022, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2022	28	U.S. Treasury Long Bond	$3,939,250	$(389,594)
6/2022	531	U.S. Treasury Note, 5 Year	59,828,766	(733,450)
6/2022	8	U.S. Treasury Ultra Long Bond	1,283,500	(133,354)
Total Long Positions			$65,051,516	$(1,256,398)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2022	43	U.S. Treasury Note, 2 Year	$(9,064,938)	$812
6/2022	261	U.S. Treasury Note, 10 Year	(31,099,781)	916,530
6/2022	68	U.S. Treasury Note, Ultra 10 Year	(8,772,000)	301,616
Total Short Positions			$(48,936,719)	$1,218,958
Total Futures				$(37,440)

At April 30, 2022, the Fund had $433,258 deposited in a segregated account to cover margin requirements on open futures.

For the six months ended April 30, 2022, the average notional value for the months where the Fund had futures outstanding was $47,657,029 for long positions and $(44,892,487) for short positions.

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2022:

Asset Valuation Inputs

	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$153,873,209	$—	$153,873,209
U.S. Government Agency Securities	—	2,810,675	—	2,810,675
Mortgage-Backed Securities(a)	—	237,593,386	—	237,593,386
Corporate Bonds(a)	—	162,723,002	—	162,723,002
Asset-Backed Securities	—	51,911,760	—	51,911,760
Foreign Government Securities	—	2,820,264	—	2,820,264
Short-Term Investments	—	6,167,057	—	6,167,057
Total Investments	$—	$617,899,353	$—	$617,899,353

(a)  The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund's derivatives as of April 30, 2022:

Other Financial Instruments

	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$1,218,958	$—	$—	$1,218,958
Liabilities	(1,256,398)	—	—	(1,256,398)
Total	$(37,440)	$—	$—	$(37,440)

(a)  Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) April 30, 2022

PRINCIPAL AMOUNT(a)		VALUE
Corporate Bonds 30.3%
Argentina 0.3%
$150,000	Rio Energy SA/UGEN SA/UENSA SA, 6.88%, due 2/1/2025	$119,252	(b)
150,000	Transportadora de Gas del Sur SA, 6.75%, due 5/2/2025	141,046	(b)
	YPF SA
69,000	8.50%, due 3/23/2025	63,567	(c)
225,000	7.00%, due 12/15/2047	140,557	(b)
		464,422
Azerbaijan 1.0%
	Southern Gas Corridor CJSC
1,100,000	6.88%, due 3/24/2026	1,171,200	(b)(d)
200,000	6.88%, due 3/24/2026	212,946	(b)(d)
		1,384,146
Bahrain 0.3%
200,000	BBK BSC, 5.50%, due 7/9/2024	203,422	(b)(d)
219,000	Oil & Gas Holding Co., 7.63%, due 11/7/2024	228,855	(c)(d)
		432,277
Brazil 2.7%
200,000	Aegea Finance S.a.r.l., 6.75%, due 5/20/2029	196,600	(c)(e)
200,000	Azul Investments LLP, 7.25%, due 6/15/2026	170,002	(b)
200,000	Banco do Brasil SA, 3.25%, due 9/30/2026	185,502	(c)(d)
200,000	Braskem Netherlands Finance BV, 8.50%, due 1/23/2081	207,280	(c)(d)(f)
347,000	CSN Resources SA, 4.63%, due 6/10/2031	292,347	(c)(d)
260,000	FS Luxembourg S.a.r.l., 10.00%, due 12/15/2025	265,850	(c)
225,000	Gol Finance SA, 7.00%, due 1/31/2025	192,546	(b)(d)
201,000	Klabin Austria GmbH, 3.20%, due 1/12/2031	159,495	(c)
250,000	MARB BondCo PLC, 3.95%, due 1/29/2031	207,670	(b)(d)
291,000	MC Brazil Downstream Trading S.a.r.l., 7.25%, due 6/30/2031	253,170	(c)(d)
282,661	MV24 Capital BV, 6.75%, due 6/1/2034	267,864	(c)(d)
200,000	Natura & Co. Luxembourg Holdings S.a.r.l., 6.00%, due 4/19/2029	194,168	(c)
200,000	Nexa Resources SA, 6.50%, due 1/18/2028	200,000	(b)
190,000	Petrobras Global Finance BV, 5.50%, due 6/10/2051	155,918
164,000	Rede D'or Finance S.a.r.l., 4.50%, due 1/22/2030	143,320	(b)
200,000	Simpar Europe SA, 5.20%, due 1/26/2031	164,002	(c)
213,000	Suzano Austria GmbH, 5.00%, due 1/15/2030	201,021	(d)
200,000	Unigel Luxembourg SA, 8.75%, due 10/1/2026	207,100	(c)
106,000	Vale Overseas Ltd., 3.75%, due 7/8/2030	95,797
		3,759,652
Burkina Faso 0.1%
200,000	Endeavour Mining PLC, 5.00%, due 10/14/2026	182,316	(c)(d)
Chile 1.3%
200,000	AES Gener SA, 6.35%, due 10/7/2079	192,002	(c)(f)
150,000	Agrosuper SA, 4.60%, due 1/20/2032	134,813	(c)
199,461	Alfa Desarrollo SpA, 4.55%, due 9/27/2051	156,387	(c)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
	$200,000	Cencosud SA, 4.38%, due 7/17/2027	$193,518	(b)
	217,000	Cia Cervecerias Unidas SA, 3.35%, due 1/19/2032	192,587	(c)(d)
		Codelco, Inc.
	238,000	3.00%, due 9/30/2029	213,496	(c)(d)
	200,000	3.75%, due 1/15/2031	186,640	(b)
	200,000	3.70%, due 1/30/2050	158,850	(c)
	200,000	Empresa Nacional del Petroleo, 3.45%, due 9/16/2031	169,000	(c)
	200,000	VTR Finance NV, 6.38%, due 7/15/2028	182,502	(c)
			1,779,795
China 2.1%
	200,000	China Hongqiao Group Ltd., 6.25%, due 6/8/2024	194,052	(b)(d)
	356,000	China Minmetals Corp., 3.75%, due 11/13/2022	357,256	(b)(d)(f)(g)
	200,000	China Overseas Finance Cayman VI Ltd., 5.95%, due 5/8/2024	206,658	(b)(d)
	200,000	CIFI Holdings Group Co. Ltd., 5.95%, due 10/20/2025	157,200	(b)
		Country Garden Holdings Co. Ltd.
	200,000	5.13%, due 1/17/2025	144,000	(b)
	200,000	4.80%, due 8/6/2030	123,000	(b)
	201,000	Dianjian Int'l Finance Ltd., 4.60%, due 3/13/2023	202,005	(b)(d)(f)(g)
	400,000	Franshion Brilliant Ltd., 4.25%, due 7/23/2029	328,900	(b)(d)
	200,000	Huarong Finance II Co. Ltd., 5.50%, due 1/16/2025	196,000	(b)(d)
	200,000	Kaisa Group Holdings Ltd., 11.25%, due 4/16/2025	40,250	(b)
	200,000	Lenovo Group Ltd., 3.42%, due 11/2/2030	176,000	(b)(d)
	200,000	Meituan, 3.05%, due 10/28/2030	152,520	(b)
	201,000	Powerchina Roadbridge Group British Virgin Islands Ltd., 3.08%, due 4/1/2026	191,955	(b)(d)(f)(g)
	232,000	SF Holding Investment 2021 Ltd., 3.13%, due 11/17/2031	198,604	(b)(d)
	200,000	Sunac China Holdings Ltd., 6.50%, due 1/26/2026	42,300	(b)
	200,000	ZhongAn Online P&C Insurance Co. Ltd., 3.13%, due 7/16/2025	180,436	(b)(d)
			2,891,136
Colombia 1.7%
		Bancolombia SA
	200,000	4.88%, due 10/18/2027	194,502	(f)
	200,000	4.63%, due 12/18/2029	186,480	(d)(f)
	200,000	Canacol Energy Ltd., 5.75%, due 11/24/2028	181,250	(c)
	400,000	Ecopetrol SA, 5.88%, due 5/28/2045	314,484	(d)
		Empresas Publicas de Medellin ESP
COP	807,000,000	7.63%, due 9/10/2024	190,822	(c)
COP	1,600,000,000	8.38%, due 11/8/2027	346,963	(c)(d)
COP	437,000,000	Financiera de Desarrollo Territorial SA Findeter, 7.88%, due 8/12/2024	105,529	(c)
	$200,000	Geopark Ltd., 5.50%, due 1/17/2027	180,250	(b)
	200,000	Grupo de Inversiones Suramericana SA, 5.50%, due 4/29/2026	198,000	(b)
	270,000	Millicom Int'l Cellular SA, 6.25%, due 3/25/2029	267,474	(b)
	221,000	SierraCol Energy Andina LLC, 6.00%, due 6/15/2028	194,834	(c)(d)
			2,360,588
Ghana 0.3%
	200,000	Kosmos Energy Ltd., 7.13%, due 4/4/2026	195,260	(c)(d)
	200,000	Tullow Oil PLC, 10.25%, due 5/15/2026	198,580	(c)
			393,840

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

	PRINCIPAL AMOUNT(a)		VALUE
	Guatemala 0.4%
	$200,000	Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco	$190,014	(c)(d)
		SL, 5.25%, due 4/27/2029
	200,000	CT Trust, 5.13%, due 2/3/2032	186,320	(c)
	200,000	Investment Energy Resources Ltd., 6.25%, due 4/26/2029	197,300	(c)
			573,634
	Hong Kong 0.7%
	200,000	AIA Group Ltd., 3.20%, due 9/16/2040	165,274	(b)
	200,000	CAS Capital No. 1 Ltd., 4.00%, due 7/12/2026	187,000	(b)(d)(f)(g)
	200,000	Celestial Miles Ltd., 5.75%, due 1/31/2024	199,940	(b)(f)(g)
	250,000	FWD Group Ltd., 5.75%, due 7/9/2024	250,525	(b)(d)
	200,000	NWD MTN Ltd., 4.13%, due 7/18/2029	176,265	(b)(d)
			979,004
	India 1.9%
	200,000	ABJA Investment Co. Pte Ltd., 5.45%, due 1/24/2028	196,006	(b)(d)
	200,000	Adani Electricity Mumbai Ltd., 3.95%, due 2/12/2030	171,546	(c)(d)
	200,000	Adani Ports & Special Economic Zone Ltd., 4.20%, due 8/4/2027	188,528	(c)(d)
	194,000	Greenko Dutch BV, 3.85%, due 3/29/2026	176,404	(c)(d)
	200,000	Greenko Power II Ltd., 4.30%, due 12/13/2028	176,000	(b)(d)
	278,000	HDFC Bank Ltd., 3.70%, due 8/25/2026	253,675	(b)(d)(f)(g)
	200,000	JSW Steel Ltd., 5.95%, due 4/18/2024	202,201	(b)(d)
	200,000	Network i2i Ltd., 5.65%, due 1/15/2025	197,000	(b)(f)(g)
	200,000	Oil India Ltd., 5.13%, due 2/4/2029	197,531	(b)(d)
	200,000	Periama Holdings LLC, 5.95%, due 4/19/2026	196,096	(b)(d)
	260,000	REC Ltd., 2.25%, due 9/1/2026	234,497	(b)(d)
	313,000	Reliance Industries Ltd., 2.88%, due 1/12/2032	267,772	(c)(d)
	200,000	Vedanta Resources Ltd., 7.13%, due 5/31/2023	189,179	(b)(d)
			2,646,435
	Indonesia 0.7%
	200,000	Medco Oak Tree Pte Ltd., 7.38%, due 5/14/2026	198,100	(b)(d)
	220,000	Pertamina Persero PT, 6.45%, due 5/30/2044	234,703	(b)(d)
		Perusahaan Listrik Negara PT
EUR	200,000	1.88%, due 11/5/2031	176,899	(c)(d)
	$200,000	5.25%, due 5/15/2047	180,296	(b)(d)
	200,000	6.15%, due 5/21/2048	200,954	(c)(d)
			990,952
	Israel 0.8%
	125,949	Energean Israel Finance Ltd., 4.88%, due 3/30/2026	116,408	(b)
	339,684	Leviathan Bond Ltd., 6.50%, due 6/30/2027	333,836	(b)(d)
	200,000	Mizrahi Tefahot Bank Ltd., 3.08%, due 4/7/2031	180,450	(b)(f)
		Teva Pharmaceutical Finance Netherlands III BV
	200,000	7.13%, due 1/31/2025	202,500	(d)
	350,000	3.15%, due 10/1/2026	300,132	(d)
			1,133,326

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

	PRINCIPAL AMOUNT(a)		VALUE
	Kazakhstan 0.9%
	$200,000	Development Bank of Kazakhstan JSC, 2.95%, due 5/6/2031	$161,578	(c)
		KazMunayGas National Co. JSC
	650,000	5.38%, due 4/24/2030	625,494	(b)(d)
	360,000	5.75%, due 4/19/2047	324,729	(b)(d)
	200,000	Tengizchevroil Finance Co. Int'l Ltd., 3.25%, due 8/15/2030	160,782	(c)
			1,272,583
	Korea 0.4%
	200,000	Kookmin Bank, 2.50%, due 11/4/2030	171,216	(b)
	200,000	Shinhan Bank Co. Ltd., 4.38%, due 4/13/2032	196,068	(c)
	200,000	Shinhan Financial Group Co. Ltd., 5.88%, due 8/13/2023	203,500	(b)(f)(g)
			570,784
	Kuwait 0.6%
	200,000	Equate Petrochemical BV, 2.63%, due 4/28/2028	181,317	(b)
		MEGlobal Canada ULC
	200,000	5.00%, due 5/18/2025	203,626	(c)(d)
	200,000	5.88%, due 5/18/2030	216,491	(b)(d)
	200,000	NBK Tier 1 Financing 2 Ltd., 4.50%, due 8/27/2025	191,800	(c)(d)(f)(g)
			793,234
	Macau 0.9%
		Melco Resorts Finance Ltd.
	400,000	5.63%, due 7/17/2027	341,200	(b)
	200,000	5.75%, due 7/21/2028	168,058	(c)
	200,000	MGM China Holdings Ltd., 5.25%, due 6/18/2025	180,346	(b)(d)
	400,000	Sands China Ltd., 5.40%, due 8/8/2028	377,112	(d)
	300,000	Studio City Finance Ltd., 6.50%, due 1/15/2028	235,500	(b)
			1,302,216
	Malaysia 0.1%
	200,000	TNB Global Ventures Capital Bhd, 4.85%, due 11/1/2028	206,606	(b)(d)
	Mexico 2.9%
	200,000	Alfa SAB de CV, 6.88%, due 3/25/2044	209,000	(b)
	322,000	Alsea SAB de CV, 7.75%, due 12/14/2026	323,130	(c)
	301,000	America Movil SAB de CV, 5.38%, due 4/4/2032	273,973	(c)(d)
		Banco Mercantil del Norte SA
	200,000	6.75%, due 9/27/2024	191,802	(b)(f)(g)
	200,000	6.63%, due 1/24/2032	179,000	(c)(d)(f)(g)
	200,000	Braskem Idesa SAPI, 6.99%, due 2/20/2032	179,474	(c)(d)
	200,000	Cemex SAB de CV, 5.20%, due 9/17/2030	188,500	(b)
		Comision Federal de Electricidad
MXN	6,480,000	Ser. 14-2, 7.35%, due 11/25/2025	289,285
	$200,000	4.69%, due 5/15/2029	184,704	(c)(d)
	200,000	3.35%, due 2/9/2031	160,500	(c)
	200,000	GCC SAB de CV, 3.61%, due 4/20/2032	175,000	(c)(d)
	200,000	Mexichem SAB de CV, 5.88%, due 9/17/2044	189,037	(b)(d)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

	PRINCIPAL AMOUNT(a)		VALUE
		Petroleos Mexicanos
	$41,000	6.88%, due 8/4/2026	$40,732
	510,000	5.95%, due 1/28/2031	429,063	(d)
	1,144,000	7.69%, due 1/23/2050	893,887	(d)
	69,000	6.95%, due 1/28/2060	50,025
	200,000	Sigma Alimentos SA de CV, 4.13%, due 5/2/2026	197,000	(b)(d)
			4,154,112
	Nigeria 0.3%
	200,000	IHS Netherlands Holdco BV, 8.00%, due 9/18/2027	200,608	(b)
	200,000	SEPLAT Petroleum Development Co. PLC, 7.75%, due 4/1/2026	189,500	(c)
			390,108
	Oman 0.3%
	200,000	Bank Muscat SAOG, 4.75%, due 3/17/2026	199,122	(b)(d)
	242,000	Oztel Holdings SPC Ltd., 6.63%, due 4/24/2028	250,733	(c)(d)
			449,855
	Panama 0.3%
	200,000	C&W Senior Financing Designated Activity Co., 6.88%, due 9/15/2027	194,062	(c)
	200,000	Empresa de Transmision Electrica SA, 5.13%, due 5/2/2049	186,502	(b)(d)
			380,564
	Paraguay 0.1%
	200,000	Telefonica Celular del Paraguay SA, 5.88%, due 4/15/2027	200,404	(c)
	Peru 1.1%
	200,000	Cia de Minas Buenaventura SAA, 5.50%, due 7/23/2026	183,250	(c)(d)
PEN	843,000	Fondo MIVIVIENDA SA, 7.00%, due 2/14/2024	219,674	(c)
	$205,000	Inkia Energy Ltd., 5.88%, due 11/9/2027	193,471	(c)
	225,000	Kallpa Generacion SA, 4.13%, due 8/16/2027	208,971	(b)
		Petroleos del Peru SA
	247,000	5.63%, due 6/19/2047	179,446	(c)(d)
	200,000	5.63%, due 6/19/2047	145,300	(b)
	300,000	Southern Copper Corp., 6.75%, due 4/16/2040	351,600	(d)
			1,481,712
	Philippines 0.2%
	240,000	Globe Telecom, Inc., 4.20%, due 8/2/2026	230,526	(b)(d)(f)(g)
	Qatar 1.2%
		CBQ Finance Ltd.
	200,000	2.00%, due 9/15/2025	188,042	(b)(d)
	200,000	2.00%, due 5/12/2026	185,832	(b)(d)
	200,000	Commercial Bank PSQC, 4.50%, due 3/3/2026	190,863	(b)(d)(f)(g)
	94,752	Nakilat, Inc., 6.07%, due 12/31/2033	102,692	(b)
	200,000	Ooredoo Int'l Finance Ltd., 2.63%, due 4/8/2031	179,591	(c)(d)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
	Qatar Energy
$200,000	3.13%, due 7/12/2041	$167,048	(c)
200,000	3.30%, due 7/12/2051	165,952	(c)
200,000	QIB Sukuk Ltd., 3.98%, due 3/26/2024	202,141	(b)(d)
250,000	QNB Finance Ltd., 2.63%, due 5/12/2025	241,644	(b)(d)
		1,623,805
Russia 0.1%
250,000	Credit Bank of Moscow Via CBOM Finance PLC, 4.70%, due 1/29/2025	36,250	(b)
	Gazprom PJSC Via Gaz Finance PLC
200,000	3.25%, due 2/25/2030	50,000	(b)
280,000	3.25%, due 2/25/2030	70,000	(c)
300,000	Vnesheconombank Via VEB Finance PLC, 6.80%, due 11/22/2025	6,000	(b)
		162,250
Saudi Arabia 1.0%
200,000	Arabian Centres Sukuk II Ltd., 5.63%, due 10/7/2026	188,500	(c)(d)
300,000	Samba Funding Ltd., 2.75%, due 10/2/2024	293,363	(b)(d)
	Saudi Arabian Oil Co.
400,000	4.25%, due 4/16/2039	382,084	(b)(d)
200,000	4.38%, due 4/16/2049	189,039	(b)(d)
	Saudi Electricity Global Sukuk Co. 4
200,000	4.22%, due 1/27/2024	202,424	(b)(d)
200,000	4.72%, due 9/27/2028	208,926	(b)(d)
		1,464,336
Singapore 0.6%
400,000	BOC Aviation Ltd., 3.00%, due 9/11/2029	358,397	(b)(d)
200,000	DBS Group Holdings Ltd., 4.52%, due 12/11/2028	202,746	(c)(d)(f)
240,000	United Overseas Bank Ltd., 2.00%, due 10/14/2031	218,138	(c)(d)(f)
		779,281
South Africa 0.6%
200,000	Bidvest Group UK PLC, 3.63%, due 9/23/2026	183,510	(c)
200,000	FirstRand Bank Ltd., 6.25%, due 4/23/2028	200,700	(b)(f)
	SASOL Financing USA LLC
200,000	5.88%, due 3/27/2024	199,200	(d)
200,000	6.50%, due 9/27/2028	198,500	(d)
		781,910
Supranational 0.4%
200,000	African Export-Import Bank, 3.99%, due 9/21/2029	187,940	(b)
	Banque Ouest Africaine de Developpement
205,000	5.00%, due 7/27/2027	203,327	(c)(d)
200,000	4.70%, due 10/22/2031	197,852	(c)(d)
		589,119

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

	PRINCIPAL AMOUNT(a)		VALUE
	Taiwan 0.1%
	$209,000	TSMC Arizona Corp., 4.25%, due 4/22/2032	$207,822
	Thailand 0.5%
	200,000	Bangkok Bank PCL, 3.73%, due 9/25/2034	182,200	(b)(f)
	200,000	GC Treasury Center Co. Ltd., 4.40%, due 3/30/2032	190,332	(c)(d)
	200,000	Krung Thai Bank PCL, 4.40%, due 3/25/2026	185,000	(b)(f)(g)
	300,000	Thaioil Treasury Center Co. Ltd., 3.75%, due 6/18/2050	212,659	(b)(d)
			770,191
	Turkey 1.1%
	200,000	Akbank TAS, 5.13%, due 3/31/2025	187,013	(c)(d)
	200,000	QNB Finansbank AS, 6.88%, due 9/7/2024	205,142	(b)(d)
	200,000	SISECAM, 6.95%, due 3/14/2026	195,015	(c)(d)
	200,000	Turk Telekomunikasyon AS, 6.88%, due 2/28/2025	195,112	(b)(d)
	200,000	Turkcell Iletisim Hizmetleri AS, 5.80%, due 4/11/2028	179,308	(c)(d)
	200,000	Turkiye Petrol Rafinerileri AS, 4.50%, due 10/18/2024	189,745	(b)
	200,000	Turkiye Vakiflar Bankasi TAO, 6.50%, due 1/8/2026	187,824	(c)(d)
	200,000	Ulker Biskuvi Sanayi AS, 6.95%, due 10/30/2025	171,000	(b)
			1,510,159
	Ukraine 0.1%
	250,000	MHP SA, 7.75%, due 5/10/2024	126,250	(b)(h)
EUR	260,000	NAK Naftogaz Ukraine via Kondor Finance PLC, 7.13%, due 7/19/2024	79,543	(b)
			205,793
	United Arab Emirates 1.5%
	$400,000	Abu Dhabi Crude Oil Pipeline LLC, 4.60%, due 11/2/2047	393,484	(b)(d)
	200,000	Abu Dhabi National Energy Co. PJSC, 2.00%, due 4/29/2028	179,500	(c)(d)
	200,000	ADCB Finance Cayman Ltd., 4.00%, due 3/29/2023	201,527	(c)(d)
	200,000	DIB Sukuk Ltd., 2.95%, due 1/16/2026	193,766	(b)(d)
	200,000	DP World PLC, 6.85%, due 7/2/2037	226,102	(b)(d)
	200,000	Emirates NBD PJSC, 6.13%, due 3/20/2025	201,750	(b)(f)(g)
		Galaxy Pipeline Assets Bidco Ltd.
	200,000	2.63%, due 3/31/2036	167,209	(c)
	196,522	2.94%, due 9/30/2040	164,108	(c)
	200,000	Mashreqbank PSC, 4.25%, due 2/26/2024	202,018	(b)(d)
	200,000	Shelf Drill Hold Ltd. Co., 8.25%, due 2/15/2025	166,500	(b)
			2,095,964
	United States 0.4%
	200,000	JBS Finance Luxembourg S.a.r.l., 3.63%, due 1/15/2032	170,690	(b)(d)
	339,000	Sagicor Financial Co. Ltd., 5.30%, due 5/13/2028	330,535	(c)
			501,225
	Venezuela 0.2%
		Petroleos de Venezuela SA
	1,347,609	6.00%, due 5/16/2024	86,921	(b)(h)
	1,631,452	6.00%, due 11/15/2026	105,229	(b)(h)
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
	$650,000	5.38%, due 4/12/2027	$41,925	(b)(h)
	784,800	5.38%, due 4/12/2027	50,619	(b)(h)
			284,694
Zambia 0.1%
	200,000	First Quantum Minerals Ltd., 6.88%, due 10/15/2027	201,000	(c)(d)
		Total Corporate Bonds (Cost $49,598,633)	42,581,776
Foreign Government Securities 58.7%
Angola 0.7%
		Angolan Government International Bond
	$200,000	8.25%, due 5/9/2028	191,757	(b)
	200,000	8.00%, due 11/26/2029	187,052	(b)
	200,000	8.75%, due 4/14/2032	189,341	(b)
	458,000	9.38%, due 5/8/2048	412,470	(b)
			980,620
Argentina 0.8%
		Argentine Republic Government International Bond
	550,000	1.00%, due 7/9/2029	176,275
	843,342	0.50%, due 7/9/2030	264,818	(i)
	541,000	1.13%, due 7/9/2035	154,374	(i)
	1,517,609	2.50%, due 7/9/2041	507,413	(i)
EUR	139,590	Provincia de Buenos Aires/Government Bonds, 2.85%, due 9/1/2037	54,486	(c)(i)
			1,157,366
Armenia 0.1%
	$200,000	Armenia International Bond, 3.60%, due 2/2/2031	148,608	(b)
Azerbaijan 0.7%
	400,000	Republic of Azerbaijan International Bond, 5.13%, due 9/1/2029	391,575	(b)
		State Oil Co. of the Azerbaijan Republic
	200,000	6.95%, due 3/18/2030	214,692	(b)(d)
	310,000	6.95%, due 3/18/2030	332,773	(b)(d)
			939,040
Bahamas 0.1%
	200,000	Bahamas Government International Bond, 6.00%, due 11/21/2028	144,428	(b)
Bahrain 0.1%
	200,000	Bahrain Government International Bond, 7.50%, due 9/20/2047	185,573	(b)
Benin 0.1%
EUR	100,000	Benin Government International Bond, 4.95%, due 1/22/2035	84,332	(b)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Bermuda 0.2%
	$290,000	Bermuda Government International Bond, 4.75%, due 2/15/2029	$302,506	(b)
Brazil 1.6%
	360,000	Brazil Minas SPE via State of Minas Gerais, 5.33%, due 2/15/2028	361,804	(b)(d)
BRL	8,000,000	Brazil Notas do Tesouro Nacional, Ser. F, 10.00%, due 1/1/2025	1,541,451
	$470,000	Brazilian Government International Bond, 5.00%, due 1/27/2045	377,640
			2,280,895
Cameroon, Republic of 0.1%
EUR	181,000	Republic of Cameroon International Bond, 5.95%, due 7/7/2032	159,710	(b)
Chile 0.8%
CLP	193,058,940	Bonos de la Tesoreria de la Republica, 1.90%, due 9/1/2030	227,297	(j)
		Bonos de la Tesoreria de la Republica en pesos
CLP	275,000,000	4.50%, due 3/1/2026	298,998	(d)
CLP	160,000,000	4.70%, due 9/1/2030	166,042	(b)
CLP	215,000,000	2.80%, due 10/1/2033	177,929	(b)(d)
CLP	120,000,000	5.00%, due 3/1/2035	123,419
CLP	30,000,000	5.10%, due 7/15/2050	29,005
	$200,000	Chile Government International Bond, 3.25%, due 9/21/2071	135,730
			1,158,420
China 5.1%
		China Government Bond
CNY	5,600,000	2.36%, due 7/2/2023	851,989
CNY	5,000,000	2.88%, due 11/5/2023	766,679
CNY	3,000,000	3.19%, due 4/11/2024	463,474
CNY	6,200,000	1.99%, due 4/9/2025	929,042
CNY	3,000,000	3.02%, due 10/22/2025	463,198
CNY	4,100,000	3.03%, due 3/11/2026	633,075
CNY	1,300,000	2.69%, due 8/12/2026	198,061
CNY	2,900,000	3.12%, due 12/5/2026	449,963
CNY	1,000,000	2.85%, due 6/4/2027	152,966
CNY	500,000	3.01%, due 5/13/2028	76,861
CNY	1,000,000	2.91%, due 10/14/2028	152,606
CNY	2,500,000	3.13%, due 11/21/2029	387,239
CNY	2,500,000	2.68%, due 5/21/2030	373,677
CNY	1,000,000	3.27%, due 11/19/2030	156,919
CNY	2,000,000	3.02%, due 5/27/2031	306,968
CNY	1,700,000	2.89%, due 11/18/2031	258,757
CNY	400,000	2.75%, due 2/17/2032	60,275
CNY	250,000	3.39%, due 3/16/2050	38,024
CNY	2,900,000	3.81%, due 9/14/2050	475,043
			7,194,816
Colombia 3.6%
		Colombia Government International Bond
COP	423,000,000	4.38%, due 3/21/2023	103,645
	$270,000	3.00%, due 1/30/2030	215,884
	100,000	6.13%, due 1/18/2041	88,251

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
	$310,000	5.63%, due 2/26/2044	$247,876
	200,000	5.00%, due 6/15/2045	148,500
	870,000	5.20%, due 5/15/2049	653,588
		Colombian TES
COP	1,492,600,000	Ser. B, 6.25%, due 11/26/2025	339,037
COP	3,747,400,000	Ser. B, 5.75%, due 11/3/2027	779,247	(d)
COP	2,890,600,000	Ser. B, 6.00%, due 4/28/2028	598,846
COP	1,204,757,689	Ser. UVR, 2.25%, due 4/18/2029	278,044	(j)
COP	3,075,000,000	Ser. B, 7.00%, due 3/26/2031	629,412
COP	518,200,000	Ser. G, 7.00%, due 3/26/2031	106,069
COP	751,800,000	Ser. B, 7.00%, due 6/30/2032	151,106
COP	637,332,251	Ser. UVR, 3.00%, due 3/25/2033	143,179	(j)
COP	1,818,400,000	Ser. B, 7.25%, due 10/18/2034	359,577
COP	1,139,100,000	Ser.B, 9.25%, due 5/28/2042	256,101
			5,098,362
Costa Rica 0.2%
	$240,000	Costa Rica Government International Bond, 7.00%, due 4/4/2044	228,341	(b)(d)
Cote D'Ivoire 0.5%
		Ivory Coast Government International Bond
EUR	407,000	6.88%, due 10/17/2040	361,521	(b)
EUR	440,000	6.63%, due 3/22/2048	370,125	(b)
			731,646
Croatia 0.4%
		Croatia Government International Bond
EUR	212,000	1.50%, due 6/17/2031	195,979	(b)
EUR	117,000	2.88%, due 4/22/2032	120,721	(b)
EUR	250,000	1.13%, due 3/4/2033	214,453	(b)
			531,153
Czech Republic 1.8%
		Czech Republic Government Bond
CZK	9,830,000	2.40%, due 9/17/2025	387,943	(b)
CZK	9,890,000	1.00%, due 6/26/2026	364,103	(b)
CZK	990,000	0.25%, due 2/10/2027	34,615
CZK	20,330,000	2.75%, due 7/23/2029	781,003	(d)
CZK	12,520,000	0.95%, due 5/15/2030	415,790	(b)(d)
CZK	5,010,000	1.75%, due 6/23/2032	167,630
CZK	4,300,000	2.00%, due 10/13/2033	146,814
CZK	4,030,000	4.20%, due 12/4/2036	171,605	(b)
			2,469,503
Dominican Republic 1.0%
		Dominican Republic International Bond
DOP	8,000,000	9.75%, due 6/5/2026	147,139	(b)
	$420,000	6.00%, due 7/19/2028	414,533	(b)
	183,000	6.00%, due 2/22/2033	166,005	(b)
	100,000	6.85%, due 1/27/2045	89,954	(b)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
	$150,000	6.40%, due 6/5/2049	$127,114	(b)
	625,000	5.88%, due 1/30/2060	473,680	(b)
			1,418,425
Ecuador 0.9%
		Ecuador Government International Bond
	71,437	0.00%, due 7/31/2030	38,766	(c)
	221,680	5.00%, due 7/31/2030	179,629	(c)(i)
	453,326	1.00%, due 7/31/2035	283,458	(c)(i)
	1,070,000	1.00%, due 7/31/2035	669,055	(b)(i)
	139,040	0.50%, due 7/31/2040	75,501	(c)(i)
			1,246,409
Egypt 1.8%
		Egypt Government Bond
EGP	14,047,000	14.48%, due 4/6/2026	750,922	(d)
EGP	5,009,000	14.41%, due 7/7/2027	263,622
		Egypt Government International Bond
EUR	911,000	6.38%, due 4/11/2031	721,910	(b)(d)
	$400,000	8.50%, due 1/31/2047	290,028	(b)(d)
	200,000	8.70%, due 3/1/2049	146,840	(b)
	410,000	8.70%, due 3/1/2049	301,022	(b)
			2,474,344
El Salvador 0.2%
		El Salvador Government International Bond
	152,000	7.12%, due 1/20/2050	55,482	(b)
	720,000	9.50%, due 7/15/2052	288,007	(b)
			343,489
Ghana 1.0%
		Ghana Government Bond
GHS	670,000	20.75%, due 3/6/2023	89,930
GHS	1,270,000	19.25%, due 12/18/2023	165,495
		Ghana Government International Bond
	$400,000	7.75%, due 4/7/2029	253,000	(b)
	200,000	7.63%, due 5/16/2029	125,778	(b)
	200,000	10.75%, due 10/14/2030	197,000	(b)
	200,000	10.75%, due 10/14/2030	197,000	(b)
	200,000	8.63%, due 4/7/2034	120,342	(b)
	200,000	7.88%, due 2/11/2035	117,500	(b)
	205,000	8.75%, due 3/11/2061	117,875	(b)
			1,383,920
Guatemala 0.3%
		Guatemala Government Bond
	210,000	5.38%, due 4/24/2032	208,797	(b)
	200,000	3.70%, due 10/7/2033	172,473	(b)
			381,270

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Hungary 0.6%
		Hungary Government Bond
HUF	45,020,000	6.75%, due 10/22/2028	$123,270
HUF	92,260,000	3.00%, due 8/21/2030	193,322
HUF	150,510,000	3.25%, due 10/22/2031	314,650	(d)
HUF	33,950,000	2.25%, due 4/20/2033	61,823
HUF	68,440,000	3.00%, due 10/27/2038	120,505
		Hungary Government International Bond
EUR	47,000	1.75%, due 6/5/2035	40,588	(b)
EUR	50,000	1.50%, due 11/17/2050	33,090	(b)
			887,248
Indonesia 3.7%
		Indonesia Government International Bond
EUR	360,000	3.75%, due 6/14/2028	398,350	(b)
EUR	430,000	1.10%, due 3/12/2033	369,201
	$240,000	5.25%, due 1/17/2042	241,608	(b)
		Indonesia Treasury Bond
IDR	10,400,000,000	8.38%, due 3/15/2024	752,218
IDR	264,000,000	8.13%, due 5/15/2024	19,113
IDR	5,000,000,000	6.50%, due 6/15/2025	351,015
IDR	2,300,000,000	7.00%, due 5/15/2027	161,940
IDR	3,304,000,000	6.13%, due 5/15/2028	221,260
IDR	5,175,000,000	9.00%, due 3/15/2029	397,841
IDR	1,306,000,000	6.50%, due 2/15/2031	86,824
IDR	3,604,000,000	8.75%, due 5/15/2031	274,850
IDR	2,500,000,000	6.38%, due 4/15/2032	165,058
IDR	3,500,000,000	7.50%, due 8/15/2032	246,656
IDR	6,977,000,000	6.63%, due 5/15/2033	459,982
IDR	344,000,000	8.38%, due 3/15/2034	25,767
IDR	11,000,000,000	7.50%, due 6/15/2035	769,372	(d)
IDR	1,783,000,000	8.25%, due 5/15/2036	131,811
IDR	1,205,000,000	7.50%, due 5/15/2038	84,349
			5,157,215
Iraq 0.1%
	$187,500	Iraq International Bond, 5.80%, due 1/15/2028	180,234	(b)
Israel 0.4%
		Bank of Israel Bill – Makam
ILS	1,095,686	0.00%, due 8/3/2022	328,050	(k)
ILS	1,000,000	0.45%, due 11/2/2022	298,832	(k)
			626,882
Lebanon 0.3%
		Lebanon Government International Bond
	$622,000	6.38%, due 3/9/2020	72,307	(h)
	469,000	6.60%, due 11/27/2026	55,694	(b)(h)
	121,000	6.85%, due 5/25/2029	13,764	(h)
	601,000	6.65%, due 2/26/2030	69,524	(b)(h)
	1,400,000	8.25%, due 5/17/2034	158,256	(h)
			369,545

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Malaysia 4.7%
	$1,000,000	1MDB Global Investments Ltd., 4.40%, due 3/9/2023	$992,556	(b)(d)
		Malaysia Government Bond
MYR	1,500,000	3.76%, due 4/20/2023	348,768
MYR	2,500,000	3.80%, due 8/17/2023	583,069
MYR	800,000	3.48%, due 6/14/2024	183,716
MYR	700,000	4.18%, due 7/15/2024	163,117
MYR	1,800,000	4.06%, due 9/30/2024	418,443
MYR	700,000	3.91%, due 7/15/2026	160,562
MYR	900,000	3.90%, due 11/30/2026	206,522
MYR	1,350,000	3.50%, due 5/31/2027	300,021
MYR	1,700,000	3.90%, due 11/16/2027	383,309
MYR	1,680,000	3.73%, due 6/15/2028	372,771
MYR	3,400,000	2.63%, due 4/15/2031	671,896	(d)
MYR	435,000	4.23%, due 6/30/2031	97,124
MYR	300,000	3.58%, due 7/15/2032	64,171
MYR	300,000	4.64%, due 11/7/2033	68,002
MYR	1,345,000	3.83%, due 7/5/2034	280,156
MYR	1,700,000	4.25%, due 5/31/2035	364,470	(l)
MYR	200,000	4.76%, due 4/7/2037	45,296
MYR	2,450,000	3.76%, due 5/22/2040	481,592
MYR	350,000	4.94%, due 9/30/2043	79,666
MYR	950,000	4.07%, due 6/15/2050	186,056
		Malaysia Government Investment Issue
MYR	400,000	4.07%, due 9/30/2026	92,306
MYR	500,000	4.37%, due 10/31/2028	115,038
			6,658,627
Mexico 6.0%
		Mexican Bonos
MXN	5,528,400	Ser. M20, 10.00%, due 12/5/2024	276,654
MXN	12,700,800	Ser. M20, 7.50%, due 6/3/2027	583,341
MXN	3,740,000	Ser. M20, 8.50%, due 5/31/2029	177,746
MXN	41,745,700	Ser. M20, 8.50%, due 5/31/2029	1,983,987
MXN	29,500,000	Ser. M, 7.75%, due 5/29/2031	1,325,429
MXN	7,970,000	Ser. M30, 8.50%, due 11/18/2038	368,753
MXN	2,880,000	Ser. M, 7.75%, due 11/13/2042	122,097
MXN	3,247,100	Ser. M, 8.00%, due 11/7/2047	140,062
MXN	41,280,206	Mexican Udibonos, 3.50%, due 11/16/2023	2,008,775	(j)
MXN	136,638,800	Mexico Cetes, 7.05%, due 7/28/2022	657,901	(k)
		Mexico Government International Bond
EUR	130,000	2.38%, due 2/11/2030	124,562
	$200,000	3.50%, due 2/12/2034	169,008
	620,000	5.75%, due 10/12/2110	561,271
			8,499,586
Mongolia 0.4%
	200,000	Development Bank of Mongolia LLC, 7.25%, due 10/23/2023	197,978	(b)
	400,000	Mongolia Government International Bond, 3.50%, due 7/7/2027	344,052	(b)
			542,030

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Nigeria 0.2%
	$380,000	Nigeria Government International Bond, 9.25%, due 1/21/2049	$317,864	(b)
Oman 0.4%
		Oman Government International Bond
	415,000	6.75%, due 1/17/2048	387,508	(b)
	200,000	7.00%, due 1/25/2051	191,814	(b)
			579,322
Panama 0.1%
	200,000	Panama Government International Bond, 2.25%, due 9/29/2032	160,006
Papua New Guinea 0.1%
	200,000	Papua New Guinea Government International Bond, 8.38%, due 10/4/2028	171,400	(b)
Paraguay 0.3%
	430,000	Paraguay Government International Bond, 6.10%, due 8/11/2044	423,609	(b)
Peru 1.7%
		Peru Government Bond
PEN	258,000	5.94%, due 2/12/2029	60,671
PEN	1,660,000	5.40%, due 8/12/2034	342,445	(d)
PEN	207,000	5.35%, due 8/12/2040	39,220
		Peruvian Government International Bond
PEN	329,000	5.20%, due 9/12/2023	85,119	(b)
EUR	284,000	1.25%, due 3/11/2033	240,485
	$200,000	8.75%, due 11/21/2033	265,615
	359,000	3.00%, due 1/15/2034	298,961
PEN	699,000	5.40%, due 8/12/2034	144,198	(b)
EUR	174,000	1.95%, due 11/17/2036	145,355
PEN	3,098,000	6.90%, due 8/12/2037	714,116	(b)
			2,336,185
Philippines 0.2%
		Philippine Government International Bond
PHP	12,000,000	3.90%, due 11/26/2022	225,194
EUR	126,000	1.75%, due 4/28/2041	103,448
			328,642
Poland 3.0%
		Poland Government Bond
PLN	2,754,000	3.25%, due 7/25/2025	557,083
PLN	8,709,000	2.50%, due 7/25/2026	1,651,843	(d)
PLN	2,850,000	0.25%, due 10/25/2026	484,603
PLN	4,162,000	2.50%, due 7/25/2027	766,547
PLN	1,462,000	2.75%, due 10/25/2029	258,588
PLN	3,101,000	Ser. 1030, 1.25%, due 10/25/2030	472,376	(d)
			4,191,040

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Qatar 0.3%
	$346,000	Qatar Government International Bond, 4.82%, due 3/14/2049	$370,579	(b)
Romania 1.7%
		Romania Government Bond
RON	10,000	4.25%, due 6/28/2023	2,097
RON	875,000	4.40%, due 9/25/2023	182,825
RON	1,720,000	4.00%, due 10/25/2023	355,564
RON	725,000	4.15%, due 10/24/2030	125,464
RON	965,000	3.65%, due 9/24/2031	156,822
RON	250,000	4.75%, due 10/11/2034	42,125
		Romanian Government International Bond
EUR	104,000	2.00%, due 4/14/2033	79,823	(b)
EUR	223,000	3.75%, due 2/7/2034	199,315	(b)
EUR	944,000	3.88%, due 10/29/2035	841,242	(b)(d)
EUR	62,000	2.88%, due 4/13/2042	43,667	(b)
EUR	32,000	4.63%, due 4/3/2049	28,052	(b)
EUR	442,000	3.38%, due 1/28/2050	314,268	(b)
			2,371,264
Russia 0.3%
		Russian Federal Bond – Obligatsyi Federal'novo Zaima
RUB	290,953,000	4.50%, due 7/16/2025	249,767	(d)
RUB	47,873,000	6.90%, due 5/23/2029	41,096
RUB	54,322,000	6.90%, due 7/23/2031	46,632
RUB	54,532,000	7.25%, due 5/10/2034	46,813
RUB	10,839,000	7.70%, due 3/16/2039	9,305
	$3,403	Russian Foreign Bond – Eurobond, 7.50%, due 3/31/2030	1,038	(b)
			394,651
Saudi Arabia 0.1%
	240,000	Saudi Government International Bond, 3.75%, due 1/21/2055	208,936	(b)
Senegal 0.2%
		Senegal Government International Bond
EUR	140,000	4.75%, due 3/13/2028	138,486	(b)
EUR	100,000	5.38%, due 6/8/2037	81,430	(b)
			219,916
Serbia 0.4%
		Serbia International Bond
EUR	191,000	1.50%, due 6/26/2029	154,260	(b)
EUR	100,000	1.65%, due 3/3/2033	72,022	(b)
EUR	224,000	2.05%, due 9/23/2036	153,290	(b)
RSD	16,660,000	Serbia Treasury Bond, 4.50%, due 1/11/2026	143,949
			523,521
South Africa 5.4%
		Republic of South Africa Government Bond
ZAR	17,029,855	10.50%, due 12/21/2026	1,167,759

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
ZAR	5,288,952	8.00%, due 1/31/2030	$299,889	(d)
ZAR	31,720,899	8.88%, due 2/28/2035	1,750,523	(d)(l)
ZAR	47,042,104	8.50%, due 1/31/2037	2,459,655	(d)
ZAR	13,877,693	8.75%, due 1/31/2044	715,581
ZAR	8,335,106	8.75%, due 2/28/2048	427,546
		Republic of South Africa Government International Bond
	$273,000	5.65%, due 9/27/2047	216,353
	400,000	5.75%, due 9/30/2049	317,080
	200,000	7.30%, due 4/20/2052	187,040
			7,541,426
Sri Lanka 0.5%
		Sri Lanka Government International Bond
	200,000	6.85%, due 11/3/2025	87,750	(b)(h)
	644,000	6.75%, due 4/18/2028	271,504	(b)(h)
	203,000	7.85%, due 3/14/2029	85,768	(b)(h)
	550,000	7.55%, due 3/28/2030	231,368	(b)(h)
			676,390
Thailand 2.9%
		Thailand Government Bond
THB	12,000,000	3.63%, due 6/16/2023	361,051
THB	15,000,000	2.40%, due 12/17/2023	446,587
THB	8,000,000	0.75%, due 6/17/2024	229,896
THB	18,500,000	1.45%, due 12/17/2024	536,765
THB	10,500,000	2.13%, due 12/17/2026	304,815
THB	8,000,000	4.88%, due 6/22/2029	266,908
THB	7,000,000	3.65%, due 6/20/2031	219,553
THB	6,000,000	2.00%, due 12/17/2031	164,274
THB	2,000,000	3.78%, due 6/25/2032	62,785
THB	5,000,000	1.60%, due 6/17/2035	120,303
THB	12,571,000	1.59%, due 12/17/2035	297,862
THB	8,350,000	3.40%, due 6/17/2036	244,496
THB	25,416,000	3.30%, due 6/17/2038	714,080	(d)
THB	4,300,000	2.00%, due 6/17/2042	91,992
THB	1,248,000	2.88%, due 6/17/2046	29,902
			4,091,269
Tunisia 0.0%(m)
EUR	104,000	Banque Centrale de Tunisie International Bond, 6.38%, due 7/15/2026	68,681	(b)
Turkey 0.9%
	$200,000	Hazine Mustesarligi Varlik Kiralama AS, 7.25%, due 2/24/2027	199,791	(b)
TRY	7,183,455	Turkey Government Bond, 1.50%, due 6/18/2025	659,408	(j)
	$240,000	Turkey Government International Bond, 6.50%, due 9/20/2033	202,920
	200,000	Turkiye Ihracat Kredi Bankasi AS, 8.25%, due 1/24/2024	203,820	(c)
			1,265,939
Uganda 0.3%
UGX 1,358,500,000		Uganda Government Bond, 14.25%, due 6/22/2034	384,004

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

	PRINCIPAL AMOUNT(a)		VALUE
	Ukraine 0.5%
		Ukraine Government International Bond
	$128,000	7.75%, due 9/1/2025	$42,240	(b)
	250,000	7.75%, due 9/1/2026	82,937	(b)
	1,210,000	6.88%, due 5/21/2029	373,890	(b)
	490,000	1.26%, due 5/31/2040	141,610	(b)
	286,000	1.26%, due 5/31/2040	82,654	(c)
			723,331
	United Arab Emirates 0.1%
	200,000	Abu Dhabi Government International Bond, 2.70%, due 9/2/2070	140,275	(b)
	Uruguay 0.1%
UYU	6,115,538	Uruguay Government International Bond, 8.25%, due 5/21/2031	133,604
	Uzbekistan 0.2%
	$203,000	Republic of Uzbekistan Bond, 3.70%, due 11/25/2030	165,445	(b)
	200,000	Uzbekneftegaz JSC, 4.75%, due 11/16/2028	163,800	(c)
			329,245
	Venezuela 0.1%
	916,200	Venezuela Government International Bond, 8.25%, due 10/13/2024	73,754	(b)(h)
	Zambia 0.4%
ZMW	5,080,000	Zambia Government Bond, 13.00%, due 1/25/2031	170,574
		Zambia Government International Bond
	$210,000	5.38%, due 9/20/2022	149,730	(b)(h)
	200,000	8.50%, due 4/14/2024	149,874	(b)
	210,000	8.97%, due 7/30/2027	155,841	(b)
			626,019
		Total Foreign Government Securities (Cost $101,296,512)	82,615,415
	U.S. Treasury Obligations 2.4%
	3,385,000	U.S. Treasury Bill, 0.63%, due 7/21/2022 (Cost $3,380,179)	3,378,800	(k)
	NUMBER OF SHARES
	Short-Term Investments 6.3%
	Investment Companies 6.3%
	8,873,558	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.29%(n) (Cost $8,873,558)	8,873,558	(d)
		Total Investments 97.7% (Cost $163,148,882)	137,449,549
		Other Assets Less Liabilities 2.3%	3,228,799	(o)
		Net Assets 100.0%	$140,678,348

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

(a)  Principal amount is stated in the currency in which the security is denominated.

(b)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at April 30, 2022 amounted to $44,306,595, which represents 31.5% of net assets of the Fund.

(c)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2022, these securities amounted to $16,647,110, which represents 11.8% of net assets of the Fund.

(d)  All or a portion of this security is segregated in connection with obligations for when-issued securities, delayed delivery securities, futures, forward foreign currency contracts and/or swaps with a total value of $50,501,731.

(e)  When-issued security. Total value of all such securities at April 30, 2022 amounted to $196,600, which represents 0.1% of net assets of the Fund.

(f)  Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(g)  Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date shown reflects the next call date.

(h)  Defaulted security.

(i)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of April 30, 2022.

(j)  Index-linked bond whose principal amount adjusts according to a government retail price index.

(k)  Rate shown was the discount rate at the date of purchase.

(l)  All or a portion of this security was purchased on a delayed delivery basis.

(m)  Represents less than 0.05% of net assets of the Fund.

(n)  Represents 7-day effective yield as of April 30, 2022.

(o)  Includes the impact of the Fund's open positions in derivatives at April 30, 2022.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value	Percentage of Net Assets
Foreign Government*	$81,079,290	57.6%
Oil & Gas	9,331,562	6.7%
Banks	7,340,465	5.2%
Electric	3,812,758	2.7%
U.S. Treasury Obligations	3,378,800	2.4%
Telecommunications	2,541,503	1.8%
Pipelines	2,249,993	1.6%
Mining	2,060,383	1.5%
Chemicals	1,972,357	1.4%
Real Estate	1,407,073	1.0%
Lodging	1,302,216	0.9%
Engineering & Construction	1,151,764	0.8%
Food	1,074,691	0.8%
Iron—Steel	982,447	0.7%
Insurance	926,770	0.7%
Diversified Financial Services	812,568	0.6%
Energy—Alternate Sources	758,806	0.6%
Transportation	630,470	0.5%
Commercial Services	598,140	0.4%
Multi-National	589,119	0.4%
Pharmaceuticals	502,632	0.4%
Investment Companies	394,000	0.3%
Beverages	382,601	0.3%
Building Materials	363,500	0.3%
Airlines	362,548	0.3%
Retail	323,130	0.2%
Holding Companies—Diversified	209,000	0.1%
Semiconductors	207,822	0.1%
Forest Products & Paper	201,021	0.1%
Water	196,600	0.1%
Housewares	195,015	0.1%
Cosmetics—Personal Care	194,168	0.1%
Media	182,502	0.1%
Computers	176,000	0.1%
Packaging & Containers	159,495	0.1%
Internet	152,520	0.1%
Healthcare—Services	143,320	0.1%
Agriculture	126,250	0.1%
Gas	102,692	0.1%
Short-Term Investments and Other Assets—Net	12,102,357	8.6%
	$140,678,348	100.0%

*  Foreign Governments do not constitute an industry.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

Derivative Instruments

Futures contracts ("futures")

At April 30, 2022, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2022	7	Korea Bond, 3 year	$587,030	$(3,114)
6/2022	3	U.S. Long Bond	422,063	(8,800)
6/2022	7	U.S. Treasury Note, 2 Year	1,475,688	(20,133)
6/2022	35	U.S. Treasury Note, 5 Year	3,943,516	(125,486)
6/2022	17	U.S. Treasury Note, 10 Year	2,025,656	(99,906)
6/2022	5	U.S. Treasury Ultra Long Bond	802,188	(98,281)
Total Long Positions			$9,256,141	$(355,720)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2022	6	Euro-Bobl	$(805,011)	$34,434
6/2022	18	Euro-Bund	(2,916,537)	221,405
6/2022	8	Euro-Buxl Bond, 30 Year	(1,443,003)	251,670
6/2022	5	Korea Bond, 10 year	(455,892)	(3,327)
6/2022	6	U.S. Long Bond	(844,125)	84,423
6/2022	46	U.S. Treasury Note, 5 Year	(5,182,906)	119,081
6/2022	23	U.S. Treasury Note, 10 Year	(2,740,594)	43,519
Total Short Positions			$(14,388,068)	$751,205
Total Futures				$395,485

At April 30, 2022, the Fund had $185,149 deposited in a segregated account to cover margin requirements on open futures. For the six months ended April 30, 2022, the average notional value for the months where the Fund had futures outstanding was $10,016,849 for long positions and $(16,863,744) for short positions.

Forward foreign currency contracts ("forward FX contracts")

At April 30, 2022, open forward FX contracts for the Fund were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
4,529,616	BRL	874,754	USD	CITI	5/3/2022	$41,440
47,810,327	BRL	9,284,136	USD	HSBC	5/3/2022	386,336
2,142,461	BRL	416,224	USD	HSBC	5/3/2022	17,126
40,718,807	BRL	7,972,824	USD	HSBC	7/5/2022	107,908
920,822	USD	4,529,616	BRL	CITI	5/3/2022	4,628

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
9,719,324	USD	47,810,327	BRL	HSBC	5/3/2022	$48,853
435,539	USD	2,142,461	BRL	HSBC	5/3/2022	2,189
2,128,577	USD	10,353,185	BRL	GSI	6/2/2022	54,735
312,652	USD	1,512,459	BRL	GSI	6/2/2022	9,692
188,900	USD	911,150	BRL	GSI	6/2/2022	6,388
554,107	USD	450,183,960	CLP	GSI	6/15/2022	30,740
343,917	USD	282,094,288	CLP	GSI	6/15/2022	15,964
346,127	USD	287,804,184	CLP	JPM	6/15/2022	11,536
2,281,409	USD	14,530,686	CNH	GSI	5/23/2022	97,118
98,599	USD	655,734	CNH	JPM	5/23/2022	27
62,751	USD	400,581	CNH	MS	5/23/2022	2,534
710,256	USD	4,665,521	CNH	SCB	5/31/2022	9,325
661,205	USD	4,362,666	CNH	MS	5/31/2022	5,775
2,831,591	USD	18,826,527	CNH	MS	6/6/2022	4,381
2,237,900	USD	14,316,714	CNY	SSB	5/23/2022	78,421
3,955,966,879	COP	993,088	USD	GSI	6/3/2022	998
846,726,817	COP	211,920	USD	JPM	6/15/2022	477
1,337,034	USD	5,121,776,961	COP	JPM	6/15/2022	52,264
264,964	USD	1,015,605,935	COP	JPM	6/15/2022	10,204
171,253	USD	653,842,515	COP	JPM	6/15/2022	7,240
927,004	USD	3,602,255,818	COP	MS	6/15/2022	23,398
17,827,722	CZK	713,378	EUR	BB	6/15/2022	6,443
7,841,825	CZK	314,050	EUR	GSI	6/15/2022	2,561
7,780,302	CZK	311,723	EUR	GSI	6/15/2022	2,396
7,864,535	CZK	317,118	EUR	GSI	6/15/2022	286
12,693,360	CZK	505,273	EUR	JPM	6/15/2022	7,392
1,636,221	EGP	81,689	USD	JPM	9/21/2022	1,609
634,242	EUR	15,523,072	CZK	MS	5/5/2022	3,852
630,866	EUR	15,576,088	CZK	GSI	6/15/2022	2,391
316,376	EUR	7,787,601	CZK	MS	6/15/2022	2,211
2,729,535	EUR	2,873,657	USD	CITI	5/4/2022	5,978
288,328	EUR	303,427	USD	JPM	5/4/2022	756
80,536	EUR	84,596	USD	JPM	5/5/2022	373
2,895,768	EUR	3,045,275	USD	DB	6/3/2022	13,603
330,000	EUR	348,396	USD	CITI	7/5/2022	809
318,515	EUR	120,436,965	HUF	GSI	7/6/2022	4,039
1,061,664	EUR	4,971,989	PLN	CITI	6/15/2022	6,405
746,625	EUR	3,488,339	PLN	GSI	6/15/2022	6,358
69,605	EUR	325,321	PLN	GSI	6/15/2022	566
67,393	EUR	342,279	RON	GSI	9/21/2022	84
138,357	USD	126,692	EUR	GSI	5/4/2022	4,698
1,161,595	USD	1,071,793	EUR	JPM	5/4/2022	30,863
196,085	USD	171,014	EUR	JPM	5/4/2022	15,666
282,920	USD	257,659	EUR	JPM	5/4/2022	11,092
336,193	USD	309,826	EUR	JPM	5/4/2022	9,329
814,314	USD	752,611	EUR	MS	5/4/2022	20,316

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
4,285,016	USD	3,779,326	EUR	SCB	5/4/2022	$297,861
717,927	USD	650,000	EUR	SSB	5/4/2022	32,183
124,672	USD	110,000	EUR	SSB	5/4/2022	8,622
86,851	USD	80,536	EUR	GSI	5/5/2022	1,883
3,158,245	USD	2,857,623	EUR	SCB	7/5/2022	134,322
132,561	USD	120,000	EUR	SSB	7/5/2022	5,577
240,484	USD	223,392	EUR	SSB	7/5/2022	4,092
121,241,631	HUF	315,503	EUR	GSI	7/6/2022	1,373
72,278,473	HUF	188,085	EUR	JPM	7/6/2022	822
2,127,083	USD	30,438,657,904	IDR	BNP	5/31/2022	38,411
116,765	USD	1,685,972,091	IDR	CITI	5/31/2022	1,075
167,962	USD	2,442,580,752	IDR	MS	5/31/2022	354
69,014	USD	994,024,031	IDR	BNP	6/15/2022	918
83,254	USD	1,215,786,472	IDR	HSBC	7/26/2022	299
122,531	USD	397,665	ILS	BNP	5/24/2022	3,297
411,738	USD	1,342,274	ILS	CITI	5/24/2022	9,276
7,911	USD	25,954	ILS	JPM	5/24/2022	129
24,305	USD	29,054,353	KRW	BNP	5/23/2022	1,306
251,062	USD	305,843,207	KRW	CITI	5/23/2022	8,965
26,821,385	MXN	1,278,502	USD	CITI	6/15/2022	25,070
10,565,333	MXN	501,945	USD	GSI	6/15/2022	11,551
132,962	MXN	6,240	USD	GSI	6/15/2022	222
7,341,297	MXN	351,032	USD	MS	6/15/2022	5,770
7,166,569	MXN	347,655	USD	MS	6/15/2022	654
7,356,654	MXN	354,794	USD	SSB	6/15/2022	2,754
143,017	USD	2,871,192	MXN	CITI	6/15/2022	3,472
62,424	USD	1,250,000	MXN	GSI	6/15/2022	1,672
172,492	USD	3,484,870	MXN	HSBC	6/15/2022	3,121
23,653	USD	480,574	MXN	JPM	6/15/2022	297
594,352	USD	12,180,217	MXN	SCB	6/15/2022	2,370
288,883	MYR	66,332	USD	SCB	7/5/2022	111
2,355,291	USD	9,951,342	MYR	JPM	5/25/2022	62,453
141,072	USD	594,860	MYR	JPM	5/25/2022	4,014
106,234	USD	448,040	MYR	JPM	5/25/2022	3,003
642,310	USD	2,415,618	PEN	MS	6/15/2022	16,155
32,191,772	PHP	615,510	USD	BNP	5/6/2022	390
216,094	USD	11,191,526	PHP	MS	5/4/2022	1,718
626,323	USD	32,191,772	PHP	SCB	5/6/2022	10,423
349,026	USD	18,163,325	PHP	JPM	5/18/2022	2,892
214,274	USD	11,191,526	PHP	SCB	5/31/2022	1,375
613,516	USD	32,191,772	PHP	BNP	5/31/2022	1,124
3,944,353	PLN	824,583	EUR	GSI	6/15/2022	13,577
1,976,333	PLN	417,043	EUR	HSBC	6/15/2022	2,698
457,200	PLN	96,977	EUR	JPM	6/15/2022	97
1,501,955	PLN	316,168	EUR	MS	6/15/2022	2,868
1,071,942	RON	210,355	EUR	SCB	6/30/2022	4,182
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
547,085	RON	108,245	EUR	CITI	6/30/2022	$1,197
329,429	RON	65,786	EUR	GSI	6/30/2022	80
2,943,844	RON	580,869	EUR	HSBC	6/30/2022	8,123
987,697	RON	195,085	EUR	HSBC	6/30/2022	2,518
606,135	RON	119,665	EUR	HSBC	6/30/2022	1,604
549,177	RON	108,410	EUR	HSBC	6/30/2022	1,464
895,531	RON	177,952	EUR	HSBC	6/30/2022	1,150
2,430,337	RON	483,401	EUR	JPM	6/30/2022	2,626
2,246,493	RON	444,454	EUR	GSI	7/28/2022	2,318
836,015	RON	165,122	EUR	GSI	7/28/2022	1,157
1,486,836	RON	290,512	EUR	CITI	9/21/2022	2,017
362,386	RON	70,076	EUR	CITI	9/21/2022	1,269
1,947,805	USD	65,144,326	THB	HSBC	6/10/2022	44,894
103,260	USD	3,453,224	THB	JPM	6/10/2022	2,389
106,373	USD	3,586,639	THB	GSI	6/23/2022	1,570
999,974	USD	15,269,601	TRY	GSI	6/21/2022	7,020
9,345,751	TWD	317,439	USD	BNP	5/9/2022	68
678,532	USD	19,430,431	TWD	SSB	5/9/2022	18,414
704,368	USD	10,340,902	ZAR	JPM	5/5/2022	49,642
503,968	USD	7,556,494	ZAR	CITI	6/15/2022	27,652
337,344	USD	4,960,229	ZAR	CITI	6/15/2022	24,681
343,416	USD	5,049,081	ZAR	GSI	6/15/2022	25,152
836,940	USD	12,272,113	ZAR	JPM	6/15/2022	63,378
100,067	USD	1,528,831	ZAR	JPM	6/15/2022	3,698
232,349	USD	3,670,157	ZAR	JPM	6/15/2022	1,004
2,175,443	USD	32,944,872	ZAR	MS	6/15/2022	98,794
5,926,076	ZAR	370,842	USD	CITI	6/15/2022	2,702
5,652,036	ZAR	355,792	USD	JPM	6/15/2022	479
	Total unrealized appreciation					$2,321,631
561,710	BRL	114,190	USD	GSI	5/3/2022	(574)
2,314,281	BRL	470,468	USD	GSI	5/3/2022	(2,365)
812,407	BRL	165,154	USD	HSBC	5/3/2022	(830)
40,718,807	BRL	8,277,695	USD	HSBC	5/3/2022	(41,607)
10,075,199	BRL	2,048,179	USD	JPM	5/3/2022	(10,295)
2,153,505	BRL	450,996	USD	SCB	6/2/2022	(19,628)
5,012,168	BRL	1,014,855	USD	MS	6/3/2022	(11,197)
107,696	USD	561,710	BRL	GSI	5/3/2022	(5,920)
447,550	USD	2,314,281	BRL	GSI	5/3/2022	(20,554)
157,214	USD	812,407	BRL	HSBC	5/3/2022	(7,110)
8,126,047	USD	40,718,807	BRL	HSBC	5/3/2022	(110,041)
1,943,953	USD	10,075,199	BRL	JPM	5/3/2022	(93,931)
852,835,608	CLP	997,154	USD	CITI	6/3/2022	(3,509)
282,399,715	CLP	340,774	USD	CITI	6/15/2022	(12,467)
279,032,384	CLP	341,784	USD	CITI	6/15/2022	(17,391)
154,882,510	CLP	191,647	USD	GSI	6/15/2022	(11,586)
280,053,006	CLP	355,172	USD	GSI	6/15/2022	(29,593)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
821,880,384	CLP	1,001,866	USD	JPM	6/15/2022	$(46,378)
5,439,366	CNH	838,090	USD	SCB	5/23/2022	(20,431)
1,123,467	CNH	175,615	USD	GSI	5/23/2022	(6,732)
1,735,028	CNH	273,062	USD	HSBC	5/23/2022	(12,248)
15,273,632	CNH	2,390,676	USD	HSBC	5/23/2022	(94,704)
2,359,899	CNH	367,066	USD	MS	5/23/2022	(12,320)
786,112,259	COP	207,497	USD	GSI	6/15/2022	(10,305)
1,328,164,548	COP	355,702	USD	GSI	6/15/2022	(22,539)
2,571,623,854	COP	662,409	USD	MS	6/15/2022	(17,331)
1,631,480	CZK	66,485	EUR	BNP	6/15/2022	(680)
5,064,760	CZK	205,744	EUR	JPM	6/15/2022	(1,422)
2,959,404	EGP	153,735	USD	CITI	9/21/2022	(3,077)
2,959,403	EGP	159,537	USD	GSI	9/21/2022	(8,878)
976,008	EUR	24,361,899	CZK	BNP	6/15/2022	(7,575)
33,493	EUR	837,733	CZK	MS	6/15/2022	(333)
292,690	EUR	318,155	USD	CITI	5/4/2022	(9,370)
234,148	EUR	252,891	USD	HSBC	5/4/2022	(5,867)
67,004	EUR	74,810	USD	JPM	5/4/2022	(4,122)
207,448	EUR	224,182	USD	JPM	5/4/2022	(5,327)
187,423	EUR	203,578	USD	JPM	5/4/2022	(5,849)
188,500	EUR	205,801	USD	JPM	5/4/2022	(6,935)
537,000	EUR	587,550	USD	JPM	5/4/2022	(21,020)
569,324	EUR	629,194	USD	JPM	5/4/2022	(28,562)
156,932	EUR	171,356	USD	MS	5/4/2022	(5,794)
3,222,553	EUR	3,596,572	USD	MS	5/4/2022	(196,807)
650,000	EUR	726,341	USD	SCB	5/4/2022	(40,597)
793,805	EUR	878,413	USD	SCB	5/4/2022	(40,956)
1,197,127	EUR	5,646,273	PLN	BNP	6/15/2022	(1,729)
366,030	EUR	1,751,908	PLN	CITI	6/15/2022	(6,256)
945,146	EUR	4,497,033	PLN	CITI	6/15/2022	(10,169)
310,428	EUR	1,477,950	PLN	HSBC	6/15/2022	(3,547)
69,626	EUR	350,500	RON	CITI	6/30/2022	(474)
62,523	EUR	317,149	RON	CITI	6/30/2022	(935)
281,466	EUR	1,414,102	RON	CITI	6/30/2022	(1,320)
133,955	EUR	680,125	RON	CITI	6/30/2022	(2,136)
123,559	EUR	629,453	RON	CITI	6/30/2022	(2,416)
718,952	EUR	3,621,628	RON	CITI	6/30/2022	(5,396)
136,001	EUR	687,615	RON	GSI	6/30/2022	(1,556)
55,313	EUR	281,487	RON	HSBC	6/30/2022	(1,019)
3,041,418	USD	2,895,768	EUR	DB	5/4/2022	(13,591)
269,326	USD	256,362	EUR	BNP	6/3/2022	(1,477)
84,700	USD	80,536	EUR	JPM	6/3/2022	(372)
2,877,834	USD	2,729,535	EUR	CITI	6/7/2022	(6,084)
261,232,080	HUF	696,509	EUR	MS	7/6/2022	(14,726)
3,337,677,000	IDR	230,742	USD	SCB	5/31/2022	(1,713)
1,963,315,569	IDR	136,436	USD	BNP	5/31/2022	(1,715)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
46,809,044,507	IDR	3,252,412	USD	CITI	6/15/2022	$(45,746)
1,054,462,000	IDR	73,276	USD	HSBC	6/15/2022	(1,040)
4,946,417,150	IDR	344,197	USD	MS	6/15/2022	(5,341)
10,179,683,425	IDR	706,530	USD	MS	7/26/2022	(11,955)
23,245	ILS	6,980	USD	CITI	5/24/2022	(10)
6,215,516	ILS	1,931,776	USD	GSI	5/24/2022	(68,140)
258,690,246	KRW	210,585	USD	BNP	5/23/2022	(5,813)
336,518	USD	427,386,972	KRW	BNP	6/2/2022	(1,755)
20,439,484	MXN	999,642	USD	GSI	6/3/2022	(3,969)
7,076,734	MXN	349,368	USD	GSI	6/15/2022	(5,425)
1,300,249	MXN	63,346	USD	SCB	6/15/2022	(151)
60,664	USD	1,250,000	MXN	HSBC	6/15/2022	(88)
14,142	USD	298,826	MXN	JPM	6/15/2022	(382)
1,067,826	USD	22,734,762	MXN	JPM	6/15/2022	(37,128)
1,887,987	USD	39,741,729	MXN	SSB	6/15/2022	(43,539)
2,696,236	MYR	638,351	USD	SCB	5/9/2022	(18,079)
6,273,896	MYR	1,494,390	USD	SCB	5/25/2022	(48,853)
579,215	MYR	137,744	USD	JPM	5/25/2022	(4,290)
5,650,228	MYR	1,344,332	USD	JPM	5/25/2022	(42,491)
438,255	MYR	101,719	USD	JPM	7/5/2022	(920)
1,170,182	MYR	277,999	USD	JPM	7/5/2022	(8,856)
224,370	MYR	51,583	USD	JPM	7/27/2022	(10)
2,162,727	PEN	568,618	USD	GSI	6/15/2022	(8,016)
769,508	PEN	204,847	USD	JPM	6/15/2022	(5,382)
11,191,526	PHP	214,974	USD	SCB	5/4/2022	(597)
13,264,741	PLN	2,826,278	EUR	CITI	6/15/2022	(10,607)
474,984	PLN	101,662	EUR	HSBC	6/15/2022	(864)
356,849	RON	70,342	EUR	GSI	9/21/2022	(173)
502,097	RON	98,848	EUR	JPM	9/21/2022	(110)
294,115	USD	21,602,780	RUB	CITI	5/23/2022	(1,003)
212,709	USD	17,814,411	RUB	GSI	5/23/2022	(30,655)
927,843	SGD	679,536	USD	SCB	5/17/2022	(8,646)
908,670	SGD	661,619	USD	CITI	5/27/2022	(4,603)
917,708	SGD	665,693	USD	BNP	5/31/2022	(2,147)
23,556,721	THB	702,766	USD	GSI	5/9/2022	(14,961)
23,556,722	THB	703,081	USD	MS	5/9/2022	(15,276)
11,299,291	THB	337,733	USD	SCB	6/10/2022	(7,673)
4,613,520	THB	135,908	USD	JPM	6/10/2022	(1,144)
8,432,360	THB	253,879	USD	JPM	6/10/2022	(7,564)
17,889,059	THB	539,012	USD	JPM	6/10/2022	(16,461)
47,822,984	THB	1,439,669	USD	JPM	6/10/2022	(42,727)
23,360,295	THB	694,606	USD	HSBC	6/15/2022	(12,150)
7,755,193	THB	231,342	USD	CITI	6/23/2022	(4,733)
4,754,084	THB	141,566	USD	GSI	6/23/2022	(2,651)
24,295,373	THB	722,238	USD	HSBC	6/23/2022	(12,321)
6,633,585	THB	199,829	USD	MS	6/23/2022	(5,994)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
14,880	USD	510,235	THB	JPM	6/23/2022	$(30)
10,084,680	TWD	349,344	USD	JPM	5/9/2022	(6,733)
317,846	USD	9,345,751	TWD	BNP	6/6/2022	(324)
336,742	USD	9,922,805	TWD	CITI	6/6/2022	(1,073)
114,848	USD	2,658,728,174	VND	JPM	5/11/2022	(908)
11,287,967,212	VND	492,494	USD	JPM	5/11/2022	(1,039)
27,306,493	ZAR	1,726,249	USD	GSI	6/6/2022	(3,329)
6,196,657	ZAR	407,911	USD	CITI	6/15/2022	(17,311)
9,223,238	ZAR	607,917	USD	CITI	6/15/2022	(26,539)
6,834,047	ZAR	447,401	USD	GSI	6/15/2022	(16,623)
2,904,631	ZAR	185,434	USD	JPM	6/15/2022	(2,343)
5,154,599	ZAR	338,387	USD	JPM	6/15/2022	(13,472)
5,165,107	ZAR	350,632	USD	MS	6/15/2022	(25,054)
27,296,070	ZAR	1,811,535	USD	MS	6/15/2022	(90,952)
Total unrealized depreciation						$(1,887,557)
Total net unrealized appreciation						$434,074

For the six months ended April 30, 2022, the average notional value for the months where the Fund had forward FX contracts outstanding was $185,293,242.

Credit default swap contracts ("credit default swaps")

At April 30, 2022, the Fund had outstanding credit default swaps as follows:

Centrally Cleared Credit Default Swaps—Buy Protection

Clearinghouse	Reference Entity	Notional Amount		Financing Rate Paid by the Fund	Payment Frequency	Maturity Date	Upfront Payments/ (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
ICE CC	CDX Emerging Markets Index, Ser. 37 V.1	USD	4,540,799	1.00%	3M	6/20/2027	$287,210	$84,645	$(5,171)	$366,684

For the six months ended April 30, 2022, the average notional value for the months where the Fund had credit default swaps outstanding was $4,540,799 for buy protection.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

Interest rate swap contracts ("interest rate swaps")

At April 30, 2022, the Fund had outstanding interest rate swaps as follows:

Centrally cleared interest rate swaps

Clearinghouse	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Effective Date(a)	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
CME	BRL	6,166,500	Pay	1D CETIP	5.36%	—	T/T	1/2/2023	$(65,204)	$23,877	$(41,327)
CME	BRL	1,114,953	Pay	1D CETIP	5.66%	—	T/T	1/2/2023	(11,485)	6,412	(5,073)
CME	BRL	2,048,651	Pay	1D CETIP	6.23%	—	T/T	1/2/2023	(19,344)	15,145	(4,199)
CME	BRL	1,792,047	Pay	1D CETIP	6.61%	—	T/T	1/2/2023	(16,088)	16,456	368
CME	BRL	2,429,009	Pay	1D CETIP	6.77%	—	T/T	1/2/2023	(21,314)	24,000	2,686
CME	BRL	588,077	Pay	1D CETIP	9.26%	—	T/T	1/2/2023	(3,795)	23,501	19,706
CME	BRL	6,050,785	Pay	1D CETIP	4.84%	—	T/T	1/2/2024	(149,345)	(5,373)	(154,718)
CME	BRL	2,841,304	Pay	1D CETIP	4.99%	—	T/T	1/2/2024	(67,894)	(6,927)	(74,821)
CME	BRL	1,540,849	Pay	1D CETIP	5.72%	—	T/T	1/2/2024	(33,909)	1,078	(32,831)
CME	BRL	3,300,564	Pay	1D CETIP	5.76%	—	T/T	1/2/2024	(74,266)	16,083	(58,183)
CME	BRL	2,433,475	Pay	1D CETIP	5.97%	—	T/T	1/2/2024	(51,602)	2,517	(49,085)
CME	BRL	1,838,229	Pay	1D CETIP	6.50%	—	T/T	1/2/2024	(37,594)	15,772	(21,822)
CME	BRL	4,964,102	Pay	1D CETIP	7.45%	—	T/T	1/2/2024	(80,827)	187	(80,640)
CME	BRL	3,065,530	Pay	1D CETIP	11.53%	—	T/T	1/2/2024	(9,881)	1,028	(8,853)
CME	BRL	20,460	Pay	1D CETIP	11.66%	—	T/T	1/2/2024	(58)	8	(50)
CME	BRL	6,591,748	Pay	1D CETIP	11.14%	—	T/T	1/2/2025	(27,392)	(518)	(27,910)
CME	BRL	3,843,874	Pay	1D CETIP	5.65%	—	T/T	1/2/2025	(126,111)	14,560	(111,551)
CME	BRL	1,325,330	Pay	1D CETIP	6.46%	—	T/T	1/2/2025	(38,896)	10,394	(28,502)
CME	BRL	1,240,652	Pay	1D CETIP	6.82%	—	T/T	1/2/2025	(34,299)	11,711	(22,588)
CME	BRL	7,302,260	Pay	1D CETIP	7.73%	—	T/T	1/2/2025	(158,980)	11,041	(147,939)
CME	BRL	3,740,600	Receive	1D CETIP	12.23%	—	T/T	1/4/2027	17,444	(35,649)	(18,205)
CME	BRL	947,033	Pay	1D CETIP	6.23%	—	T/T	1/4/2027	(46,145)	5,091	(41,054)
CME	CLP	461,569,272	Receive	1D CLICP	7.51%	4/13/2022	6M/6M	4/13/2025	(105,138)	—	(105,138)
CME	CLP	538,832,146	Pay	1D CLICP	1.36%	—	6M/6M	6/17/2025	(103,846)	(6,344)	(110,190)
CME	CLP	756,242,798	Pay	1D CLICP	2.26%	—	6M/6M	3/16/2026	(142,026)	(2,444)	(144,470)
CME	CLP	179,373,543	Receive	1D CLICP	2.33%	—	6M/6M	6/5/2030	54,365	1,308	55,673
CME	CLP	163,946,219	Pay	1D CLICP	2.15%	—	6M/6M	8/24/2030	(53,023)	(879)	(53,902)
LCH	CNY	7,400,000	Pay	7D CNRR007	2.36%	—	3M/3M	1/18/2027	(6,115)	198	(5,917)
CME	COP	3,549,606,043	Receive	1D IBRCOL	8.37%	—	3M/3M	4/13/2024	4,777	(1,594)	3,183
CME	COP	547,071,621	Receive	1D IBRCOL	6.40%	—	3M/3M	1/6/2027	12,420	(152)	12,268
CME	COP	82,908,573	Receive	1D IBRCOL	6.45%	—	3M/3M	1/7/2027	1,838	(23)	1,815
CME	COP	4,741,235,780	Receive	1D IBRCOL	7.14%	—	3M/3M	1/31/2027	73,666	(155)	73,511
LCH	CZK	86,088,546	Pay	6M PRIBOR	3.76%	—	1Y/6M	11/22/2023	(110,748)	4,921	(105,827)
LCH	CZK	54,307,544	Pay	6M PRIBOR	3.80%	—	1Y/6M	11/25/2023	(68,874)	3,077	(65,797)
LCH	CZK	40,544,138	Pay	6M PRIBOR	2.47%	—	1Y/6M	9/21/2024	(119,476)	16,443	(103,033)
LCH	CZK	28,564,750	Receive	6M PRIBOR	3.33%	—	6M/1Y	11/25/2026	83,585	849	84,434
LCH	CZK	23,778,042	Receive	6M PRIBOR	4.03%	—	6M/1Y	1/10/2027	39,068	975	40,043
LCH	CZK	10,640,914	Receive	6M PRIBOR	3.75%	—	6M/1Y	2/11/2027	23,208	1,066	24,274
LCH	HUF	662,575,386	Pay	6M BUBOR	5.30%	—	1Y/6M	1/11/2024	(73,126)	3,882	(69,244)
LCH	HUF	674,664,659	Pay	6M BUBOR	7.61%	—	1Y/6M	3/31/2024	(16,249)	1,160	(15,089)
LCH	HUF	625,065,640	Pay	6M BUBOR	7.51%	—	1Y/6M	4/4/2024	(18,334)	787	(17,547)
LCH	HUF	357,211,478	Receive	6M BUBOR	5.10%	—	6M/1Y	1/11/2027	83,927	(1,492)	82,435
LCH	HUF	57,406,868	Pay	6M BUBOR	3.31%	—	1Y/6M	10/4/2031	(38,721)	2,214	(36,507)
LCH	HUF	124,720,163	Pay	6M BUBOR	3.69%	—	1Y/6M	11/11/2031	(75,289)	2,296	(72,993)
LCH	INR	400,000,000	Pay	6M MIBOR	5.74%	1/20/2023	1Y/1Y	1/20/2024	(50,265)	—	(50,265)
LCH	INR	73,300,000	Receive	6M MIBOR	5.15%	—	6M/6M	8/27/2026	51,535	(2,093)	49,442
LCH	INR	93,000,000	Receive	6M MIBOR	5.15%	—	6M/6M	9/2/2026	65,582	(11,279)	54,303
CME	MXN	12,211,377	Pay	28D TIIE	6.75%	—	28D/28D	6/23/2022	(250)	—	(250)
CME	MXN	44,419,145	Receive	28D TIIE	7.20%	—	28D/28D	1/27/2023	19,986	(253)	19,733
CME	MXN	7,261,528	Pay	28D TIIE	5.55%	—	28D/28D	4/13/2023	(10,633)	(152)	(10,785)
CME	MXN	50,671,017	Pay	28D TIIE	5.01%	11/23/2022	28D/28D	11/22/2023	(108,707)	—	(108,707)
CME	MXN	79,767,371	Pay	28D TIIE	5.15%	2/23/2023	28D/28D	2/22/2024	(160,221)	—	(160,221)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

Clearinghouse	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Effective Date(a)	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
CME	MXN	44,780,934	Pay	28D TIIE	5.47%	6/21/2023	28D/28D	6/19/2024	$(77,510)	$—	$(77,510)
CME	MXN	10,964,660	Pay	28D TIIE	5.83%	—	28D/28D	4/6/2026	(59,890)	(270)	(60,160)
CME	MXN	1,800,000	Pay	28D TIIE	7.72%	—	28D/28D	12/3/2026	(4,640)	7	(4,633)
CME	MXN	3,300,000	Pay	28D TIIE	8.16%	—	28D/28D	12/28/2026	(5,888)	38	(5,850)
CME	MXN	6,685,611	Pay	28D TIIE	7.51%	—	28D/28D	4/20/2027	(20,815)	35	(20,780)
CME	MXN	7,645,431	Receive	28D TIIE	6.92%	—	28D/28D	8/31/2029	42,116	(18)	42,098
CME	MXN	7,282,589	Receive	28D TIIE	7.35%	—	28D/28D	11/10/2031	37,738	(122)	37,616
CME	MXN	9,063,869	Receive	28D TIIE	7.38%	—	28D/28D	11/10/2031	46,104	(159)	45,945
LCH	PLN	1,570,225	Receive	6M WIBOR	5.39%	—	6M/1Y	3/28/2027	14,076	(171)	13,905
LCH	PLN	2,004,473	Receive	6M WIBOR	5.90%	—	6M/1Y	4/14/2027	9,917	(35)	9,882
LCH	PLN	3,854,722	Receive	6M WIBOR	5.82%	—	6M/1Y	4/15/2027	21,991	(19)	21,972
LCH	PLN	3,573,031	Receive	6M WIBOR	6.19%	—	6M/1Y	4/29/2027	9,088	(4)	9,084
	Total								$(1,791,782)	$161,992	$(1,629,790)

(a)  Forward swap. Effective date, if any, reflects the date interest accruals will commence.

At April 30, 2022, the Fund had $1,843,796 deposited in a segregated account to cover margin requirements for centrally cleared swaps.

Over-the-counter interest rate swaps

Counterparty	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Effective Date(b)	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
GSI	BRL	1,000,000	Pay	1D CETIP	11.99%	—	T/T	1/2/2023	$(2,552)	$98,657	$96,105
JPM	CLP	231,188,535	Pay	1D CLICP	3.43%	—	6M/6M	5/10/2022	(307)	(65)	(372)
GSI	MXN	28,033,731	Pay	28D TIIE	5.90%	—	28D/28D	9/12/2022	(8,761)	(190)	(8,951)
GSI	MXN	9,462,643	Pay	28D TIIE	6.17%	—	28D/28D	3/5/2026	(45,647)	(173)	(45,820)
JPM	MXN	7,500,000	Pay	28D TIIE	6.13%	—	28D/28D	6/18/2026	(38,533)	(19)	(38,552)
JPM	MYR	11,000,000	Receive	3M KLIBOR	2.48%	—	3M/3M	10/27/2023	14,594	(42,678)	(28,084)
	Total								$(81,206)	$55,532	$(25,674)

(b)  Forward swap. Effective date, if any, reflects the date interest accruals will commence.

For the six months ended April 30, 2022, the average notional value for the months the Fund had interest rate swaps outstanding was $22,713,426 when the Fund paid the fixed rate and $53,663,986 when the Fund received the fixed rate.

At April 30, 2022, the Fund had cash collateral of $210,000 deposited in a segregated account for JPMorgan Chase Bank N.A., and cash collateral of $240,000 and $10,000 received from HSBC Bank plc and Morgan Stanley Capital Services LLC, respectively, to cover collateral requirements on over-the-counter derivatives.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2022:

Asset Valuation Inputs

	Level 1	Level 2	Level 3	Total
Investments:
Corporate Bonds(a)	$—	$42,581,776	$—	$42,581,776
Foreign Government Securities(a)	—	82,615,415	—	82,615,415
U.S. Treasury Obligations	—	3,378,800	—	3,378,800
Short-Term Investments	—	8,873,558	—	8,873,558
Total Investments	$—	$137,449,549	$—	$137,449,549

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund's derivatives as of April 30, 2022:

Other Financial Instruments

	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$754,532	$—	$—	$754,532
Liabilities	(359,047)	—	—	(359,047)
Forward FX Contracts(a)
Assets	—	2,321,631	—	2,321,631
Liabilities	—	(1,887,557)	—	(1,887,557)
Swaps
Assets	—	1,167,165	—	1,167,165
Liabilities	—	(2,455,945)	—	(2,455,945)
Total	$395,485	$(854,706)	$—	$(459,221)

(a)  Futures and forward FX contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) April 30, 2022

NUMBER OF SHARES		VALUE
Common Stocks 0.2%
Business Equipment & Services 0.0%(a)
21,820	Brock Holdings III, Inc.	$261,840	*(b)(c)(n)
IT Services 0.0%(a)
4,020	Riverbed Technology, Inc.	37,687	*
Materials 0.1%
39,703	Covia Holdings LLC	476,436	*
Media 0.1%
17,308	iHeartMedia, Inc., Class A	276,755	*
	Total Common Stocks (Cost $1,056,613)	1,052,718
PRINCIPAL AMOUNT
Loan Assignments(d) 81.8%
Aerospace & Defense 2.4%
$426,232	AI Convoy (Luxembourg) S.A.R.L, Term Loan B, (3M USD LIBOR + 3.50%, 6M USD LIBOR + 3.50%), 4.54% – 5.05%, due 1/18/2027	422,579	(e)
2,795,000	Amentum Government Services Holdings LLC, Term Loan, (3M SOFR + 4.00%), 4.50% – 4.78%, due 2/15/2029	2,770,544	(e)
1,270,000	Cobham Ultra SeniorCo S.a.r.l., Term Loan B, (1M USD LIBOR + 3.75%), 4.45%, due 11/17/2028	1,258,252	(f)(g)
485,000	KKR Apple Bidco, LLC, Second Lien Term Loan, (1M USD LIBOR + 5.75%), 6.51%, due 9/21/2029	483,787
518,515	MHI Holdings, LLC, Term Loan B, (1M USD LIBOR + 5.00%), 5.76%, due 9/21/2026	516,083
	Peraton Corp.
1,604,311	Second Lien Term Loan B1, (1M USD LIBOR + 7.75%), 8.50%, due 2/1/2029	1,584,258
2,657,601	Term Loan B, (1M USD LIBOR + 3.75%), 4.51%, due 2/1/2028	2,633,922
1,620,000	Propulsion (BC) Finco S.a.r.l., Term Loan, (SOFR + 4.00%), 4.50%, due 2/10/2029	1,610,896	(f)(g)
974,167	Spirit Aerosystems, Inc., Term Loan B, (1M USD LIBOR + 3.75%), 4.51%, due 1/15/2025	971,274
635,611	TransDigm, Inc., Term Loan F, (1M USD LIBOR + 2.25%), 3.01%, due 12/9/2025	622,899
		12,874,494
Air Transport 1.5%
1,670,000	AAdvantage Loyalty IP Ltd., Term Loan, (3M USD LIBOR + 4.75%), 5.81%, due 4/20/2028	1,698,290
1,945,000	Air Canada, Term Loan B, (3M USD LIBOR + 3.50%), 4.25%, due 8/11/2028	1,923,119
1,508,316	American Airlines, Inc., Term Loan B, (1M USD LIBOR + 1.75%), 2.45%, due 6/27/2025	1,453,851
230,000	Mileage Plus Holdings LLC, Term Loan B, (3M USD LIBOR + 5.25%), 6.25%, due 6/21/2027	238,337
360,000	SkyMiles IP Ltd., Term Loan B, (3M USD LIBOR + 3.75%), 4.81%, due 10/20/2027	371,549
2,485,336	United Airlines, Inc., Term Loan B, (3M USD LIBOR + 3.75%), 4.50%, due 4/21/2028	2,461,900
		8,147,046
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Airlines 0.2%
$1,260,000	Echo Global Logistics, Inc., Term Loan, (1M USD LIBOR + 3.75%), 4.51%, due 11/23/2028	$1,224,569
Auto Parts & Equipment 0.3%
	DexKo Global Inc.
221,600	Term Loan, (3M USD LIBOR + 3.75%), 3.75%, due 10/4/2028	215,903
1,163,400	Term Loan B, (3M USD LIBOR + 3.75%), 4.72%, due 10/4/2028	1,133,489
		1,349,392
Automotive 1.5%
1,707,100	American Trailer World Corp., Term Loan B, (1M SOFR + 3.50%), 4.30%, due 3/3/2028	1,587,910
655,541	Dealer Tire, LLC, Term Loan B, (1M USD LIBOR + 4.25%), 5.00% – 5.03%, due 12/12/2025	654,230	(e)
	First Brands Group, LLC
1,055,000	Term Loan, (1M USD LIBOR + 5.00%), 6.00%, due 3/30/2027	1,050,717	(f)(g)
1,259,091	Term Loan, (3M USD LIBOR + 5.00%), 6.00%, due 3/30/2027	1,253,979
898,663	Second Lien Term Loan, (3M USD LIBOR + 8.50%), 9.74%, due 3/30/2028	895,293
	Safe Fleet Holdings LLC
488,848	Second Lien Term Loan, (3M USD LIBOR + 6.75%), 8.08%, due 2/2/2026	481,110	(f)(g)
1,415,000	Term Loan, (3M SOFR + 3.90%), 4.77%, due 2/23/2029	1,395,105
534,835	Tenneco, Inc., Term Loan B, (1M USD LIBOR + 3.00%), 3.76%, due 10/1/2025	527,256
377,321	Wand NewCo 3, Inc., Term Loan, (1M USD LIBOR + 3.00%), 3.76%, due 2/5/2026	359,636
		8,205,236
Beverage & Tobacco 0.2%
1,116,563	Triton Water Holdings, Inc., Term Loan, (3M USD LIBOR + 3.50%), 4.51%, due 3/31/2028	1,082,932
Building & Development 1.8%
564,422	Cornerstone Building Brands, Inc., Term Loan B, (3M USD LIBOR + 3.25%), 3.80%, due 4/12/2028	528,440
428,436	MI Windows and Doors, LLC, Term Loan, (1M SOFR + 3.50%), 4.30%, due 12/18/2027	424,687
618,750	Potters Industries, LLC, Term Loan B, (3M USD LIBOR + 4.00%), 5.01%, due 12/14/2027	614,109
	SRS Distribution, Inc.
1,511,213	Term Loan, (3M SOFR + 3.50%), 4.00%, due 6/2/2028	1,454,542	(f)(g)
1,146,338	Term Loan B, (3M USD LIBOR + 3.50%), 4.02%, due 6/2/2028	1,103,350
	Tecta America Corp.
1,042,125	Term Loan, (1M USD LIBOR + 4.25%), 5.01%, due 4/10/2028	1,022,585
835,000	Second Lien Term Loan, (1M USD LIBOR + 8.50%), 9.26%, due 4/9/2029	835,000	(c)
1,695,812	White Cap Buyer LLC, Term Loan B, (1M SOFR + 3.75%), 4.45%, due 10/19/2027	1,653,943
2,035,156	Wilsonart LLC, Term Loan E, (3M USD LIBOR + 3.25%), 4.25%, due 12/31/2026	1,926,865	(f)(g)
		9,563,521

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Building Materials 2.1%
$2,678,288	Chamberlain Group, Inc., Term Loan B, (3M USD LIBOR + 3.50%), 4.51%, due 11/3/2028	$2,625,552
	DiversiTech Holdings, Inc.
655,000	Second Lien Term Loan, (3M USD LIBOR + 6.75%), 7.76%, due 12/21/2029	635,350	(c)
592,429	Term Loan, (3M USD LIBOR + 3.75%), 4.76%, due 12/22/2028	582,434
1,655,000	FloWorks International LLC, Term Loan B, (3M SOFR + 5.75%), 6.25%, due 12/27/2028	1,630,175
2,205,000	Oscar AcquisitionCo, LLC, Term Loan B, (1M SOFR + 4.50%), due 4/30/2029	2,111,288
3,010,000	Solis IV BV, Term Loan B1, (3M SOFR + 3.50%), 4.00%, due 2/26/2029	2,860,253
872,813	Vector WP Holdco, Inc., Term Loan B, (1M USD LIBOR + 5.00%), 5.75%, due 10/12/2028	856,447
		11,301,499
Business Equipment & Services 9.2%
3,123,862	Allied Universal Holdco LLC, Term Loan B, (1M USD LIBOR + 3.75%), 4.51%, due 5/12/2028	3,039,580
603,900	AlterDomus, Term Loan B, (3M USD LIBOR + 3.75%), 4.50%, due 2/17/2028	595,596
952,613	Anticimex International AB, Term Loan B1, (3M USD LIBOR + 3.50%), 4.01%, due 11/16/2028	940,114
2,165,000	APFS Staffing Holdings, Inc., Term Loan, (1M SOFR + 4.00%), 4.50%, due 12/29/2028	2,154,175	(f)(g)
1,517,375	APX Group, Inc., Term Loan B, (1M USD LIBOR + 3.50%, 3M USD LIBOR + 2.50%), 4.05% – 6.00%, due 7/10/2028	1,499,167	(e)
1,867,138	AqGen Island Holdings, Inc., Term Loan, (3M USD LIBOR + 3.50%), 4.56%, due 8/2/2028	1,837,581
1,715,000	BrightView Landscapes, LLC, Term Loan B, (3M SOFR + 3.25%), 3.75%, due 4/20/2029	1,690,698
2,759,950	Cast and Crew Payroll, LLC, Term Loan, (1M SOFR + 3.75%), 4.45%, due 12/29/2028	2,742,700	(f)(g)
666,040	Constant Contact, Inc., Term Loan, (3M USD LIBOR + 4.00%), 5.01%, due 2/10/2028	651,886	(c)
	ConvergeOne Holdings, Inc.
2,601,626	Term Loan, (1M USD LIBOR + 5.00%), 5.76%, due 1/4/2026	2,491,056
475,000	Second Lien Term Loan, (1M USD LIBOR + 8.50%), 9.26%, due 1/4/2027	450,063
2,989,921	Cyxtera DC Holdings, Inc., Term Loan B, (6M USD LIBOR + 3.00%), 4.00%, due 5/1/2024	2,953,085	(f)
2,007,063	Deerfield Dakota Holding, LLC, Term Loan B, (3M SOFR + 3.75%), 4.75%, due 4/9/2027	1,999,215
	Element Materials Technology Group US Holdings Inc.
735,422	Term Loan B, (3M USD LIBOR + 3.50%), 4.51%, due 6/28/2024	732,297	(f)(g)
951,053	Term Loan, (1M SOFR + 4.25%), due 4/12/2029	947,487	(f)(g)
2,833,418	Endure Digital, Inc., Term Loan, (3M USD LIBOR + 3.50%), 4.25%, due 2/10/2028	2,703,562
1,255,000	EP Purchaser, LLC, Term Loan B, (3M USD LIBOR + 3.50%), 4.51%, due 11/6/2028	1,249,767
2,859,708	Garda World Security Corporation, Term Loan B, (1M USD LIBOR + 4.25%), 4.92%, due 10/30/2026	2,828,251
943,063	Greeneden U.S. Holdings II, LLC, Term Loan B4, (1M USD LIBOR + 4.00%), 4.76%, due 12/1/2027	939,526
660,919	Intrado Corporation, Term Loan, (1M USD LIBOR + 4.00%, 3M USD LIBOR + 4.00%), 5.00%, due 10/10/2024	617,754	(e)
2,472,822	Learning Care Group, Inc., First Lien Term Loan, (3M USD LIBOR + 3.25%), 4.26% – 4.47%, due 3/13/2025	2,436,620	(e)(f)(g)
	Loire Finco Luxembourg S.a.r.l.
584,665	Term Loan, (1M USD LIBOR + 3.25%), 4.01%, due 4/21/2027	573,849
584,122	Term Loan B2, (1M USD LIBOR + 3.75%), 4.51%, due 4/21/2027	575,214
2,156,956	Packaging Coordinators Midco, Inc., First Lien Term Loan, (3M USD LIBOR + 3.75%), 4.76%, due 11/30/2027	2,143,475

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
	Refficiency Holdings LLC
$6,153	Term Loan, (1M USD LIBOR + 3.75%), 4.51%, due 12/16/2027	$6,097
1,161,712	Term Loan, (1M USD LIBOR + 3.75%), 4.51%, due 12/16/2027	1,151,059
1,405,000	Restaurant Technologies, Inc., Term Loan B, (3M SOFR + 4.25%), 4.90%, due 4/2/2029	1,396,219
425,560	Service Logic Acquisition, Inc., Term Loan, (3M USD LIBOR + 4.00%), 4.75%, due 10/29/2027	419,176
736,300	Summer (BC) Holdco B S.a r.l., Term Loan B2, (3M USD LIBOR + 4.50%), 5.51%, due 12/4/2026	732,619
715,898	Surf Holdings, LLC, Term Loan, (3M USD LIBOR + 3.50%), 4.11%, due 3/5/2027	707,944
1,454,012	System One Holdings, LLC, Term Loan B, (6M SOFR + 4.00%), 4.75%, due 3/2/2028	1,435,837
908,488	Trader Interactive, LLC, Term Loan B, (1M USD LIBOR + 4.00%), 4.76%, due 7/28/2028	899,403	(c)
1,356,600	Vaco Holdings, LLC, Term Loan, (3M SOFR + 5.00%), 5.80%, due 1/21/2029	1,353,209
1,126,488	WebHelp, Term Loan, (3M USD LIBOR + 3.75%), 4.25%, due 8/4/2028	1,109,590
417,392	West Corporation, Term Loan B1, (1M USD LIBOR + 3.50%), 4.50%, due 10/10/2024	385,173
1,509,697	William Morris Endeavor Entertainment, LLC, First Lien Term Loan, (1M USD LIBOR + 2.75%), 3.52%, due 5/18/2025	1,477,887
		49,866,931
Cable & Satellite Television 1.4%
2,627,971	Altice France S.A., Term Loan B13, (3M USD LIBOR + 4.00%), 4.51%, due 8/14/2026	2,606,080
360,449	Eagle Broadband Investments LLC, Term Loan, (3M USD LIBOR + 3.00%), 4.06%, due 11/12/2027	356,589
1,243,750	McGraw-Hill Global Education Holdings, LLC, Term Loan, (3M USD LIBOR + 4.75%, 6M USD LIBOR + 4.75%), 5.26% – 5.55%, due 7/28/2028	1,219,261	(e)
496,084	Numericable Group SA, Term Loan B11, (3M USD LIBOR + 2.75%), 3.99%, due 7/31/2025	486,370
2,678,288	Radiate Holdco, LLC, Term Loan B, (1M USD LIBOR + 3.25%), 4.01%, due 9/25/2026	2,639,077
		7,307,377
Chemicals 1.3%
1,150,000	Caldic B.V., Term Loan B, (3M SOFR + 4.00%), 4.67%, due 2/28/2029	1,133,233
	Olympus Water US Holding Corporation
1,000,000	Term Loan, (3M SOFR + 4.50%), 5.30%, due 11/9/2028	985,000
1,855,350	Term Loan B, (3M USD LIBOR + 3.75%), 4.75%, due 11/9/2028	1,816,851
2,285,000	PMHC II, Inc., Term Loan B, (3M SOFR + 4.25%), 5.29%, due 4/21/2029	2,145,409
	Valcour Packaging LLC
700,000	First Lien Term Loan, (6M USD LIBOR + 3.75%), 5.22%, due 10/4/2028	687,750	(c)
525,000	Second Lien Term Loan, (6M USD LIBOR + 7.00%), 8.47%, due 10/4/2029	500,063	(c)
		7,268,306
Chemicals & Plastics 0.9%
1,015,140	Charter NEX US, Inc., Term Loan, (1M USD LIBOR + 3.75%), 4.51%, due 12/1/2027	1,009,161
95,000	CPC Acquisition Corp., Second Lien Term Loan, (3M USD LIBOR + 7.75%), 8.76%, due 12/29/2028	90,963
1,848,488	SCIH Salt Holdings, Inc., Term Loan B, (6M USD LIBOR + 4.00%), 4.75%, due 3/16/2027	1,784,567
907,725	Sparta U.S. HoldCo LLC, Term Loan, (1M USD LIBOR + 3.50%), 4.25%, due 8/2/2028	900,064
837,900	W.R. Grace & Co.-Conn., Term Loan B, (3M USD LIBOR + 3.75%), 4.81%, due 9/22/2028	829,730
		4,614,485

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Clothing - Textiles 1.1%
$843,625	Birkenstock GmbH & Co. KG, Term Loan B, (6M USD LIBOR + 3.25%), 3.75%, due 4/28/2028	$817,262
	S&S Holdings LLC
225,000	Second Lien Term Loan, (3M USD LIBOR + 8.75%), 9.55%, due 3/9/2029	216,000	(c)
1,590,715	Term Loan, (3M USD LIBOR + 5.00%), 5.80%, due 3/11/2028	1,517,956
3,516,037	Varsity Brands, Inc., Term Loan B, (1M USD LIBOR + 3.50%), 4.50%, due 12/15/2024	3,381,267
		5,932,485
Commercial Services 0.4%
330,000	Foundational Education Group, Inc., Second Lien Term Loan, (1M SOFR + 6.50%), 7.20%, due 8/31/2029	325,462
1,620,000	Thevelia (U.S.) LLC, Term Loan, (1M SOFR + 4.00%), due 2/9/2029	1,583,550	(f)(g)
		1,909,012
Communication Services 0.3%
982,538	AEA International Holdings (Lux) S.a.r.l., Term Loan B, (3M USD LIBOR + 3.75%), 4.81%, due 9/7/2028	978,853	(c)
827,925	Foundational Education Group, Inc., First Lien Term Loan, (1M SOFR + 4.25%), 4.45%, due 8/31/2028	824,820
		1,803,673
Conglomerates 0.2%
620,558	Bright Bidco B.V., Term Loan B, (6M USD LIBOR + 3.50%), 4.77%, due 6/30/2024	289,279
885,550	Conair Holdings, LLC, Term Loan B, (3M USD LIBOR + 3.75%), 4.76%, due 5/17/2028	866,068
		1,155,347
Containers & Glass Products 2.1%
797,696	Anchor Packaging, Inc., Term Loan B, (1M USD LIBOR + 4.00%), 4.76%, due 7/18/2026	784,734
	Berlin Packaging LLC
1,218,875	First Lien Term Loan B, (1M USD LIBOR + 3.75%, 3M USD LIBOR + 3.75%), 4.25% – 4.76%, due 3/11/2028	1,203,127	(e)
539,560	Term Loan B, (3M USD LIBOR + 3.25%), 4.26%, due 3/11/2028	530,679
3,377,999	BWAY Holding Company, Term Loan B, (1M USD LIBOR + 3.25%), 3.71%, due 4/3/2024	3,307,905
1,316,700	Klockner-Pentaplast of America, Inc., Term Loan B, (6M USD LIBOR + 4.75%), 5.55%, due 2/12/2026	1,169,664
668,275	Spa Holdings 3 Oy, Term Loan B, (3M USD LIBOR + 3.75%), 4.50%, due 2/4/2028	646,977
903,175	Technimark Holdings LLC, Term Loan, (1M USD LIBOR + 3.75%), 4.30%, due 7/9/2029	873,822
669,689	TricorBraun Holdings, Inc., Term Loan, (1M USD LIBOR + 3.25%), 4.01%, due 3/3/2028	654,715
	Trident TPI Holdings, Inc.
1,264,825	Term Loan B1, (3M USD LIBOR + 3.25%), 4.26%, due 10/17/2024	1,256,388
88,181	Term Loan, (1M USD LIBOR + 4.00%), 4.76%, due 9/15/2028	87,006
989,036	Term Loan, (1M USD LIBOR + 4.00%), 4.76%, due 9/15/2028	975,852
		11,490,869

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Cosmetics - Toiletries 0.3%
$1,678,983	Sunshine Luxembourg VII SARL, Term Loan B3, (3M USD LIBOR + 3.75%), 4.76%, due 10/1/2026	$1,662,495
Diversified Financial Services 0.3%
825,850	Eisner Advisory Group LLC, Term Loan, (1M USD LIBOR + 4.75%), 5.51%, due 7/28/2028	819,656	(c)
862,838	Superannuation and Investments US LLC, Term Loan, (1M USD LIBOR + 4.25%), 5.01%, due 12/1/2028	857,013
		1,676,669
Diversified Insurance 1.2%
3,795,356	Gainwell Acquisition Corp., Term Loan B, (3M USD LIBOR + 4.00%), 5.01%, due 10/1/2027	3,778,770	(f)(g)
2,557,436	Hub International Limited, Term Loan B, (3M USD LIBOR + 3.25%), 4.35%, due 4/25/2025	2,542,142
		6,320,912
Ecological Services & Equipment 0.2%
1,402,492	Denali Water Solutions, Term Loan B, (3M USD LIBOR + 4.25%), 5.26%, due 3/25/2028	1,346,393	(c)
Electric 0.3%
	Generation Bridge Acquisition, LLC
801,257	Term Loan B, (3M USD LIBOR + 5.00%), 6.01%, due 12/1/2028	796,914
16,735	Term Loan C, (3M USD LIBOR + 5.00%), 6.01%, due 12/1/2028	16,644
	Generation Bridge II, LLC
636,644	Term Loan B, (1M USD LIBOR + 5.00%), 6.01%, due 2/23/2029	638,236	(c)
78,356	Term Loan C, (3M USD LIBOR + 5.00%), 6.01%, due 2/23/2029	78,552	(c)
		1,530,346
Electronics - Electrical 10.4%
1,012,350	Ahead DB Holdings, LLC, Term Loan B, (3M USD LIBOR + 3.75%), 4.76%, due 10/18/2027	1,004,332
521,969	Applied Systems, Inc., Second Lien Term Loan, (3M USD LIBOR + 5.50%), 6.51%, due 9/19/2025	520,382
585,575	AQA Acquisition Holding, Inc., First Lien Term Loan, (3M USD LIBOR + 4.25%), 5.26%, due 3/3/2028	581,037
	Barracuda Networks, Inc.
480,819	First Lien Term Loan, (3M USD LIBOR + 3.75%), 4.73%, due 2/12/2025	479,617
550,685	Second Lien Term Loan, (3M USD LIBOR + 6.75%), 7.99%, due 10/30/2028	549,308
641,813	CommScope, Inc., Term Loan B, (1M USD LIBOR + 3.25%), 4.01%, due 4/6/2026	616,301
	Confluence Technologies, Inc.
1,740,638	Term Loan, (3M USD LIBOR + 3.75%), 4.99%, due 7/6/2028	1,708,001
320,000	Second Lien Term Loan, (3M USD LIBOR + 6.50%), 7.74%, due 7/6/2029	316,800	(c)
	Epicor Software Corporation
723,975	Term Loan, (1M USD LIBOR + 3.25%), 4.01%, due 7/30/2027	718,741
90,000	Second Lien Term Loan, (1M USD LIBOR + 7.75%), 8.75%, due 7/31/2028	91,632
3,015,382	Finastra USA, Inc., First Lien Term Loan, (3M USD LIBOR + 3.50%), 4.74%, due 6/13/2024	2,921,633
852,372	Flexera Software LLC, Term Loan B, (3M USD LIBOR + 3.75%), 4.50%, due 3/3/2028	845,979

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$712,571	Helios Software Holdings, Inc., Term Loan B, (1M USD LIBOR + 3.75%), 4.55%, due 3/11/2028	$707,940
	Hyland Software, Inc.
1,840,062	First Lien Term Loan, (1M USD LIBOR + 3.50%), 4.26%, due 7/1/2024	1,832,113
657,283	Second Lien Term Loan, (1M USD LIBOR + 6.25%), 7.01%, due 7/7/2025	653,997
787,050	IGT Holding IV AB, Term Loan B2, (3M USD LIBOR + 3.50%), 4.51%, due 3/31/2028	781,643
	Imprivata, Inc.
376,200	Term Loan, (1M USD LIBOR + 3.75%), 4.51%, due 12/1/2027	374,116
1,200,000	Term Loan, (1M SOFR + 4.25%), 4.75%, due 12/1/2027	1,199,496
1,156,263	Ingram Micro, Inc., Term Loan B, (3M USD LIBOR + 3.50%), 4.51%, due 6/30/2028	1,151,348
	Ivanti Software, Inc.
495,000	Term Loan B, (1M USD LIBOR + 4.00%), 4.75%, due 12/1/2027	483,595
1,323,350	Term Loan B, (3M USD LIBOR + 4.25%), 5.00%, due 12/1/2027	1,292,542
	Maverick Bidco, Inc.
606,950	Term Loan, (3M USD LIBOR + 3.75%), 4.99%, due 5/18/2028	601,263
245,000	Second Lien Term Loan, (3M USD LIBOR + 6.75%), 7.99%, due 5/18/2029	241,325	(c)
4,570,000	McAfee, LLC, Term Loan B, (1M SOFR + 4.00%), 4.50%, due 3/1/2029	4,444,325	(c)
1,229,188	Netsmart Technologies, Inc., Term Loan B, (1M USD LIBOR + 4.00%), 4.76%, due 10/1/2027	1,223,042
	Optiv Security, Inc.
2,327,757	First Lien Term Loan, (6M USD LIBOR + 3.25%), 4.25%, due 2/1/2024	2,283,692
280,000	Second Lien Term Loan, (6M USD LIBOR + 7.25%), 8.25%, due 2/1/2025	276,850
2,250,000	Ping Identity Corporation, Term Loan B, (1M SOFR + 3.75%), 4.55%, due 11/22/2028	2,221,875	(c)
3,438,221	Polaris Newco, LLC, Term Loan B, (1M USD LIBOR + 4.00%), 4.76%, due 6/2/2028	3,398,097
1,754,783	Project Alpha Intermediate Holding, Inc., Term Loan B, (1M USD LIBOR + 4.00%), 4.77%, due 4/26/2024	1,749,958
	Proofpoint, Inc.
698,250	First Lien Term Loan, (3M USD LIBOR + 3.25%), 3.76%, due 8/31/2028	686,324
505,000	Second Lien Term Loan, (3M USD LIBOR + 6.25%), 6.76%, due 8/31/2029	504,525
1,757,250	Rackspace Technology Global, Inc., Term Loan B, (3M USD LIBOR + 2.75%), 3.50%, due 2/15/2028	1,714,057
	RealPage, Inc.
1,517,375	First Lien Term Loan, (1M USD LIBOR + 3.25%), 3.75%, due 4/24/2028	1,491,777
500,000	Second Lien Term Loan, (1M USD LIBOR + 6.50%), 7.26%, due 4/23/2029	501,770
	Redstone Holdco 2 LP
1,681,550	Term Loan, (3M USD LIBOR + 4.75%), 5.93%, due 4/27/2028	1,612,707
480,000	Second Lien Term Loan, (3M USD LIBOR + 7.75%), 8.97%, due 4/27/2029	439,699
457,326	Riverbed Technology, Inc., Term Loan, (3M USD LIBOR + 6.00%), 7.00%, due 12/8/2026	355,886
1,435,000	S2P Acquisition Borrower, Inc., Term Loan, (1M USD LIBOR + 4.00%), 4.76%, due 8/14/2026	1,428,901	(f)(g)
1,180,000	Sabre GLBL, Inc., Term Loan B, (1M SOFR + 4.25%), 5.05%, due 6/30/2028	1,174,100
965,440	Sovos Compliance, LLC, Term Loan, (1M USD LIBOR + 4.50%), 5.26%, due 8/11/2028	963,567
1,177,050	Storable, Inc., Term Loan B, (1M SOFR + 3.50%, 3M SOFR + 3.50%), 4.15% – 4.20%, due 4/17/2028	1,165,279	(e)
	Tibco Software, Inc.
2,041,350	Term Loan B3, (1M USD LIBOR + 3.75%), 4.52%, due 6/30/2026	2,033,695
950,716	Second Lien Term Loan, (1M USD LIBOR + 7.25%), 8.02%, due 3/3/2028	948,339
	Ultimate Software Group, Inc. (The)
905,451	Term Loan, (3M USD LIBOR + 3.25%), 4.21%, due 5/4/2026	895,265
1,565,000	Second Lien Term Loan, (3M USD LIBOR + 5.25%), 6.21%, due 5/3/2027	1,548,959
	Vision Solutions, Inc.
1,702,472	Term Loan, (3M USD LIBOR + 4.00%), 5.18%, due 4/24/2028	1,676,697
835,000	Second Lien Term Loan, (3M USD LIBOR + 7.25%), 8.00% – 8.43%, due 4/23/2029	820,037	(e)
686,313	Weld North Education, LLC, Term Loan B, (1M USD LIBOR + 3.75%), 4.51%, due 12/21/2027	680,307
		55,912,871

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Entertainment 0.2%
$870,625	Herschend Entertainment Company, LLC, Term Loan, (1M USD LIBOR + 3.75%), 4.56%, due 8/27/2028	$864,095
Equipment Leasing 0.4%
2,149,613	PECF USS Intermediate Holding III Corporation, Term Loan B, (1M USD LIBOR + 4.25%), 4.76%, due 12/15/2028	2,114,681
Financial Intermediaries 3.0%
1,114,400	Apex Group Treasury LLC, Term Loan, (3M USD LIBOR + 3.75%), 4.76%, due 7/27/2028	1,106,042
	AssuredPartners, Inc.
1,276,262	Term Loan B, (1M USD LIBOR + 3.50%), 4.26%, due 2/12/2027	1,258,178
820,000	Term Loan, (1M SOFR + 3.50%), 4.70%, due 2/12/2027	807,700
	Asurion LLC
2,785,000	Second Lien Term Loan B3, (1M USD LIBOR + 5.25%), 6.01%, due 1/31/2028	2,698,832
1,375,000	Second Lien Term Loan B4, (1M USD LIBOR + 5.25%), 6.01%, due 1/20/2029	1,332,375
503,625	Camelot U.S. Acquisition 1 Co., Term Loan B, (1M USD LIBOR + 3.00%), 4.00%, due 10/30/2026	498,840
	Edelman Financial Center, LLC
875,000	Second Lien Term Loan, (1M USD LIBOR + 6.75%), 7.51%, due 7/20/2026	854,875
885,084	Term Loan B, (1M USD LIBOR + 3.50%), 4.26%, due 4/7/2028	877,587
1,400,000	Galaxy US Opco, Inc., Term Loan, (1M SOFR + 4.75%), due 4/29/2029	1,363,250	(c)(f)(g)
1,162,573	GT Polaris, Inc., Term Loan, (3M USD LIBOR + 3.75%), 4.99%, due 9/24/2027	1,151,679
1,080,000	Mediaocean LLC, Term Loan, (1M USD LIBOR + 3.50%), 4.26%, due 12/15/2028	1,065,604
2,000,000	Moneygram International, Inc., Term Loan B, (6M USD LIBOR + 4.50%), due 7/21/2026	1,988,000	(f)(g)
	Sedgwick Claims Management Services, Inc.
734,238	Term Loan B, (1M USD LIBOR + 3.75%), 4.51%, due 9/3/2026	729,781
249,775	Term Loan B3, (1M USD LIBOR + 4.25%), 5.25%, due 9/3/2026	249,373
		15,982,116
Food Products 0.3%
443,250	Chobani, LLC, Term Loan B, (1M USD LIBOR + 3.50%), 4.50%, due 10/25/2027	433,942
667,317	Sovos Brands Intermediate, Inc., Term Loan, (3M USD LIBOR + 3.50%), 4.25%, due 6/8/2028	660,884
514,800	WOOF Holdings, Inc., First Lien Term Loan, (3M USD LIBOR + 3.75%), 4.68%, due 12/21/2027	510,512
		1,605,338
Food Service 0.2%
858,000	Welbilt, Inc., Term Loan B, (1M USD LIBOR + 2.50%), 3.26%, due 10/23/2025	853,178
Health Care 11.9%
1,570,000	Accelerated Health Systems, LLC, Term Loan B, (3M SOFR + 4.25%), 5.16%, due 2/15/2029	1,563,139
	ADMI Corp.
881,100	Term Loan B2, (1M USD LIBOR + 3.38%), 4.14%, due 12/23/2027	866,623
995,000	Term Loan B3, (1M USD LIBOR + 3.50%), 4.26%, due 12/23/2027	982,562
980,075	AHP Health Partners, Inc., Term Loan B, (1M USD LIBOR + 3.50%), 4.26%, due 8/24/2028	973,646

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$2,332,802	Auris Luxembourg III S.a.r.l., Term Loan B2, (2M USD LIBOR + 3.75%, 6M USD LIBOR + 3.75%), 4.75% – 5.58%, due 2/27/2026	$2,276,815	(e)(f)(g)
	Aveanna Healthcare, LLC
1,227,042	Term Loan B, (3M USD LIBOR + 3.75%), 4.25%, due 7/17/2028	1,202,758
905,000	Second Lien Term Loan, (1M USD LIBOR + 7.00%), 7.50%, due 12/10/2029	864,275	(c)
810,925	Bella Holding Company, LLC, Term Loan B, (1M USD LIBOR + 3.75%), 4.51%, due 5/10/2028	803,627
731,920	Cano Health LLC, Term Loan, (6M SOFR + 4.00%), 4.51%, due 11/23/2027	720,941
1,368,125	CHG Healthcare Services, Inc., Term Loan, (3M USD LIBOR + 3.50%, 6M USD LIBOR + 3.50%), 4.51% – 5.00%, due 9/29/2028	1,358,179	(e)
	Confluent Health, LLC
14,438	Term Loan, (1M USD LIBOR + 3.00%, 3M USD LIBOR + 3.00%), 4.00% – 4.76%, due 11/30/2028	14,312	(e)
1,032,876	Term Loan B, (1M USD LIBOR + 4.00%), 4.76%, due 11/30/2028	1,023,838
1,620,000	Confluent Medical Technologies, Inc., Term Loan, (3M SOFR + 3.75%), 4.25%, due 2/9/2029	1,583,550	(c)
	Curium BidCo S.a r.l.
1,620,000	Term Loan B, (1M USD LIBOR + 4.25%), 5.00%, due 9/10/2027	1,600,771
375,250	Term Loan, (3M USD LIBOR + 4.25%), 5.00%, due 12/2/2027	371,734
720,000	Second Lien Term Loan, (3M USD LIBOR + 7.75%), 8.76%, due 10/27/2028	723,002
1,225,000	Electron BidCo, Inc., Term Loan, (1M USD LIBOR + 3.00%), 3.76%, due 11/1/2028	1,213,436
3,866,093	Envision Healthcare Corporation, First Lien Term Loan, (1M USD LIBOR + 3.75%), 4.51%, due 10/10/2025	2,348,651
	Heartland Dental, LLC
720,649	First Lien Term Loan, (1M USD LIBOR + 3.50%), 4.26%, due 4/30/2025	713,103
694,750	Term Loan, (1M USD LIBOR + 4.00%), 4.63%, due 4/30/2025	689,046
1,680,000	Impala Bidco 0 Limited, (Acacium Group), Term Loan, (3M SOFR + 5.40%), 5.75%, due 6/8/2028	1,650,600	(f)(g)
848,588	Insulet Corporation, Term Loan B, (1M USD LIBOR + 3.25%), 4.01%, due 5/4/2028	847,170
	MedAssets Software Intermediate Holdings, Inc.
2,595,000	Term Loan, (3M USD LIBOR + 4.00%), 4.50%, due 12/18/2028	2,571,645	(f)(g)
860,000	Second Lien Term Loan, (3M USD LIBOR + 6.75%), 7.25%, due 12/17/2029	841,510	(f)(g)
1,029,000	Medical Solutions Holdings, Inc., First Lien Term Loan, (3M USD LIBOR + 3.50%), 4.51%, due 11/1/2028	1,018,967
2,810,000	Medline Borrower, LP, Term Loan B, (1M USD LIBOR + 3.25%), 4.01%, due 10/23/2028	2,760,825	(f)(g)
747,450	Midwest Physician Administrative Services, LLC, Term Loan, (3M USD LIBOR + 3.25%), 4.26%, due 3/12/2028	733,204
3,182,504	MPH Acquisition Holdings LLC, Term Loan B, (3M USD LIBOR + 4.25%), 4.76%, due 9/1/2028	3,051,735
	National Mentor Holdings, Inc.
593,343	Term Loan, (1M USD LIBOR + 3.75%, 3M USD LIBOR + 3.75%), 4.50% – 4.76%, due 3/2/2028	569,117	(e)
19,242	Term Loan C, (3M USD LIBOR + 3.75%), 4.76%, due 3/2/2028	18,456
410,000	Second Lien Term Loan, (3M USD LIBOR + 7.25%), 8.26%, due 3/2/2029	393,600
1,634,809	Navicure, Inc., Term Loan B, (1M USD LIBOR + 4.00%), 4.76%, due 10/22/2026	1,631,752
709,638	Pacific Dental Services LLC, Term Loan, (1M USD LIBOR + 3.25%), 4.00%, due 5/5/2028	703,428
1,230,000	Parexel International Corporation, First Lien Term Loan, (1M USD LIBOR + 3.50%), 4.26%, due 11/15/2028	1,220,394
1,608,352	Pearl Intermediate Parent LLC, Second Lien Term Loan, (1M USD LIBOR + 6.25%), 7.01%, due 2/13/2026	1,597,303	(f)(g)
2,256,106	PetVet Care Centers, LLC, Term Loan B3, (1M USD LIBOR + 3.50%), 4.26%, due 2/14/2025	2,239,885
	PointClickCare Technologies, Inc.
522,957	Term Loan B, (6M USD LIBOR + 3.00%), 3.75%, due 12/29/2027	516,420
1,420,000	Term Loan B, (3M SOFR + 4.00%), 4.78%, due 12/29/2027	1,412,900	(c)

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
	Press Ganey Holdings, Inc.
$362,263	Term Loan B, (1M USD LIBOR + 3.75%, 3M USD LIBOR + 3.75%), 4.51% – 4.99%, due 7/24/2026	$358,868	(e)
1,885,000	Term Loan, (3M SOFR + 3.75%), 4.54%, due 7/24/2026	1,854,369	(c)(f)(g)
742,500	Project Ruby Ultimate Parent Corp., Term Loan, (1M USD LIBOR + 3.25%), 4.01%, due 3/3/2028	734,266
431,738	Quantum Health, Inc., Term Loan, (3M USD LIBOR + 4.50%), 5.51%, due 12/22/2027	427,420	(c)
869,719	RegionalCare Hospital Partners Holdings, Inc., Term Loan B, (1M USD LIBOR + 3.75%), 4.50%, due 11/16/2025	858,483
895,000	Sharp Midco LLC, Term Loan B, (3M USD LIBOR + 4.00%), 5.01%, due 12/31/2028	883,812	(c)
215,000	Sound Inpatient Physicians, Second Lien Term Loan, (1M USD LIBOR + 6.75%), 7.51%, due 6/26/2026	212,893
	Southern Veterinary Partners, LLC
1,456,337	Term Loan, (3M USD LIBOR + 4.00%), 5.24%, due 10/5/2027	1,446,784
340,000	Second Lien Term Loan, (3M USD LIBOR + 7.75%), 8.76%, due 10/5/2028	337,875
	Summit Behavioral Healthcare LLC
1,630,000	First Lien Term Loan, (3M USD LIBOR + 4.75%), 5.50%, due 11/24/2028	1,597,400	(c)
360,000	Second Lien Term Loan, (3M USD LIBOR + 7.75%), 8.50%, due 11/26/2029	343,800	(c)
4,143,159	Team Health Holdings, Inc., Term Loan B, (1M SOFR + 5.25%), 6.25%, due 3/2/2027	3,884,211
	Team Services Group
1,347,641	Term Loan, (3M USD LIBOR + 5.00%), 6.00%, due 12/20/2027	1,327,426
75,000	Second Lien Term Loan, (3M USD LIBOR + 9.00%), 10.01%, due 12/18/2028	74,250	(c)
815,475	Tivity Health, Inc., Term Loan B, (1M USD LIBOR + 4.25%), 5.01%, due 6/30/2028	811,194
	U.S. Anesthesia Partners, Inc.
1,368,125	Term Loan, (1M USD LIBOR + 4.25%), 4.75%, due 10/1/2028	1,350,681
345,000	Second Lien Term Loan, (1M USD LIBOR + 7.50%), 8.00%, due 10/1/2029	341,119
1,406,007	Verscend Holding Corp., Term Loan B, (1M USD LIBOR + 4.00%), 4.76%, due 8/27/2025	1,399,863
		63,917,633
Home Furnishings 0.1%
498,684	Hoffmaster Group, Inc., First Lien Term Loan, (3M USD LIBOR + 4.00%), due 11/21/2023	468,708	(f)(g)
344,854	Weber-Stephen Products LLC, Term Loan B, (1M USD LIBOR + 3.25%), 4.01%, due 10/30/2027	333,905
		802,613
Industrial Equipment 4.2%
	Apex Tool Group, LLC
1,145,000	Term Loan, (1M SOFR + 5.25%), 5.75%, due 2/8/2029	1,093,475
455,000	Second Lien Term Loan, (1M SOFR + 10.00%), 10.50%, due 2/8/2030	441,350	(c)
	BCPE Empire Holdings, Inc.
654,514	Term Loan, (1M USD LIBOR + 4.00%), 4.76%, due 6/11/2026	645,514
1,356,514	Term Loan B, (1M USD LIBOR + 4.00%), 4.76%, due 6/11/2026	1,337,442
1,968,687	Circor International, Inc., Term Loan B, (1M USD LIBOR + 5.50%), 6.13%, due 12/20/2028	1,921,931
1,735,650	CMBF LLC, Term Loan, (1M USD LIBOR + 6.00%), 6.50%, due 8/2/2028	1,674,902	(c)
821,167	Crosby US Acquisition Corp., Term Loan B, (1M USD LIBOR + 4.75%), 5.38%, due 6/26/2026	808,849
	Engineered Machinery Holdings, Inc.
1,147,125	Term Loan, (3M USD LIBOR + 3.75%), 4.76%, due 5/19/2028	1,140,678
330,000	Second Lien Term Loan, (3M USD LIBOR + 6.00%), 7.01%, due 5/21/2029	328,350
500,000	Second Lien Term Loan, (3M USD LIBOR + 6.50%), 7.51%, due 5/21/2029	495,155

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
	FCG Acquisitions, Inc.
$681,333	Term Loan, (1M USD LIBOR + 3.75%, 3M USD LIBOR + 3.75%), 4.25% – 4.76%, due 3/31/2028	$667,707	(c)(e)
19,500	Second Lien Term Loan, (1M USD LIBOR + 6.75%), 7.99%, due 3/30/2029	19,110
1,417,875	Filtration Group Corporation, Term Loan, (1M USD LIBOR + 3.50%), 4.26%, due 10/21/2028	1,398,379
	Fluid-Flow Products, Inc.
446,633	Term Loan, (3M USD LIBOR + 3.75%), 4.76%, due 3/31/2028	437,561
407,000	Second Lien Term Loan, (3M USD LIBOR + 6.75%), 7.76%, due 3/16/2029	398,860
1,795,452	Granite Holdings US Acquisition Co., Term Loan B, (3M USD LIBOR + 4.00%), 5.06%, due 9/30/2026	1,778,252
1,400,345	Groupe Solmax, Inc., Term Loan, (3M USD LIBOR + 4.75%), 5.76%, due 5/29/2028	1,361,836
1,915,525	Madison IAQ LLC, Term Loan, (6M USD LIBOR + 3.25%), 4.52%, due 6/21/2028	1,855,665
1,540,134	Pro Mach Group, Inc., Term Loan B, (1M USD LIBOR + 4.00%, 3M USD LIBOR + 4.00%), 5.00%, due 8/31/2028	1,530,231	(e)
1,370,000	SPX Flow, Inc., Term Loan, (1M SOFR + 4.60%), 5.30%, due 4/5/2029	1,333,613
1,133,849	Star US Bidco LLC, Term Loan B, (1M USD LIBOR + 4.25%), 5.25%, due 3/17/2027	1,121,570
980,075	Waterlogic Holdings Limited, Term Loan B2, (3M USD LIBOR + 4.75%), 5.76%, due 8/4/2028	975,988
		22,766,418
Leisure Goods - Activities - Movies 1.0%
292,737	AMC Entertainment Holdings, Inc., Term Loan B, (1M USD LIBOR + 3.00%), 3.49%, due 4/22/2026	260,743
349,675	Banijay Entertainment S.A.S, Term Loan, (1M USD LIBOR + 3.75%), 4.20%, due 3/1/2025	347,315
	Carnival Corporation
748,854	Term Loan B, (3M USD LIBOR + 3.00%), 3.75%, due 6/30/2025	735,884
473,813	Term Loan B, (3M USD LIBOR + 3.25%), 4.00%, due 10/18/2028	466,113
940,000	Delta 2 (LUX) S.a.r.l., Term Loan, (1M USD LIBOR + 2.50%), 3.50%, due 2/1/2024	934,567
450,575	Emerald Expositions Holding, Inc., Term Loan B, (1M USD LIBOR + 2.50%), 3.26%, due 5/22/2024	435,742
1,247,774	Life Time Fitness, Inc., Term Loan B, (3M USD LIBOR + 4.75%), 5.75%, due 12/16/2024	1,244,654	(f)(g)
	Motion Finco Sarl
699,596	Term Loan B1, (3M USD LIBOR + 3.25%), 4.26%, due 11/12/2026	684,730
93,840	Term Loan B2, (3M USD LIBOR + 3.25%), 4.26%, due 11/12/2026	91,846
		5,201,594
Lodging & Casinos 1.9%
1,129,325	Alterra Mountain Company, Term Loan B2, (1M USD LIBOR + 3.50%), 4.26%, due 8/17/2028	1,120,155
723,504	Golden Entertainment, Inc., First Lien Term Loan, (1M USD LIBOR + 3.00%), 3.77%, due 10/21/2024	720,343
3,559,800	Playa Resorts Holding B.V., Term Loan B, (1M USD LIBOR + 2.75%), 3.75%, due 4/29/2024	3,502,950
992,513	Raptor Acquisition Corp., Term Loan, (3M USD LIBOR + 4.00%), 4.93%, due 11/1/2026	990,771	(f)(g)
2,300,000	Scientific Games Holdings LP, Term Loan B, (3M SOFR + 3.50%), 4.18%, due 4/4/2029	2,274,539
1,557,363	The Enterprise Development Authority, Term Loan B, (1M USD LIBOR + 4.25%), 5.01%, due 2/28/2028	1,548,921
		10,157,679

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Municipal 0.2%
$872,813	Lakeshore Intermediate LLC, Term Loan, (3M USD LIBOR + 3.50%), 4.00%, due 9/29/2028	$861,536
Nonferrous Metals - Minerals 1.6%
3,520,128	Covia Holdings Corporation, Term Loan, (3M USD LIBOR + 4.00%), 5.00%, due 7/31/2026	3,458,526
501,800	Ozark Holdings LLC, Term Loan B, (1M USD LIBOR + 3.75%), 4.51%, due 12/16/2027	497,158
4,469,198	U.S. Silica Company, Term Loan B, (1M USD LIBOR + 4.00%), 5.00%, due 5/1/2025	4,414,272
		8,369,956
Oil & Gas 5.2%
2,000,000	AL GCX Holdings, LLC, Term Loan B, (1M SOFR + 3.75%), due 4/20/2029	1,993,760	(f)(g)
1,268,508	AL NGPL Holdings, LLC, Term Loan B, (3M USD LIBOR + 3.75%), 4.75%, due 4/14/2028	1,254,797	(f)(g)
3,495,943	BCP Renaissance Parent LLC, Term Loan B3, (1M SOFR + 3.50%), 4.50%, due 10/31/2026	3,458,816
3,539,131	Brazos Delaware II, LLC, Term Loan B, (1M USD LIBOR + 4.00%), 4.62%, due 5/21/2025	3,513,225
2,436,588	CQP Holdco LP, Term Loan B, (3M USD LIBOR + 3.75%), 4.76%, due 6/5/2028	2,427,450
1,256,276	Freeport LNG Investments, LLLP, Term Loan B, (3M USD LIBOR + 3.50%), 4.56%, due 12/21/2028	1,248,223
2,663,800	Lucid Energy Group II Borrower, LLC, Term Loan, (1M USD LIBOR + 4.25%), 5.00%, due 11/24/2028	2,637,721
1,047,375	Medallion Midland Acquisition, LLC, Term Loan, (1M USD LIBOR + 3.75%), 4.51%, due 10/18/2028	1,044,107
1,221,938	Oryx Midstream Services Permian Basin LLC, Term Loan B, (3M USD LIBOR + 3.25%), 3.75%, due 10/5/2028	1,214,643
3,561,878	Prairie ECI Acquiror LP, Term Loan B, (1M USD LIBOR + 4.75%), 5.51%, due 3/11/2026	3,484,693
1,795,500	TransMontaigne Operating Company L.P., Term Loan B, (1M USD LIBOR + 3.50%), 4.00% – 4.05%, due 11/17/2028	1,786,523	(e)
2,721,688	Traverse Midstream Partners LLC, Term Loan, (3M SOFR + 4.25%), 5.38% – 5.95%, due 9/27/2024	2,710,339	(e)(f)(g)
1,260,000	Waterbridge Midstream Operating LLC, Term Loan B, (6M USD LIBOR + 5.75%), due 6/22/2026	1,216,429	(f)(g)
		27,990,726
Packaging 0.4%
1,353,200	Reynolds Group Holdings, Inc., Term Loan B, (1M USD LIBOR + 3.50%), 4.26%, due 9/20/2028	1,318,193
982,538	Ring Container Technologies Group, LLC, Term Loan B, (1M USD LIBOR + 3.75%, 6M USD LIBOR + 3.75%), 4.27% – 4.51%, due 8/12/2028	974,864	(e)
		2,293,057
Property & Casualty Insurance 0.4%
885,550	Alliant Holdings Intermediate, LLC, Term Loan B4, (1M USD LIBOR + 3.50%), 4.05%, due 11/6/2027	878,466
1,393,000	Broadstreet Partners, Inc., Term Loan B2, (1M USD LIBOR + 3.25%), 4.01%, due 1/27/2027	1,373,261
		2,251,727

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Publishing 0.5%
	Ascend Learning, LLC
$725,000	Second Lien Term Loan, (1M USD LIBOR + 5.75%), 6.51%, due 12/10/2029	$715,031
2,196,375	Term Loan, (1M USD LIBOR + 3.50%), 4.26%, due 12/11/2028	2,167,734	(f)(g)
		2,882,765
Radio & Television 0.0%(a)
294,245	Diamond Sports Group, LLC, Second Lien Term Loan, (3M SOFR + 3.25%), 3.54%, due 8/24/2026	97,469
Regional Malls 0.1%
431,891	Brookfield Property REIT, Inc., First Lien Term Loan B, (1W SOFR + 2.50%), 3.30%, due 8/27/2025	425,210
Retail 0.1%
697,500	LIDS Holdings, Inc., Term Loan, (1M SOFR + 5.50%), 6.50%, due 12/14/2026	693,141
Retailers (except food & drug) 2.0%
	CNT Holdings I Corp.
509,850	Term Loan, (3M USD LIBOR + 3.50%), 4.25%, due 11/8/2027	503,798
655,000	Second Lien Term Loan, (3M USD LIBOR + 6.75%), 7.50%, due 11/6/2028	651,181
866,839	EG America LLC, Term Loan, (3M USD LIBOR + 4.00%), 5.00%, due 2/7/2025	847,336	(e)
889,076	EG Group Limited, Term Loan, (3M USD LIBOR + 4.25%), 5.25%, due 3/31/2026	869,516
4,357,112	Great Outdoors Group, LLC, Term Loan B1, (1M USD LIBOR + 3.75%), 4.51%, due 3/6/2028	4,308,095
1,998,939	Les Schwab Tire Centers, Term Loan B, (3M USD LIBOR + 3.25%), 4.00%, due 11/2/2027	1,968,116
1,044,450	Petco Health and Wellness Company, Inc., Term Loan B, (3M USD LIBOR + 3.25%), 4.26%, due 3/3/2028	1,033,264
669,938	PetSmart, Inc., Term Loan B, (3M USD LIBOR + 3.75%), 4.50%, due 2/11/2028	662,903
		10,844,209
Software 1.5%
3,813,623	Athenahealth, Inc., Term Loan B, (1M SOFR + 3.50%), 4.01%, due 2/15/2029	3,756,419	(c)
	Cloudera, Inc.
495,000	Second Lien Term Loan, (1M USD LIBOR + 6.00%), 6.76%, due 10/8/2029	480,150	(c)
1,155,000	Term Loan, (1M USD LIBOR + 3.75%), 4.51%, due 10/8/2028	1,134,788	(c)
1,206,975	ConnectWise, LLC, Term Loan B, (1M USD LIBOR + 3.50%), 4.26%, due 9/29/2028	1,197,923
	Renaissance Holding Corp.
480,000	Second Lien Term Loan, (1M USD LIBOR + 7.00%), 7.76%, due 5/29/2026	475,051
1,170,000	Term Loan, (1M SOFR + 4.50%), 5.00%, due 3/30/2029	1,164,442
		8,208,773
Surface Transport 1.3%
1,675,000	Avis Budget Car Rental, LLC, Term Loan C, (1M SOFR + 3.50%), 4.30%, due 3/16/2029	1,669,774
	Hertz Corporation, (The)
939,502	Term Loan B, (1M USD LIBOR + 3.25%), 4.01%, due 6/30/2028	934,927
178,398	Term Loan C, (1M USD LIBOR + 3.25%), 4.01%, due 6/30/2028	177,529

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
	Kenan Advantage Group, Inc.
$1,281,294	Term Loan B1, (1M USD LIBOR + 3.75%), 4.51%, due 3/24/2026	$1,265,547
335,000	Second Lien Term Loan, (1M USD LIBOR + 7.25%), 8.01%, due 9/1/2027	324,531
2,584,025	PAI Holdco, Inc., Term Loan B, (3M USD LIBOR + 3.50%), 4.74%, due 10/28/2027	2,547,849	(f)(g)
		6,920,157
Telecommunications 2.4%
514,800	CCI Buyer, Inc., Term Loan, (3M USD LIBOR + 4.00%), 4.75%, due 12/17/2027	507,078
430,829	CenturyLink, Inc., Term Loan B, (1M USD LIBOR + 2.25%), 3.01%, due 3/15/2027	412,071
1,266,825	Cincinnati Bell, Inc., Term Loan B2, (3M SOFR + 3.25%), 4.05%, due 11/22/2028	1,259,300
2,234,142	Connect Finco Sarl, Term Loan B, (1M USD LIBOR + 3.50%), 4.50%, due 12/11/2026	2,218,972
2,011,292	Consolidated Communications, Inc., Term Loan B, (1M USD LIBOR + 3.50%), 4.31%, due 10/2/2027	1,861,954
1,768,409	Frontier Communications Corp., Term Loan B, (3M USD LIBOR + 3.75%), 4.81%, due 5/1/2028	1,735,994
826,180	GTT Communications, Inc., Term Loan B, (3M USD LIBOR + 3.75%), 7.25%, due 5/31/2025	669,842
7,347	Intelsat Jackson Holdings S.A., Term Loan B3, (1M USD LIBOR + 4.75%), 8.25%, due 11/27/2023	7,126
330,000	Telesat Canada, Term Loan B5, (1M USD LIBOR + 2.75%), 3.52%, due 12/7/2026	237,683
1,900,000	ViaSat, Inc., Term Loan, (1M SOFR + 4.50%), 5.00%, due 3/2/2029	1,887,327	(f)(g)
925,350	Voyage Australia Pty Limited, Term Loan B, (3M USD LIBOR + 3.50%), 4.56%, due 7/20/2028	919,955
	Zayo Group Holdings, Inc.
615,875	Term Loan, (1M USD LIBOR + 3.00%), 3.76%, due 3/9/2027	583,425
810,000	Term Loan, (1M USD LIBOR + 3.00%), 3.84%, due 3/9/2027	789,750	(f)(g)
		13,090,477
Transportation 0.6%
900,000	ASP Dream Acquisition Co., LLC, Term Loan B, (3M SOFR + 4.25%), 5.43%, due 12/15/2028	884,250	(c)
	LaserShip, Inc.
350,000	Second Lien Term Loan, (3M USD LIBOR + 7.50%), 8.25%, due 5/7/2029	346,938
885,550	Term Loan, (3M USD LIBOR + 4.50%), 5.25%, due 5/7/2028	876,694
	Worldwide Express Operations, LLC
957,600	First Lien Term Loan, (3M USD LIBOR + 4.25%), 5.26%, due 7/26/2028	929,667
320,000	Second Lien Term Loan, (3M USD LIBOR + 7.00%), 8.01%, due 7/26/2029	309,600
		3,347,149
Utilities 2.7%
434,765	APLP Holdings Limited Partnership, Term Loan B, (3M USD LIBOR + 3.75%), 4.76%, due 5/14/2027	433,952
1,493,713	Artera Services, LLC, Term Loan, (3M USD LIBOR + 3.50%), 4.51%, due 3/6/2025	1,396,621
198,783	Astoria Energy LLC, Term Loan B, (3M USD LIBOR + 3.50%), 4.50%, due 12/10/2027	195,608
599,708	CPV Maryland Holding Company II, LLC, Term Loan B, (1M USD LIBOR + 4.00%), 5.00%, due 5/11/2028	593,711
926,807	Eastern Power, LLC, Term Loan B, (3M USD LIBOR + 3.75%), 4.76%, due 10/2/2025	666,050
248,504	Edgewater Generation, L.L.C., Term Loan, (1M USD LIBOR + 3.75%), 4.51%, due 12/13/2025	230,296
571,518	EFS Cogen Holdings I LLC, Term Loan B, (3M USD LIBOR + 3.50%), 4.51%, due 10/1/2027	558,304

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$3,505,292	Granite Generation, LLC, Term Loan B, (1M USD LIBOR + 3.75%, 3M USD LIBOR + 3.75%), 4.75%, due 11/9/2026	$3,437,079	(e)(f)(g)
431,146	Kestrel Acquisition, LLC, Term Loan B, (1M USD LIBOR + 4.25%), 5.25%, due 6/2/2025	413,128
	Lightstone Holdco LLC
2,229,266	Term Loan B, (3M USD LIBOR + 3.75%), 4.99%, due 1/30/2024	2,056,030
125,734	Term Loan C, (3M USD LIBOR + 3.75%), 4.99%, due 1/30/2024	115,963
	Lonestar II Generation Holdings LLC
1,280,737	Term Loan B, (1M USD LIBOR + 5.00%), 5.76%, due 4/20/2026	1,264,190
167,409	Term Loan C, (1M USD LIBOR + 5.00%), 5.76%, due 4/20/2026	165,246
660,565	Nautilus Power, LLC, Term Loan B, (1M USD LIBOR + 4.25%), 5.25%, due 5/16/2024	545,263
850,725	Osmose Utilities Services, Inc., Term Loan, (1M USD LIBOR + 3.25%), 4.01%, due 6/23/2028	837,437
	USIC Holdings, Inc.
1,243,750	Term Loan, (1M USD LIBOR + 3.50%), 4.26%, due 5/12/2028	1,229,136
250,000	Second Lien Term Loan, (1M USD LIBOR + 6.50%), 7.26%, due 5/14/2029	247,501
470,000	West Deptford Energy Holdings, LLC, Term Loan B, (1M USD LIBOR + 3.75%), due 8/3/2026	374,934	(f)(g)
		14,760,449
	Total Loan Assignments (Cost $447,294,184)	440,849,006
Corporate Bonds 5.5%
Air Transportation 0.1%
670,000	American Airlines, Inc., 11.75%, due 7/15/2025	770,500	(h)
Building & Construction 0.1%
635,000	Powerteam Services LLC, 9.03%, due 12/4/2025	600,993	(h)
Chemicals 0.4%
400,000	SCIH Salt Holdings, Inc., 4.88%, due 5/1/2028	345,818	(h)
1,305,000	SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, due 11/1/2026	1,190,813	(h)
690,000	WR Grace Holdings LLC, 4.88%, due 6/15/2027	648,738	(h)
		2,185,369
Consumer - Commercial Lease Financing 0.1%
915,000	Global Aircraft Leasing Co. Ltd., 6.50% Cash/7.25% PIK, due 9/15/2024	789,169	(h)(i)
Containers & Glass Products 0.1%
745,000	BWAY Holding Co., 5.50%, due 4/15/2024	727,306	(h)
Food & Drug Retailers 0.3%
	eG Global Finance PLC
1,210,000	6.75%, due 2/7/2025	1,176,132	(h)
415,000	8.50%, due 10/30/2025	415,062	(h)
		1,591,194
Forestry & Paper 0.1%
545,000	Ahlstrom-Munksjo Holding 3 Oy, 4.88%, due 2/4/2028	480,744	(h)

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Gaming 0.3%
$915,000	Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, due 7/1/2025	$934,444	(h)
765,000	Scientific Games Int'l, Inc., 7.00%, due 5/15/2028	783,197	(h)
		1,717,641
Gas Distribution 0.4%
650,000	Cheniere Energy, Inc., 4.63%, due 10/15/2028	628,875
975,000	Genesis Energy L.P./Genesis Energy Finance Corp., 5.63%, due 6/15/2024	953,063
495,000	New Fortress Energy, Inc., 6.75%, due 9/15/2025	486,654	(g)
		2,068,592
Investments & Misc. Financial Services 0.1%
478,678	Brock Holdings Notes 2022, 15.00%, due 1/24/2024	478,678	(b)(c)(n)
Machinery 0.2%
870,000	Vertical U.S. Newco, Inc., 5.25%, due 7/15/2027	815,033	(h)
Media 0.1%
515,000	DISH DBS Corp., 5.25%, due 12/1/2026	472,847	(h)
Media Content 0.3%
1,735,000	Banijay Entertainment SASU, 5.38%, due 3/1/2025	1,705,621	(h)
149,000	Cumulus Media New Holdings, Inc., 6.75%, due 7/1/2026	148,255	(h)
		1,853,876
Packaging 0.3%
805,000	Trident TPI Holdings, Inc., 6.63%, due 11/1/2025	776,825	(h)
780,000	Trivium Packaging Finance BV, 5.50%, due 8/15/2026	753,675	(h)
		1,530,500
Recreation & Travel 0.6%
855,000	Cedar Fair L.P./Canada's Wonderland Co./Magnum Management Corp./ Millennium Op, 5.50%, due 5/1/2025	859,275	(h)
700,000	NCL Corp. Ltd., 5.88%, due 2/15/2027	667,268	(h)
1,470,000	Six Flags Entertainment Corp., 4.88%, due 7/31/2024	1,464,120	(h)
		2,990,663
REITS 0.4%
1,465,000	Hospitality Properties Trust, 4.50%, due 6/15/2023	1,428,375
770,000	XHR L.P., 6.38%, due 8/15/2025	779,171	(h)
		2,207,546
Restaurants 0.1%
800,000	Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc., 5.00%, due 2/1/2026	750,760	(h)

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Support - Services 0.7%
$240,000	APX Group, Inc., 6.75%, due 2/15/2027	$237,900	(h)
845,000	Aramark Services, Inc., 6.38%, due 5/1/2025	860,523	(h)
700,000	Garda World Security Corp., 4.63%, due 2/15/2027	630,000	(h)
1,020,000	KAR Auction Services, Inc., 5.13%, due 6/1/2025	1,031,475	(h)
855,000	Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 5.75%, due 6/1/2025	861,412	(h)
		3,621,310
Telecom - Satellite 0.1%
680,000	Connect Finco S.a.r.l./Connect U.S. Finco LLC, 6.75%, due 10/1/2026	661,300	(h)
Telecom - Wireline Integrated & Services 0.5%
325,000	Altice Financing SA, 5.00%, due 1/15/2028	271,287	(h)
830,000	Altice France SA, 5.50%, due 1/15/2028	731,438	(h)
	Iliad Holding SASU
1,640,000	6.50%, due 10/15/2026	1,576,384	(h)
230,000	7.00%, due 10/15/2028	217,349	(h)
		2,796,458
Telecommunications 0.1%
580,000	Consolidated Communications, Inc., 5.00%, due 10/1/2028	473,976	(h)
Theaters & Entertainment 0.1%
255,000	Live Nation Entertainment, Inc., 4.88%, due 11/1/2024	251,795	(h)
	Total Corporate Bonds (Cost $31,102,090)	29,836,250
Convertible Bonds 0.2%
Media 0.2%
1,275,000	DISH Network Corp. (Cost $1,231,322)	1,185,113
Asset-Backed Securities 2.6%
1,000,000	37 Capital CLO Ltd., Ser. 2021-1A, Class E, (3M SOFR + 7.20%), 8.05%, due 10/15/2034	955,133	(c)(d)(h)
1,000,000	Aimco CLO 12 Ltd., Ser. 2020-12A, Class ER, (3M SOFR + 6.10%), 6.95%, due 1/17/2032	990,232	(c)(d)(h)
1,000,000	ARES LII CLO Ltd., Ser. 2019-52A, Class ER, (3M USD LIBOR + 6.45%), 7.59%, due 4/22/2031	971,707	(c)(d)(h)
1,000,000	Ares LVI CLO Ltd., Ser. 2020-56A, Class ER, (3M USD LIBOR + 6.50%), 7.68%, due 10/25/2034	966,435	(c)(d)(h)
1,000,000	Barings CLO Ltd., Ser. 2018-3A, Class E, (3M USD LIBOR + 5.75%), 6.81%, due 7/20/2029	925,057	(c)(d)(h)
1,000,000	Benefit Street Partners CLO XII Ltd., Ser. 2017-12A, Class D, (3M USD LIBOR + 6.41%), 7.45%, due 10/15/2030	956,191	(c)(d)(h)
1,000,000	Dryden 80 CLO Ltd., Ser. 2019-80A, Class ER, (3M SOFR + 6.40%), 7.25%, due 1/17/2033	989,494	(c)(d)(h)
500,000	Dryden Senior Loan Fund, Ser. 2017-49A, Class E, (3M USD LIBOR + 6.30%), 7.34%, due 7/18/2030	483,077	(c)(d)(h)
500,000	Flatiron CLO Ltd., Ser. 2017-1A, Class ER, (3M USD LIBOR + 5.90%), 6.41%, due 5/15/2030	482,472	(c)(d)(h)

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$500,000	Galaxy XV CLO Ltd., Ser. 2013-15A, Class ER, (3M USD LIBOR + 6.65%), 7.69%, due 10/15/2030	$483,455	(c)(d)(h)
1,250,000	Magnetite XIX Ltd., Ser. 2017-19A, Class ER, (3M USD LIBOR + 8.77%), 9.81%, due 4/17/2034	1,186,049	(c)(d)(h)
385,000	Magnetite XV Ltd., Ser. 2015-15A, Class ER, (3M USD LIBOR + 5.20%), 6.38%, due 7/25/2031	358,785	(c)(d)(h)
1,400,000	Palmer Square Loan Funding Ltd., Ser. 2020-1A, Class D, (3M SOFR + 5.00%), 5.23%, due 4/15/2030	1,330,884	(c)(d)(h)
1,000,000	Parallel Ltd., Ser. 2020-1A, Class DR, (3M USD LIBOR + 6.50%), 7.56%, due 7/20/2034	967,420	(c)(d)(h)
800,000	Stratus CLO Ltd., Ser. 2021-3A, Class F, (3M USD LIBOR + 7.70%), 8.76%, due 12/29/2029	722,643	(c)(d)(h)
1,250,000	TCI-Flatiron CLO Ltd., Ser. 2016-1A, Class ER3, (3M SOFR + 6.25%), 7.10%, due 1/17/2032	1,211,183	(c)(d)(h)
	Total Asset-Backed Securities (Cost $14,488,185)	13,980,217
NUMBER OF SHARES
Short-Term Investments 16.2%
Investment Companies 16.2%
87,149,377	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.29%(j) (Cost $87,149,377)	87,149,377	(k)
	Total Investments 106.5% (Cost $582,321,771)	574,052,681
	Liabilities Less Other Assets (6.5)%	(34,917,579	)(l)(m)
	Net Assets 100.0%	$539,135,102

*  Non-income producing security.

(a)  Represents less than 0.05% of net assets of the Fund.

(b)  Security fair valued as of April 30, 2022 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at April 30, 2022 amounted to $740,518, which represents 0.1% of net assets of the Fund.

(c)  Value determined using significant unobservable inputs.

(d)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2022 and changes periodically.

(e)  The stated interest rates represent the range of rates at April 30, 2022 of the underlying contracts within the Loan Assignment.

(f)  All or a portion of this security has not settled as of April 30, 2022 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

(g)  All or a portion of this security was purchased on a delayed delivery basis.

(h)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2022, these securities amounted to $40,327,476, which represents 7.5% of net assets of the Fund.

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

(i)  Payment-in-kind (PIK) security.

(j)  Represents 7-day effective yield as of April 30, 2022.

(k)  All or a portion of this security is segregated in connection with obligations for swaps and/or delayed delivery securities with a total value of $87,149,377.

(l)  As of April 30, 2022, the value of unfunded loan commitments was $2,573,384 for the Fund (see Note A of the Notes to Financial Statements).

(m)  Includes the impact of the Fund's open positions in derivatives at April 30, 2022.

(n)  These securities have been deemed by Management to be illiquid, and are subject to restrictions on resale. At April 30, 2022, these securities amounted to $740,518, which represents 0.1% of net assets of the Fund.

Restricted Security	Acquisition Date(s)	Acquisition Cost	Acquisition Cost Percentage of Net Assets as of Acquisition Date	Value as of 4/30/2022	Fair Value Percentage of Net Assets as of 4/30/2022
Brock Holdings III, Inc.	10/31/2017	$403,016	0.1%	$261,840	0.0%
Brock Holdings Notes 2022	10/31/2017	445,282	0.0%	478,678	0.1%
Total		$848,298	0.1%	$740,518	0.1%

POSITIONS BY COUNTRY

Country	Investments at Value	Percentage of Net Assets
United States	$422,672,111	78.4%
Cayman Islands	14,286,914	2.7%
Canada	9,900,980	1.8%
France	8,780,147	1.6%
United Kingdom	8,113,957	1.5%
Luxembourg	7,869,522	1.5%
Netherlands	5,036,440	0.9%
Denmark	2,276,815	0.4%
Sweden	1,721,757	0.3%
Germany	1,632,295	0.3%
Spain	1,610,896	0.3%
Argentina	1,600,771	0.3%
Australia	919,955	0.2%
Finland	480,744	0.1%
Short-Term Investments and Other Liabilities—Net	52,231,798	9.7%
	$539,135,102	100.0%

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

Derivative Instruments

Total return swap contracts ("total return swaps")

At April 30, 2022, the Fund had outstanding total return swaps as follows:

Over-the-counter total return swaps—Long(a)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
JPM	iBoxx USD Liquid Leveraged Loans Total Return Index	USD	10,947,534	6/20/2022	0.28%	—%	SOFR	T/3M	$147,535	$(312,777)	$(165,242)

(a)  The Fund pays a specified rate based on a reference rate plus or minus a spread, and receives the total return on the reference entity.

(b)  Effective rate at April 30, 2022.

For the six months ended April 30, 2022, the average notional value for the months where the Fund had total return swaps outstanding was $22,708,469 for long positions.

At April 30, 2022, the Fund received cash collateral of $270,000 from JP Morgan to cover collateral requirements on the over-the-counter derivatives.

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2022:

Asset Valuation Inputs

	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks
Business Equipment & Services	$—	$—	$261,840	$261,840
Other Common Stocks(a)	276,755	514,123	—	790,878
Total Common Stocks	276,755	514,123	261,840	1,052,718
Loan Assignments
Building & Development	—	8,728,521	835,000	9,563,521
Building Materials	—	10,666,149	635,350	11,301,499
Business Equipment & Services	—	48,315,642	1,551,289	49,866,931
Chemicals	—	6,080,493	1,187,813	7,268,306
Chemicals & Plastics	—	4,614,485	—	4,614,485
Clothing—Textiles	—	5,716,485	216,000	5,932,485
Communication Services	—	824,820	978,853	1,803,673

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

Asset Valuation Inputs

	Level 1	Level 2	Level 3(b)	Total
Diversified Financial Services	$—	$857,013	$819,656	$1,676,669
Ecological Services & Equipment	—	—	1,346,393	1,346,393
Electric	—	813,558	716,788	1,530,346
Electronics—Electrical	—	48,688,546	7,224,325	55,912,871
Financial Intermediaries	—	14,618,866	1,363,250	15,982,116
Health Care	—	54,875,858	9,041,776	63,917,634
Industrial Equipment	—	19,982,459	2,783,959	22,766,418
Software	—	2,837,416	5,371,357	8,208,773
Transportation	—	2,462,899	884,250	3,347,149
Other Loan Assignments(a)	—	175,809,737	—	175,809,737
Total Loan Assignments	—	405,892,947	34,956,059	440,849,006
Corporate Bonds
Investments & Misc. Financial Services	—	—	478,678	478,678
Other Corporate Bonds(a)	—	29,357,572	—	29,357,572
Total Corporate Bonds	—	29,357,572	478,678	29,836,250
Convertible Bonds(a)	—	1,185,113	—	1,185,113
Asset-Backed Securities	—	—	13,980,217	13,980,217
Short-Term Investments	—	87,149,377	—	87,149,377
Total Investments	$276,755	$524,099,132	$49,676,794	$574,052,681

(a)  The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/2021	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 4/30/2022	Net change in unrealized appreciation/ (depreciation) from investments still held at 4/30/2022
Investments in Securities:
Common Stocks(c)	$835	$—	$—	$(87)	$—	$—	$—	$(486)	$262	$(87)
Loan Assignments(f)	24,437	12	(11)	(484)	25,781	(2,185)	3,297	(15,891)	34,956	(991)
Corporate Bonds(c)	445	—	—	—	34	—	—	—	479	—
Asset-Backed Securities(g)	—	—	—	(475)	7,407	—	7,048	—	13,980	(346)
Total	$25,717	$12	$(11)	$(1,046)	$33,222	$(2,185)	$10,345	$(16,377)	$49,677	$(1,424)
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

(c)  Quantitative Information about Level 3 Fair Value Measurements:

Investment type	Fair value at 4/30/2022	Valuation approach	Unobservable Input(s)	Input value/ Range		Weighted average		Impact to valuation from increase in input(e)
Common Stocks	$261,840	Market Approach	Enterprise value/EBITDA multiple(d) (EV/EBITDA)	12.0	x	12.0	x	Increase
Corporate Bonds	478,678	Market Approach	Second Lien Quotations	$99.04		$99.04		Increase

(d)  Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.

(e)  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

(f)  Securities categorized as Level 3 were valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

(g)  Asset-Backed Collateralized Loan Obligations rated below investment grade are generally deemed Level 3 by Management.

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund's derivatives as of April 30, 2022:

Other Financial Instruments

	Level 1	Level 2	Level 3	Total
Swaps
Liabilities	$—	$(165,242)	$—	$(165,242)
Total	$—	$(165,242)	$—	$(165,242)

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) April 30, 2022

PRINCIPAL AMOUNT		VALUE
Loan Assignments(a) 4.4%
Automotive 0.2%
$2,671,388	Tenneco, Inc., Term Loan B, (1M USD LIBOR + 3.00%), 3.76%, due 10/1/2025	$2,633,534
Business Equipment & Services 0.2%
2,690,636	Service Logic Acquisition, Inc., Term Loan, (3M USD LIBOR + 4.00%), 4.30% – 4.75%, due 10/29/2027	2,650,276	(b)
Containers & Glass Products 0.1%
1,220,000	Trident TPI Holdings, Inc., Term Loan B1, (3M USD LIBOR + 3.25%), 4.26%, due 10/17/2024	1,211,863	(b)(c)
Diversified Insurance 0.4%
3,559,687	Gainwell Acquisition Corp., Term Loan B, (3M USD LIBOR + 4.00%), 5.01%, due 10/1/2027	3,544,131
790,627	Hub International Limited, Term Loan B, (3M USD LIBOR + 3.25%), due 4/25/2025	785,899	(b)(c)
		4,330,030
Drugs 0.2%
1,944,004	Bausch Health Companies Inc., Term Loan B, (1M USD LIBOR + 3.00%), due 6/2/2025	1,932,262	(b)(c)
Electrical & Electronics 0.4%
4,213,825	Redstone Holdco 2 LP, Term Loan, (3M USD LIBOR + 4.75%), 5.93%, due 4/27/2028	4,041,311
Financial Intermediaries 0.3%
	Asurion LLC
1,550,223	Term Loan B7, (1M USD LIBOR + 3.00%), 3.76%, due 11/3/2024	1,533,341
2,190,000	Second Lien Term Loan B4, (1M USD LIBOR + 5.25%), 6.01%, due 1/20/2029	2,122,110
		3,655,451
Health Care 1.4%
1,620,000	Medline Borrower, LP, Term Loan B, (1M USD LIBOR + 3.25%), due 10/23/2028	1,591,650	(b)(c)
9,820,000	Parexel Int'l Corporation, Second Lien Term Loan, (1M USD LIBOR + 6.50%), 7.26%, due 11/15/2029	9,672,700	(d)
1,220,000	PetVet Care Centers, LLC, Term Loan B3, (1M USD LIBOR + 3.50%), due 2/14/2025	1,211,228	(b)(c)
1,220,000	RegionalCare Hospital Partners Holdings, Inc., Term Loan B, (1M USD LIBOR + 3.75%), due 11/16/2025	1,204,238	(b)(c)
3,172,581	Team Health Holdings, Inc., Term Loan B, (1M SOFR + 5.25%), 6.25%, due 3/2/2027	2,974,295
		16,654,111
Leisure Goods - Activities - Movies 0.2%
1,230,000	Carnival Corporation, Term Loan B, (3M USD LIBOR + 3.00%), 3.75%, due 6/30/2025	1,208,696
1,220,000	Delta 2 (LUX) S.a.r.l., Term Loan, (1M USD LIBOR + 2.50%), due 2/1/2024	1,212,949	(b)(c)
		2,421,645

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Nonferrous Metals - Minerals 0.3%
$3,878,200	U.S. Silica Company, Term Loan B, (1M USD LIBOR + 4.00%), 5.00%, due 5/1/2025	$3,830,537
Oil & Gas 0.3%
1,716,000	Ascent Resources - Utica, Second Lien Term Loan, (3M USD LIBOR + 9.00%), 10.02%, due 11/1/2025	1,828,261
2,130,000	Prairie ECI Acquiror LP, Term Loan B, (1M USD LIBOR + 4.75%), 5.51%, due 3/11/2026	2,083,843	(b)(c)
		3,912,104
Retailers (except food & drug) 0.4%
4,984,073	Great Outdoors Group, LLC, Term Loan B1, (1M USD LIBOR + 3.75%), 4.51%, due 3/6/2028	4,928,003
	Total Loan Assignments (Cost $52,502,416)	52,201,127
Corporate Bonds 87.1%
Advertising 0.4%
2,100,000	Cars.com, Inc., 6.38%, due 11/1/2028	1,967,742	(e)
2,185,000	Match Group, Inc., 5.63%, due 2/15/2029	2,108,525	(e)
		4,076,267
Aerospace & Defense 0.5%
2,340,000	Spirit AeroSystems, Inc., 7.50%, due 4/15/2025	2,369,250	(e)
3,810,000	TransDigm, Inc., 6.25%, due 3/15/2026	3,790,950	(e)
		6,160,200
Air Transportation 1.4%
	American Airlines, Inc./AAdvantage Loyalty IP Ltd.
2,300,000	5.50%, due 4/20/2026	2,279,875	(e)
4,290,000	5.75%, due 4/20/2029	4,133,737	(e)
	United Airlines, Inc.
1,970,000	4.38%, due 4/15/2026	1,902,035	(e)
2,245,000	4.63%, due 4/15/2029	2,059,787	(e)
	VistaJet Malta Finance PLC/XO Management Holding, Inc.
3,500,000	7.88%, due 5/1/2027	3,292,450	(e)
3,725,000	6.38%, due 2/1/2030	3,250,733	(e)
		16,918,617
Auto Loans 0.9%
	Ford Motor Credit Co. LLC
1,860,000	4.06%, due 11/1/2024	1,819,382
2,515,000	5.13%, due 6/16/2025	2,508,712
1,995,000	3.38%, due 11/13/2025	1,915,559
1,930,000	4.13%, due 8/17/2027	1,789,207
2,140,000	5.11%, due 5/3/2029	2,027,650
		10,060,510

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Auto Parts & Equipment 1.0%
$1,300,000	Adient Global Holdings Ltd., 4.88%, due 8/15/2026	$1,159,249	(e)
1,143,000	Clarios Global L.P., 6.75%, due 5/15/2025	1,165,860	(e)
1,045,000	Dana, Inc., 4.50%, due 2/15/2032	862,125
2,850,000	Goodyear Tire & Rubber Co., 5.00%, due 5/31/2026	2,747,058
5,900,000	IHO Verwaltungs GmbH, 6.38 Cash/7.13% PIK, due 5/15/2029	5,605,000	(e)(f)
		11,539,292
Automakers 1.7%
	Ford Motor Co.
4,770,000	9.63%, due 4/22/2030	5,831,325
4,312,000	7.45%, due 7/16/2031	4,689,300
3,965,000	4.75%, due 1/15/2043	3,191,825
	Jaguar Land Rover Automotive PLC
1,885,000	5.88%, due 1/15/2028	1,654,088	(e)
5,290,000	5.50%, due 7/15/2029	4,403,184	(e)
		19,769,722
Brokerage 0.1%
1,225,000	LPL Holdings, Inc., 4.00%, due 3/15/2029	1,114,750	(e)
Building & Construction 0.8%
	Global Infrastructure Solutions, Inc.
6,520,000	5.63%, due 6/1/2029	5,942,165	(e)
1,815,000	7.50%, due 4/15/2032	1,690,781	(e)
1,965,000	Shea Homes L.P./Shea Homes Funding Corp., 4.75%, due 2/15/2028	1,758,675	(e)
		9,391,621
Building Materials 0.6%
2,450,000	Jeld-Wen, Inc., 4.88%, due 12/15/2027	2,221,709	(e)
2,155,000	MIWD Holdco II LLC/MIWD Finance Corp., 5.50%, due 2/1/2030	1,864,075	(e)
4,020,000	Standard Industries, Inc., 4.38%, due 7/15/2030	3,352,097	(e)
		7,437,881
Cable & Satellite Television 4.1%
	CCO Holdings LLC/CCO Holdings Capital Corp.
10,460,000	5.00%, due 2/1/2028	9,963,150	(e)
3,100,000	4.75%, due 3/1/2030	2,770,625	(e)
5,490,000	4.50%, due 8/15/2030	4,790,025	(e)
1,555,000	4.25%, due 2/1/2031	1,310,554	(e)
2,380,000	4.50%, due 5/1/2032	2,001,949
	CSC Holdings LLC
1,925,000	7.50%, due 4/1/2028	1,774,561	(e)
21,910,000	5.75%, due 1/15/2030	18,185,300	(e)
3,305,000	4.63%, due 12/1/2030	2,528,325	(e)
2,070,000	5.00%, due 11/15/2031	1,600,793	(e)
2,385,000	DISH DBS Corp., 5.13%, due 6/1/2029	1,862,948
2,250,000	Radiate Holdco LLC/Radiate Finance, Inc., 6.50%, due 9/15/2028	1,980,000	(e)
		48,768,230

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Chemicals 2.2%
	NOVA Chemicals Corp.
$395,000	5.00%, due 5/1/2025	$391,050	(e)
4,970,000	5.25%, due 6/1/2027	4,709,075	(e)
	Olympus Water U.S. Holding Corp.
4,110,000	4.25%, due 10/1/2028	3,631,843	(e)
1,680,000	6.25%, due 10/1/2029	1,394,400	(e)
3,325,000	PMHC II, Inc., 9.00%, due 2/15/2030	2,676,625	(e)
	SCIH Salt Holdings, Inc.
4,135,000	4.88%, due 5/1/2028	3,574,894	(e)
4,635,000	6.63%, due 5/1/2029	3,697,154	(e)
2,360,000	SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, due 11/1/2026	2,153,500	(e)
4,315,000	WR Grace Holdings LLC, 5.63%, due 8/15/2029	3,675,948	(e)
		25,904,489
Consumer - Commercial Lease Financing 2.6%
3,102,000	AerCap Global Aviation Trust, 6.50%, due 6/15/2045	3,008,940	(e)(g)
13,316,598	Global Aircraft Leasing Co. Ltd., 6.50% Cash/7.25% PIK, due 9/15/2024	11,485,299	(e)(f)
	OneMain Finance Corp.
8,435,000	3.50%, due 1/15/2027	7,410,316
1,155,000	3.88%, due 9/15/2028	978,863
	Springleaf Finance Corp.
2,540,000	7.13%, due 3/15/2026	2,571,750
2,730,000	6.63%, due 1/15/2028	2,696,394
1,560,000	5.38%, due 11/15/2029	1,400,100
1,180,000	World Acceptance Corp., 7.00%, due 11/1/2026	1,023,638	(e)
		30,575,300
Diversified Capital Goods 0.3%
3,595,000	Resideo Funding, Inc., 4.00%, due 9/1/2029	3,199,550	(e)
Electric - Generation 2.7%
	Calpine Corp.
1,265,000	5.25%, due 6/1/2026	1,249,187	(e)
3,030,000	4.50%, due 2/15/2028	2,804,932	(e)
2,290,000	4.63%, due 2/1/2029	2,001,334	(e)
4,409,000	5.00%, due 2/1/2031	3,759,687	(e)
2,590,000	Leeward Renewable Energy Operations LLC, 4.25%, due 7/1/2029	2,318,050	(e)
	NRG Energy, Inc.
2,790,000	5.25%, due 6/15/2029	2,627,817	(e)
1,470,000	3.63%, due 2/15/2031	1,223,775	(e)
4,325,000	Sunnova Energy Corp., 5.88%, due 9/1/2026	3,957,375	(e)
4,145,000	Vistra Corp., 7.00%, due 12/15/2026	4,031,012	(e)(g)(h)
	Vistra Operations Co. LLC
1,235,000	5.50%, due 9/1/2026	1,230,678	(e)
1,660,000	5.63%, due 2/15/2027	1,635,100	(e)
5,845,000	4.38%, due 5/1/2029	5,304,221	(e)
		32,143,168

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Electric - Integrated 0.2%
	FirstEnergy Corp.
$1,535,000	Ser. C, 7.38%, due 11/15/2031	$1,760,353
875,000	Ser. C, 5.35%, due 7/15/2047	817,863
		2,578,216
Electronics 0.3%
3,280,000	Sensata Technologies BV, 4.00%, due 4/15/2029	2,924,005	(e)
Energy - Exploration & Production 6.8%
2,295,000	Antero Resources Corp., 5.38%, due 3/1/2030	2,242,422	(e)
	Ascent Resources Utica Holdings LLC/ARU Finance Corp.
4,620,000	7.00%, due 11/1/2026	4,656,221	(e)
1,254,000	9.00%, due 11/1/2027	1,744,749	(e)
2,470,000	8.25%, due 12/31/2028	2,568,800	(e)
4,745,000	5.88%, due 6/30/2029	4,592,733	(e)
1,350,000	Callon Petroleum Co., 8.00%, due 8/1/2028	1,396,332	(e)
5,605,000	Chesapeake Energy Corp., 6.75%, due 4/15/2029	5,640,031	(e)
3,625,000	Colgate Energy Partners III LLC, 5.88%, due 7/1/2029	3,606,875	(e)
	Comstock Resources, Inc.
3,925,000	6.75%, due 3/1/2029	3,968,881	(e)
6,620,000	5.88%, due 1/15/2030	6,370,492	(e)
	Hilcorp Energy I L.P./Hilcorp Finance Co.
1,055,000	6.25%, due 11/1/2028	1,050,411	(e)
1,537,000	5.75%, due 2/1/2029	1,506,260	(e)
2,655,000	6.00%, due 4/15/2030	2,635,088	(e)
2,193,000	6.00%, due 2/1/2031	2,116,333	(e)
3,255,000	Northern Oil and Gas, Inc., 8.13%, due 3/1/2028	3,238,725	(e)
	Occidental Petroleum Corp.
3,275,000	5.50%, due 12/1/2025	3,332,312
1,310,000	5.55%, due 3/15/2026	1,342,750
6,335,000	6.13%, due 1/1/2031	6,658,465
4,620,000	7.50%, due 5/1/2031	5,266,800
1,165,000	6.45%, due 9/15/2036	1,264,025
4,030,000	6.60%, due 3/15/2046	4,392,700
1,815,000	Rockcliff Energy II LLC, 5.50%, due 10/15/2029	1,760,550	(e)
5,875,000	Southwestern Energy Co., 4.75%, due 2/1/2032	5,555,576
3,555,000	Tap Rock Resources LLC, 7.00%, due 10/1/2026	3,591,297	(e)
		80,498,828
Food - Wholesale 1.1%
5,455,000	Performance Food Group, Inc., 5.50%, due 10/15/2027	5,293,668	(e)
3,500,000	Pilgrim's Pride Corp., 4.25%, due 4/15/2031	3,193,750	(e)
	U.S. Foods, Inc.
3,475,000	6.25%, due 4/15/2025	3,569,902	(e)
1,395,000	4.75%, due 2/15/2029	1,288,562	(e)
		13,345,882

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Forestry & Paper 0.3%
$3,125,000	Ahlstrom-Munksjo Holding 3 Oy, 4.88%, due 2/4/2028	$2,756,559	(e)
1,110,000	Mercer Int'l, Inc., 5.13%, due 2/1/2029	1,031,090
		3,787,649
Gaming 1.3%
	Caesars Entertainment, Inc.
3,785,000	6.25%, due 7/1/2025	3,826,143	(e)
1,945,000	4.63%, due 10/15/2029	1,667,837	(e)
680,000	Everi Holdings, Inc., 5.00%, due 7/15/2029	616,964	(e)
1,020,000	Midwest Gaming Borrower LLC, 4.88%, due 5/1/2029	895,081	(e)
2,625,000	SC Games Holdings L.P./ U.S. FinCo LLC, 6.63%, due 3/1/2030	2,493,750	(e)
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
4,734,000	5.50%, due 3/1/2025	4,580,145	(e)
1,585,000	5.25%, due 5/15/2027	1,457,677	(e)
		15,537,597
Gas Distribution 8.1%
	Antero Midstream Partners L.P./Antero Midstream Finance Corp.
2,810,000	7.88%, due 5/15/2026	2,939,232	(e)
2,575,000	5.75%, due 3/1/2027	2,507,355	(e)
1,160,000	5.75%, due 1/15/2028	1,127,880	(e)
940,000	5.38%, due 6/15/2029	881,081	(e)
	Buckeye Partners L.P.
2,100,000	4.50%, due 3/1/2028	1,916,250	(e)
1,535,000	5.85%, due 11/15/2043	1,224,162
12,285,000	CQP Holdco L.P./BIP-V Chinook Holdco LLC, 5.50%, due 6/15/2031	11,330,455	(e)
390,000	Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 5.63%, due 5/1/2027	379,763	(e)
3,900,000	DCP Midstream LLC, 5.85%, due 5/21/2043	3,544,593	(e)(g)
806,000	DCP Midstream Operating L.P., 5.60%, due 4/1/2044	770,520
	EQM Midstream Partners L.P.
2,790,000	6.00%, due 7/1/2025	2,765,029	(e)
1,565,000	6.50%, due 7/1/2027	1,580,650	(e)
1,895,000	4.50%, due 1/15/2029	1,705,917	(e)
1,210,000	4.75%, due 1/15/2031	1,078,836	(e)
	EQT Midstream Partners L.P.
4,545,000	4.13%, due 12/1/2026	4,221,169
1,182,000	5.50%, due 7/15/2028	1,128,810
	Genesis Energy L.P./Genesis Energy Finance Corp.
1,945,000	6.50%, due 10/1/2025	1,847,750
1,805,000	6.25%, due 5/15/2026	1,683,162
1,250,000	8.00%, due 1/15/2027	1,225,925
2,215,000	7.75%, due 2/1/2028	2,131,937
733,000	Global Partners L.P./GLP Finance Corp., 6.88%, due 1/15/2029	714,721
4,445,000	Harvest Midstream I L.P., 7.50%, due 9/1/2028	4,510,164	(e)
3,425,000	Howard Midstream Energy Partners LLC, 6.75%, due 1/15/2027	3,318,363	(e)
3,920,000	ITT Holdings LLC, 6.50%, due 8/1/2029	3,469,200	(e)
	New Fortress Energy, Inc.
3,130,000	6.75%, due 9/15/2025	3,077,228	(e)
8,660,000	6.50%, due 9/30/2026	8,381,321	(e)
2,245,000	Solaris Midstream Holdings LLC, 7.63%, due 4/1/2026	2,301,125	(e)

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
	Summit Midstream Holdings LLC/Summit Midstream Finance Corp.
$2,435,000	5.75%, due 4/15/2025	$1,948,000
2,436,000	8.50%, due 10/15/2026	2,274,323	(e)
	Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp.
2,875,000	7.50%, due 10/1/2025	2,933,995	(e)
1,585,000	6.00%, due 3/1/2027	1,521,600	(e)
4,955,000	5.50%, due 1/15/2028	4,618,853	(e)
2,150,000	6.00%, due 12/31/2030	1,988,750	(e)
3,940,000	6.00%, due 9/1/2031	3,595,250	(e)
1,285,000	Venture Global Calcasieu Pass LLC, 3.88%, due 8/15/2029	1,172,562	(e)
	Western Midstream Operating L.P.
2,570,000	3.60%, due 2/1/2025	2,457,717	(i)
1,780,000	4.55%, due 2/1/2030	1,635,268	(i)
		95,908,916
Health Facilities 1.7%
	CHS/Community Health Systems, Inc.
1,605,000	5.63%, due 3/15/2027	1,529,954	(e)
2,112,000	8.00%, due 12/15/2027	2,187,948	(e)
2,570,000	5.25%, due 5/15/2030	2,252,990	(e)
	HCA, Inc.
2,465,000	5.38%, due 2/1/2025	2,535,869
2,595,000	5.63%, due 9/1/2028	2,681,777
2,035,000	3.50%, due 9/1/2030	1,823,014
	Tenet Healthcare Corp.
1,280,000	4.63%, due 7/15/2024	1,276,518
6,235,000	6.13%, due 10/1/2028	5,985,288	(e)
		20,273,358
Health Services 1.6%
3,103,000	Consensus Cloud Solutions, Inc., 6.50%, due 10/15/2028	2,916,820	(d)(e)
3,205,000	Envision Healthcare Corp., 8.75%, due 10/15/2026	1,334,690	(e)
7,925,000	Minerva Merger Sub, Inc., 6.50%, due 2/15/2030	7,294,487	(e)
2,351,000	Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 7.25%, due 2/1/2028	2,374,510	(e)
3,590,000	Team Health Holdings, Inc., 6.38%, due 2/1/2025	3,059,542	(e)
2,135,000	U.S. Acute Care Solutions LLC, 6.38%, due 3/1/2026	2,073,619	(e)
		19,053,668
Hotels 0.4%
2,815,000	Hilton Domestic Operating Co., Inc., 4.88%, due 1/15/2030	2,715,631
2,055,000	Wyndham Hotels & Resorts, Inc., 4.38%, due 8/15/2028	1,915,342	(e)
		4,630,973
Insurance Brokerage 2.3%
10,638,000	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, due 10/15/2027	10,059,612	(e)
	AssuredPartners, Inc.
4,185,000	7.00%, due 8/15/2025	4,127,080	(e)
3,865,000	5.63%, due 1/15/2029	3,399,113	(e)
4,425,000	BroadStreet Partners, Inc., 5.88%, due 4/15/2029	3,838,687	(e)
4,511,000	GTCR AP Finance, Inc., 8.00%, due 5/15/2027	4,493,881	(e)
1,665,000	HUB Int'l Ltd., 7.00%, due 5/1/2026	1,650,298	(e)
		27,568,671

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Investments & Misc. Financial Services 0.4%
$1,590,000	MoneyGram Int'l, Inc., 5.38%, due 8/1/2026	$1,621,895	(e)
3,770,000	MSCI, Inc., 4.00%, due 11/15/2029	3,472,359	(e)
		5,094,254
Machinery 0.5%
4,885,000	SPX FLOW, Inc., 8.75%, due 4/1/2030	4,400,554	(e)
1,270,000	Terex Corp., 5.00%, due 5/15/2029	1,167,054	(e)
		5,567,608
Managed Care 2.4%
	Centene Corp.
2,625,000	4.25%, due 12/15/2027	2,546,250
4,240,000	4.63%, due 12/15/2029	4,106,546
2,995,000	3.38%, due 2/15/2030	2,675,883
2,215,000	2.50%, due 3/1/2031	1,841,219
920,000	HealthEquity, Inc., 4.50%, due 10/1/2029	840,650	(e)
5,215,000	Molina Healthcare, Inc., 3.88%, due 5/15/2032	4,578,665	(e)
	MPH Acquisition Holdings LLC
2,700,000	5.50%, due 9/1/2028	2,500,875	(e)
10,085,000	5.75%, due 11/1/2028	8,783,884	(e)
		27,873,972
Media Content 2.3%
5,025,000	AMC Networks, Inc., 4.25%, due 2/15/2029	4,374,061
3,005,000	Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, due 8/15/2026	1,111,850	(e)
2,035,000	Lions Gate Capital Holdings LLC, 5.50%, due 4/15/2029	1,804,007	(e)
	Sirius XM Radio, Inc.
7,190,000	5.00%, due 8/1/2027	6,938,350	(e)
1,330,000	4.00%, due 7/15/2028	1,201,988	(e)
5,753,000	5.50%, due 7/1/2029	5,532,430	(e)
5,922,000	4.13%, due 7/1/2030	5,200,049	(e)
1,760,000	3.88%, due 9/1/2031	1,486,338	(e)
		27,649,073
Medical Products 0.6%
2,335,000	180 Medical, Inc., 3.88%, due 10/15/2029	2,078,150	(e)
2,150,000	Embecta Corp., 5.00%, due 2/15/2030	1,940,375	(e)
	Mozart Debt Merger Sub, Inc.
2,025,000	3.88%, due 4/1/2029	1,769,364	(e)
2,030,000	5.25%, due 10/1/2029	1,766,100	(e)
		7,553,989
Metals - Mining Excluding Steel 0.8%
855,000	Arconic Corp., 6.00%, due 5/15/2025	857,916	(e)
3,355,000	First Quantum Minerals Ltd., 6.88%, due 3/1/2026	3,363,387	(e)
	FMG Resources August 2006 Pty Ltd.
700,000	5.88%, due 4/15/2030	694,960	(e)
550,000	6.13%, due 4/15/2032	545,883	(e)

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
	Hudbay Minerals, Inc.
$2,495,000	4.50%, due 4/1/2026	$2,306,765	(e)
1,245,000	6.13%, due 4/1/2029	1,178,106	(e)
		8,947,017
Oil Field Equipment & Services 0.6%
1,500,000	Nabors Industries Ltd., 7.25%, due 1/15/2026	1,465,935	(e)
3,580,000	Nabors Industries, Inc., 7.38%, due 5/15/2027	3,652,316	(e)
1,957,000	TechnipFMC PLC, 6.50%, due 2/1/2026	2,025,495	(e)
		7,143,746
Packaging 1.5%
	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
2,075,000	4.13%, due 8/15/2026	1,919,375	(e)
1,845,000	5.25%, due 8/15/2027	1,584,394	(e)
1,600,000	BWAY Holding Co., 7.25%, due 4/15/2025	1,516,000	(e)
1,310,000	Graham Packaging Co., Inc., 7.13%, due 8/15/2028	1,181,201	(e)
3,615,000	Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC, 6.00%, due 9/15/2028	3,398,100	(e)
3,130,000	Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc., 4.38%, due 10/15/2028	2,762,225	(e)
2,640,000	Trident TPI Holdings, Inc., 9.25%, due 8/1/2024	2,593,800	(e)
2,310,000	Trivium Packaging Finance BV, 8.50%, due 8/15/2027	2,281,125	(e)
		17,236,220
Personal & Household Products 0.4%
2,450,000	Diamond BC BV, 4.63%, due 10/1/2029	2,107,564	(e)
2,825,000	Energizer Holdings, Inc., 4.75%, due 6/15/2028	2,483,796	(e)
		4,591,360
Pharmaceuticals 1.0%
	Bausch Health Cos., Inc.
2,355,000	5.00%, due 1/30/2028	1,737,213	(e)
2,435,000	5.00%, due 2/15/2029	1,712,426	(e)
1,715,000	5.25%, due 2/15/2031	1,191,925	(e)
1,980,000	Grifols Escrow Issuer SA, 4.75%, due 10/15/2028	1,806,552	(e)
3,305,000	Organon & Co./Organon Foreign Debt Co-Issuer BV, 5.13%, due 4/30/2031	2,986,894	(e)
1,925,000	Valeant Pharmaceuticals Int'l, Inc., 5.50%, due 11/1/2025	1,862,437	(e)
		11,297,447
Rail 0.1%
920,000	Watco Cos. LLC/Watco Finance Corp., 6.50%, due 6/15/2027	887,800	(e)
Real Estate Development & Management 1.1%
	Realogy Group LLC/Realogy Co-Issuer Corp.
6,630,000	5.75%, due 1/15/2029	5,557,730	(e)
8,585,000	5.25%, due 4/15/2030	6,955,481	(e)
		12,513,211

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Real Estate Investment Trusts 4.0%
$5,140,000	American Finance Trust, Inc./American Finance Operating Partner L.P., 4.50%, due 9/30/2028	$4,376,402	(e)
	Hospitality Properties Trust
1,053,000	4.65%, due 3/15/2024	992,452
5,182,000	4.35%, due 10/1/2024	4,800,812
1,770,000	4.95%, due 2/15/2027	1,533,833
650,000	3.95%, due 1/15/2028	515,125
1,850,000	4.38%, due 2/15/2030	1,419,838
	Iron Mountain, Inc.
4,076,000	4.88%, due 9/15/2027	3,892,580	(e)
1,914,000	5.25%, due 3/15/2028	1,823,142	(e)
2,690,000	5.00%, due 7/15/2028	2,548,318	(e)
4,620,000	4.88%, due 9/15/2029	4,232,128	(e)
2,070,000	5.25%, due 7/15/2030	1,897,238	(e)
	MPT Operating Partnership L.P./MPT Finance Corp.
1,265,000	5.25%, due 8/1/2026	1,266,910
1,250,000	5.00%, due 10/15/2027	1,199,387
4,380,000	RHP Hotel Properties L.P./RHP Finance Corp., 4.50%, due 2/15/2029	3,957,199	(e)
3,785,000	RLJ Lodging Trust L.P., 4.00%, due 9/15/2029	3,378,983	(e)
9,370,000	Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC, 6.50%, due 2/15/2029	8,085,467	(e)
1,935,000	XHR L.P., 4.88%, due 6/1/2029	1,781,864	(e)
		47,701,678
Recreation & Travel 2.5%
	Carnival Corp.
4,745,000	7.63%, due 3/1/2026	4,644,169	(e)
4,465,000	5.75%, due 3/1/2027	4,043,124	(e)
1,775,000	9.88%, due 8/1/2027	1,912,997	(e)
2,930,000	Cedar Fair L.P./Canada's Wonderland Co./Magnum Management Corp./ Millennium Op, 5.50%, due 5/1/2025	2,944,650	(e)
	NCL Corp. Ltd.
2,395,000	3.63%, due 12/15/2024	2,227,350	(e)
1,455,000	5.88%, due 3/15/2026	1,344,144	(e)
2,210,000	5.88%, due 2/15/2027	2,106,660	(e)
6,735,000	Royal Caribbean Cruises Ltd., 5.50%, due 4/1/2028	6,145,688	(e)
3,520,000	Six Flags Theme Parks, Inc., 7.00%, due 7/1/2025	3,656,400	(e)
		29,025,182
Restaurants 0.6%
	1011778 BC ULC/New Red Finance, Inc.
1,230,000	5.75%, due 4/15/2025	1,256,353	(e)
2,940,000	4.00%, due 10/15/2030	2,513,259	(e)
3,820,000	Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc., 5.00%, due 2/1/2026	3,584,879	(e)
		7,354,491
Software - Services 3.4%
700,000	Ahead DB Holdings LLC, 6.63%, due 5/1/2028	616,000	(e)
1,260,000	CDK Global, Inc., 4.88%, due 6/1/2027	1,266,300
8,380,000	Condor Merger Sub, Inc., 7.38%, due 2/15/2030	7,497,586	(e)
7,660,000	Endurance Int'l Group Holdings, Inc., 6.00%, due 2/15/2029	6,199,851	(e)
1,195,000	Fair Isaac Corp., 5.25%, due 5/15/2026	1,200,975	(e)

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
	Open Text Corp.
$830,000	3.88%, due 2/15/2028	$755,950	(e)
3,740,000	3.88%, due 12/1/2029	3,323,588	(e)
1,690,000	Open Text Holdings, Inc., 4.13%, due 12/1/2031	1,464,943	(e)
5,070,000	Presidio Holdings, Inc., 8.25%, due 2/1/2028	4,923,832	(e)
10,870,000	Rackspace Technology Global, Inc., 5.38%, due 12/1/2028	8,856,115	(e)
1,405,000	Switch Ltd., 3.75%, due 9/15/2028	1,317,187	(e)
3,390,000	VM Consolidated, Inc., 5.50%, due 4/15/2029	3,033,847	(e)
		40,456,174
Specialty Retail 2.0%
	Carvana Co.
1,620,000	5.63%, due 10/1/2025	1,403,017	(e)
2,815,000	5.50%, due 4/15/2027	2,252,704	(e)
7,000,000	4.88%, due 9/1/2029	5,108,600	(e)
2,215,000	Foot Locker, Inc., 4.00%, due 10/1/2029	1,843,988	(e)
4,675,000	Gap, Inc., 3.63%, due 10/1/2029	3,802,668	(e)
3,915,000	Ken Garff Automotive LLC, 4.88%, due 9/15/2028	3,562,807	(e)
3,017,000	L Brands, Inc., 6.63%, due 10/1/2030	3,000,723	(e)
2,715,000	LCM Investments Holdings II LLC, 4.88%, due 5/1/2029	2,379,209	(e)
		23,353,716
Steel Producers - Products 0.9%
1,000,000	Allegheny Technologies, Inc., 4.88%, due 10/1/2029	909,910
2,380,000	Carpenter Technology Corp., 7.63%, due 3/15/2030	2,423,368
2,309,000	Joseph T Ryerson & Son, Inc., 8.50%, due 8/1/2028	2,482,175	(e)
5,990,000	TMS Int'l Corp., 6.25%, due 4/15/2029	5,211,300	(e)
		11,026,753
Support - Services 7.3%
3,600,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.00%, due 6/1/2029	2,979,000	(e)
2,515,000	APi Escrow Corp., 4.75%, due 10/15/2029	2,263,500	(e)
1,435,000	APi Group DE, Inc., 4.13%, due 7/15/2029	1,280,781	(e)
	APX Group, Inc.
4,220,000	6.75%, due 2/15/2027	4,183,075	(e)
4,575,000	5.75%, due 7/15/2029	3,748,526	(e)
5,000,000	Aramark Services, Inc., 5.00%, due 2/1/2028	4,662,750	(e)
4,795,000	ASGN, Inc., 4.63%, due 5/15/2028	4,454,555	(e)
5,505,000	BCPE Empire Holdings, Inc., 7.63%, due 5/1/2027	5,159,451	(e)
	Garda World Security Corp.
2,090,000	4.63%, due 2/15/2027	1,881,000	(e)
3,990,000	6.00%, due 6/1/2029	3,306,074	(e)
3,130,000	GYP Holdings III Corp., 4.63%, due 5/1/2029	2,773,962	(e)
2,700,000	Hertz Corp., 5.00%, due 12/1/2029	2,362,500	(e)
1,020,000	Korn/Ferry Int'l, 4.63%, due 12/15/2027	966,450	(e)
	McGraw-Hill Ed., Inc.
3,880,000	5.75%, due 8/1/2028	3,462,900	(e)
2,535,000	8.00%, due 8/1/2029	2,268,825	(e)
	Nielsen Finance LLC/Nielsen Finance Co.
7,420,000	5.63%, due 10/1/2028	7,190,203	(e)
4,495,000	5.88%, due 10/1/2030	4,310,885	(e)
895,000	PECF USS Intermediate Holding III Corp., 8.00%, due 11/15/2029	825,637	(e)

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
	Prime Security Services Borrower LLC/Prime Finance, Inc.
$6,125,000	5.75%, due 4/15/2026	$5,872,344	(e)
5,015,000	6.25%, due 1/15/2028	4,495,195	(e)
465,000	Ritchie Bros Holdings, Inc., 4.75%, due 12/15/2031	465,000	(e)
1,470,000	SRS Distribution, Inc., 6.13%, due 7/1/2029	1,297,246	(e)
2,615,000	Summer BC Bidco B LLC, 5.50%, due 10/31/2026	2,510,923	(e)
	United Rentals N.A., Inc.
530,000	5.25%, due 1/15/2030	514,100
1,190,000	4.00%, due 7/15/2030	1,065,050
2,460,000	3.75%, due 1/15/2032	2,140,200
5,345,000	Univar Solutions USA, Inc., 5.13%, due 12/1/2027	5,123,610	(e)
3,115,000	White Cap Parent LLC, 8.25%, due 3/15/2026	3,005,975	(e)(f)
2,135,000	ZipRecruiter, Inc., 5.00%, due 1/15/2030	1,996,225	(e)
		86,565,942
Technology Hardware & Equipment 2.2%
2,250,000	Ciena Corp. Co., 4.00%, due 1/31/2030	2,051,730	(e)
	CommScope Technologies LLC
5,294,000	6.00%, due 6/15/2025	4,632,250	(e)
9,650,000	5.00%, due 3/15/2027	7,575,250	(e)
	CommScope, Inc.
3,655,000	7.13%, due 7/1/2028	2,914,862	(e)
2,675,000	4.75%, due 9/1/2029	2,236,541	(e)
7,550,000	Imola Merger Corp., 4.75%, due 5/15/2029	7,021,500	(e)
		26,432,133
Telecom - Wireless 1.2%
	Sprint Capital Corp.
2,200,000	6.88%, due 11/15/2028	2,414,698
1,970,000	8.75%, due 3/15/2032	2,503,526
	Sprint Corp.
1,430,000	7.13%, due 6/15/2024	1,505,075
380,000	7.63%, due 2/15/2025	404,225
1,150,000	7.63%, due 3/1/2026	1,249,107
	T-Mobile USA, Inc.
3,005,000	4.75%, due 2/1/2028	2,964,868
3,020,000	3.38%, due 4/15/2029	2,732,073
		13,773,572
Telecom - Wireline Integrated & Services 7.5%
11,175,000	Altice France Holding SA, 6.00%, due 2/15/2028	9,228,650	(e)
5,940,000	Altice France SA, 5.50%, due 1/15/2028	5,234,625	(e)
7,455,000	Cablevision Lightpath LLC, 5.63%, due 9/15/2028	6,388,040	(e)
1,430,000	CenturyLink, Inc., Ser. W, 6.75%, due 12/1/2023	1,453,238
	Consolidated Communications, Inc.
3,145,000	5.00%, due 10/1/2028	2,570,094	(e)
2,935,000	6.50%, due 10/1/2028	2,557,391	(e)
	Frontier Communications Corp.
1,975,000	5.88%, due 10/15/2027	1,891,063	(e)
2,850,000	5.00%, due 5/1/2028	2,600,753	(e)
5,300,000	5.88%, due 11/1/2029	4,601,062
2,850,000	6.00%, due 1/15/2030	2,479,757	(e)

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
	Iliad Holding SASU
$1,475,000	6.50%, due 10/15/2026	$1,417,785	(e)
1,320,000	7.00%, due 10/15/2028	1,247,400	(e)
	Level 3 Financing, Inc.
12,464,000	4.63%, due 9/15/2027	11,202,020	(e)
1,555,000	3.63%, due 1/15/2029	1,261,976	(e)
4,075,000	3.75%, due 7/15/2029	3,310,938	(e)
	Lumen Technologies, Inc.
7,210,000	4.50%, due 1/15/2029	5,696,981	(e)
5,900,000	5.38%, due 6/15/2029	4,804,429	(e)
	Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.
2,490,000	4.75%, due 4/30/2027	2,265,103	(e)
2,600,000	6.00%, due 2/15/2028	2,175,421	(e)
1,590,000	10.75%, due 6/1/2028	1,629,750	(e)
	Telecom Italia Capital SA
2,080,000	6.38%, due 11/15/2033	1,817,400
1,720,000	7.20%, due 7/18/2036	1,551,550
1,435,000	Telecom Italia SpA, 5.30%, due 5/30/2024	1,408,094	(e)
1,320,000	Virgin Media Vendor Financing Notes IV Designated Activity Co., 5.00%, due 7/15/2028	1,199,167	(e)
5,005,000	Vmed O2 UK Financing I PLC, 4.75%, due 7/15/2031	4,291,787	(e)
5,375,000	Zayo Group Holdings, Inc., 6.13%, due 3/1/2028	4,501,562	(e)
		88,786,036
Theaters & Entertainment 0.4%
1,765,000	Lindblad Expeditions LLC, 6.75%, due 2/15/2027	1,731,906	(e)
2,520,000	Live Nation Entertainment, Inc., 6.50%, due 5/15/2027	2,613,996	(e)
		4,345,902
	Total Corporate Bonds (Cost $1,123,034,803)	1,028,344,636
Convertible Bonds 0.5%
Cable & Satellite Television 0.5%
6,190,000	DISH Network Corp., 3.38%, due 8/15/2026 (Cost $5,710,602)	5,307,925
Asset-Backed Securities 3.9%
1,000,000	37 Capital CLO Ltd., Ser. 2021-1A, Class E, (3M CME Term SOFR + 7.20%), 8.05%, due 10/15/2034	955,133	(a)(d)(e)
	AIG CLO Ltd.
2,000,000	Ser. 2019-2A, Class ER, (3M USD LIBOR + 6.40%), 7.58%, due 10/25/2033	1,925,014	(a)(d)(e)
500,000	Ser. 2019-1A, Class ER, (3M CME Term SOFR + 6.70%), 6.96%, due 4/18/2035	495,015	(a)(d)(e)
1,000,000	ARES LII CLO Ltd., Ser. 2019-52A, Class ER, (3M USD LIBOR + 6.45%), 7.59%, due 4/22/2031	971,707	(a)(d)(e)
2,500,000	Ares LIV CLO Ltd., Ser. 2019-54A, Class E, (3M USD LIBOR + 7.34%), 8.38%, due 10/15/2032	2,477,572	(a)(d)(e)
2,000,000	Balboa Bay Loan Funding Ltd., Ser. 2021-2A, Class E, (3M USD LIBOR + 6.60%), 6.81%, due 1/20/2035	1,946,079	(a)(d)(e)
1,350,000	Ballyrock CLO Ltd., Ser. 2016-1A, Class ER, (3M USD LIBOR + 6.95%), 7.99%, due 10/15/2028	1,345,494	(a)(d)(e)
1,000,000	Barings CLO Ltd., Ser. 2017-1A, Class E, (3M USD LIBOR + 6.00%), 7.04%, due 7/18/2029	958,243	(a)(d)(e)
1,500,000	Benefit Street Partners CLO XXV Ltd., Ser. 2021-25A, Class E, (3M USD LIBOR + 6.85%), 7.89%, due 1/15/2035	1,486,120	(a)(d)(e)

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$1,000,000	Bristol Park CLO Ltd., Ser. 2016-1A, Class ER, (3M USD LIBOR + 7.00%), 8.04%, due 4/15/2029	$996,220	(a)(d)(e)
2,125,000	Carlyle U.S. CLO Ltd., Ser. 2020-2A, Class DR, (3M USD LIBOR + 6.70%), 7.88%, due 1/25/2035	2,081,625	(a)(d)(e)
2,500,000	Catskill Park CLO Ltd., Ser. 2017-1A, Class D, (3M USD LIBOR + 6.00%), 7.06%, due 4/20/2029	2,346,848	(a)(d)(e)
1,650,000	Cedar Funding X CLO Ltd., Ser. 2019-10A, Class ER, (3M USD LIBOR + 6.50%), 7.56%, due 10/20/2032	1,580,116	(a)(d)(e)
2,500,000	CIFC Funding Ltd., Ser. 2020-3A, Class ER, (3M USD LIBOR + 6.50%), 7.56%, due 10/20/2034	2,474,320	(a)(d)(e)
1,350,000	Crown City CLO II, Ser. 2020-2A, Class DR, (3M CME Term SOFR + 7.11%), 7.96%, due 4/20/2035	1,244,156	(a)(d)(e)
1,000,000	Fort Washington CLO, Ser. 2019-1A, Class ER, (3M USD LIBOR + 6.75%), 7.81%, due 10/20/2032	958,121	(a)(d)(e)
1,222,200	Galaxy XV CLO Ltd., Ser. 2013-15A, Class ER, (3M USD LIBOR + 6.65%), 7.69%, due 10/15/2030	1,181,758	(a)(d)(e)
1,000,000	Galaxy XXIV CLO Ltd., Ser. 2017-24A, Class E, (3M USD LIBOR + 5.50%), 6.54%, due 1/15/2031	909,757	(a)(d)(e)
650,000	Gilbert Park CLO Ltd., Ser. 2017-1A, Class E, (3M USD LIBOR + 6.40%), 7.44%, due 10/15/2030	627,715	(a)(d)(e)
4,000,000	Magnetite XV Ltd., Ser. 2015-15A, Class ER, (3M USD LIBOR + 5.20%), 6.38%, due 7/25/2031	3,727,633	(a)(d)(e)
1,000,000	Oaktree CLO Ltd., Ser. 2021-2A, Class E, (3M USD LIBOR + 7.12%), 8.16%, due 1/15/2035	926,860	(a)(d)(e)
2,500,000	OCP CLO Ltd., Ser. 2019-17A, Class ER, (3M USD LIBOR + 6.50%), 7.56%, due 7/20/2032	2,364,410	(a)(d)(e)
2,000,000	Octagon Investment Partners 48 Ltd., Ser. 2020-3A, Class ER, (3M USD LIBOR + 6.70%), 7.76%, due 10/20/2034	1,959,623	(a)(d)(e)
1,000,000	Octagon Investment Partners Ltd., Ser. 2019-1A, Class E, (3M USD LIBOR + 6.60%), 7.78%, due 10/25/2032	966,345	(a)(d)(e)
2,000,000	Parallel 2021-2 Ltd., Ser. 2021-2A, Class D, (3M USD LIBOR + 7.20%), 8.26%, due 10/20/2034	1,861,399	(a)(d)(e)
600,000	Post CLO Ltd., Ser. 2018-1A, Class E, (3M USD LIBOR + 5.87%), 6.91%, due 4/16/2031	575,839	(a)(d)(e)
875,000	Sandstone Peak Ltd., Ser. 2021-1A, Class E, (3M USD LIBOR + 6.80%), 7.84%, due 10/15/2034	866,865	(a)(d)(e)
1,000,000	TRESTLES CLO V Ltd., Ser. 2021-5A, Class E, (3M USD LIBOR + 6.35%), 7.41%, due 10/20/2034	990,802	(a)(d)(e)
2,500,000	Trinitas CLO VIII Ltd., Ser. 2018-8A, Class E, (3M USD LIBOR + 5.90%), 6.96%, due 7/20/2031	2,323,780	(a)(d)(e)
500,000	Voya CLO Ltd., Ser. 2019-2A, Class E, (3M USD LIBOR + 6.60%), 7.66%, due 7/20/2032	482,151	(a)(d)(e)
2,400,000	Whitebox CLO II Ltd., Ser. 2020-2A, Class ER, (3M USD LIBOR + 7.10%), 8.28%, due 10/24/2034	2,209,727	(a)(d)(e)
	Total Asset-Backed Securities (Cost $46,915,724)	46,216,447
NUMBER OF SHARES
Short-Term Investments 4.9%
Investment Companies 4.9%
57,503,040	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.29%(j) (Cost $57,503,040)	57,503,040	(k)
	Total Investments 100.8% (Cost $1,285,666,585)	1,189,573,175
	Liabilities Less Other Assets (0.8)%	(9,332,327	)(l)
	Net Assets 100.0%	$1,180,240,848

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

(a)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2022 and changes periodically.

(b)  All or a portion of this security was purchased on a delayed delivery basis.

(c)  All or a portion of this security had not settled as of April 30, 2022 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

(d)  Value determined using significant unobservable inputs.

(e)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2022, these securities amounted to $906,024,670, which represents 76.8% of net assets of the Fund.

(f)  Payment-in-kind (PIK) security.

(g)  Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(h)  Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date shown reflects the next call date.

(i)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of April 30, 2022.

(j)  Represents 7-day effective yield as of April 30, 2022.

(k)  All or a portion of this security is segregated in connection with obligations for delayed delivery securities with a total value of $57,503,040.

(l)  As of April 30, 2022, the value of unfunded loan commitments was $220,434 for the Fund (see Note A of the Notes to Financial Statements).

POSITIONS BY COUNTRY

Country	Investments at Value	Percentage of Net Assets
United States	$983,358,971	83.3%
Cayman Islands	55,354,898	4.7%
Canada	26,949,263	2.3%
United Kingdom	15,651,871	1.3%
Luxembourg	10,441,599	0.9%
France	7,899,810	0.6%
Germany	6,636,090	0.6%
Switzerland	6,543,183	0.5%
Italy	4,777,044	0.4%
Zambia	3,363,387	0.3%
Ireland	3,008,940	0.3%
Finland	2,756,559	0.2%
Netherlands	2,281,125	0.2%
Spain	1,806,552	0.2%
Australia	1,240,843	0.1%
Short-Term Investments and Other Liabilities—Net	48,170,713	4.1%
	$1,180,240,848	100.0%

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

Derivative Instruments

At April 30, 2022, the Fund did not have any outstanding total return swaps.

For the six months ended April 30, 2022, the average notional value for the months where the Fund had total return swaps outstanding was $27,055,312 for long positions.

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2022:

Asset Valuation Inputs

	Level 1	Level 2	Level 3(b)	Total
Investments:
Loan Assignments
Health Care	$—	$6,981,411	$9,672,700	$16,654,111
Other Loan Assignments(a)	—	35,547,016	—	35,547,016
Total Loan Assignments	—	42,528,427	9,672,700	52,201,127
Corporate Bonds
Health Services	—	16,136,848	2,916,820	19,053,668
Other Corporate Bonds(a)	—	1,009,290,968	—	1,009,290,968
Total Corporate Bonds	—	1,025,427,816	2,916,820	1,028,344,636
Convertible Bonds(a)	—	5,307,925	—	5,307,925
Asset-Backed Securities	—	—	46,216,447	46,216,447
Short-Term Investments	—	57,503,040	—	57,503,040
Total Investments	$—	$1,130,767,208	$58,805,967	$1,189,573,175

(a)  The Schedule of Investments provides information on the industry or sector categorization.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/2021	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 4/30/2022	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2022
Investments in securities:
Loan Assignments(c)	$9,722	$11	$—	$(60)	$—	$—	$—	$—	$9,673	$(60)
Corporate Bonds(c)	—	(2)	—	(262)	3,181	—	—	—	2,917	(262)
Asset-Backed Securities(d)	—	—	—	(1,515)	10,929	—	36,802		46,216	(1,515)
Total	$9,722	$9	$—	$(1,837)	$14,110	$—	$36,802	$—	$58,806	$(1,837)

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

(c)  Securities categorized as Level 3 were valued using a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

(d)  Asset-Backed Collateralized Loan Obligations rated below investment grade are generally deemed Level 3 by Management.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited) April 30, 2022

PRINCIPAL AMOUNT		VALUE
Municipal Notes 100.3%
Alabama 4.9%
$700,000	Black Belt Energy Gas Dist. (Alabama Gas Prepay Gas Supply Rev. Proj. Number 5), (LOC: Morgan Stanley), Ser. 2020-A-1, 4.00%, due 10/1/2049 Putable 10/1/2026 Black Belt Energy Gas Dist. (Alabama Gas Prepay Gas Supply Rev. Proj. Number 7), (LOC: Goldman Sachs Group, Inc.)	$711,384
500,000	Ser. 2021-C-1, 4.00%, due 12/1/2026	509,993
3,500,000	Ser. 2021-C-1, 4.00%, due 10/1/2052 Putable 12/1/2026	3,557,024
1,000,000	Lower Alabama Gas Dist. Rev. Gas Proj. 2, (LOC: Goldman Sachs Group, Inc.), Ser. 2020, 4.00%, due 12/1/2050 Putable 12/1/2025	1,019,160
590,000	Taylor-Ryan Imp. Dist. Rev. Ref., (LOC: Synovus Bank), Ser. 2005, 0.59%, due 11/1/2035	590,000	(a)
		6,387,561
American Samoa 0.6%
750,000	American Samoa Econ. Dev. Au. Gen. Rev., Ser. 2021-A, 5.00%, due 9/1/2038	814,223	(b)
Arizona 4.2%
500,000	Maricopa Co. Ind. Dev. Au. Ed. Ref. Rev. (Paradise Sch. Proj. Paragon Management, Inc.), Ser. 2016, 5.00%, due 7/1/2036	519,354	(b)
1,500,000	Maricopa Co. Ind. Dev. Au. Exempt Fac. Rev. (Commercial Metals Co. Proj.), Ser. 2022, 4.00%, due 10/15/2047	1,363,714	(b)
800,000	Maricopa Co. Ind. Dev. Au. Solid Waste Disp. Rev. (Waste Management, Inc. Proj.), Ser. 2001, 3.38%, due 12/1/2031 Putable 6/3/2024	801,026
1,230,000	Maricopa Co. Ind. Dev. Au. Sr. Living Fac. Ref. Rev. (Christian Care Retirement Apts. Inc. Proj.), Ser. 2016-A, 5.00%, due 1/1/2025	1,306,209
250,000	Navajo Nation Ref. Rev., Ser. 2015-A, 5.00%, due 12/1/2025	258,955	(b)
500,000	Phoenix Ind. Dev. Au. Ed. Ref. Rev. (Great Hearts Academies), Ser. 2016-A, 5.00%, due 7/1/2046	506,359
245,000	Phoenix Ind. Dev. Au. Rev. (Deer Valley Veterans Assisted Living Proj.), Ser. 2016-A, 5.13%, due 7/1/2036	207,050
500,000	Pima Co. Ind. Dev. Au. Ed. Ref. Rev. (American Leadership Academy Proj.), Ser. 2015, 5.38%, due 6/15/2035	513,673	(b)
		5,476,340
Arkansas 0.7%
990,000	Batesville Pub. Facs. Board Hosp. Rev. Ref. (White River Hlth. Sys. Inc.), Ser. 2020, 3.00%, due 6/1/2028	958,088
California 6.8%
500,000	California Co. Tobacco Securitization Agcy. Ref. Rev., Ser. 2020-B-1, 5.00%, due 6/1/2049	520,537
	California HFA Muni. Cert.
960,731	Ser. 2019-A, 4.25%, due 1/15/2035	1,004,120
492,192	Ser. 2021-1-A, 3.50%, due 11/20/2035	492,165
250,000	California Muni. Fin. Au. Charter Sch. Lease Rev. (Santa Rosa Academy Proj.), Ser. 2015, 5.13%, due 7/1/2035	255,576	(b)
	California Muni. Fin. Au. Charter Sch. Rev. (John Adams Academics Proj.)
410,000	Ser. 2015-A, 4.50%, due 10/1/2025	415,236
400,000	Ser. 2019-A, 5.00%, due 10/1/2049	383,853	(b)
500,000	California Muni. Fin. Au. Charter Sch. Rev. (Palmdale Aerospace Academy Proj.), Ser. 2016, 5.00%, due 7/1/2031	513,944	(b)
400,000	California Muni. Fin. Au. Rev. (Baptist Univ.), Ser. 2015-A, 5.00%, due 11/1/2030	424,714	(b)
830,000	California St. Dept. of Veterans Affairs Home Purchase Ref. Rev., Ser. 2016-A, 2.85%, due 12/1/2027	813,454

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$470,000	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Aemerge Redpak Svcs. So. California LLC Proj.), Ser. 2016, 7.00%, due 12/1/2027	$47,000	(b)(c)
250,000	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Calplant I Green Bond Proj.), Ser. 2019, 7.50%, due 12/1/2039	6,239	(b)(c)
250,000	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Green Bond-Rialto Bioenergy Fac. LLC, Proj.), Ser. 2019, 7.50%, due 12/1/2040	167,510	(b)
500,000	California St. Sch. Fin. Au. Charter Sch. Rev. (Downtown College Prep-Oblig. Group), Ser. 2016, 4.75%, due 6/1/2036	504,036	(b)
600,000	California St. Sch. Fin. Au. Charter Sch. Rev. (Rocketship Ed.), Ser. 2016-A, 5.00%, due 6/1/2031	618,949	(b)
400,000	California Statewide CDA Rev. Ref. (Lancer Ed. Std. Hsg. Proj.), Ser. 2016-A, 5.00%, due 6/1/2036	413,076	(b)
60,000	California Statewide CDA Spec. Tax Rev. Ref. (Comm. Facs. Dist. Number 2007-01 Orinda Wilder Proj.), Ser. 2015, 4.50%, due 9/1/2025	62,244
350,000	Foothill-Eastern Trans. Corridor Agcy. Toll Road Rev. Sr. Lien, Ser. 2021-A, 4.00%, due 1/15/2046	332,906
	Golden St. Tobacco Securitization Corp. Tobacco Settlement Rev. Ref.
225,000	Ser. 2018-A-2, 5.00%, due 6/1/2047 Pre-Refunded 6/1/22	225,674
5,000,000	Ser. 2021-B-2, 0.00%, due 6/1/2066	538,283
530,000	Tender Option Bond Trust Receipts/Cert. Various St. (Floaters), Ser. 2021, (LOC: Mizuho Cap. Markets LLC), 0.64%, due 9/14/2022	530,000	(a)(b)
500,000	Tobacco Securitization Au. Southern California Tobacco Settlement Rev. Ref. (San Diego Co. Asset Securitization Corp.), Ser. 2019-A, Class 1, 5.00%, due 6/1/2048	526,047
		8,795,563
Colorado 3.8%
750,000	Colorado St. Hlth. Facs. Au. Hosp. Rev. Ref. (Commonspirit Hlth.), Ser. 2019-A-2, 4.00%, due 8/1/2049	709,749
471,000	Crystal Crossing Metro. Dist. Ref. G.O., Ser. 2016, 4.50%, due 12/1/2026	473,404
300,000	Denver Convention Ctr. Hotel Au. Ref. Rev., Ser. 2016, 5.00%, due 12/1/2027	317,399
1,250,000	Denver Hlth. & Hosp. Au. Healthcare Rev. Ref., Ser. 2019-A, 4.00%, due 12/1/2040	1,222,180
500,000	Littleton Village Metro. Dist. Number 2 Ref. G.O., Ser. 2015, 5.38%, due 12/1/2045	501,761
	Park Creek Metro. Dist. Ref. Tax Allocation Rev. (Sr. Ltd. Prop. Tax Supported)
250,000	Ser. 2015-A, 5.00%, due 12/1/2034	264,889
175,000	Ser. 2015-A, 5.00%, due 12/1/2035	185,301
500,000	Ser. 2015-A, 5.00%, due 12/1/2045	524,772
800,000	Pueblo Urban Tax Increment Rev. Au. (Evraz Proj.), Ser. 2021-A, 4.75%, due 12/1/2045	746,188	(b)
		4,945,643
Florida 3.1%
200,000	Cap. Trust Agcy. Sr. Living Rev. (H-Bay Ministries, Inc. Superior Residences-Third Tier), Ser. 2018-C, 7.50%, due 7/1/2053	7,000	(b)(c)
650,000	Florida Dev. Fin. Corp. Ed. Facs. Rev. Ref. (Pepin Academies, Inc.), Ser. 2016-A, 5.00%, due 7/1/2036	604,348
450,000	Florida St. Dev. Fin. Corp. Ed. Facs. Rev. (Renaissance Charter Sch., Inc. Proj.), Ser. 2015-A, 6.00%, due 6/15/2035	471,666	(b)
150,000	Florida St. Hsg. Fin. Corp. Rev., Ser. 2015-1, (GNMA/FNMA/FHLMC Insured), 3.75%, due 7/1/2035	150,586
400,000	Greater Orlando Aviation Au. Arpt. Facs. Spec. Purp. Rev. (JetBlue Airways Corp. Proj.), Ser. 2013, 5.00%, due 11/15/2036	405,441
	Miami Beach Hlth. Fac. Au. (Mount Sinai Med. Ctr. of Florida)
250,000	Ser. 2021-B, 4.00%, due 11/15/2035	246,525
300,000	Ser. 2021-B, 4.00%, due 11/15/2037	293,508
500,000	Ser. 2021-B, 4.00%, due 11/15/2038	487,834
500,000	Ser. 2021-B, 4.00%, due 11/15/2039	485,850
970,000	Village Comm. Dev. Dist. Number 13 Spec. Assessment Rev., Ser. 2019, 3.70%, due 5/1/2050	829,141
		3,981,899
See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Georgia 2.8%
$500,000	DeKalb Co. Hsg. Au. Sr. Living Rev. Ref. (Baptist Retirement Comm. of Georgia Proj.), Ser. 2019-A, 5.13%, due 1/1/2049	$349,500	(b)
1,500,000	Main Street Natural Gas, Inc. Gas Supply Rev., Ser. 2022-C, 4.00%, due 8/1/2052 Putable 11/1/2027	1,495,596	(b)
1,875,000	Monroe Co. Dev. Au. PCR Rev. (Georgia Pwr. Co. Plant-Scherer Proj.), Ser. 2009, 1.00%, due 7/1/2049 Putable 8/21/2026	1,740,034
		3,585,130
Guam 1.2%
750,000	Guam Gov't Bus. Privilege Tax Rev. Ref., Ser. 2021-F, 4.00%, due 1/1/2036	701,293
250,000	Guam Gov't Hotel Occupancy Tax Rev., Ser. 2021-A, 5.00%, due 11/1/2035	264,193
500,000	Guam Pwr. Au. Rev., Ser. 2022-A, 5.00%, due 10/1/2034	530,605	(d)
		1,496,091
Hawaii 0.6%
	Hawaii St. Dept. of Budget & Fin. Spec. Purp. Rev. Ref.
250,000	Ser. 2015-A, 5.00%, due 1/1/2035	248,362	(b)
500,000	Ser. 2015-A, 5.00%, due 1/1/2045	470,124	(b)
		718,486
Illinois 9.6%
	Chicago G.O.
1,000,000	Ser. 2019-A, 5.00%, due 1/1/2044	1,047,871
500,000	Ser. 2019-A, 5.50%, due 1/1/2049	536,941
200,000	Chicago O'Hare Int'l Arpt. Rev. Ref., Ser. 2015-A, 5.00%, due 1/1/2028	208,637
500,000	Chicago O'Hare Int'l Arpt. Spec. Fac. Rev. (Trips Obligated Group), Ser. 2018, 5.00%, due 7/1/2048	519,349
1,000,000	Chicago Ref. G.O., Ser. 2021-A, 4.00%, due 1/1/2035	946,298
155,000	Chicago Wastewater Rev. (Second Lien Proj.), Ser. 2014, 5.00%, due 11/1/2027	162,921
500,000	Chicago Wastewater Transmission Rev. Ref. (Second Lien), Ser. 2008-C, 5.00%, due 1/1/2039	526,230
400,000	Illinois Fin. Au. Charter Sch. Rev. (Intrinsic Sch.-Belmont Sch. Proj.), Ser. 2015-A, 5.75%, due 12/1/2035	422,423	(b)
425,000	Illinois Fin. Au. Rev. Ref. (Rosalind Franklin Univ. of Medicine & Science), Ser. 2017-A, 5.00%, due 8/1/2047	443,864
	Illinois St. G.O.
2,000,000	Ser. 2017-D, 5.00%, due 11/1/2028	2,147,737
1,800,000	Ser. 2020, 5.75%, due 5/1/2045	1,973,813
500,000	Ser. 2021-A, 4.00%, due 3/1/2039	468,924
	Illinois St. G.O. Ref.
860,000	Ser. 2016, 5.00%, due 2/1/2024	891,807
485,000	Ser. 2016, 5.00%, due 2/1/2026	515,906
140,000	Illinois St. Sales Tax Rev., Ser. 1992-P, 6.50%, due 6/15/2022	140,718
1,000,000	Metro. Pier & Exposition Au. Rev. Ref. (McCormick Place Expansion Proj.), Ser. 2022-A, 4.00%, due 6/15/2052	908,739
500,000	Upper Illinois River Valley Dev. Au. Rev. Ref. (Cambridge Lakes Learning Ctr.), Ser. 2017-A, 5.25%, due 12/1/2047	477,642	(b)
		12,339,820

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Indiana 0.9%
$500,000	Indiana St. Fin. Au. Rev. (Greencroft Oblig. Group), Ser. 2021-A, 4.00%, due 11/15/2043	$459,269
665,000	Indianapolis Econ. Dev. Rev. Ref. (Brookhaven Co. Line Apts. Proj.), Ser. 2013-A, 6.25%, due 7/1/2043 Pre-Refunded 7/1/2023	692,789
		1,152,058
Iowa 2.3%
400,000	Iowa Higher Ed. Loan Au. Ref. Rev. (Wartburg College Proj.), Ser. 2015, 5.00%, due 10/1/2032 Iowa Higher Ed. Loan Au. Rev. (Private College Des Moines Univ. Proj.)	402,348
1,160,000	Ser. 2020, 5.00%, due 10/1/2029	1,273,264
1,220,000	Ser. 2020, 5.00%, due 10/1/2030	1,345,147
		3,020,759
Kansas 0.7%
	Goddard Kansas Sales Tax Spec. Oblig. Rev. (Olympic Park Star Bond Proj.)
275,000	Ser. 2019, 3.60%, due 6/1/2030	257,852
700,000	Ser. 2021, 3.50%, due 6/1/2034	600,476
		858,328
Kentucky 1.6%
405,000	Kentucky Econ. Dev. Fin. Au. (Sr. Next Generation Information Hwy. Proj.), Ser. 2015-A, 4.00%, due 7/1/2029	413,612
435,000	Kentucky Econ. Dev. Fin. Au. Rev. Ref. (Owensboro Hlth., Inc. Obligated Group), Ser. 2017-A, (AGM Insured), 4.00%, due 6/1/2037	437,357
1,000,000	Kentucky Muni. Pwr. Agcy. Pwr. Sys. Rev. Ref. (Prairie St. Proj.), Ser. 2019-A, 4.00%, due 9/1/2045	995,021
200,000	Kentucky St. Pub. Energy Au. Gas Supply Rev., (Morgan Stanley), Ser. 2018-A, 4.00%, due 4/1/2048 Putable 4/1/2024	202,836
		2,048,826
Louisiana 1.3%
400,000	Louisiana Local Gov't Env. Facs. & Comm. Dev. Au. Rev. Ref. (Westside Habilitation Ctr. Proj.), Ser. 2017-A, 5.75%, due 2/1/2032	401,934	(b)
300,000	Louisiana St. Local Gov't Env. Facs. & Comm. Dev. Au. Rev. (Lafourche Parish Gomesa Proj.), Ser. 2019, 3.95%, due 11/1/2043	254,571	(b)
500,000	New Orleans Aviation Board Rev. (Gen. Arpt. Terminal), Ser. 2017-B, 5.00%, due 1/1/2026	531,428
550,000	St. John the Baptist Parish LA Rev. Ref. (Marathon Oil Corp. Proj.), Ser. 2017-A-1, 2.00%, due 6/1/2037 Putable 4/1/2023	543,530
		1,731,463
Maine 0.5%
500,000	Maine St. Fin. Au. (Green Bond-Go Lab Madison, LLC Proj.), Ser. 2021, 8.00%, due 12/1/2051	403,946	(b)
200,000	Maine St. Fin. Au. Solid Waste Disp. Rev. (Casella Waste Sys. Proj.), Ser. 2015, 5.13%, due 8/1/2035 Putable 8/1/2025	210,817	(b)
		614,763
Maryland 2.9%
1,000,000	Baltimore Co. G.O. (Metro. Dist. Bonds, 83rd Issue), Ser. 2021, 5.00%, due 3/1/2031	1,175,460
250,000	Baltimore Spec. Oblig. Ref. Rev. Sr. Lien (Harbor Point Proj.), Ser. 2019-A, 3.63%, due 6/1/2046	211,817	(b)

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$1,000,000	Maryland St. Hsg. & Comm. Dev. Administration Dept. Rev., Ser. 2020-D, 1.95%, due 9/1/2035	$816,997
1,500,000	Tender Option Bond Trust Receipts/Cert. Various St. (Floaters), Ser. 2018, (LOC: JP Morgan Chase Bank N.A.), 0.61%, due 5/1/2026	1,500,000	(a)(b)
		3,704,274
Michigan 2.2%
1,050,000	Detroit Social Bonds G.O., Ser. 2021-A, 4.00%, due 4/1/2042	953,793
1,500,000	Michigan St. Strategic Fund Ltd. Oblig. Rev. (Green Bond-Recycled Board Machine Proj.), Ser. 2021, 4.00%, due 10/1/2061 Putable 10/1/2026	1,531,604
400,000	Summit Academy Pub. Sch. Academy Ref. Rev., Ser. 2005, 6.38%, due 11/1/2035	400,017
		2,885,414
Minnesota 0.6%
500,000	St. Paul Hsg. & Redev. Au. Charter Sch. Lease Rev. (Academia Cesar Chavez Sch. Proj.), Ser. 2015-A, 5.25%, due 7/1/2050	463,979
300,000	St. Paul Hsg. & Redev. Au. Charter Sch. Lease Rev. (Twin Cities Academy Proj.), Ser. 2015-A, 5.00%, due 7/1/2035	305,063
		769,042
Mississippi 0.2%
300,000	Mississippi Dev. Bank Spec. Oblig. (Jackson Co. Gomesa Proj.), Ser. 2021, 3.63%, due 11/1/2036	256,155	(b)
Montana 0.6%
1,000,000	Gallatin Co. IDR (Bozeman Fiber Proj.), Ser. 2021-A, 4.00%, due 10/15/2051	790,633	(b)
Nevada 0.4%
500,000	Director of the St. of Nevada Dept. of Bus. & Ind. Rev. (Somerset Academy), Ser. 2015-A, 5.13%, due 12/15/2045	511,471	(b)
New Hampshire 0.5%
750,000	Nat'l Fin. Au. Rev. (Green Bond), Ser. 2020-B, 3.75%, due 7/1/2045 Putable 7/2/2040	649,453	(b)
New Jersey 5.0%
	Atlantic City G.O. Ref.
200,000	Ser. 2017-A, (BAM Insured), 5.00%, due 3/1/2026	216,206
200,000	Ser. 2017-A, (BAM Insured), 5.00%, due 3/1/2032	219,737
350,000	New Jersey Econ. Dev. Au. Spec. Fac. Rev. Ref. (Port Newark Container Term. LLC Proj.), Ser. 2017, 5.00%, due 10/1/2047	364,963
250,000	New Jersey Higher Ed. Assist. Au. Rev. (Std. Loan Rev.), Ser. 2017-1A, 5.00%, due 12/1/2025	267,509
750,000	New Jersey Higher Ed. Assist. Au. Rev. Ref. (Std. Loan Rev.), Ser. 2018-B, 5.00%, due 12/1/2027	822,729
	New Jersey Hlth. Care Facs. Fin. Au. Contract Rev. Ref. (Hosp. Asset Trans. Prog.)
1,265,000	Ser. 2017, 5.00%, due 10/1/2026	1,364,658
1,115,000	Ser. 2017, 5.00%, due 10/1/2028	1,212,189
1,250,000	New Jersey St. Trans. Trust Fund Au., Ser. 2019-BB, 4.00%, due 6/15/2050	1,162,726
	Newark Board of Ed. G.O. (Sustainability Bonds)
300,000	Ser. 2021, (BAM Insured), 5.00%, due 7/15/2030	342,474
500,000	Ser. 2021, (BAM Insured), 3.00%, due 7/15/2038	441,061
		6,414,252

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
New Mexico 0.4%
$670,000	Winrock Town Ctr. Tax Increment Dev. Dist. Number 1 (Sr. Lien), Ser. 2022, 4.25%, due 5/1/2040	$579,922	(b)
New York 6.4%
300,000	New York St. Dorm. Au. Rev. Ref. Non St. Supported Debt (Montefiore Obligated Group), Ser. 2018-A, 4.00%, due 8/1/2037	287,698
900,000	New York St. Dorm. Au. Rev. Ref. Non St. Supported Debt (Orange Reg. Med. Ctr.), Ser. 2017, 5.00%, due 12/1/2022	916,469	(b)
1,300,000	New York St. Dorm. Au. Rev. Ref. Non St. Supported Debt (Garnet Hlth. Med. Ctr.), Ser. 2017, 5.00%, due 12/1/2035	1,411,650	(b)
1,000,000	New York St. Trans. Dev. Corp. Exempt Fac. Rev. (Empire St. Thruway Svc. Areas Proj.), Ser. 2021, 4.00%, due 4/30/2053	952,164
500,000	New York St. Trans. Dev. Corp. Spec. Fac. Rev. (Delta Airlines, Inc.-LaGuardia Arpt. Term. C&D Redev.), Ser. 2018, 5.00%, due 1/1/2028	529,750
40,000	New York St. Trans. Dev. Corp. Spec. Fac. Rev. (LaGuardia Arpt. Term. B Redev. Proj.), Ser. 2016-A, 4.00%, due 7/1/2041	38,574
	New York St. Trans. Dev. Corp. Spec. Fac. Rev. Ref. (American Airlines, Inc., John F Kennedy Int'l Arpt. Proj.)
500,000	Ser. 2016, 5.00%, due 8/1/2031	493,415
200,000	Ser. 2021, 3.00%, due 8/1/2031	185,114
400,000	New York St. Trans. Dev. Corp. Spec. Fac. Rev. Ref. (John F Kennedy Int'l Arpt. Term. 4 Proj.), Ser. 2022, 4.00%, due 12/1/2042	372,216
750,000	Suffolk Tobacco Asset Securitization Corp. Ref. (Tobacco Settle Asset Backed Sub. Bonds), Ser. 2021-B-1, 4.00%, due 6/1/2050	698,452
500,000	Westchester Co. Local Dev. Corp. Rev. (Purchase Sr. Learning Comm., Inc. Proj.), Ser. 2021-A, 5.00%, due 7/1/2056	454,510	(b)
1,500,000	Westchester Co. Local Dev. Corp. Rev. Ref. (Kendal on Hudson Proj.), Ser. 2022-B, 5.00%, due 1/1/2051	1,547,820	(d)
420,000	Yonkers Econ. Dev. Corp. Ed. Rev. (Charter Sch. of Ed. Excellence Proj.), Ser. 2019-A, 5.00%, due 10/15/2039	427,304
		8,315,136
North Carolina 0.6%
250,000	North Carolina Med. Care Commission Retirement Facs. First Mtge. Rev. (Sharon Towers), Ser. 2019-A, 5.00%, due 7/1/2049	252,380
500,000	North Carolina St. Med. Care Commission Retirement Facs. Rev. (Friends Homes, Inc.), Ser. 2020-A, 4.00%, due 9/1/2035	488,851
		741,231
Ohio 8.7%
550,000	Akron Bath Copley Jt. Twp. Hosp. Dist. (Summa Hlth. Sys. Oblig.), Ser. 2020, 4.00%, due 11/15/2035	544,041
5,365,000	Buckeye Tobacco Settlement Fin. Au. Asset-Backed Sr. Ref. Rev., Ser. 2020-B-2, 5.00%, due 6/1/2055	5,217,488
750,000	Cleveland-Cuyahoga Co. Port Au. Tax Increment Fin. Rev. Ref. (Sr.-Flats East Bank Proj.), Ser. 2021-A, 4.00%, due 12/1/2055	627,483	(b)
250,000	Jefferson Co. Port Au. Econ. Dev. Rev. (JSW Steel USA, Ohio, Inc. Proj.), Ser. 2021, 3.50%, due 12/1/2051	188,621	(b)
500,000	Ohio St. Air Quality Dev. Au. (Ohio Valley Elec. Corp. Proj.), Ser. 2009-B, 1.38%, due 2/1/2026 Putable 11/1/2024	473,083
500,000	Ohio St. Air Quality Dev. Au. Exempt Facs. Rev. (AMG Vanadium LLC Proj.), Ser. 2019-D, 5.00%, due 7/1/2049	490,496	(b)

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$1,000,000	Ohio St. Air Quality Dev. Au. Exempt Facs. Rev. (Pratt Paper LLC Proj.), Ser. 2017, 4.50%, due 1/15/2048	$981,995	(b)
1,500,000	Ohio St. Air Quality Dev. Au. Rev. (Ohio Valley Elec. Corp. Proj.), Ser. 2014-B, 2.60%, due 6/1/2041 Putable 10/1/2029	1,395,471
750,000	Ohio St. Air Quality Dev. Au. Rev. Ref. (Ohio Valley Elec. Corp. Proj.), Ser. 2019-A, 3.25%, due 9/1/2029	696,975
250,000	Port Au. of Greater Cincinnati Dev. Rev. (Convention Ctr. Hotel Acquisition and Demolition Proj.), Ser. 2020-A, 3.00%, due 5/1/2023	248,581
365,000	So. Ohio Port Exempt Fac. Au. Rev. (PureCycle Proj.), Ser. 2020-A, 7.00%, due 12/1/2042	335,983	(b)
		11,200,217
Oregon 0.5%
750,000	Yamhill Co. Hosp. Au. Ref. (Friendsview), Ser. 2021-A, 5.00%, due 11/15/2056	681,558
Pennsylvania 0.9%
200,000	Luzerne Co. G.O. Ref., Ser. 2017-B, (AGM Insured), 5.00%, due 12/15/2027	220,565
750,000	Pennsylvania Econ. Dev. Fin. Au. Rev. (Bridges Finco LP), Ser. 2016-C, 5.00%, due 12/31/2038	783,235
400,000	Pennsylvania Econ. Dev. Fin. Au. Rev. Ref. (Tapestry Moon Sr. Hsg. Proj.), Ser. 2018-A, 6.75%, due 12/1/2053	160,000	(b)(c)
		1,163,800
Puerto Rico 5.6%
287,831	Puerto Rico Commonwealth G.O., CVI, Subser. 2022, due 11/1/2043	149,672
	Puerto Rico Commonwealth G.O. (Restructured)
64,548	Ser. 2022-A-1, 5.25%, due 7/1/2023	65,326
29,730	Ser. 2021-A-1, 0.00%, due 7/1/2024	27,031
64,367	Ser. 2021-A-1, 5.38%, due 7/1/2025	66,492
63,784	Ser. 2021-A-1, 5.63%, due 7/1/2027	67,570
62,750	Ser. 2021-A-1, 5.63%, due 7/1/2029	67,504
60,948	Ser. 2021-A-1, 5.75%, due 7/1/2031	66,564
74,376	Ser. 2021-A-1, 0.00%, due 7/1/2033	42,434
57,794	Ser. 2021-A-1, 4.00%, due 7/1/2033	53,595
51,950	Ser. 2021-A-1, 4.00%, due 7/1/2035	48,023
44,586	Ser. 2021-A-1, 4.00%, due 7/1/2037	40,060
60,620	Ser. 2021-A-1, 4.00%, due 7/1/2041	54,444
63,045	Ser. 2021-A-1, 4.00%, due 7/1/2046	55,219
2,500,000	Puerto Rico Elec. Pwr. Au. Rev., Ser. 2012-A, 5.00%, due 7/1/2042	2,387,500	(c)(f)
	Puerto Rico Ind. Tourist Ed. Med. & Env. Ctrl. Fac. Rev. (Hosp. Auxilio Mutuo Oblig. Group Proj.)
550,000	Ser. 2021, 5.00%, due 7/1/2030	613,313
100,000	Ser. 2021, 5.00%, due 7/1/2034	110,753
3,260,000	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Ser. 2018-A-1, 5.00%, due 7/1/2058	3,341,370
		7,256,870
Rhode Island 0.6%
675,000	Rhode Island St. Std. Loan Au. Std. Loan Rev. (Sr. Prog.), Ser. 2017-A, 5.00%, due 12/1/2024	713,073
South Carolina 1.1%
500,000	Lancaster Co. Assessment Rev. Ref. (Walnut Creek Imp. Dist.), Ser. 2016-A-1, 5.00%, due 12/1/2031	503,076
150,000	South Carolina St. Jobs Econ. Dev. Au. Econ. Dev. Rev. (River Park Sr. Living Proj.), Ser. 2017-A, 7.75%, due 10/1/2057	160,899

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$500,000	South Carolina St. Jobs Econ. Dev. Au. Solid Waste Disp. Rev. (Green Bond-Jasper Pellets LLC, Proj.), Ser. 2018-A, 7.00%, due 11/1/2038	$369,812	(b)
300,000	South Carolina St. Jobs Econ. Dev. Au. Solid Waste Disp. Rev. (Green Bond-Last Step Recycling LLC, Proj.), Ser. 2021-A, 6.50%, due 6/1/2051	249,473	(b)
500,000	South Carolina St. Jobs Econ. Dev. Au. Solid Waste Disp. Rev. (RePower South Berkeley LLC Proj.), Ser. 2017, 6.25%, due 2/1/2045	200,000	(b)(c)
		1,483,260
Texas 7.9%
750,000	Anson Ed. Facs. Corp. Ed. Rev. (Arlington Classics Academy), Ser. 2016-A, 5.00%, due 8/15/2045	761,991
1,000,000	Conroe Local Gov't Corp. Hotel Rev. (Conroe Convention Ctr. Hotel), Ser. 2021-A, 4.00%, due 10/1/2050	892,872
400,000	Fort Bend Co. Ind. Dev. Corp. Rev. (NRG Energy, Inc.), Ser. 2012-A, 4.75%, due 5/1/2038	403,300
750,000	Hale Ctr. Ed. Fac. Corp. Rev. Ref. (Wayland Baptist Univ. Proj.), Ser. 2022, 5.00%, due 3/1/2033	795,349
	Hidalgo Co. Reg. Mobility Au. Toll & Vehicle Registration Jr. Lien Ref.
750,000	Ser. 2022-B, 4.00%, due 12/1/2037	701,115
755,000	Ser. 2022-B, 4.00%, due 12/1/2039	696,482
1,000,000	Ser. 2022-B, 4.00%, due 12/1/2040	916,191
	Houston Arpt. Sys. Rev. (United Airlines, Inc. Terminal Imp. Proj.)
400,000	Ser. 2015-B-1, 5.00%, due 7/15/2030	415,076
750,000	Ser. 2021-B-1, 4.00%, due 7/15/2041	680,672
294,783	Mission Econ. Dev. Corp. Wtr. Supply Rev. (Green Bond-Env. Wtr. Minerals Proj.), Ser. 2015, 7.75%, due 1/1/2045	23,583	(b)(c)
500,000	New Hope Cultural Ed. Facs. Fin. Corp. Rev. (Beta Academy), Ser. 2019, 5.00%, due 8/15/2049	500,602	(b)
500,000	New Hope Cultural Ed. Facs. Fin. Corp. Sr. Living Rev. (Cardinal Bay, Inc. Village On The Park Carriage), Ser. 2016-C, 5.50%, due 7/1/2046	250,000
500,000	New Hope Cultural Ed. Facs. Fin. Corp. Std. Hsg. Rev. (NCCD-College Sta. Properties LLC), Ser. 2015-A, 5.00%, due 7/1/2047	475,000
300,000	Port Beaumont Navigation Dist. Dock & Wharf Fac. Rev. Ref. (Jefferson Gulf Coast Energy Proj.), Ser. 2020-A, 3.63%, due 1/1/2035	271,613	(b)
500,000	Texas St. Private Activity Bond Surface Trans. Corp. Rev. (Sr. Lien-Blueridge Trans. Group LLC), Ser. 2016, 5.00%, due 12/31/2040	524,782
1,000,000	Texas St. Private Activity Bond Surface Trans. Corp. Sr. Lien Rev. Ref. (Sr. North Tarrant Express Managed Lanes Proj.), Ser. 2019-A, 5.00%, due 12/31/2030	1,098,639
750,000	Texas St. Trans. Commission Turnpike Sys. Rev. Ref., Ser. 2015-C, 5.00%, due 8/15/2034	774,231
		10,181,498
Utah 1.4%
750,000	Mida Mountain Village Pub. Infrastructure Dist. Spec. Assessment (Mountain Village Assessment Area Number 2), Ser. 2021, 4.00%, due 8/1/2050	586,854	(b)
	Utah Infrastructure Agcy. Telecommunication Rev.
600,000	Ser. 2019, 4.00%, due 10/15/2036	537,015
1,000,000	Ser. 2021, 3.00%, due 10/15/2045	682,645
		1,806,514
Vermont 0.8%
500,000	Vermont Econ. Dev. Au. Solid Waste Disp. Rev. (Casella Waste Sys., Inc.), Ser. 2013, 4.63%, due 4/1/2036 Putable 4/3/2028	523,278	(b)
	Vermont Std. Assist. Corp. Ed. Loan Rev.
310,000	Ser. 2013-A, 3.90%, due 6/15/2022	310,552
215,000	Ser. 2015-A, 4.13%, due 6/15/2028	216,548
		1,050,378

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Virginia 1.6%
$400,000	Embrey Mill Comm. Dev Au. Spec. Assessment Rev., Ser. 2015, 5.30%, due 3/1/2035 Pre-Refunded 3/1/2025	$426,914	(b)
200,000	Virginia College Bldg. Au. Ed. Facs. Rev. (Green Bonds-Marymount Univ. Proj.), Ser. 2015-B, 5.25%, due 7/1/2035	203,418	(b)
1,500,000	Virginia Small Bus. Fin. Au. Rev. Ref. Sr. Lien ( 95 Express Lanes LLC Proj.), Ser. 2022, 4.00%, due 1/1/2048	1,397,760
		2,028,092
Washington 2.6%
2,500,000	Snohomish Co. Pub. Utils. Dist. Number 1 Elec. Rev., Ser. 2021-A, 5.00%, due 12/1/2051	2,787,166
500,000	Washington St. Hlth. Care Fac. Au. Rev. Ref. (Virginia Mason Med. Ctr.), Ser. 2017, 5.00%, due 8/15/2026	533,734
		3,320,900
Wisconsin 1.7%
300,000	Pub. Fin. Au. Ed. Rev. (Research Triangle High Sch. Proj.), Ser. 2015-A, 5.38%, due 7/1/2035	307,635	(b)
500,000	Pub. Fin. Au. Hosp. Rev. Ref. (Carson Valley Med. Ctr.), Ser. 2021-A, 4.00%, due 12/1/2051	447,564
411,673	Pub. Fin. Au. Rev. (Goodwill Industries of So. Nevada Proj.), Ser. 2015-A, 5.50%, due 12/1/2038	362,269
500,000	Pub. Fin. Au. Sr. Rev. (Wonderful Foundations Charter Sch. Portfolio Proj.), Ser. 2020-A-1, 5.00%, due 1/1/2055	460,817	(b)
500,000	Pub. Fin. Spec. Fac. Au. Rev. (Sky Harbour Cap. LLC Aviation Fac. Proj.), Ser. 2021, 4.00%, due 7/1/2041	431,345
200,000	St. Croix Chippewa Indians of Wisconsin Ref., Ser. 2021, 5.00%, due 9/30/2041	160,954	(b)
		2,170,584
Other 1.5%
2,000,000	JPMorgan Chase Putters/Drivers Trust Var. Sts. Rev. (Putters), (LOC: JP Morgan Chase Bank N.A.), Ser. 2019, 0.59%, due 3/20/2024	2,000,000	(a)(b)
	Total Investments 100.3% (Cost $141,052,230)	129,598,768
	Liabilities Less Other Assets (0.3)%	(437,669)
	Net Assets 100.0%	$129,161,099

(a)  Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at April 30, 2022

(b)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2022, these securities amounted to $29,646,196, which represents 23.0% of net assets of the Fund.

(c)  Defaulted security.

(d)  When-issued security. Total value of all such securities at April 30, 2022 amounted to $2,078,425, which represents 1.6% of net assets of the Fund.

(f)  All or a portion of this security is segregated in connection with obligations for when-issued securities with a total value of $2,387,500.

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2022:

Asset Valuation Inputs

	Level 1	Level 2	Level 3	Total
Investments:
Municipal Notes(a)	$—	$129,598,768	$—	$129,598,768
Total Investments	$—	$129,598,768	$—	$129,598,768

(a)  The Schedule of Investments provides information on the state/territory or industry categorization.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^ (Unaudited) April 30, 2022

PRINCIPAL AMOUNT		VALUE
Municipal Notes 98.4%
Alabama 0.8%
$565,000	Fort Payne City G.O. (Sch. Warrants), Ser. 2018-B, (AGM Insured), 5.00%, due 5/1/2027	$628,245
Arkansas 1.1%
550,000	Benton Washington Reg. Pub. Wtr. Au. Rev. Green Bond, Ser. 2022, (BAM Insured), 4.00%, due 10/1/2033	577,532
315,000	Russellville City Wtr. & Swr. Rev., Ser. 2018, (AGM Insured), 4.00%, due 7/1/2028	328,039
		905,571
California 1.9%
250,000	California HFA Rev. (833 Bryant Apt.), Ser. 2020-N, 5.00%, due 4/1/2027	275,777
225,000	California St. Hlth. Fac. Fin. Au. Rev. (Green Bond-Kaiser Foundation Hosp.), Subser. 2017-A-1, 5.00%, due 11/1/2027	252,158
1,000,000	Glendale City Wtr. Rev. Ref., Ser. 2020, 2.00%, due 2/1/2033	846,598
200,000	San Diego Assoc. of Gov't Cap. Grant Receipts Rev. (Green Bond Mid-Coast Corridor Transit Proj.), Ser. 2019-A, 5.00%, due 11/15/2024	207,766
		1,582,299
Colorado 1.9%
200,000	Pueblo Urban Tax Increment Rev. Au. (Evraz Proj.), Ser. 2021-A, 4.75%, due 12/1/2045	186,547	(a)
1,500,000	Univ. of Colorado Enterprise Sys. Rev. Ref. (Univ. Enterprise Green Bond), Ser. 2021-C-3B, 2.00%, due 6/1/2051 Putable 10/15/2026	1,431,535
		1,618,082
Connecticut 0.6%
500,000	Waterbury Hsg. Au. Multi-Family Hsg. Rev. (Exchange Place Proj.), Ser. 2020, 0.40%, due 2/1/2023 Putable 8/1/2022	498,524
District of Columbia 0.8%
625,000	Washington Metro. Area Transit Au. Gross Rev., Ser. 2017-B, 5.00%, due 7/1/2024	658,622
Florida 2.0%
1,225,000	Miami-Dade Co. (Bldg. Better Comm. Prog.), Ser. 2015-D-REMK, 5.00%, due 7/1/2026	1,342,730
275,000	Tampa Wtr. & Wastewater Sys. Rev., Ser. 2020-A, 5.00%, due 10/1/2033	319,950
		1,662,680
Georgia 1.3%
1,000,000	Metropolitan Atlanta Rapid Transit Au. Sales Tax Rev. Ref., Ser. 2016-B, 5.00%, due 7/1/2035	1,080,124
Illinois 2.2%
1,000,000	Cook Co. Comm. Cons. Sch. Dist. # 21 G.O. (Wheeling Sch. Bldg.), Ser. 2019-A, (AGM Insured), 4.00%, due 12/1/2035	1,040,726
800,000	Southwestern Illinois Dev. Au. Local Gov't Prog. Rev. Ref. (Flood Prevention Dist. Council Proj.), Ser. 2020, 4.00%, due 4/15/2023	813,174
		1,853,900

See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Indiana 4.8%
	Anderson Sch. Bldg. Corp. (First Mtge.)
$850,000	Ser. 2018, 5.00%, due 1/15/2024	$885,322
895,000	Ser. 2018, 5.00%, due 1/15/2026	967,688
	West Central Conservancy Dist. Savage Rev. Ref.
660,000	Ser. 2021, 4.00%, due 7/1/2029	711,108
410,000	Ser. 2021, 4.00%, due 7/1/2030	441,505
900,000	Ser. 2021, 4.00%, due 1/1/2032	962,304
		3,967,927
Iowa 1.4%
1,000,000	Iowa St. Board Regents Hosp. Rev. (Univ. of Iowa Hosp. & Clinics), Ser. 2022-A, 5.00%, due 9/1/2032	1,175,020
Kentucky 7.4%
	Breathitt Co. Sch. Dist. Fin. Corp. Rev.
210,000	Ser. 2021, 2.00%, due 4/1/2027	196,771
835,000	Ser. 2021, 2.00%, due 4/1/2029	749,089
	Daviess Co. Sch. Dist. Fin. Corp. Rev.
775,000	Ser. 2021-A, 5.00%, due 12/1/2027	859,369
900,000	Ser. 2021-A, 2.00%, due 12/1/2031	764,799
	Green Co. Sch. Dist. Fin. Corp.
525,000	Ser. 2021, 2.00%, due 10/1/2024	514,765
335,000	Ser. 2021, 2.00%, due 10/1/2025	324,423
650,000	Ser. 2021, 2.00%, due 10/1/2026	620,067
	Lewis Co. Sch. Dist. Fin. Corp. Rev.
460,000	Ser. 2021-B, 2.00%, due 8/1/2024	449,742
585,000	Ser. 2021-B, 2.00%, due 8/1/2025	564,167
1,000,000	Logan-Todd Reg. Wtr. Commission Rev. Ref., Ser. 2016-A, (AGM Insured), 5.00%, due 7/1/2028	1,089,089
		6,132,281
Louisiana 3.1%
1,095,000	Louisiana Pub. Facs. Au. Rev. Ref. (Hurricane Rec. Prog.), Ser. 2014, 5.00%, due 6/1/2024	1,151,616
	Natchitoches Parish Sch. Dist. G.O. # 9
505,000	Ser. 2018, (AGM Insured), 5.00%, due 3/1/2027	554,428
755,000	Ser. 2018, (AGM Insured), 5.00%, due 3/1/2028	837,984
		2,544,028
Maine 0.3%
300,000	Maine St. Fin. Au. (Green Bond-Go Lab Madison, LLC Proj.), Ser. 2021, 8.00%, due 12/1/2051	242,368	(a)
Massachusetts 0.6%
500,000	Massachusetts HFA Rev., Ser. 2020-C-2, (HUD Section 8 Insured), 0.50%, due 6/1/2023	490,253
Michigan 12.2%
500,000	City of Detroit MI G.O., Ser. 2021-A, 4.00%, due 4/1/2040	459,768
1,000,000	Dearborn G.O. (Swr.), Ser. 2018, 4.00%, due 4/1/2033	1,037,663
	Fowlerville Comm. Sch. Dist. Ref. G.O.
1,000,000	Ser. 2022, 3.00%, due 5/1/2029	1,004,441
1,000,000	Ser. 2022, 4.00%, due 5/1/2033	1,055,192

See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
	Kent Hosp. Fin. Au. Rev. (Mary Free Bed Rehabilitation Hosp.)
$105,000	Ser. 2021-A, 5.00%, due 4/1/2028	$115,278
915,000	Ser. 2021-A, 4.00%, due 4/1/2033	935,432
500,000	Livonia Pub. Sch. Dist. G.O., Ser. 2016, (AGM Insured), 5.00%, due 5/1/2028	544,040
750,000	Michigan St. Hsg. Dev. Au. Rev. (Non Ace), Ser. 2016-B, 2.50%, due 12/1/2026	734,916
290,000	Michigan St. Hsg. Dev. Au. Rev. Ref., Ser. 2018-B, 3.15%, due 4/1/2028	290,419
1,000,000	Michigan St. Hsg. Dev. Au. Single Family Mtge. Rev. (Non Ace), Ser. 2018-C, 2.90%, due 12/1/2024	1,003,234
1,000,000	Michigan St. Strategic Fund Ltd. Oblig. Rev. (Green Bond-Recycled Board Machine Proj.), Ser. 2021, 4.00%, due 10/1/2061 Putable 10/1/2026	1,021,069
	Trenton Pub. Sch. Dist. G.O. (Sch. Bldg. & Site)
1,025,000	Ser. 2018, 5.00%, due 5/1/2039	1,120,228
785,000	Ser. 2018, 5.00%, due 5/1/2036	860,972
		10,182,652
Minnesota 0.3%
210,000	St. Paul Hsg. & Redev. Au. Charter Sch. Lease Rev. (Metro Deaf Sch. Proj.), Ser. 2018-A, 5.00%, due 6/15/2038	213,317	(a)
Mississippi 1.9%
	West Rankin Utils. Au. Rev.
440,000	Ser. 2018, (AGM Insured), 5.00%, due 1/1/2043 Pre-Refunded 1/1/2028	494,008
1,000,000	Ser. 2018, (AGM Insured), 5.00%, due 1/1/2048 Pre-Refunded 1/1/2028	1,122,746
		1,616,754
Missouri 3.5%
1,000,000	Bi- St. Dev. Agcy. of the Missouri-Illinois Metro. Dist. Rev. Ref. (Combined Lien Mass Transit Sales Tax Appropriation), Ser. 2019, 4.00%, due 10/1/2036	1,038,328
	Missouri St. Env. Imp. & Energy Res. Au. Wtr. PCR
660,000	Ser. 2018-A, 5.00%, due 7/1/2029	746,060
510,000	Ser. 2018-A, 5.00%, due 1/1/2030	575,631
500,000	Missouri St. Hlth. & Ed. Fac. Au. (St. Louis Collage of Pharmacy Proj.), Ser. 2013, 5.00%, due 5/1/2023	511,873
		2,871,892
New Jersey 2.6%
385,000	New Jersey St. Econ. Dev. Au. Rev. (Social Bonds), Ser. 2019-QQQ, 5.00%, due 6/15/2025	408,565
650,000	New Jersey St. Hsg. & Mtge. Fin. Agcy. Multi-Family Rev. Ref., Ser. 2017-A, 2.60%, due 11/1/2024	649,648
570,000	New Jersey St. Trans. Trust Fund Au. Rev. Ref., Ser. 2021-A, 5.00%, due 6/15/2031	624,979
575,000	Newark Board of Ed. G.O. (Sustainability Bonds), Ser. 2021, (BAM Insured), 3.00%, due 7/15/2038	507,220
		2,190,412
New York 14.6%
100,000	Buffalo & Erie Co. Ind. Land Dev. Corp. Rev. Ref. (Charter Sch. for Applied Technologies Proj.), Ser. 2017-A, 4.00%, due 6/1/2022	100,146
250,000	Buffalo Swr. Au. Env. Impact Rev. (Green Bond), Ser. 2021, (BAM Insured), 1.75%, due 6/15/2049	212,781	(b)
200,000	Build NYC Res. Corp. Rev. (New Dawn Charter Sch. Proj.), Ser. 2019, 5.75%, due 2/1/2049	204,499	(a)
	Metro. Trans. Au. Rev.
1,315,000	Ser. 2008-B-3, 5.00%, due 11/15/2023	1,363,912
1,000,000	Ser. 2016-B, 5.00%, due 11/15/2025	1,065,184

See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$200,000	Metro. Trans. Au. Rev. (Green Bond), Ser. 2017-B, 5.00%, due 11/15/2023	$207,433
150,000	Nassau Co. Local Econ. Assist. Corp. Rev. (Catholic Hlth. Svcs. of Long Island Obligated Group Proj.), Ser. 2014, 5.00%, due 7/1/2027	157,325
1,000,000	New York City Hlth. & Hosp. Corp. Hlth. Sys. Rev., Ser. 2021-A, 5.00%, due 2/15/2029	1,123,938
	New York City Hsg. Dev. Corp. Multi-Family Hsg. Rev. (Sustainable Dev. Bonds)
1,060,000	Ser. 2020-A-3, 1.13%, due 5/1/2060 Putable 11/1/2024	1,018,436
825,000	Ser. 2021-F-1, 1.05%, due 5/1/2028	738,307
1,090,000	Ser. 2021-F-1, 1.25%, due 5/1/2029	959,044
500,000	New York City Hsg. Dev. Corp. Rev., Ser. 2020-C, (HUD Section 8, Fannie Mae Insured), 2.15%, due 8/1/2035	415,194
	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev. (Second Gen. Resolution Rev. Bonds)
600,000	Ser. 2016-BB-2, (LOC: State Street B&T Co.), 0.34%, due 6/15/2049	600,000	(c)
1,000,000	Ser. 2022-DD, 0.64%, due 6/15/2033	1,000,000	(c)
185,000	New York St. HFA Rev. (Affordable Hsg.), Ser. 2018-I, 2.65%, due 5/1/2023	185,694
1,730,000	New York St. HFA Rev. Ref. (Affordable Hsg.), Ser. 2020-H, 2.45%, due 11/1/2044	1,291,536
435,000	New York St. Hsg. Fin. Agcy. Rev. (Climate Bond Certified/ Sustainability Bonds), Ser. 2019-P, 1.55%, due 11/1/2023	429,153
500,000	New York St. Pwr. Au. Rev. (Green Transmission Proj. Green Bond), Ser. 2022-A, (AGM Insured), 5.00%, due 11/15/2024	533,600
500,000	Rhinebeck Central Sch. Dist., Ser. 2021, 3.00%, due 6/15/2024	506,405
		12,112,587
North Carolina 1.1%
915,000	North Carolina HFA Homeownership Ref. Rev., Ser. 2020-45, (GNMA/FNMA/FHLMC Insured), 2.20%, due 7/1/2040	715,624
175,000	Scotland Co. Rev., Ser. 2018, 5.00%, due 12/1/2026	191,644
		907,268
North Dakota 0.6%
190,000	Cass Co. Jt. Wtr. Res. Dist., Ser. 2021-A, 0.48%, due 5/1/2024	180,888
300,000	City of Larimore ND G.O., Ser. 2021, 0.85%, due 5/1/2024	282,984
		463,872
Ohio 2.2%
1,000,000	American Muni. Pwr. Ohio, Inc. Rev. (Comb. Hydroelectric Proj.), Ser. 2021-A-2, 1.00%, due 2/15/2048 Putable 8/15/2024	958,353
175,000	American Muni. Pwr. Ohio, Inc. Rev. Solar Elec. Pre-Payment (Green Bond), Ser. 2019-A, 5.00%, due 2/15/2023	178,910
400,000	Cuyahoga Metro. Hsg. Au. Rev., Ser. 2021, (2045 Initiative Proj.), 2.00%, due 12/1/2031	345,503
250,000	Ohio St. Air Quality Dev. Au. Exempt Facs. Rev. (AMG Vanadium LLC Proj.), Ser. 2019-D, 5.00%, due 7/1/2049	245,248	(a)
125,000	So. Ohio Port Exempt Fac. Au. Rev. (PureCycle Proj.), Ser. 2020-A, 7.00%, due 12/1/2042	115,062	(a)
		1,843,076
Oklahoma 3.8%
935,000	Delaware Co. Ed. Facs. Au. Ed. Facs. Lease Rev. (Grove Pub. Sch. Proj.), Ser. 2015, 5.00%, due 9/1/2022	945,210
870,000	Johnston Co. Ed. Fac. Au. Lease Rev. (Tishomingo Pub. Sch. Proj.), Ser. 2022, 4.00%, due 9/1/2030	932,842
650,000	Lincoln Co. Ed. Facs. Au. Ed. Facs. Lease Rev. (Stroud Pub. Sch. Proj.), Ser. 2016, 5.00%, due 9/1/2027	709,564

See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$535,000	Tulsa Co. Ind. Au. Ed. Facs. Lease Rev. (Glenpool Pub. Sch. Proj.), Ser. 2017-A, 5.00%, due 9/1/2023	$554,339
		3,141,955
Pennsylvania 5.9%
	Allegheny Co. Sanitary Au. Rev.
290,000	Ser. 2018, 5.00%, due 6/1/2030	328,894
565,000	Ser. 2018, 5.00%, due 6/1/2032	638,500
1,670,000	Butler Co. Gen. Au. Rev. (Iroquois Sch. Dist. Proj.), (LOC: PNC Bank N.A.), Ser. 2011, (AGM Insured), 0.45%, due 8/1/2031	1,670,000	(c)
	Pennsylvania St. Hsg. Fin. Agcy. Single Family Mtge. Rev.
1,000,000	Ser. 2018-127B, 2.85%, due 4/1/2026	991,300
750,000	Ser. 2019-131A, 1.75%, due 4/1/2025	729,293
500,000	Philadelphia Wtr. & Wastewater Rev. Ref., Ser. 2016, 5.00%, due 10/1/2023	519,936
		4,877,923
Puerto Rico 0.6%
	Puerto Rico Ind. Tourist Ed. Med. & Env. Ctrl. Fac. Rev. (Hosp. Auxilio Mutuo Oblig. Group Proj.)
100,000	Ser. 2021, 5.00%, due 7/1/2035	110,434
200,000	Ser. 2021, 4.00%, due 7/1/2036	199,664
200,000	Ser. 2021, 4.00%, due 7/1/2038	199,859
		509,957
South Carolina 3.9%
	Dillon Co. Sch. Fac. Corp. Cert. of Participation Ref.
355,000	Ser. 2020, 5.00%, due 12/1/2025	381,738
1,175,000	Ser. 2020, 5.00%, due 12/1/2026	1,281,469
445,000	Ser. 2020, 5.00%, due 12/1/2027	490,550
800,000	Newberry Investing in Children's Ed. Installment Purchase Rev. Ref. (Newberry Co. Sch. Dist.), Ser. 2014, 5.00%, due 12/1/2023	832,663
175,000	South Carolina St. Jobs Econ. Dev. Au. Solid Waste Disp. Rev. (Green Bond-Jasper Pellets LLC, Proj.), Ser. 2018-A, 7.00%, due 11/1/2038	129,434	(a)
150,000	South Carolina St. Jobs Econ. Dev. Au. Solid Waste Disp. Rev. (Green Bond-Last Step Recycling LLC, Proj.), Ser. 2021-A, 6.50%, due 6/1/2051	124,737	(a)
		3,240,591
Tennessee 1.7%
	Tennessee Hsg. Dev. Agcy. Residential Fin. Prog. Rev.
500,000	Ser. 2019, 3.25%, due 7/1/2032	476,189
1,070,000	Ser. 2021-1, 1.80%, due 1/1/2031	948,492
		1,424,681
Texas 8.0%
410,000	El Paso Wtr. & Swr. Rev. Ref., Ser. 2014, 5.00%, due 3/1/2024	429,273
625,000	Hidalgo Co. Reg. Mobility Au. Rev. Toll & Vehicle Registration Jr. Lien Ref., Ser. 2022-B, 4.00%, due 12/1/2038	580,442
850,000	Laredo Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2013, 5.00%, due 8/1/2024	878,882
500,000	New Caney Independent Sch. Dist., Ser. 2018, (PSF-GTD Insured), 1.25%, due 2/15/2050 Putable 8/15/2024	485,155

See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$1,350,000	San Antonio Wtr. Sys. Jr. Lien Rev. Ref., Ser. 2019-C, 5.00%, due 5/15/2034	$1,535,922
1,015,000	Weslaco G.O. Ref., Ser. 2017, (AGM Insured), 5.00%, due 8/15/2027	1,130,806
500,000	West Travis Co. Pub. Utils. Agcy. Rev. Ref., Ser. 2017, (BAM Insured), 5.00%, due 8/15/2026	545,634
1,000,000	Ysleta Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2017, (PSF-GTD Insured), 5.00%, due 8/15/2041	1,084,944
		6,671,058
Virginia 1.6%
1,510,000	Virginia St. Hsg. Dev. Au., Ser. 2019 E, 2.90%, due 12/1/2038	1,344,708
Washington 0.5%
493,498	Washington St. Hsg. Fin. Commission, Ser. 2021-A-1, 3.50%, due 12/20/2035	450,281
West Virginia 3.2%
500,000	West Virginia Hosp. Fin. Au. Rev. (Impt. West Virginia Univ. Hlth. Sys. Obligated Group), Ser. 2018-A, 5.00%, due 6/1/2052	531,713
700,000	West Virginia Hosp. Fin. Au. Rev. (West Virginia Univ. Hlth. Sys.), Ser. 2017-A, 5.00%, due 6/1/2035	758,856
275,000	West Virginia Hsg. Dev. Fund Rev. (Hsg. Fin.), Ser. 2018-A, (HUD Section 8 Insured), 2.65%, due 11/1/2024	274,062
990,000	West Virginia Wtr. Dev. Au. Rev. Ref. (Loan Prog.), Ser. 2018-A-IV, 5.00%, due 11/1/2036	1,099,858
		2,664,489
	Total Investments 98.4% (Cost $86,643,451)	81,767,397
	Other Assets Less Liabilities 1.6%	1,343,268
	Net Assets 100.0%	$83,110,665

(a)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2022, these securities amounted to $1,461,212, which represents 1.8% of net assets of the Fund.

(b)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of April 30, 2022.

(c)  Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at April 30, 2022.

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2022:

Asset Valuation Inputs

	Level 1	Level 2	Level 3	Total
Investments:
Municipal Notes(a)	$—	$81,767,397	$—	$81,767,397
Total Investments	$—	$81,767,397	$—	$81,767,397

(a)  The Schedule of Investments provides information on the state/territory categorization.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited) April 30, 2022

PRINCIPAL AMOUNT		VALUE
Municipal Notes 98.9%
Alabama 5.6%
$1,380,000	Black Belt Energy Gas Dist. (Alabama Gas Prepay Gas Supply Rev. Proj. Number 5), (LOC: Morgan Stanley), Ser. 2020-A-1, 4.00%, due 10/1/2049 Putable 10/1/2026	$1,402,443
4,635,000	Black Belt Energy Gas Dist. (Alabama Gas Prepay Gas Supply Rev. Proj. Number 7), (LOC: Goldman Sachs Group, Inc.), Ser. 2021-C-1, 4.00%, due 10/1/2052 Putable 12/1/2026	4,710,515
1,500,000	Lower Alabama Gas Dist. Rev. (Gas Proj. 2), (LOC: Goldman Sachs Group, Inc.), Ser. 2020, 4.00%, due 12/1/2050 Putable 12/1/2025	1,528,740
2,500,000	Mobile IDB Solid Waste Disp. Rev. (Alabama Pwr. Co. Barry Plant), Ser. 2009, 0.39%, due 6/1/2034	2,500,000	(a)
1,000,000	Wilsonville IDB PCR Rev. Ref. (Alabama Pwr. Co.), Ser. 2005-D, 0.45%, due 1/1/2024	1,000,000	(a)
		11,141,698
Arizona 1.5%
1,440,000	Arizona Hlth. Fac. Au. Rev. (Banner Hlth.), Ser. 2015-C, (LOC: Bank of America N.A.), 0.32%, due 1/1/2046	1,440,000	(a)
500,000	Maricopa Co. Ind. Dev. Au. Rev. (Banner Hlth. Obligated Group), Ser. 2017-C, 5.00%, due 1/1/2048 Putable 10/18/2024	528,393
950,000	Maricopa Co. Ind. Dev. Au. Sr. Living Fac. Rev. Ref. (Christian Care Retirement Apts., Inc. Proj.), Ser. 2016-A, 5.00%, due 1/1/2024	989,584
		2,957,977
Arkansas 0.6%
460,000	Arkansas Dev. Fin. Au. Hlth. Care Rev. (Baptist Hlth.), Ser. 2019, 4.00%, due 12/1/2044	455,733
890,000	Mountain Home AR Sales & Use Tax Rev., Ser. 2021-B, 2.00%, due 9/1/2038	664,797
		1,120,530
California 5.6%
	California HFA Muni. Cert.
1,638,060	Ser. 2019-2, Class A, 4.00%, due 3/20/2033	1,682,584
492,192	Ser. 2021-1, Class A, 3.50%, due 11/20/2035	492,166
1,865,000	California St. G.O., Ser. 2020, 4.00%, due 11/1/2034	1,943,204
230,000	California St. G.O. Ref., Ser. 2019, 5.00%, due 4/1/2032	268,925
100,000	California Statewide Communities Dev. Au. Rev. (Henry Mayo Newhall Mem. Hosp.), Ser. 2014-A, (AGM Insured), 5.00%, due 10/1/2028 Pre-Refunded 10/1/2024	105,990
1,665,000	Contra Costa Co. Redev. Agcy. Successor Agcy. Tax Allocation Ref., Ser. 2017-A, (BAM Insured), 5.00%, due 8/1/2032	1,836,279
4,000,000	Deutsche Bank Spears/Lifers Trust Rev., Ser. 2021, (LOC: Deutsche Bank AG), 0.84%, due 10/1/2058	4,000,000	(a)(b)
	Fresno Joint Pwr. Fin. Au. Lease Rev. Ref. (Master Lease Proj.)
110,000	Ser. 2017-A, (AGM Insured), 5.00%, due 4/1/2027	121,555
400,000	Ser. 2017-A, (AGM Insured), 5.00%, due 4/1/2032	434,724
165,000	San Marcos Unified Sch. Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2012-B, 0.00%, due 8/1/2027	140,808
180,000	Santa Monica-Malibu Unified Sch. Dist. G.O., Ser. 2019-E, 3.00%, due 8/1/2034	177,776
		11,204,011
Colorado 1.1%
945,000	Colorado St. Ed. & Cultural Facs. Au. Rev. Ref. (Alexander Dawson Sch. Proj.), Ser. 2016, 5.00%, due 5/15/2025	1,003,333
750,000	Colorado St. Hlth. Facs. Au. Hosp. Rev. Ref. (Commonspirit Hlth.), Ser. 2019-A-2, 4.00%, due 8/1/2049	709,749

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$440,000	Denver Hlth. & Hosp. Au. Healthcare Rev. Ref., Ser. 2019-A, 4.00%, due 12/1/2037	$435,418
		2,148,500
Connecticut 2.8%
705,000	Connecticut HFA Hsg. Fin. Mtge. Prog. Rev. Ref., Subser. 2017-A-4, 3.65%, due 11/15/2032	702,664
2,050,000	Connecticut St. G.O., Ser. 2020-C, 4.00%, due 6/1/2037	2,118,497
400,000	Connecticut St. G.O. Ref., Ser. 2019-B, 5.00%, due 2/15/2029	452,199
2,000,000	Connecticut St. Hlth. & Ed. Facs. Au. Rev. Ref. (Stamford Hosp. Issue-Forward Delivery), Ser. 2022-M, 4.00%, due 7/1/2035	1,957,963
430,000	Meriden City G.O., Ser. 2020-B, 3.00%, due 7/1/2031	423,523
		5,654,846
Delaware 0.6%
	Delaware St. Hlth. Facs. Au. Rev. (Beebe Med. Ctr.)
610,000	Ser. 2018, 5.00%, due 6/1/2027	669,082
500,000	Ser. 2018, 5.00%, due 6/1/2028	553,957
		1,223,039
District of Columbia 0.8%
350,000	Dist. of Columbia Rev. (Assoc. of American Med. College), (Goldman Sachs Group, Inc.), Ser. 2011-A, 5.00%, due 10/1/2022 Pre-Refunded 10/1/2022	355,053
	Washington Convention & Sports Au. Rev.
765,000	Ser. 2021-A, 5.00%, due 10/1/2027	853,022
310,000	Ser. 2021-A, 5.00%, due 10/1/2028	349,592
		1,557,667
Florida 5.9%
700,000	Cape Coral Spec. Obligation Ref. Rev., Ser. 2015, 4.00%, due 10/1/2030	727,448
1,000,000	CityPlace Comm. Dev. Dist. Spec. Assessment Ref. Rev., Ser. 2012, 5.00%, due 5/1/2026	1,049,612
825,000	Escambia Co. Florida Env. Imp. Rev. Ref. (Int'l Paper Co. Proj.), Ser. 2019-B, 2.00%, due 11/1/2033 Putable 10/1/2024	807,512
	Escambia Co. Hlth. Facs. Au. Ref. Rev. (Baptist Hlth. Care Corp. Obligated Group)
1,400,000	Ser. 2020-A, 5.00%, due 8/15/2031	1,548,548
1,000,000	Ser. 2020-A, 4.00%, due 8/15/2045	936,102
340,000	JEA Elec. Sys. Rev., Ser. 2013-A, 5.00%, due 10/1/2029 Pre-Refunded 10/1/2022	344,838
750,000	Miami Beach Hlth. Fac. Au. (Mount Sinai Med. Ctr. of Florida), Ser. 2021-B, 5.00%, due 11/15/2034	834,879
2,000,000	Miami-Dade Co. G.O. Ref., Ser. 2015-B, 4.00%, due 7/1/2032	2,053,820
1,550,000	Miami-Dade Co. Hsg. Fin. Au. Rev. (Platform II LLC), Ser. 2021, 0.25%, due 8/1/2024 Putable 8/1/2023	1,503,943
485,000	Village Comm. Dev. Dist. Number 13 Spec. Assessment Rev., Ser. 2019, 3.00%, due 5/1/2029	458,908
	Wildwood Utils. Dependent Dist. Rev. (Sr.-South Sumter Utils. Proj.)
350,000	Ser. 2021, (BAM Insured), 5.00%, due 10/1/2034	399,152
300,000	Ser. 2021, (BAM Insured), 5.00%, due 10/1/2035	341,663
250,000	Ser. 2021, (BAM Insured), 5.00%, due 10/1/2036	284,352
300,000	Ser. 2021, (BAM Insured), 5.00%, due 10/1/2037	340,941
		11,631,718

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Georgia 2.2%
$2,500,000	Monroe Co. Dev. Au. PCR Rev. (Georgia Pwr. Co. Plant-Scherer Proj.), Ser. 2009, 1.00%, due 7/1/2049 Putable 8/21/2026	$2,320,045
	Muni. Elec. Au. of Georgia (Plant Vogtle Units 3&4 Proj. M Bonds)
500,000	Ser. 2019-A, 5.00%, due 1/1/2032	548,339
100,000	Ser. 2019-A, 5.00%, due 1/1/2033	109,490
540,000	Private Colleges & Univ. Au. Rev. (Savannah College of Art & Design, Inc.), Ser. 2014, 5.00%, due 4/1/2025 Pre-Refunded 4/1/2024	566,565
850,000	Savannah Econ. Dev. Au. Rev. Ref. (Int'l Paper Co. Proj.), Ser. 2019-A, 2.00%, due 11/1/2033 Putable 10/1/2024	831,982
		4,376,421
Guam 0.4%
500,000	Guam Gov't Bus. Privilege Tax Rev. Ref., Ser. 2021-F, 4.00%, due 1/1/2036	467,529
250,000	Guam Pwr. Au. Rev., Ser. 2022-A, 5.00%, due 10/1/2034	265,302	(c)
		732,831
Illinois 12.1%
470,000	Bureau Co. Township High Sch. Dist. No. 502 G.O., Ser. 2017-A, (BAM Insured), 5.00%, due 12/1/2033 Pre-Refunded 12/1/2027	528,382
	Chicago Ref. G.O.
200,000	Ser. 2020-A, 5.00%, due 1/1/2026	210,806
1,055,000	Ser. 2021-A, 4.00%, due 1/1/2035	998,344
3,225,000	Coles Christian Clark Etc. Cos. Comm. College Dist. No. 517 G.O., Ser. 2020, 5.00%, due 12/1/2022	3,284,766
	Illinois Fin. Au. Rev.
835,000	Ser. 2018 (LOC: Gov't Prog.-Brookfield Lagrange Park Sch. Dist. No. 95 Proj.), 4.00%, due 12/1/2038	860,101
1,065,000	Ser. 2018, (BAM Insured) (LOC: Gov't Prog.-E Prairie Sch. Dist. No. 73 Proj.), 5.00%, due 12/1/2029	1,196,701
20,000	Ser. 2018, (BAM Insured) (LOC: Gov't Prog.-E Prairie Sch. Dist. No. 73 Proj.), 4.00%, due 12/1/2042	20,397
1,750,000	Illinois St., Ser. 2021-A, 5.00%, due 3/1/2046	1,831,236
	Illinois St. Fin. Au. Rev. (Downers Grove Comm. High Sch. Dist. No. 99 Proj.)
1,000,000	Ser. 2019, 4.00%, due 12/15/2030	1,054,236
1,000,000	Ser. 2019, 4.00%, due 12/15/2031	1,045,907
	Illinois St. G.O.
2,945,000	Ser. 2017-D, 5.00%, due 11/1/2027	3,177,809
2,000,000	Ser. 2017-D, 5.00%, due 11/1/2028	2,147,737
1,800,000	Ser. 2020, 5.75%, due 5/1/2045	1,973,813
500,000	Ser. 2021-A, 4.00%, due 3/1/2039	468,924
	Peoria Co. Sch. Dist. No. 150 G.O. Ref.
395,000	Ser. 2020-A, (AGM Insured), 4.00%, due 12/1/2026	415,523
1,005,000	Ser. 2020-A, (AGM Insured), 4.00%, due 12/1/2027	1,052,368
955,000	Ser. 2020-A, (AGM Insured), 4.00%, due 12/1/2028	996,675
500,000	Sales Tax Securitization Corp. Rev. Ref., Ser. 2017-A, 5.00%, due 1/1/2028	548,140
530,000	Sales Tax Securitization Corp. Rev. Ref. Second Lien, Ser. 2020-A, 5.00%, due 1/1/2026	566,721
	Springfield G.O.
950,000	Ser. 2014, 4.25%, due 12/1/2027	981,409
665,000	Ser. 2014, 5.00%, due 12/1/2028	697,932
		24,057,927

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Indiana 1.4%
$375,000	Indiana Fin. Au. Midwestern Disaster Relief Rev. (Ohio Valley Elec. Corp. Proj.), Ser. 2012-B, 3.00%, due 11/1/2030	$336,126
500,000	Indiana St. Fin. Au. Rev. (Greencroft Oblig. Group), Ser. 2021-A, 4.00%, due 11/15/2043	459,269
	Indiana St. Hsg. & CDA Single Family Mtge. Rev.
795,000	Ser. 2019-B, (GNMA/FNMA/FHLMC Insured), 2.40%, due 7/1/2034	693,054
295,000	Ser. 2020-B-1, (GNMA Insured), 1.60%, due 1/1/2031	255,058
550,000	Ser. 2020-B-1, (GNMA Insured), 1.75%, due 7/1/2032	467,454
505,000	Indiana St. Muni. Pwr. Agcy. Ref. Rev., Ser. 2016-C, 5.00%, due 1/1/2027	551,029
		2,761,990
Iowa 1.4%
1,050,000	Iowa Higher Ed. Loan Au. Rev. (Private College Des Moines Univ. Proj.), Ser. 2020, 5.00%, due 10/1/2027	1,138,321
1,205,000	Iowa St. Fin. Au. Single Family Mtge. Rev., Ser. 2021-B, (GNMA/FNMA/FHLMC Insured), 1.85%, due 7/1/2032	1,053,312
640,000	Iowa St. Fin. Au. Single Family Mtge. Rev. (Non Ace-Mtge.-Backed Sec. Prog.), Ser. 2017-C, (GNMA/FNMA/FHLMC Insured), 2.30%, due 1/1/2026	628,557
		2,820,190
Kansas 0.7%
	Wichita City Sales Tax. Spec. Oblig. Rev. (River Dist. Stadium Star Bond Proj.)
305,000	Ser. 2018, 5.00%, due 9/1/2025	327,042
1,000,000	Ser. 2018, 5.00%, due 9/1/2027	1,115,860
		1,442,902
Kentucky 0.8%
1,470,000	Laurel Co. Judicial Ctr. Pub. Properties Corp. Ref. Rev. (Justice Center Proj.), Ser. 2015, 4.00%, due 3/1/2024	1,498,129
Louisiana 0.4%
750,000	St. John the Baptist Parish LA Rev. Ref. (Marathon Oil Corp. Proj.), Subser. 2017-B-2, 2.38%, due 6/1/2037 Putable 7/1/2026	708,927
Maryland 1.9%
250,000	Baltimore Spec. Oblig. Ref. Rev. Sr. Lien (Harbor Point Proj.), Ser. 2019-A, 3.63%, due 6/1/2046	211,817	(b)
1,825,000	Maryland St. Hsg. & Comm. Dev. Administration Dept. Rev., Ser. 2020-D, 1.95%, due 9/1/2035	1,491,020
2,000,000	Tender Option Bond Trust Receipts/Cert., Ser. 2018, (LOC: JP Morgan Chase Bank N.A.), 0.61%, due 5/1/2026	2,000,000	(a)(b)
		3,702,837
Massachusetts 0.6%
1,200,000	Massachusetts Dev. Fin. Agcy. Rev. Ref., Ser. 2021-G, 5.00%, due 7/1/2050	1,281,183
Michigan 1.6%
1,000,000	Detroit Downtown Dev. Au. Tax Increment Rev. Ref. (Catalyst Dev. Proj.), Ser. 2018-A, (AGM Insured), 5.00%, due 7/1/2029	1,045,396
730,000	Michigan St. Hsg. Dev. Au. Rev., Ser. 2016-B, 2.30%, due 6/1/2025	718,191

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
	Walled Lake Cons. Sch. Dist.
$650,000	Ser. 2020, 5.00%, due 5/1/2032	$744,070
675,000	Ser. 2020, 5.00%, due 5/1/2033	771,062
		3,278,719
Minnesota 0.5%
510,000	Minnesota St. Higher Ed. Fac. Au. (Macalester College), Ser. 1994-3-Z, 0.52%, due 3/1/2024	510,000	(a)
500,000	St. Paul Hsg. & Redev. Au. Hlth. Care Rev. Ref. (Fairview Hlth. Svcs. Obligated Group), Ser. 2017-A, 4.00%, due 11/15/2043	491,099
		1,001,099
Mississippi 1.9%
1,250,000	Mississippi Dev. Bank Spec. Oblig. (Madison Co. Hwy. Proj.), Ser. 2013-C, 5.00%, due 1/1/2027	1,358,656
325,000	Mississippi St. G.O. Ref., Ser. 2015-C, 5.00%, due 10/1/2026	351,249
2,100,000	Warren Co. Gulf Opportunity Zone Rev. Ref. (Int'l Paper Co. Proj.), Ser. 2018, 2.90%, due 9/1/2032 Putable 9/1/2023	2,113,880
		3,823,785
Missouri 1.3%
2,000,000	Missouri St. Hlth. & Ed. Facs. Au. Hlth. Fac. Rev. Ref. (SSM Hlth. Care Oblig.), Ser. 2018-C, 5.00%, due 6/1/2036 Putable 6/1/2023	2,036,132
	Missouri St. Hsg. Dev. Commission Single Family Mtge. Rev. (Non-AMT Spec. Homeownership Loan Prog.)
290,000	Ser. 2014-A, (GNMA/FNMA/FHLMC Insured), 3.80%, due 11/1/2034	291,404
335,000	Ser. 2014-A, (GNMA/FNMA/FHLMC Insured), 4.00%, due 11/1/2039	336,929
		2,664,465
Nevada 0.3%
500,000	Clark Co. Sch. Dist. G.O., Ser. 2020-A, (AGM Insured), 5.00%, due 6/15/2028	558,937
New Jersey 3.2%
1,130,000	New Jersey Hlth. Care Fac. Fin. Au. Rev. (Inspira Hlth. Obligated Group), Ser. 2017-A, 5.00%, due 7/1/2029	1,235,046
1,500,000	New Jersey Hlth. Care Facs. Fin. Au. Contract Rev. Ref. (Hosp. Asset Trans. Prog.), Ser. 2017, 5.00%, due 10/1/2028	1,630,748
600,000	New Jersey St. Trans. Trust Fund Au., Ser. 2019-BB, 5.00%, due 6/15/2029	655,565
	New Jersey St. Trans. Trust Fund Au. Trans. Sys. Rev. Ref.
1,000,000	Ser. 2018-A, 5.00%, due 12/15/2032	1,078,428
200,000	Ser. 2019-A, 5.00%, due 12/15/2028	219,106
350,000	New Jersey St. Turnpike. Au. Rev., Ser. 2021-A, 4.00%, due 1/1/2051	346,864
750,000	Newark G.O., Ser. 2020-A, (AGM Insured), 5.00%, due 10/1/2027	825,580
295,000	Union Co. Imp. Au. Rev. (Correctional Fac. Proj.), Ser. 2013, 4.00%, due 6/15/2023	301,132
		6,292,469
New York 15.4%
140,000	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences), Ser. 2014-A, 5.00%, due 12/1/2026	147,167
410,000	Broome Co. Local Dev. Corp. Rev. (Good Shepherd Village at Endwell, Inc. Proj.), Ser. 2021, 4.00%, due 1/1/2047	386,965

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
	Dutchess Co. Local Dev. Corp. Rev. Ref. (Culinary Institute of America Proj.)
$200,000	Ser. 2021, 5.00%, due 7/1/2033	$218,100
150,000	Ser. 2021, 4.00%, due 7/1/2035	150,003
100,000	Ser. 2021, 4.00%, due 7/1/2036	99,832
150,000	Ser. 2021, 4.00%, due 7/1/2037	149,304
320,000	Ser. 2021, 4.00%, due 7/1/2039	316,844
100,000	Ser. 2021, 4.00%, due 7/1/2040	98,810
1,140,000	Hempstead Town Local Dev. Corp. Rev. Ref. (Molloy College Proj.), Ser. 2017, 5.00%, due 7/1/2029	1,227,937
520,000	Long Beach, G.O., Ser. 2014-A, (BAM Insured), 4.00%, due 11/15/2023	530,912
	Long Island Pwr. Au. Elec. Sys. Gen. Rev.
800,000	Ser. 2020-A, 5.00%, due 9/1/2033	908,713
450,000	Ser. 2020-A, 5.00%, due 9/1/2034	509,715
3,000,000	Metro. Trans. Au. Rev., Ser. 2020-A-1, 5.00%, due 2/1/2023	3,053,049
100,000	Metro. Trans. Au. Rev. (Green Bond), Ser. 2020-E, 4.00%, due 11/15/2045	96,258
825,000	Monroe Co. G.O. (Pub. Imp.), Ser. 2019-A, (BAM Insured), 4.00%, due 6/1/2028	866,606
500,000	New Paltz Central Sch. Dist. G.O., Ser. 2019, 4.00%, due 2/15/2029	528,176
900,000	New York City Hlth. & Hosp. Corp. Hlth. Sys. Rev., Ser. 2021-A, 5.00%, due 2/15/2028	999,402
2,475,000	New York City Hsg. Dev. Corp. Rev., Ser.2020-C, 2.15%, due 8/1/2035	2,055,210
950,000	New York City IDA Rev. (Yankee Stadium LLC), Ser. 2020, 4.00%, due 3/1/2045	957,814
3,100,000	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev. (Second Gen. Resolution Rev. Bonds), Ser. 2022-DD, 0.64%, due 6/15/2033	3,100,000	(a)
	New York City Transitional Fin. Au. Rev. (Future Tax Secured)
100,000	Ser. 2015-C, 5.00%, due 11/1/2027	106,994
1,850,000	Subser. 2016-A-1, 4.00%, due 5/1/2031	1,926,871
	New York City Trust for Cultural Res. Rev. Ref. (Carnegie Hall)
310,000	Ser. 2019, 5.00%, due 12/1/2037	350,375
600,000	Ser. 2019, 5.00%, due 12/1/2038	676,641
300,000	Ser. 2019, 5.00%, due 12/1/2039	337,360
	New York G.O.
65,000	Ser. 2018 E-1, 5.00%, due 3/1/2031	71,800
1,000,000	Subser. 2018-F-1, 5.00%, due 4/1/2034	1,092,541
	New York Liberty Dev. Corp. Ref. Rev. Green Bonds (4 World Trade Ctr. Proj.)
150,000	Ser. 2021-A, 2.50%, due 11/15/2036	120,741
1,850,000	Ser. 2021-A, 2.75%, due 11/15/2041	1,472,973
800,000	New York St. Dorm. Au. Personal Income Tax Rev., Ser. 2014-C, 5.00%, due 3/15/2025	837,157
750,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Fordham Univ.), Ser. 2020, 4.00%, due 7/1/2046	737,255
500,000	Oneida Co. Local Dev. Corp. Rev. Ref. (Mohawk Valley Hlth. Sys. Proj.), Ser. 2019-A, (AGM Insured), 4.00%, due 12/1/2049	509,910
420,000	Onondaga Civic Dev. Corp. (Le Moyne Collage Proj.), Ser. 2021, 5.00%, due 7/1/2034	463,785
	Onondaga Civic Dev. Corp. Ref. (Le Moyne Collage Proj.)
300,000	Ser. 2022, 4.00%, due 7/1/2034	295,715
300,000	Ser. 2022, 4.00%, due 7/1/2036	293,465
450,000	Ser. 2022, 4.00%, due 7/1/2039	434,236
500,000	Ser. 2022, 4.00%, due 7/1/2042	475,871
500,000	Suffolk Tobacco Asset Securitization Corp. Ref. (Tobacco Settle Asset Backed Sub. Bonds), Ser. 2021-B-1, 4.00%, due 6/1/2050	465,635
2,500,000	Triborough Bridge & Tunnel Au. Rev., Ser. 2021-A-2, 2.00%, due 5/15/2045 Putable 5/15/2024	2,466,616
500,000	Westchester Co. Local Dev. Corp. Rev. Ref. (Kendal on Hudson Proj.), Ser. 2022-B, 5.00%, due 1/1/2041	521,345	(c)
450,000	Yonkers Econ. Dev. Corp. Ed. Rev. (Charter Sch. of Ed. Excellence Proj.), Ser. 2019-A, 5.00%, due 10/15/2049	451,097
		30,509,200

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
North Carolina 1.9%
$945,000	North Carolina Med. Care Commission Hosp. Rev. (Moses Cone Hlth. Sys.), Ser. 2001-B, (LOC: Bank of Montreal), 0.33%, due 10/1/2035	$945,000	(a)
750,000	North Carolina St. Med. Care Commission Retirement Facs. Rev., Ser. 2020-A, 4.00%, due 9/1/2035	733,276
2,000,000	North Carolina St. Turnpike Au., Ser. 2020, 5.00%, due 2/1/2024	2,076,068
		3,754,344
Ohio 2.3%
1,000,000	Akron Bath Copley Jt. Twp. Hosp. Dist. (Summa Hlth. Sys. Oblig.), Ser. 2020, 4.00%, due 11/15/2036	986,713
1,980,000	Buckeye Tobacco Settlement Fin. Au. Asset-Backed Sr. Ref. Rev., Ser. 2020-B-2, 5.00%, due 6/1/2055	1,925,559
500,000	Ohio St. Air Quality Dev. Au. (Ohio Valley Elec. Corp. Proj.), Ser. 2009-B, 1.38%, due 2/1/2026 Putable 11/1/2024	473,083
1,000,000	Ohio St. Air Quality Dev. Au. Rev. (American Elec. Pwr. Co. Proj.), Ser. 2014-A, 2.40%, due 12/1/2038 Putable 10/1/2029	928,552
250,000	Port Au. of Greater Cincinnati Dev. Rev. (Convention Ctr. Hotel Acquisition and Demolition Proj.), Ser. 2020-A, 3.00%, due 5/1/2023	248,581
		4,562,488
Oklahoma 1.9%
2,000,000	Carter Co. Pub. Fac. Au. Ed. Fac. Lease Rev., Ser. 2018, 5.00%, due 9/1/2029	2,169,097
1,500,000	Weatherford Ind. Trust Ed. Fac. Lease Rev. (Weatherford Pub. Sch. Proj.), Ser. 2019, 5.00%, due 3/1/2033	1,679,930
		3,849,027
Pennsylvania 7.1%
2,675,000	Allegheny Co. Hosp. Dev. Au. Rev. Ref. (Univ. Pittsburgh Med. Ctr.), Ser. 2019-A, 5.00%, due 7/15/2029	3,004,103	(d)
	Lackawanna Co. Ind. Dev. Au. Rev. Ref. (Univ. of Scranton)
940,000	Ser. 2017, 5.00%, due 11/1/2028	1,022,007
500,000	Ser. 2017, 5.00%, due 11/1/2029	542,200
500,000	Ser. 2017, 5.00%, due 11/1/2030	540,808
	Luzerne Co. G.O. Ref
400,000	Ser. 2017-A, (AGM Insured), 5.00%, due 12/15/2025	428,986
150,000	Ser. 2017-A, (AGM Insured), 5.00%, due 12/15/2027	165,424
200,000	Ser. 2017-B, (AGM Insured), 5.00%, due 12/15/2025	214,493
70,000	Ser. 2017-B, (AGM Insured), 5.00%, due 12/15/2026	76,228
	Luzerne Co. Ind. Dev. Au. Lease Rev. Ref. Gtd.
350,000	Ser. 2017, (AGM Insured), 5.00%, due 12/15/2025	375,363
525,000	Ser. 2017, (AGM Insured), 5.00%, due 12/15/2026	567,925
250,000	Ser. 2017, (AGM Insured), 5.00%, due 12/15/2027	269,633
1,025,000	Pennsylvania St. G.O., Ser. 2015, 5.00%, due 3/15/2029	1,091,630
2,065,000	Pennsylvania St. Turnpike Commission Rev. Ref., Ser. 2016, 5.00%, due 6/1/2027	2,233,717
	Pennsylvania St. Turnpike Commission Turnpike Rev.
400,000	Subser. 2019-A, 5.00%, due 12/1/2033	443,607
450,000	Subser. 2019-A, 4.00%, due 12/1/2049	424,324
1,690,000	Philadelphia City Wtr. & Wastewater Rev. Ref., Ser. 2020-A, 5.00%, due 11/1/2039	1,890,675
750,000	Southeastern Trans. Au. Rev. Ref., Ser. 2017, 5.00%, due 3/1/2028	839,268
		14,130,391

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Puerto Rico 1.3%
	Puerto Rico Ind. Tourist Ed. Med. & Env. Ctrl. Fac. Rev. (Hosp. Auxilio Mutuo Oblig. Group Proj.)
$800,000	Ser. 2021, 5.00%, due 7/1/2029	$885,071
200,000	Ser. 2021, 4.00%, due 7/1/2040	197,368
1,391,000	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Ser. 2018-A-1, 5.00%, due 7/1/2058	1,425,719
		2,508,158
Rhode Island 0.3%
625,000	Rhode Island St. Hlth. & Ed. Bldg. Corp. Rev. (Providence Pub. Sch. Prog.), Ser. 2013-A, 5.00%, due 5/15/2022	625,731
South Carolina 1.9%
2,000,000	South Carolina St. Hsg. Fin. & Dev. Au. Mtge. Rev., Ser. 2021-A, 1.85%, due 7/1/2036	1,584,389
2,000,000	South Carolina St. Pub. Svc. Au. Oblig. Rev. Ref., Ser. 2014-C, 5.00%, due 12/1/2028	2,113,888
		3,698,277
Tennessee 2.6%
700,000	Greeneville Hlth. & Ed. Facs. Board Hosp. Rev. Ref. (Ballad Hlth. Obligated Group), Ser. 2018-A, 5.00%, due 7/1/2032	714,799
1,000,000	Metro. Gov't Nashville & Davidson Co. Hsg. & Ed. Fac. Board Rev. (Vanderbilt Univ. Med. Ctr.), Ser. 2021-A, 5.00%, due 7/1/2031	1,123,064
1,415,000	Tennessee Hsg. Dev. Agcy. Residential Fin. Prog. Rev., Ser. 2019-2, 3.00%, due 7/1/2039	1,376,122
	Tennessee St. Energy Acquisition Corp. Gas Rev. (Goldman Sachs Group, Inc.)
445,000	Ser. 2017-A, 4.00%, due 5/1/2048 Putable 5/1/2023	448,597
1,500,000	Ser. 2018, 4.00%, due 11/1/2049 Putable 11/1/2025	1,529,052
		5,191,634
Texas 4.1%
590,000	Central Texas Reg. Mobility Au. Sr. Lien Ref. Rev., Ser. 2020-A, 5.00%, due 1/1/2027	635,161
2,450,000	Dallas Co. G.O. (Cert. Oblig.), Ser. 2016, 5.00%, due 8/15/2023	2,538,901
750,000	Hidalgo Co. Reg. Mobility Au. Rev., Ser. 2022-B, 4.00%, due 12/1/2041	682,363
250,000	La Joya Independent Sch. Dist. Ref. G.O., Ser. 2013, (PSF-GTD Insured), 5.00%, due 2/15/2033	276,925
900,000	Laredo Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2013, 5.00%, due 8/1/2027	929,343
125,000	New Hope Cultural Ed. Facs. Fin. Corp. Std. Hsg. Rev. (Collegiate Hsg. College Sta. I LLC), Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/2023	126,848
290,000	Pampa Independent Sch. Dist. G.O. Ref., Ser. 2016, (PSF-GTD Insured), 5.00%, due 8/15/2032 Pre-Refunded 8/15/2025	313,570
700,000	Prosper Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2019, (PSF-GTD Insured), 5.00%, due 2/15/2030	795,717
700,000	Tender Option Bond Trust Receipts/CTFS Various St. (Floaters), Ser. 2021, (LOC: Deutsche Bank AG), 0.69%, due 1/1/2061	700,000	(a)(b)
1,000,000	Texas Private Activity Bond Surface Trans. Corp. Sr. Lien Rev. Ref. (North Tarrant Express Managed Lanes Proj.), Ser. 2019-A, 5.00%, due 12/31/2030	1,098,639
		8,097,467
Utah 1.4%
	Midvale Redev. Agcy. Tax Increment & Sales Tax Rev.
660,000	Ser. 2018, 5.00%, due 5/1/2032	737,136
380,000	Ser. 2018, 5.00%, due 5/1/2034	423,243
See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
	Utah Infrastructure Agcy. Telecommunication Rev.
$200,000	Ser. 2019-A, 4.00%, due 10/15/2036	$179,005
500,000	Ser. 2021-A, 4.00%, due 10/15/2038	437,945
100,000	Utah St. G.O., Ser. 2020-B, 3.00%, due 7/1/2030	100,939
965,000	Weber Co. Spec. Assessment (Summit Mountain Assessment Area), Ser. 2013, 5.50%, due 1/15/2028	988,711
		2,866,979
Virginia 0.5%
1,115,000	Virginia St. Hsg. Dev. Au., Ser. 2021-K, (GNMA/FNMA/FHLMC Insured), 1.05%, due 12/1/2027	1,012,531
Washington 0.5%
85,000	North Thurston Pub. Sch. G.O., Ser. 2016, 4.00%, due 12/1/2028	89,287
800,000	Whitman Co. Sch. Dist. No. 267 Pullman G.O., Ser. 2016, 4.00%, due 12/1/2029	839,082
		928,369
West Virginia 0.4%
700,000	West Virginia Hosp. Fin. Au. Rev. Ref. (Cabell Huntington Hosp. Obligated Group), Ser. 2018-A, 5.00%, due 1/1/2029	774,053
Wisconsin 1.6%
500,000	Pub. Fin. Au. Hosp. Rev. (Carson Valley Med. Ctr.), Ser. 2021-A, 4.00%, due 12/1/2051	447,564
500,000	Pub. Fin. Au. Sr. Rev. (Wonderful Foundations Charter Sch. Portfolio Proj.), Ser. 2020-A-1, 5.00%, due 1/1/2055	460,817	(b)
480,000	Wisconsin St. Hlth. & Ed. Facs. Au. Rev. Ref. (Ascension Health Credit Group), Ser. 2016-A, 4.00%, due 11/15/2039	479,387
	Wisconsin St. Hsg. & Econ. Dev. Au. Home Ownership Rev.
675,000	Ser. 2021-A, 1.25%, due 3/1/2028	608,420
720,000	Ser. 2021-A, 1.35%, due 9/1/2028	646,378
700,000	Ser. 2021-A, 1.45%, due 3/1/2029	624,567
		3,267,133
Wyoming 0.5%
1,000,000	Sweetwater Co. Wyoming Env. Imp. Rev. Ref. (PacifiCorp Proj.), Ser. 1995, 0.51%, due 11/1/2025	1,000,000	(a)
	Total Investments 98.9% (Cost $207,612,762)	196,418,579
	Other Assets Less Liabilities 1.1%	2,179,796
	Net Assets 100.0%	$198,598,375

(a)  Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at April 30, 2022.

(b)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2022, these securities amounted to $7,372,634, which represents 3.7% of net assets of the Fund.

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited) (cont'd)

(c)  When-issued security. Total value of all such securities at April 30, 2022 amounted to $786,647 which represents 0.4% of net assets of the Fund.

(d)  All or a portion of this security is segregated in connection with obligations for when-issued securities with a total value of $3,004,103.

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2022:

Asset Valuation Inputs

	Level 1	Level 2	Level 3	Total
Investments:
Municipal Notes(a)	$—	$196,418,579	$—	$196,418,579
Total Investments	$—	$196,418,579	$—	$196,418,579

(a)  The Schedule of Investments provides information on the state/territory categorization.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited) April 30, 2022

PRINCIPAL AMOUNT		VALUE
Mortgage-Backed Securities 30.5%
Collateralized Mortgage Obligations 12.3%
$53,923	Angel Oak Mortgage Trust I LLC, Ser. 2019-1, Class A1, 3.92%, due 11/25/2048	$53,881	(a)(b)
1,121,764	COLT Mortgage Loan Trust, Ser. 2021-5, Class A1, 1.73%, due 11/26/2066	1,063,064	(a)(b)
	Connecticut Avenue Securities Trust
56,418	Ser. 2019-R02, Class 1M2, (1M USD LIBOR + 2.30%), 2.97%, due 8/25/2031	56,439	(b)(c)
251,868	Ser. 2021-R01, Class 1M2, (SOFR30A + 1.55%), 1.84%, due 10/25/2041	243,629	(b)(c)
1,700,000	Ser. 2022-R01, Class 1M2, (SOFR30A + 1.90%), 2.19%, due 12/25/2041	1,638,395	(b)(c)
825,025	Ellington Financial Mortgage Trust, Ser. 2022-1, Class A1, 2.21%, due 1/25/2067	770,473	(a)(b)
	Fannie Mae Connecticut Avenue Securities
699,101	Ser. 2016-C01, Class 2M2, (1M USD LIBOR + 6.95%), 7.62%, due 8/25/2028	738,700	(c)
551,904	Ser. 2016-C02, Class 1M2, (1M USD LIBOR + 6.00%), 6.67%, due 9/25/2028	581,541	(c)
188,292	Ser. 2016-C03, Class 1M2, (1M USD LIBOR + 5.30%), 5.97%, due 10/25/2028	196,039	(c)
637,165	Ser. 2016-C04, Class 1M2, (1M USD LIBOR + 4.25%), 4.92%, due 1/25/2029	654,810	(c)
451,051	Ser. 2016-C06, Class 1M2, (1M USD LIBOR + 4.25%), 4.92%, due 4/25/2029	471,622	(c)
1,205,430	Ser. 2016-C07, Class 2M2, (1M USD LIBOR + 4.35%), 5.02%, due 5/25/2029	1,259,834	(c)
230,431	Ser. 2017-C01, Class 1M2, (1M USD LIBOR + 3.55%), 4.22%, due 7/25/2029	238,664	(c)
833,311	Ser. 2017-C03, Class 1M2, (1M USD LIBOR + 3.00%), 3.67%, due 10/25/2029	855,264	(c)
99,645	Ser. 2017-C04, Class 2M2, (1M USD LIBOR + 2.85%), 3.52%, due 11/25/2029	101,807	(c)
907,088	Ser. 2017-C05, Class 1M2, (1M USD LIBOR + 2.20%), 2.87%, due 1/25/2030	913,899	(c)
713,112	Ser. 2017-C06, Class 2M2, (1M USD LIBOR + 2.80%), 3.47%, due 2/25/2030	726,915	(c)
625,053	Ser. 2018-C01, Class 1M2, (1M USD LIBOR + 2.25%), 2.92%, due 7/25/2030	630,910	(c)
900,016	Ser. 2018-C02, Class 2M2, (1M USD LIBOR + 2.20%), 2.87%, due 8/25/2030	902,803	(c)
651,441	Ser. 2018-C03, Class 1M2, (1M USD LIBOR + 2.15%), 2.82%, due 10/25/2030	656,556	(c)
	Freddie Mac Structured Agency Credit Risk Debt Notes
673,713	Ser. 2017-DNA1, Class M2, (1M USD LIBOR + 3.25%), 3.92%, due 7/25/2029	681,176	(c)
782,389	Ser. 2017-HQA3, Class M2, (1M USD LIBOR + 2.35%), 3.02%, due 4/25/2030	791,404	(c)
393,257	Ser. 2019-CS03, Class M1, (1M USD LIBOR + 0.00%), 0.67%, due 10/25/2032	391,531	(b)(c)
408,000	Ser. 2022-DNA2, Class M2, (SOFR30A + 3.75%), 4.04%, due 2/25/2042	401,890	(b)(c)
71,341	Ser. 2018-HQA2, Class M1, (1M USD LIBOR + 0.75%), 1.42%, due 10/25/2048	71,269	(b)(c)
140,653	Ser. 2019-DNA2, Class M2, (1M USD LIBOR + 2.45%), 3.12%, due 3/25/2049	141,275	(b)(c)
	Freddie Mac Structured Agency Credit Risk Debt Notes Real Estate Mortgage Investment Conduits
469,000	Ser. 2022-HQA1, Class M2, (SOFR30A + 5.25%), 5.54%, due 3/25/2042	478,403	(b)(c)
11,973	Ser. 2021-DNA1, Class M1, (SOFR30A + 0.65%), 0.94%, due 1/25/2051	11,960	(b)(c)
478,316	GCAT Trust, Ser. 2021-NQM5, Class A1, 1.26%, due 7/25/2066	428,268	(a)(b)
30,351	HarborView Mortgage Loan Trust, Ser. 2004-4, Class 3A, (1M USD LIBOR + 1.13%), 1.58%, due 6/19/2034	29,679	(c)
312,438	New Residential Mortgage Loan Trust, Ser. 2019-NQM5, Class A1, 2.71%, due 11/25/2059	308,175	(a)(b)
494,763	SGR Residential Mortgage Trust, Ser. 2021-2, Class A1, 1.74%, due 12/25/2061	463,275	(a)(b)
59,988	Starwood Mortgage Residential Trust, Ser. 2019-INV1, Class A1, 2.61%, due 9/27/2049	60,008	(a)(b)
	Verus Securitization Trust
436,416	Ser. 2021-3, Class A3, 1.44%, due 6/25/2066	400,803	(a)(b)
470,815	Ser. 2021-6, Class A3, 1.89%, due 10/25/2066	430,895	(a)(b)
		17,845,256
Commercial Mortgage-Backed 18.0%
987,739	BANK, Ser. 2020-BN30, Class A1, 0.45%, due 12/15/2053	934,338
662,000	BB-UBS Trust, Ser. 2012-SHOW, Class A , 3.43%, due 11/5/2036	647,676	(b)
	BBCMS Mortgage Trust
543,771	Ser. 2020-C7, Class A1, 1.08%, due 4/15/2053	523,785
4,428,307	Ser. 2021-C11, Class XA, 1.51%, due 9/15/2054	398,037	(a)(d)

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
	Benchmark Mortgage Trust
$154,768	Ser. 2019-B12, Class A2, 3.00%, due 8/15/2052	$151,507
325,000	Ser. 2019-B12, Class AS, 3.42%, due 8/15/2052	305,357
7,457,490	Ser. 2021-B30, Class XA, 0.93%, due 11/15/2054	446,852	(a)(d)
244,000	Ser. 2021-B31, Class D, 2.25%, due 12/15/2054	170,162	(b)
104,000	Ser. 2021-B31, Class E, 2.25%, due 12/15/2054	67,695	(b)
300,000	Ser. 2019-B10, Class B, 4.18%, due 3/15/2062	291,165	(a)
228,000	BPR Trust, Ser. 2022-OANA, Class D, (1M SOFR + 3.70%), 4.05%, due 4/15/2037	227,499	(b)(c)
1,640,000	BX Commercial Mortgage Trust, Ser. 2021-VOLT, Class D, (1M USD LIBOR + 1.65%), 2.20%, due 9/15/2036	1,588,086	(b)(c)
	BX Trust
484,000	Ser. 2021-SDMF, Class E, (1M USD LIBOR + 1.59%), 2.14%, due 9/15/2034	459,375	(b)(c)
400,000	Ser. 2019-OC11, Class A, 3.20%, due 12/9/2041	371,961	(b)
260,000	BXMT Ltd., Ser. 2020-FL2, Class A, (1M SOFR30A + 1.01%), 1.28%, due 2/15/2038	256,990	(b)(c)
	CAMB Commercial Mortgage Trust
1,429,000	Ser. 2019-LIFE, Class D, (1M USD LIBOR + 1.75%), 2.30%, due 12/15/2037	1,403,116	(b)(c)
595,000	Ser. 2019-LIFE, Class E, (1M USD LIBOR + 2.15%), 2.70%, due 12/15/2037	583,272	(b)(c)
140,000	Ser. 2019-LIFE, Class F, (1M USD LIBOR + 2.55%), 3.10%, due 12/15/2037	137,030	(b)(c)
	Citigroup Commercial Mortgage Trust
989,676	Ser. 2014-GC25, Class AAB, 3.37%, due 10/10/2047	990,987
758,190	Ser. 2015-GC27, Class AAB, 2.94%, due 2/10/2048	755,208
660,000	Ser. 2015-P1, Class A5, 3.72%, due 9/15/2048	657,864
363,385	Ser. 2016-P4, Class AAB, 2.78%, due 7/10/2049	357,501
77,252	Ser. 2016-C2, Class A1, 1.50%, due 8/10/2049	77,209
	Commercial Mortgage Trust
15,537	Ser. 2012-CR3, Class ASB, 2.37%, due 10/15/2045	15,521
1,000,000	Ser. 2012-CR4, Class AM, 3.25%, due 10/15/2045	994,658
1,000,000	Ser. 2013-LC6, Class B, 3.74%, due 1/10/2046	998,261
1,000,000	Ser. 2014-UBS2, Class A5, 3.96%, due 3/10/2047	1,002,450
1,381,074	Ser. 2014-UBS3, Class XA, 1.22%, due 6/10/2047	23,672	(a)(d)
480,807	Ser. 2014-CR19, Class ASB, 3.50%, due 8/10/2047	481,481
4,987,926	Ser. 2014-UBS6, Class XA, 1.00%, due 12/10/2047	89,813	(a)(d)
475,000	Ser. 2016-COR1, Class AM, 3.49%, due 10/10/2049	456,300
442,513	Ser. 2015-PC1, Class ASB, 3.61%, due 7/10/2050	443,306
442,963	Ser. 2013-CR11, Class ASB, 3.66%, due 8/10/2050	445,708
	CSAIL Commercial Mortgage Trust
6,890,895	Ser. 2016-C5, Class XA, 1.07%, due 11/15/2048	177,370	(a)(d)
699,368	Ser. 2016-C5, Class ASB, 3.53%, due 11/15/2048	698,042
640,000	Eleven Madison Mortgage Trust, Ser. 2015-11MD, Class A, 3.67%, due 9/10/2035	629,499	(a)(b)
1,535,000	Freddie Mac Multiclass Certificates, Ser. 2020-RR02, Class CX, 1.27%, due 3/27/2029	110,865	(a)(d)
	Freddie Mac Multifamily Structured Pass Through Certificates
5,708,471	Ser. KW03, Class X1, 0.97%, due 6/25/2027	171,879	(a)(d)
3,418,687	Ser. K095, Class X1, 1.08%, due 6/25/2029	192,412	(a)(d)
5,284,373	Ser. K096, Class X1, 1.26%, due 7/25/2029	356,824	(a)(d)
4,100,000	Ser. K098, Class XAM, 1.52%, due 8/25/2029	357,776	(a)(d)
	GS Mortgage Securities Trust
130,457	Ser. 2010-C1, Class B, 5.15%, due 8/10/2043	128,882	(b)
259,220	Ser. 2012-GCJ7, Class B, 4.74%, due 5/10/2045	259,087
61,659,495	Ser. 2013-GC13, Class XA, 0.09%, due 7/10/2046	36,909	(a)(d)
100,000	Ser. 2014-GC18, Class AS, 4.38%, due 1/10/2047	97,196
615,582	Ser. 2015-GC34, Class AAB, 3.28%, due 10/10/2048	611,410
15,184,940	Ser. 2015-GC30, Class XA, 0.87%, due 5/10/2050	286,327	(a)(d)
400,000	Hilton USA Trust, Ser. 2016-HHV, Class D, 4.33%, due 11/5/2038	379,843	(a)(b)
400,000	Hudson Yards Mortgage Trust, Ser. 2016-10HY, Class A, 2.84%, due 8/10/2038	379,418	(b)

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
	JP Morgan Chase Commercial Mortgage Securities Trust
$250,000	Ser. 2012-HSBC, Class B, 3.72%, due 7/5/2032	$250,145	(b)
250,000	Ser. 2012-HSBC, Class C, 4.02%, due 7/5/2032	250,174	(b)
356,000	Ser. 2022-OPO, Class D, 3.56%, due 1/5/2039	309,148	(a)(b)
1,025,000	NYO Commercial Mortgage Trust, Ser. 2021-1290, Class D, (1M USD LIBOR + 2.55%), 3.10%, due 11/15/2038	992,674	(b)(c)
135,000	ONE Park Mortgage Trust, Ser. 2021-PARK, Class E, (1M USD LIBOR + 1.75%), 2.30%, due 3/15/2036	130,104	(b)(c)
217,259	UBS Commercial Mortgage Trust, Ser. 2018-C14, Class A1, 3.38%, due 12/15/2051	217,518
	Wells Fargo Commercial Mortgage Trust
1,000,000	Ser. 2012-LC5, Class C, 4.69%, due 10/15/2045	1,002,905	(a)
3,862,757	Ser. 2019-C52, Class XA, 1.75%, due 8/15/2052	318,811	(a)(d)
910,000	WFRBS Commercial Mortgage Trust, Ser. 2014-C25, Class A5, 3.63%, due 11/15/2047	906,684
		26,005,744
Fannie Mae 0.1%
106,075	Pass-Through Certificates, 4.50%, due 4/1/2039 – 5/1/2044	110,311
Freddie Mac 0.1%
81,008	Pass-Through Certificates, 4.50%, due 11/1/2039	84,584
	Total Mortgage-Backed Securities (Cost $46,618,633)	44,045,895
Corporate Bonds 51.5%
Aerospace & Defense 0.7%
1,150,000	Boeing Co., 2.20%, due 2/4/2026	1,048,902
Agriculture 0.3%
465,000	BAT Capital Corp., 2.26%, due 3/25/2028	397,074
Airlines 2.5%
1,000,000	American Airlines, Inc., 11.75%, due 7/15/2025	1,150,000	(b)
930,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, due 4/20/2026	921,862	(b)
110,000	Delta Air Lines, Inc., 7.00%, due 5/1/2025	117,745	(b)
465,000	Delta Air Lines, Inc./SkyMiles IP Ltd., 4.50%, due 10/20/2025	461,853	(b)
200,000	United Airlines, Inc., 4.38%, due 4/15/2026	193,100	(b)
850,000	United Continental Holdings, Inc., 4.88%, due 1/15/2025	820,250
		3,664,810
Auto Manufacturers 1.8%
	General Motors Financial Co., Inc.
490,000	3.80%, due 4/7/2025	483,872
470,000	2.75%, due 6/20/2025	450,371
300,000	2.70%, due 8/20/2027	270,480
	Volkswagen Group of America Finance LLC
490,000	0.88%, due 11/22/2023	470,426	(b)
935,000	3.35%, due 5/13/2025	920,315	(b)
		2,595,464

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Banks 17.0%
$450,000	Banco Santander SA, 2.75%, due 5/28/2025	$430,149
	Bank of America Corp.
2,200,000	Ser. L, 3.95%, due 4/21/2025	2,188,637
1,000,000	3.84%, due 4/25/2025	998,980	(e)
1,585,000	3.38%, due 4/2/2026	1,550,564	(e)
1,575,000	BNP Paribas SA, 3.80%, due 1/10/2024	1,578,233	(b)
1,175,000	Citigroup, Inc., 3.35%, due 4/24/2025	1,156,374	(e)
2,230,000	Goldman Sachs Group, Inc., 1.95%, due 10/21/2027	2,002,693	(e)
	JPMorgan Chase & Co.
1,100,000	2.30%, due 10/15/2025	1,054,792	(e)
745,000	4.08%, due 4/26/2026	743,110	(e)
1,985,000	1.47%, due 9/22/2027	1,762,587	(e)
935,000	Lloyds Banking Group PLC, 1.33%, due 6/15/2023	933,156	(e)
	Morgan Stanley
750,000	3.62%, due 4/17/2025	746,122	(e)
1,560,000	0.79%, due 5/30/2025	1,458,994	(e)
2,265,000	1.59%, due 5/4/2027	2,036,713	(e)
2,500,000	Royal Bank of Canada, 3.38%, due 4/14/2025	2,473,475
	Wells Fargo & Co.
1,750,000	3.55%, due 9/29/2025	1,736,141
1,630,000	3.91%, due 4/25/2026	1,618,541	(e)
		24,469,261
Chemicals 0.1%
200,000	SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, due 11/1/2026	182,500	(b)
Commercial Services 0.3%
440,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 5.75%, due 4/15/2026	421,850	(b)
Cosmetics - Personal Care 0.3%
400,000	GSK Consumer Healthcare Capital U.S. LLC, 3.02%, due 3/24/2024	395,974	(b)
Diversified Financial Services 1.6%
	AerCap Ireland Capital Designated Activity Co./AerCap Global Aviation Trust
700,000	4.50%, due 9/15/2023	701,406
460,000	6.50%, due 7/15/2025	476,799
1,145,000	Global Aircraft Leasing Co. Ltd., 6.50% Cash/7.25% PIK, due 9/15/2024	987,540	(b)(f)
175,000	GTP Acquisition Partners I LLC, 3.48%, due 6/16/2025	173,090	(b)
		2,338,835
Electric 0.6%
495,000	Duke Energy Corp., 2.65%, due 9/1/2026	468,518
470,000	Sunnova Energy Corp., 5.88%, due 9/1/2026	430,050	(b)
		898,568
Entertainment 1.1%
1,700,000	Magallanes, Inc., 3.76%, due 3/15/2027	1,644,150	(b)

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Food 0.6%
$1,030,000	JBS Finance Luxembourg S.a.r.l., 2.50%, due 1/15/2027	$924,425	(b)
Healthcare - Products 0.7%
1,005,000	Baxter Int'l, Inc., 1.32%, due 11/29/2024	948,079	(b)
Healthcare - Services 0.6%
805,000	Select Medical Corp., 6.25%, due 8/15/2026	798,963	(b)
Insurance 0.5%
785,000	Jackson National Life Global Funding, 1.75%, due 1/12/2025	744,507	(b)
Internet 1.1%
1,565,000	Amazon.com, Inc., 3.30%, due 4/13/2027	1,552,277
Leisure Time 1.5%
	Carnival Corp.
635,000	10.50%, due 2/1/2026	698,500	(b)
225,000	5.75%, due 3/1/2027	203,741	(b)
390,000	Lindblad Expeditions LLC, 6.75%, due 2/15/2027	382,687	(b)
435,000	NCL Corp. Ltd., 3.63%, due 12/15/2024	404,550	(b)
470,000	Royal Caribbean Cruises Ltd., 4.25%, due 7/1/2026	425,442	(b)
		2,114,920
Lodging 0.1%
200,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, due 3/1/2025	193,500	(b)
Media 1.6%
800,000	Comcast Corp., 4.15%, due 10/15/2028	804,308
1,000,000	DISH Network Corp., 3.38%, due 8/15/2026	857,500
450,000	Fox Corp., 3.05%, due 4/7/2025	441,492
270,000	Radiate Holdco LLC/Radiate Finance, Inc., 4.50%, due 9/15/2026	248,640	(b)
		2,351,940
Oil & Gas 0.3%
380,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 7.00%, due 11/1/2026	382,979	(b)
75,000	PDC Energy, Inc., 5.75%, due 5/15/2026	72,987
		455,966
Packaging & Containers 1.0%
1,540,000	Sonoco Products Co., 1.80%, due 2/1/2025	1,461,153
Pharmaceuticals 2.0%
1,000,000	AbbVie, Inc., 2.95%, due 11/21/2026	957,602
750,000	Takeda Pharmaceutical Co. Ltd., 4.40%, due 11/26/2023	761,651
1,065,000	Upjohn, Inc., 1.65%, due 6/22/2025	977,009
130,000	Valeant Pharmaceuticals Int'l, Inc., 5.50%, due 11/1/2025	125,775	(b)
		2,822,037

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Pipelines 3.0%
$290,000	Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.63%, due 12/15/2025	$298,700	(b)
905,000	EQM Midstream Partners L.P., 6.00%, due 7/1/2025	896,900	(b)
130,000	Genesis Energy L.P./Genesis Energy Finance Corp., 6.50%, due 10/1/2025	123,500
540,000	MPLX L.P., 4.88%, due 6/1/2025	550,777
	New Fortress Energy, Inc.
1,150,000	6.75%, due 9/15/2025	1,130,611	(b)
570,000	6.50%, due 9/30/2026	551,657	(b)
75,000	Rattler Midstream L.P., 5.63%, due 7/15/2025	75,098	(b)
230,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 8.50%, due 10/15/2026	214,735	(b)
	Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp.
120,000	7.50%, due 10/1/2025	122,462	(b)
390,000	6.00%, due 3/1/2027	374,400	(b)
		4,338,840
Real Estate Investment Trusts 1.6%
	American Tower Corp.
515,000	1.60%, due 4/15/2026	467,962
735,000	1.45%, due 9/15/2026	656,274
545,000	Hospitality Properties Trust, 4.35%, due 10/1/2024	504,910
550,000	Uniti Group L.P./Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.88%, due 2/15/2025	559,625	(b)
100,000	VICI Properties L.P./VICI Note Co., Inc., 4.63%, due 6/15/2025	99,000	(b)
		2,287,771
Retail 0.5%
900,000	Lowe's Cos., Inc., 1.70%, due 9/15/2028	786,604
Semiconductors 1.8%
600,000	Broadcom, Inc., 3.15%, due 11/15/2025	584,697
2,170,000	Marvell Technology, Inc., 1.65%, due 4/15/2026	1,976,587
		2,561,284
Software 2.8%
380,000	Consensus Cloud Solutions, Inc., 6.00%, due 10/15/2026	361,000	(b)(g)
460,000	Infor, Inc., 1.45%, due 7/15/2023	449,005	(b)
2,550,000	Oracle Corp., 1.65%, due 3/25/2026	2,303,905
910,000	VMware, Inc., 1.00%, due 8/15/2024	855,829
		3,969,739
Telecommunications 5.5%
	AT&T, Inc.
1,675,000	1.70%, due 3/25/2026	1,546,590
1,050,000	1.65%, due 2/1/2028	915,501
790,000	CommScope Finance LLC, 6.00%, due 3/1/2026	745,128	(b)
200,000	Iliad Holding SASU, 6.50%, due 10/15/2026	192,242	(b)
1,340,000	Rogers Communications, Inc., 2.95%, due 3/15/2025	1,306,571	(b)
	T-Mobile USA, Inc.
1,150,000	3.50%, due 4/15/2025	1,133,691
1,010,000	3.75%, due 4/15/2027	982,017

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
	Verizon Communications, Inc.
$815,000	1.45%, due 3/20/2026	$746,959
450,000	2.63%, due 8/15/2026	427,662
		7,996,361
	Total Corporate Bonds (Cost $78,462,974)	74,365,754
Asset-Backed Securities 15.0%
875,000	37 Capital CLO I Ltd., Ser. 2021-1A, Class A, (3M USD LIBOR + 1.20%), 2.05%, due 10/15/2034	864,952	(b)(c)
1,000,000	AM Capital Funding LLC, Ser. 2018-1, Class A, 4.98%, due 12/15/2023	999,703	(b)
712,033	Aqua Finance Trust, Ser. 2021-A, Class A, 1.54%, due 7/17/2046	671,370	(b)
	Avis Budget Rental Car Funding AESOP LLC
640,000	Ser. 2020-1A, Class A, 2.33%, due 8/20/2026	610,703	(b)
500,000	Ser. 2020-2A, Class B, 2.96%, due 2/20/2027	477,591	(b)
1,140,000	Crown Castle Towers LLC, 3.66%, due 5/15/2025	1,124,289	(b)
1,000,000	Dryden 64 CLO Ltd., Ser. 2018-64A, Class D, (3M USD LIBOR + 2.65%), 3.69%, due 4/18/2031	983,814	(b)(c)
435,000	Fort Washington CLO Ltd., Ser. 2021-2A, Class A, (3M USD LIBOR + 1.22%), 2.28%, due 10/20/2034	430,541	(b)(c)
3,100,000	Gulf Stream Meridian 3 Ltd., Ser. 2021-IIIA, Class A1, (3M USD LIBOR + 1.32%), 2.36%, due 4/15/2034	3,067,700	(b)(c)
657,386	JPMorgan Chase Bank NA , Ser. 2021-3, Class B, 0.76%, due 2/26/2029	635,710	(b)
	MVW LLC
529,952	Ser. 2021-2A, Class A, 1.43%, due 5/20/2039	489,400	(b)
375,980	Ser. 2021-2A, Class B, 1.83%, due 5/20/2039	349,269	(b)
168,200	Ser. 2021-1WA, Class B, 1.44%, due 1/22/2041	156,744	(b)
	Navient Private Ed. Refi Loan Trust
353,571	Ser. 2021-BA, Class A, 0.94%, due 7/15/2069	330,253	(b)
183,275	Ser. 2021-CA, Class A, 1.06%, due 10/15/2069	172,373	(b)
355,536	Ser. 2021-EA, Class A, 0.97%, due 12/16/2069	330,022	(b)
392,310	Ser. 2021-FA, Class A, 1.11%, due 2/18/2070	357,610	(b)
1,000,000	Octagon Investment Partners 43 Ltd., Ser. 2019-1A, Class D, (3M USD LIBOR + 3.90%), 5.08%, due 10/25/2032	997,045	(b)(c)
975,000	OneMain Financial Issuance Trust, Ser. 2020-1A, Class A, 3.84%, due 5/14/2032	979,705	(b)
	PFS Financing Corp.
960,000	Ser. 2021-A, Class A, 0.71%, due 4/15/2026	905,361	(b)
673,000	Ser. 2022-A, Class A, 2.47%, due 2/15/2027	651,082	(b)
580,000	Prestige Auto Receivables Trust, Ser. 2021-1A, Class D, 2.08%, due 2/15/2028	537,388	(b)
410,000	SBA Tower Trust, Ser. 2014-2A, Class C, 3.87%, due 10/15/2049	411,583	(b)
	Sierra Timeshare Receivables Funding LLC
100,129	Ser. 2019-2A, Class A, 2.59%, due 5/20/2036	97,911	(b)
118,723	Ser. 2020-2A, Class C, 3.51%, due 7/20/2037	115,768	(b)
359,550	Ser. 2022-1A, Class A, 3.05%, due 10/20/2038	349,439	(b)
480,336	Ser. 2022-1A, Class C, 3.94%, due 10/20/2038	468,660	(b)
	SoFi Professional Loan Program Trust
336,071	Ser. 2021-A, Class AFX, 1.03%, due 8/17/2043	308,229	(b)
490,000	Ser. 2018-C, Class BFX, 4.13%, due 1/25/2048	487,992	(b)
500,000	TICP CLO VII Ltd., Ser. 2017-7A, Class DR, (3M USD LIBOR + 3.20%), 4.24%, due 4/15/2033	491,052	(b)(c)
895,467	Vantage Data Centers Issuer LLC, Ser. 2019-1A, Class A2, 3.19%, due 7/15/2044	875,455	(b)
15,325	Verizon Owner Trust, Ser. 2019-A, Class A1A, 2.93%, due 9/20/2023	15,358
1,000,000	Voya CLO Ltd., Ser. 2016-2A, Class CR, (3M USD LIBOR + 4.00%), 5.04%, due 7/19/2028	999,984	(b)(c)(g)
875,000	Whitebox CLO III Ltd., Ser. 2021-3A , Class A1, (3M USD LIBOR + 1.22%), 2.26%, due 10/15/2034	864,622	(b)(c)
	Total Asset-Backed Securities (Cost $22,339,975)	21,608,678

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited) (cont'd)

NUMBER OF SHARES		VALUE
Short-Term Investments 2.2%
Investment Companies 2.2%
3,109,159	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.29%(h) (Cost $3,109,159)	$3,109,159	(i)
	Total Investments 99.2% (Cost $150,530,741)	143,129,486
	Other Assets Less Liabilities 0.8%	1,119,068	(j)
	Net Assets 100.0%	$144,248,554

(a)  Variable or floating rate security where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of April 30, 2022.

(b)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2022, these securities amounted to $62,277,312, which represents 43.2% of net assets of the Fund.

(c)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2022 and changes periodically.

(d)  Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(e)  Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(f)  Payment-in-kind (PIK) security.

(g)  Value determined using significant unobservable inputs.

(h)  Represents 7-day effective yield as of April 30, 2022.

(i)  All or a portion of this security is segregated in connection with obligations for futures and/or swaps with a total value of $3,109,159.

(j)  Includes the impact of the Fund's open positions in derivatives at April 30, 2022.

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited) (cont'd)

POSITIONS BY COUNTRY

Country	Investments at Value	Percentage of Net Assets
United States	$119,434,590	82.8%
Cayman Islands	9,944,240	6.9%
Canada	3,780,046	2.6%
France	1,770,475	1.2%
Germany	1,390,741	1.0%
United Kingdom	1,330,230	0.9%
Ireland	1,178,205	0.8%
Japan	761,651	0.5%
Spain	430,149	0.3%
Short-Term Investments and Other Assets—Net	4,228,227	3.0%
	$144,248,554	100.0%

Derivative Instruments

Futures contracts ("futures")

At April 30, 2022, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2022	325	U.S. Treasury Note, 2 Year	$68,514,062	$(860,401)
6/2022	5	U.S. Treasury Ultra Long Bond	802,188	(7,656)
Total Long Positions			$69,316,250	$(868,057)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2022	312	U.S. Treasury Note, 5 Year	$(35,153,625)	$1,219,550
6/2022	40	U.S. Treasury Note, 10 Year	(4,766,250)	283,749
6/2022	6	U.S. Treasury Note, Ultra 10 Year	(774,000)	14,547
12/2022	120	Euro, 90 Day	(29,031,000)	14,625
Total Short Positions			$(69,724,875)	$1,532,471
Total Futures				$664,414

For the six months ended April 30, 2022, the average notional value for the months where the Fund had futures outstanding was $81,242,510 for long positions and $(43,855,301) for short positions.

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited) (cont'd)

Total return swap contracts ("total return swaps")

At April 30, 2022, the Fund had outstanding total return swaps as follows:

Over-the-counter total return swaps—Long(a)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
GSI	iShares iBoxx High Yield Corporate Bond ETF	USD	3,090,156	7/22/2022	(1.37)%	(1.65)%	SOFR	T/1M	$(28,606)	$(6,589)	$(35,195)

(a)  The Fund pays a specified rate based on a reference rate plus or minus a spread, and receives the total return on the reference entity.

(b)  Effective rate at April 30, 2022.

For the six months ended April 30, 2022, the average notional value for the months where the Fund had total return swaps outstanding was $6,283,950 for long positions.

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2022:

Asset Valuation Inputs

	Level 1	Level 2	Level 3(b)	Total
Investments:
Mortgage-Backed Securities(a)	$—	$44,045,895	$—	$44,045,895
Corporate Bonds
Software	—	3,608,739	361,000	3,969,739
Other Corporate Bonds(a)	—	70,396,015	—	70,396,015
Total Corporate Bonds	—	74,004,754	361,000	74,365,754
Asset-Backed Securities	—	20,608,694	999,984	21,608,678
Short-Term Investments	—	3,109,159	—	3,109,159
Total Investments	$—	$141,768,502	$1,360,984	$143,129,486

(a)  The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited) (cont'd)

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/2021	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 4/30/2022	Net change in unrealized appreciation/ (depreciation) from investments still held at 4/30/2022
Investments in Securities:
Corporate Bonds(c)	$—	$—	$—	$(17)	$378	$—	$—	$—	$361	$(17)
Asset-Backed Securities(d)	—	—	—	—	—	—	1,000	—	1,000	—
Total	$—	$—	$—	$(17)	$378	$—	$1,000	$—	$1,361	$(17)

(c)  Securities categorized as Level 3 were valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

(d)  Asset-Backed Collateralized Loan Obligations rated below investment grade are generally deemed Level 3 by Management.

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund's derivatives as of April 30, 2022:

Other Financial Instruments

	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$1,532,471	$—	$—	$1,532,471
Liabilities	(868,057)	—	—	(868,057)
Swaps
Liabilities	—	(35,195)	—	(35,195)
Total	$664,414	$(35,195)	$—	$629,219

(a)  Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) April 30, 2022

PRINCIPAL AMOUNT(a)		VALUE
Loan Assignments(b) 4.6%
Aerospace & Defense 0.1%
$1,250,877	AI Convoy (Luxembourg) S.A.R.L, Term Loan B, (3M USD LIBOR + 3.50%, 6M USD LIBOR + 3.50%), 4.54% – 5.05%, due 1/18/2027	$1,240,157	(c)
1,021,481	MHI Holdings, LLC, Term Loan B, (1M USD LIBOR + 5.00%), 5.76%, due 9/21/2026	1,016,690
2,094,902	Peraton Corp., Term Loan B, (1M USD LIBOR + 3.75%), 4.51%, due 2/1/2028	2,076,237
		4,333,084
Air Transport 0.1%
1,620,000	AAdvantage Loyalty IP Ltd., Term Loan, (3M USD LIBOR + 4.75%), 5.81%, due 4/20/2028	1,647,443
1,608,750	United Airlines, Inc., Term Loan B, (3M USD LIBOR + 3.75%), 4.50%, due 4/21/2028	1,593,579
		3,241,022
Automotive 0.1%
805,335	Dealer Tire, LLC, Term Loan B, (1M USD LIBOR + 4.25%), 5.00% – 5.03%, due 12/12/2025	803,724	(c)
2,138,400	First Brands Group, LLC, Term Loan, (3M USD LIBOR + 5.00%), 6.00%, due 3/30/2027	2,129,718
		2,933,442
Building & Development 0.1%
1,068,759	White Cap Buyer LLC, Term Loan B, (1M SOFR + 3.75%), 4.45%, due 10/19/2027	1,042,371
1,465,879	Wilsonart LLC, Term Loan E, (3M USD LIBOR + 3.25%), 4.25%, due 12/31/2026	1,387,880
		2,430,251
Business Equipment & Services 0.7%
1,656,675	Allied Universal Holdco LLC, Term Loan B, (1M USD LIBOR + 3.75%), 4.51%, due 5/12/2028	1,611,978
2,179,050	APX Group, Inc., Term Loan B, (1M USD LIBOR + 3.50%, 3M USD LIBOR + 2.50%), 4.05% – 6.00%, due 7/10/2028	2,152,901	(c)
2,851,011	ConvergeOne Holdings, Inc., Term Loan, (1M USD LIBOR + 5.00%), 5.76%, due 1/4/2026	2,729,843
2,747,069	Cyxtera DC Holdings, Inc., Term Loan B, (6M USD LIBOR + 3.00%), 4.00%, due 5/1/2024	2,713,226
2,672,400	Deerfield Dakota Holding, LLC, Term Loan B, (3M SOFR + 3.75%), 4.75%, due 4/9/2027	2,661,951
1,070,056	Endure Digital Inc., Term Loan, (3M USD LIBOR + 3.50%), 4.25%, due 2/10/2028	1,021,015
3,341,675	Garda World Security Corporation, Term Loan B, (1M USD LIBOR + 4.25%), 4.92%, due 10/30/2026	3,304,917
1,061,563	Greeneden U.S. Holdings II, LLC, Term Loan B4, (1M USD LIBOR + 4.00%), 4.76%, due 12/1/2027	1,057,582
1,759,971	Learning Care Group, Inc., First Lien Term Loan, (3M USD LIBOR + 3.25%), 4.26% – 4.47%, due 3/13/2025	1,734,205	(c)
884,060	Packaging Coordinators Midco, Inc., First Lien Term Loan, (3M USD LIBOR + 3.75%), 4.76%, due 11/30/2027	878,535
1,133,179	Tempo Acquisition LLC, Term Loan B, (1M SOFR + 3.00%), 3.70%, due 8/31/2028	1,123,977
480,495	West Corporation, Term Loan B1, (1M USD LIBOR + 3.50%), 4.50%, due 10/10/2024	443,405
		21,433,535

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Cable & Satellite Television 0.2%
$5,029,501	Altice France S.A., Term Loan B13, (3M USD LIBOR + 4.00%), 4.51%, due 8/14/2026	$4,987,606
1,107,225	Radiate Holdco, LLC, Term Loan B, (1M USD LIBOR + 3.25%), 4.01%, due 9/25/2026	1,091,015
		6,078,621
Chemicals & Plastics 0.0%(d)
1,126,552	SCIH Salt Holdings Inc., Term Loan B, (6M USD LIBOR + 4.00%), 4.75%, due 3/16/2027	1,087,596
Clothing - Textiles 0.1%
2,274,503	Varsity Brands, Inc., Term Loan B, (1M USD LIBOR + 3.50%), 4.50%, due 12/15/2024	2,187,322
Containers & Glass Products 0.1%
860,675	Berlin Packaging LLC, First Lien Term Loan B, (1M USD LIBOR + 3.75%, 3M USD LIBOR + 3.75%), 4.25% – 4.76%, due 3/11/2028	849,555	(c)
1,321,531	BWAY Holding Company, Term Loan B, (1M USD LIBOR + 3.25%), 3.71%, due 4/3/2024	1,294,110
1,213,396	Trident TPI Holdings, Inc., Term Loan B1, (3M USD LIBOR + 3.25%), 4.26%, due 10/17/2024	1,205,302
		3,348,967
Cosmetics - Toiletries 0.1%
3,204,333	Sunshine Luxembourg VII SARL, Term Loan B3, (3M USD LIBOR + 3.75%), 4.76%, due 10/1/2026	3,172,866
Diversified Insurance 0.1%
1,125,750	Gainwell Acquisition Corp., Term Loan B, (3M USD LIBOR + 4.00%), 5.01%, due 10/1/2027	1,120,830
2,146,845	Hub International Limited, Term Loan B, (3M USD LIBOR + 3.25%), 4.35%, due 4/25/2025	2,134,007
		3,254,837
Electronics - Electrical 0.7%
323,797	Barracuda Networks, Inc., First Lien Term Loan, (3M USD LIBOR + 3.75%), 4.73%, due 2/12/2025	322,987
1,120,000	Cloudera, Inc., Term Loan, (1M USD LIBOR + 3.75%), 4.51%, due 10/8/2028	1,100,400	(e)
1,989,700	Epicor Software Corporation, Term Loan, (1M USD LIBOR + 3.25%), 4.01%, due 7/30/2027	1,975,314
1,113,853	Finastra USA, Inc., First Lien Term Loan, (3M USD LIBOR + 3.50%), 4.74%, due 6/13/2024	1,079,224
880,941	Flexera Software LLC, Term Loan B, (3M USD LIBOR + 3.75%), 4.50%, due 3/3/2028	874,334
1,885,155	Hyland Software, Inc., First Lien Term Loan, (1M USD LIBOR + 3.50%), 4.26%, due 7/1/2024	1,877,011
1,607,850	Ingram Micro Inc., Term Loan B, (3M USD LIBOR + 3.50%), 4.51%, due 6/30/2028	1,601,017

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
	Ivanti Software, Inc.
$391,050	Term Loan B, (1M USD LIBOR + 4.00%), 4.75%, due 12/1/2027	$382,040
1,248,725	Term Loan B, (3M USD LIBOR + 4.25%), 5.00%, due 12/1/2027	1,219,655
2,245,000	McAfee, LLC, Term Loan B, (1M SOFR + 4.00%), 4.50%, due 3/1/2029	2,183,263	(e)
1,118,913	Optiv Security, Inc., First Lien Term Loan, (6M USD LIBOR + 3.25%), 4.25%, due 2/1/2024	1,097,732
1,631,800	Polaris Newco LLC, Term Loan B, (1M USD LIBOR + 4.00%), 4.76%, due 6/2/2028	1,612,757
2,127,380	Project Alpha Intermediate Holding, Inc., Term Loan B, (1M USD LIBOR + 4.00%), 4.77%, due 4/26/2024	2,121,529
1,616,875	Redstone Holdco 2 LP, Term Loan, (3M USD LIBOR + 4.75%), 5.93%, due 4/27/2028	1,550,680
1,155,419	Sophia, L.P., Term Loan B, (3M USD LIBOR + 3.25%), 4.26%, due 10/7/2027	1,140,976
		20,138,919
Financial Intermediaries 0.1%
1,265,000	Asurion LLC, Second Lien Term Loan B4, (1M USD LIBOR + 5.25%), 6.01%, due 1/20/2029	1,225,785
696,187	Camelot U.S. Acquisition 1 Co., Term Loan B, (1M USD LIBOR + 3.00%), 4.00%, due 10/30/2026	689,573
1,205,401	Edelman Financial Center, LLC, Term Loan B, (1M USD LIBOR + 3.50%), 4.26%, due 4/7/2028	1,195,191
1,150,467	GT Polaris, Inc., Term Loan, (3M USD LIBOR + 3.75%), 4.99%, due 9/24/2027	1,139,687
		4,250,236
Health Care 0.7%
77,789	Agiliti Health, Inc., Term Loan, (1M USD LIBOR + 2.75%), 3.50%, due 1/4/2026	77,011	(e)
1,919,638	Athenahealth, Inc., Term Loan B, (1M SOFR + 3.50%), 4.01%, due 2/15/2029	1,890,843	(e)
1,767,908	Aveanna Healthcare, LLC, Term Loan B, (3M USD LIBOR + 3.75%), 4.25%, due 7/17/2028	1,732,922
1,611,900	Bella Holding Company, LLC, Term Loan B, (1M USD LIBOR + 3.75%), 4.51%, due 5/10/2028	1,597,393
2,234,468	Envision Healthcare Corporation, First Lien Term Loan, (1M USD LIBOR + 3.75%), 4.51%, due 10/10/2025	1,357,439
1,665,000	MedAssets Software Intermediate Holdings, Inc., Term Loan, (3M USD LIBOR + 4.00%), 4.50%, due 12/18/2028	1,650,015
1,712,859	MPH Acquisition Holdings LLC, Term Loan B, (3M USD LIBOR + 4.25%), 4.76%, due 9/1/2028	1,642,477
911,400	Navicure, Inc., Term Loan B, (1M USD LIBOR + 4.00%), 4.76%, due 10/22/2026	909,696
1,640,000	Parexel International Corporation, First Lien Term Loan, (1M USD LIBOR + 3.50%), 4.26%, due 11/15/2028	1,627,192
1,496,307	PetVet Care Centers, LLC, Term Loan B3, (1M USD LIBOR + 3.50%), 4.26%, due 2/14/2025	1,485,548
3,654,847	Team Health Holdings, Inc., Term Loan B, (1M SOFR + 5.25%), 6.25%, due 3/2/2027	3,426,419
3,283,822	Verscend Holding Corp., Term Loan B, (1M USD LIBOR + 4.00%), 4.76%, due 8/27/2025	3,269,472
		20,666,427
Industrial Equipment 0.1%
581,038	Crosby US Acquisition Corp., Term Loan B, (1M USD LIBOR + 4.75%), 5.38%, due 6/26/2026	572,323
1,106,804	Granite Holdings US Acquisition Co., Term Loan B, (3M USD LIBOR + 4.00%), 5.06%, due 9/30/2026	1,096,200

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$907,889	Pro Mach Group, Inc., Term Loan B, (1M USD LIBOR + 4.00%, 3M USD LIBOR + 4.00%), 5.00%, due 8/31/2028	$902,052	(c)
		2,570,575
Leisure Goods - Activities - Movies 0.2%
630,400	Banijay Entertainment S.A.S, Term Loan, (1M USD LIBOR + 3.75%), 4.20%, due 3/1/2025	626,145
1,517,962	Carnival Corporation, Term Loan B, (3M USD LIBOR + 3.00%), 3.75%, due 6/30/2025	1,491,671
1,315,000	Delta 2 (LUX) S.a.r.l., Term Loan, (1M USD LIBOR + 2.50%), 3.50%, due 2/1/2024	1,307,399
548,699	Emerald Expositions Holding, Inc., Term Loan B, (1M USD LIBOR + 2.50%), 3.26%, due 5/22/2024	530,635
348,107	Life Time Fitness Inc., Term Loan B, (3M USD LIBOR + 4.75%), 5.75%, due 12/16/2024	347,237
		4,303,087
Lodging & Casinos 0.0%(d)
1,326,435	Playa Resorts Holding B.V., Term Loan B, (1M USD LIBOR + 2.75%), 3.75%, due 4/29/2024	1,305,251
Nonferrous Metals - Minerals 0.1%
2,258,973	Covia Holdings Corporation, Term Loan, (3M USD LIBOR + 4.00%), 5.00%, due 7/31/2026	2,219,441
1,710,315	U.S. Silica Company, Term Loan B, (1M USD LIBOR + 4.00%), 5.00%, due 5/1/2025	1,689,296
		3,908,737
Oil & Gas 0.4%
1,207,000	Ascent Resources - Utica, Second Lien Term Loan, (3M USD LIBOR + 9.00%), 10.02%, due 11/1/2025	1,285,962
1,506,098	BCP Renaissance Parent LLC, Term Loan B3, (1M SOFR + 3.50%), 4.50%, due 10/31/2026	1,490,103
3,302,824	CQP Holdco LP, Term Loan B, (3M USD LIBOR + 3.75%), 4.76%, due 6/5/2028	3,290,438
2,219,437	Lucid Energy Group II Borrower, LLC, Term Loan, (1M USD LIBOR + 4.25%), 5.00%, due 11/24/2028	2,197,709
3,465,529	Prairie ECI Acquiror LP, Term Loan B, (1M USD LIBOR + 4.75%), 5.51%, due 3/11/2026	3,390,431
1,050,984	Traverse Midstream Partners LLC, Term Loan, (3M SOFR + 4.25%), 5.38% – 5.95%, due 9/27/2024	1,046,601	(c)
		12,701,244
Radio & Television 0.0%(d)
333,096	Univision Communications Inc., Term Loan C5, (1M USD LIBOR + 2.75%), 3.75%, due 3/15/2024	331,641
Retailers (except food & drug) 0.2%
2,747,201	EG America LLC, Term Loan, (3M USD LIBOR + 4.00%), 5.00% – 5.00%, due 2/7/2025	2,685,389
516,558	EG Group Limited, Term Loan, (3M USD LIBOR + 4.25%), 5.25%, due 3/31/2026	505,194

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$3,659,965	Great Outdoors Group, LLC, Term Loan B1, (1M USD LIBOR + 3.75%), 4.51%, due 3/6/2028	$3,618,790
1,069,200	Petco Health and Wellness Company, Inc., Term Loan B, (3M USD LIBOR + 3.25%), 4.26%, due 3/3/2028	1,057,749
		7,867,122
Telecommunications 0.1%
1,099,813	Consolidated Communications, Inc., Term Loan B, (1M USD LIBOR + 3.50%), 4.31%, due 10/2/2027	1,018,152
680,141	GTT Communications, Inc., Term Loan B, (3M USD LIBOR + 3.75%), 7.25%, due 5/31/2025	551,438
4,602	Intelsat Jackson Holdings S.A., Term Loan B3, (1M USD LIBOR + 4.75%), 8.25%, due 11/27/2023	4,464
		1,574,054
Utilities 0.3%
1,083,032	Eastern Power, LLC, Term Loan B, (3M USD LIBOR + 3.75%), 4.76%, due 10/2/2025	778,321
818,072	Edgewater Generation, L.L.C., Term Loan, (1M USD LIBOR + 3.75%), 4.51%, due 12/13/2025	758,132
4,165,685	Granite Generation LLC, Term Loan B, (1M USD LIBOR + 3.75%, 3M USD LIBOR + 3.75%), 4.75%, due 11/9/2026	4,084,621	(c)
447,462	Kestrel Acquisition, LLC, Term Loan B, (1M USD LIBOR + 4.25%), 5.25%, due 6/2/2025	428,763
	Lightstone Holdco LLC
714,690	Term Loan B, (3M USD LIBOR + 3.75%), 4.99%, due 1/30/2024	659,152
40,310	Term Loan C, (3M USD LIBOR + 3.75%), 4.99%, due 1/30/2024	37,177
	Lonestar II Generation Holdings LLC
926,348	Term Loan B, (1M USD LIBOR + 5.00%), 5.76%, due 4/20/2026	914,379
121,086	Term Loan C, (1M USD LIBOR + 5.00%), 5.76%, due 4/20/2026	119,522
732,807	Nautilus Power, LLC, Term Loan B, (1M USD LIBOR + 4.25%), 5.25%, due 5/16/2024	604,895
		8,384,962
	Total Loan Assignments (Cost $143,967,799)	141,503,798
U.S. Treasury Obligations 18.9%
17,200,000	U.S. Treasury Bills, 0.09%, due 6/16/2022	17,190,446	(f)(g)
	U.S. Treasury Bonds
13,555,000	2.00%, due 2/15/2050	10,939,309
59,485,000	1.88%, due 2/15/2051	46,619,045
	U.S. Treasury Inflation-Indexed Bonds(h)
13,142,229	0.13%, due 1/15/2032 – 2/15/2052	12,237,203
1,224,563	0.25%, due 2/15/2050	1,157,148
	U.S. Treasury Notes
288,120,000	0.13%, due 11/30/2022 – 3/31/2023	283,964,638
15,000,000	0.25%, due 4/15/2023	14,736,328
45,470,000	0.38%, due 10/31/2023	44,031,301
43,260,000	0.88%, due 6/30/2026	39,745,125
84,260,000	1.25%, due 3/31/2028 – 8/15/2031	74,782,038
32,325,000	1.63%, due 5/15/2031	29,053,356
	Total U.S. Treasury Obligations (Cost $611,907,960)	574,455,937

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
U.S. Government Agency Securities 0.1%
$2,030,000	Federal National Mortgage Association, 5.63%, due 7/15/2037 (Cost $2,835,428)	$2,525,314
Mortgage-Backed Securities 37.7%
Collateralized Mortgage Obligations 8.3%
	Connecticut Avenue Securities Trust
444,144	Ser. 2019-R06, Class 2M2, (1M USD LIBOR + 2.10%), 2.77%, due 9/25/2039	444,144	(b)(i)
5,000,000	Ser. 2020-R02, Class 2B1, (1M USD LIBOR + 3.00%), 3.67%, due 1/25/2040	4,587,660	(b)(i)
8,504,000	Ser. 2022-R01, Class 1M2, (SOFR30A + 1.90%), 2.19%, due 12/25/2041	8,195,829	(b)(i)
4,726,000	Ser. 2020-R04, Class 1M2, (SOFR30A + 3.10%), 3.39%, due 3/25/2042	4,749,693	(b)(i)
11,745,000	Ser. 2022-R03, Class 1M2, (SOFR30A + 3.50%), 3.79%, due 3/25/2042	11,951,113	(b)(i)
	Fannie Mae Connecticut Avenue Securities
14,837,091	Ser. 2017-C03, Class 1M2, (1M USD LIBOR + 3.00%), 3.67%, due 10/25/2029	15,227,959	(b)
810,953	Ser. 2017-C05, Class 1M2, (1M USD LIBOR + 2.20%), 2.87%, due 1/25/2030	817,042	(b)
6,400,181	Ser. 2017-C06, Class 2M2, (1M USD LIBOR + 2.80%), 3.47%, due 2/25/2030	6,524,066	(b)
1,651,444	Ser. 2017-C07, Class 1M2, (1M USD LIBOR + 2.40%), 3.07%, due 5/25/2030	1,676,191	(b)
7,916,543	Ser. 2018-C01, Class 1M2, (1M USD LIBOR + 2.25%), 2.92%, due 7/25/2030	7,990,717	(b)
3,058,248	Ser. 2018-C02, Class 2M2, (1M USD LIBOR + 2.20%), 2.87%, due 8/25/2030	3,067,717	(b)
493,659	Ser. 2018-C04, Class 2M2, (1M USD LIBOR + 2.55%), 3.22%, due 12/25/2030	500,067	(b)
3,044,283	Ser. 2018-C05, Class 1M2, (1M USD LIBOR + 2.35%), 3.02%, due 1/25/2031	3,055,908	(b)
	Fannie Mae Interest Strip
7,583,978	Ser. 413, Class C26, 4.00%, due 10/25/2041	1,287,933	(j)
9,630,919	Ser. 418, Class C24, 4.00%, due 8/25/2043	1,666,410	(j)
	Fannie Mae Real Estate Mortgage Investment Conduits
1,314,840	Ser. 2012-96, Class PS, (6.70% – 1M USD LIBOR), 6.03%, due 7/25/2041	76,169	(b)(j)
7,030,167	Ser. 2019-49, Class DS, (6.15% – 1M USD LIBOR), 5.48%, due 6/25/2043	1,142,642	(b)(j)
8,772,866	Ser. 2018-18, Class ST, (6.10% – 1M USD LIBOR), 5.43%, due 12/25/2044	1,392,857	(b)(j)
4,980,003	Ser. 2016-8, Class SB, (6.10% – 1M USD LIBOR), 5.43%, due 3/25/2046	700,450	(b)(j)
3,908,885	Ser. 2016-31, Class HS, (6.00% – 1M USD LIBOR), 5.33%, due 6/25/2046	626,362	(b)(j)
4,510,542	Ser. 2016-67, Class KS, (6.00% – 1M USD LIBOR), 5.33%, due 9/25/2046	731,707	(b)(j)
7,678,656	Ser. 2016-62, Class SA, (6.00% – 1M USD LIBOR), 5.33%, due 9/25/2046	1,278,620	(b)(j)
9,317,078	Ser. 2019-33, Class SN, (6.10% – 1M USD LIBOR), 5.43%, due 7/25/2049	1,399,572	(b)(j)
16,787,721	Ser. 2021-76, Class AI, 3.50%, due 11/25/2051	2,852,068	(j)
	Freddie Mac Real Estate Mortgage Investment Conduits
5,573,263	Ser. 4117, Class IO, 4.00%, due 10/15/2042	1,001,683	(j)
7,185,168	Ser. 4150, Class SP, (6.15% – 1M USD LIBOR), 5.60%, due 1/15/2043	1,226,194	(b)(j)
3,557,038	Ser. 4456, Class SA, (6.15% – 1M USD LIBOR), 5.60%, due 3/15/2045	565,802	(b)(j)
3,226,586	Ser. 4627, Class SA, (6.00% – 1M USD LIBOR), 5.45%, due 10/15/2046	539,855	(b)(j)
6,201,689	Ser. 4994, Class LI, 4.00%, due 12/25/2048	1,155,409	(j)
4,848,017	Ser. 4953, Class BI, 4.50%, due 2/25/2050	1,119,728	(j)
21,468,195	Ser. 5142, Class CI, 2.50%, due 9/25/2051	2,652,711	(j)
	Freddie Mac Structured Agency Credit Risk Debt Notes
4,224,865	Ser. 2018-DNA1, Class M2, (1M USD LIBOR + 1.80%), 2.47%, due 7/25/2030	4,224,862	(b)
12,795,185	Ser. 2018-HQA1, Class M2, (1M USD LIBOR + 2.30%), 2.97%, due 9/25/2030	12,874,425	(b)
8,054,000	Ser. 2022-DNA2, Class M2, (SOFR30A + 3.75%), 4.04%, due 2/25/2042	7,933,394	(b)(i)
5,000,000	Ser. 2019-HQA1, Class B1, (1M USD LIBOR + 4.40%), 5.07%, due 2/25/2049	5,062,190	(b)(i)
13,232,000	Ser. 2019-DNA2, Class B1, (1M USD LIBOR + 4.35%), 5.02%, due 3/25/2049	13,358,112	(b)(i)
13,680,000	Ser. 2019-HQA2, Class B1, (1M USD LIBOR + 4.10%), 4.77%, due 4/25/2049	13,836,581	(b)(i)
	Freddie Mac Structured Agency Credit Risk Debt Notes Real Estate Mortgage Investment Conduits
9,400,000	Ser. 2022-HQA1, Class M2, (SOFR30A + 5.25%), 5.54%, due 3/25/2042	9,588,461	(b)(i)
5,496,000	Ser. 2022-DNA3, Class M1B, (SOFR30A + 2.90%), 3.15%, due 4/25/2042	5,499,480	(b)(i)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
	Government National Mortgage Association
$2,039,938	Ser. 2013-186, Class SA, (6.10% – 1M USD LIBOR), 5.51%, due 12/16/2043	$304,091	(b)(j)
8,435,450	Ser. 2015-144, Class HS, (6.20% – 1M USD LIBOR), 5.61%, due 10/20/2045	1,217,241	(b)(j)
5,913,613	Ser. 2015-187, Class AI, 4.50%, due 12/20/2045	1,028,952	(j)
7,909,113	Ser. 2017-112, Class KS, (6.20% – 1M USD LIBOR), 5.61%, due 7/20/2047	1,048,246	(b)(j)
10,522,717	Ser. 2020-151, Class MI, 2.50%, due 10/20/2050	1,442,878	(j)
17,428,640	Ser. 2031-30, Class DI, 2.50%, due 2/20/2051	2,173,839	(j)
12,085,191	Ser. 2021-196, Class IO, 2.50%, due 11/20/2051	1,749,553	(j)
241,693	JP Morgan Alternative Loan Trust, Ser. 2006-A5, Class 1A1, (1M USD LIBOR + 0.32%), 0.99%, due 10/25/2036	235,395	(b)
9,128,140	Onslow Bay Mortgage Loan Trust, Ser. 2021-NQM4, Class A1, 1.96%, due 10/25/2061	8,398,039	(i)(k)
13,440,905	SGR Residential Mortgage Trust, Ser. 2021-2, Class A1, 1.74%, due 12/25/2061	12,585,479	(i)(k)
26,742,040	Starwood Mortgage Residential Trust, Ser. 2021-5, Class A1, 1.92%, due 9/25/2066	24,793,259	(i)(k)
	Verus Securitization Trust
27,674,532	Ser. 2021-6, Class A1, 1.63%, due 10/25/2066	25,406,269	(i)(k)
7,117,018	Ser. 2021-6, Class A3, 1.89%, due 10/25/2066	6,513,567	(i)(k)
3,798,000	Ser. 2022-4, Class A3, 4.74%, due 4/25/2067	3,757,208	(i)(k)
		253,235,799
Commercial Mortgage-Backed 3.2%
89,944,509	BBCMS Mortgage Trust, Ser. 2021-C11, Class XA, 1.51%, due 9/15/2054	8,084,644	(j)(k)
	Benchmark Mortgage Trust
47,453,578	Ser. 2021-B30, Class XA, 0.93%, due 11/15/2054	2,843,414	(j)(k)
600,000	Ser. 2021-B31, Class E, 2.25%, due 12/15/2054	390,546	(i)
8,573,000	BPR Trust, Ser. 2022-OANA, Class D, (1M CME Term SOFR + 3.70%), 4.05%, due 4/15/2037	8,554,145	(b)(i)
9,875,000	BX Commercial Mortgage Trust, Ser. 2021-VOLT, Class D, (1M USD LIBOR + 1.65%), 2.20%, due 9/15/2036	9,562,406	(b)(i)
	BX Trust
9,825,000	Ser. 2021-SDMF, Class E, (1M USD LIBOR + 1.59%), 2.14%, due 9/15/2034	9,325,119	(b)(i)
5,072,000	Ser. 2019-OC11, Class D, 4.08%, due 12/9/2041	4,530,904	(i)(k)
	CAMB Commercial Mortgage Trust
1,620,000	Ser. 2019-LIFE, Class F, (1M USD LIBOR + 2.15%), 2.70%, due 12/15/2037	1,588,069	(b)(i)
3,730,000	Ser. 2019-LIFE, Class F, (1M USD LIBOR + 2.55%), 3.10%, due 12/15/2037	3,650,871	(b)(i)
	Citigroup Commercial Mortgage Trust
1,000,000	Ser. 2012-GC8, Class B, 4.29%, due 9/10/2045	999,764	(i)
46,520,376	Ser. 2014-GC25, Class XA, 1.10%, due 10/10/2047	874,569	(j)(k)
27,008,238	Ser. 2015-GC27, Class XA, 1.48%, due 2/10/2048	795,279	(j)(k)
	Commercial Mortgage Trust
129,817	Ser. 2012-CR3, Class XA, 1.99%, due 10/15/2045	255	(j)(k)
6,200,000	Ser. 2012 -CR4, Class AM, 3.25%, due 10/15/2045	6,166,878
29,742,572	Ser. 2014-CR16, Class XA, 1.11%, due 4/10/2047	465,674	(j)(k)
26,814,102	Ser. 2014-CR17, Class XA, 1.12%, due 5/10/2047	408,794	(j)(k)
39,137,397	Ser. 2014-UBS3, Class XA, 1.22%, due 6/10/2047	670,827	(j)(k)
42,521,112	Ser. 2014-UBS6, Class XA, 1.00%, due 12/10/2047	765,635	(j)(k)
32,049,180	CSAIL Commercial Mortgage Trust, Ser. 2015-C2, Class XA, 0.88%, due 6/15/2057	559,816	(j)(k)
	Freddie Mac Multiclass Certificates
61,820,000	Ser. 2020-RR03, Class X1, 1.71%, due 7/27/2028	5,497,146	(j)
27,400,000	Ser. 2020-RR02, Class DX, 1.82%, due 9/27/2028	2,659,885	(j)(k)
65,436,000	Ser. 2020-RR04, Class X, 2.13%, due 2/27/2029	7,461,425	(j)(k)
18,835,000	Ser. 2020-RR02, Class CX, 1.27%, due 3/27/2029	1,360,354	(j)(k)
	Freddie Mac Multifamily Structured Pass Through Certificates
70,984,000	Ser. K083, Class XAM, 0.19%, due 10/25/2028	405,688	(j)(k)
77,922,000	Ser. K085, Class XAM, 0.20%, due 10/25/2028	490,098	(j)(k)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

	PRINCIPAL AMOUNT(a)		VALUE
		GS Mortgage Securities Trust
	$43,382	Ser. 2011-GC5, Class XA, 0.09%, due 8/10/2044	$—	(i)(j)(k)
	49,712,502	Ser. 2014-GC18, Class XA, 1.21%, due 1/10/2047	702,229	(j)(k)
	42,687,391	Ser. 2015-GC30, Class XA, 0.87%, due 5/10/2050	804,913	(j)(k)
	1,534,500	Hilton USA Trust, Ser. 2016-HHV, Class C, 4.33%, due 11/5/2038	1,480,675	(i)(k)
	2,691,058	Hudson Yards Mortgage Trust, Ser. 2016-10HY, Class C, 3.08%, due 8/10/2038	2,518,145	(i)(k)
	6,838,000	J.P. Morgan Chase Commercial Mortgage Securities Trust, Ser. 2022-OPD, Class D, 3.56%, due 1/5/2039	5,938,083	(i)(k)
	3,422,000	NYO Commercial Mortgage Trust, Ser. 2021-1290, Class D, (1M USD LIBOR + 2.55%), 3.10%, due 11/15/2038	3,314,078	(b)(i)
	2,432,000	ONE Park Mortgage Trust, Ser. 2021-PARK, Class E, (1M USD LIBOR + 1.75%), 2.30%, due 3/15/2036	2,343,794	(b)(i)
		WF-RBS Commercial Mortgage Trust
	102,868,000	Ser. 2013-C14, Class XB, 0.25%, due 6/15/2046	221,917	(j)(k)
	29,754,029	Ser. 2014-C21, Class XA, 1.17%, due 8/15/2047	537,394	(j)(k)
	50,661,502	Ser. 2014-C25, Class XA, 0.94%, due 11/15/2047	873,729	(j)(k)
	15,178,802	Ser. 2014-C22, Class XA, 0.94%, due 9/15/2057	222,981	(j)(k)
			97,070,143
	Ginnie Mae 5.1%
		Pass-Through Certificates
	396	7.00%, due 8/15/2032	438
	58,225,000	2.50%, TBA, 30 Year Maturity	54,023,787	(l)
	42,385,000	3.00%, TBA, 30 Year Maturity	40,401,575	(l)
	35,075,000	3.50%, TBA, 30 Year Maturity	34,310,474	(l)
	26,395,000	4.00%, TBA, 30 Year Maturity	26,433,149	(l)
			155,169,423
	Uniform Mortgage-Backed Securities 21.1%
		Pass-Through Certificates
	202,830,000	2.50%, TBA, 30 Year Maturity	185,025,625	(l)
	213,375,000	3.00%, TBA, 30 Year Maturity	201,189,589	(l)
	138,240,000	3.50%, TBA, 30 Year Maturity	134,060,399	(l)
	99,780,000	4.00%, TBA, 30 Year Maturity	99,210,942	(l)
	24,010,000	4.50%, TBA, 30 Year Maturity	24,408,030	(l)
			643,894,585
		Total Mortgage-Backed Securities (Cost $1,207,796,338)	1,149,369,950
	Corporate Bonds 46.2%
	Advertising 0.1%
	1,625,000	Cars.com, Inc., 6.38%, due 11/1/2028	1,522,658	(i)
	773,000	Clear Channel Worldwide Holdings, Inc., 5.13%, due 8/15/2027	726,388	(i)
	357,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.00%, due 8/15/2027	339,596	(i)
			2,588,642
	Aerospace & Defense 0.6%
	7,765,000	Boeing Co., 5.81%, due 5/1/2050	7,765,447	(m)
GBP	1,000,000	Rolls-Royce PLC, 5.75%, due 10/15/2027	1,269,905	(m)(n)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
		TransDigm, Inc.
	$1,605,000	6.25%, due 3/15/2026	$1,596,975	(i)
	2,920,000	7.50%, due 3/15/2027	2,941,900	(m)
	3,555,000	5.50%, due 11/15/2027	3,259,899	(m)
			16,834,126
Agriculture 0.2%
		BAT Capital Corp.
	545,000	(3M USD LIBOR + 0.88%), 1.39%, due 8/15/2022	545,324	(b)
	5,055,000	3.73%, due 9/25/2040	3,777,364	(m)
	1,015,000	MHP SA, 7.75%, due 5/10/2024	512,575	(i)
			4,835,263
Air Transportation 0.4%
	4,540,000	American Airlines, Inc., 11.75%, due 7/15/2025	5,221,000	(i)(m)
	2,645,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, due 4/20/2029	2,548,656	(i)(m)
	2,365,000	United Airlines, Inc., 4.38%, due 4/15/2026	2,283,407	(i)(m)
	1,505,000	VistaJet Malta Finance PLC/XO Management Holding, Inc., 7.88%, due 5/1/2027	1,415,754	(i)
			11,468,817
Airlines 0.1%
	2,718,362	United Airlines Pass Through Trust, Ser. 2020-1, Class A, 5.88%, due 10/15/2027	2,774,878	(m)
Apparel 0.0%(d)
EUR	455,000	BK LC Lux Finco1 S.a.r.l., 5.25%, due 4/30/2029	446,598	(n)
EUR	200,000	PVH Corp., 3.13%, due 12/15/2027	210,098	(n)
			656,696
Auto Loans 0.2%
		Ford Motor Credit Co. LLC
	$680,000	4.06%, due 11/1/2024	665,151
	700,000	5.13%, due 6/16/2025	698,250
	740,000	3.38%, due 11/13/2025	710,533
	1,510,000	5.11%, due 5/3/2029	1,430,725	(m)
	1,205,000	4.00%, due 11/13/2030	1,042,325	(m)
			4,546,984
Auto Manufacturers 0.6%
	6,585,000	General Motors Co., 5.15%, due 4/1/2038	6,202,538	(m)
	9,630,000	General Motors Financial Co., Inc., 3.80%, due 4/7/2025	9,509,570	(m)
CAD	500,000	General Motors Financial of Canada Ltd., 1.75%, due 4/15/2026	350,695
		Jaguar Land Rover Automotive PLC
EUR	375,000	4.50%, due 1/15/2026	359,210	(n)
EUR	1,900,000	4.50%, due 7/15/2028	1,672,460	(m)(n)
	$500,000	Toyota Motor Credit, Corp., (SOFR + 0.62%), 0.90%, due 3/22/2024	501,581	(b)
EUR	300,000	Volkswagen Int'l Finance NV, 3.88%, due 6/17/2029	290,440	(n)(o)(p)
			18,886,494

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Auto Parts & Equipment 0.4%
EUR	525,000	Adient Global Holdings Ltd., 3.50%, due 8/15/2024	$520,628	(n)
	$540,000	Clarios Global L.P., 6.75%, due 5/15/2025	550,800	(i)
		Faurecia SE
EUR	380,000	2.38%, due 6/15/2027	337,337	(n)
EUR	180,000	3.75%, due 6/15/2028	168,940	(n)
		Goodyear Tire & Rubber Co.
	$715,000	5.00%, due 5/31/2026	689,174
	3,255,000	5.00%, due 7/15/2029	2,902,484
EUR	1,070,000	IHO Verwaltungs GmbH, 3.88% Cash/4.63% PIK, due 5/15/2027	1,023,035	(n)(q)
EUR	1,795,000	Panther BF Aggregator 2 L.P./Panther Finance Co., Inc., 4.38%, due 5/15/2026	1,808,915	(n)
EUR	1,500,000	Schaeffler AG, 3.38%, due 10/12/2028	1,443,281	(m)(n)
EUR	1,300,000	ZF Europe Finance BV, 3.00%, due 10/23/2029	1,146,726	(m)(n)
EUR	600,000	ZF Finance GmbH, 3.75%, due 9/21/2028	562,168	(n)
			11,153,488
Automakers 0.3%
		Ford Motor Co.
	$1,415,000	9.63%, due 4/22/2030	1,729,838
	1,045,000	4.75%, due 1/15/2043	841,225
	4,390,000	5.29%, due 12/8/2046	3,775,400	(m)
	2,225,000	Jaguar Land Rover Automotive PLC, 7.75%, due 10/15/2025	2,229,194	(i)(m)
			8,575,657
Banks 7.8%
	5,000,000	ABN AMRO Bank NV, 3.32%, due 3/13/2037	4,205,936	(i)(m)(o)
EUR	300,000	AMCO - Asset Management Co. SpA, 0.75%, due 4/20/2028	281,115	(n)
	$1,600,000	Banco Bilbao Vizcaya Argentaria SA, Ser. 9, 6.50%, due 3/5/2025	1,550,000	(m)(o)(p)
		Banco Bradesco SA
	200,000	3.20%, due 1/27/2025	194,047	(i)
	256,000	4.38%, due 3/18/2027	249,984	(i)
	200,000	Banco Davivienda SA, 5.88%, due 7/9/2022	200,244	(n)
	200,000	Banco de Bogota SA, 6.25%, due 5/12/2026	198,252	(n)
	90,000	Banco de Credito del Peru S.A., 2.70%, due 1/11/2025	86,067	(i)
	1,900,000	Banco do Brasil SA, 6.25%, due 4/15/2024	1,755,144	(m)(n)(o)(p)
	200,000	Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa, 4.13%, due 6/6/2024	199,500	(n)
	150,000	Banco Internacional del Peru SAA Interbank, 3.38%, due 1/18/2023	150,092	(n)
	150,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.38%, due 4/17/2025	153,750	(i)
		Banco Santander SA
	2,600,000	7.50%, due 2/8/2024	2,617,940	(m)(n)(o)(p)
EUR	200,000	3.63%, due 3/21/2029	167,821	(n)(o)(p)
	$211,000	Banco Votorantim SA, 4.50%, due 9/24/2024	212,055	(i)
	200,000	Bancolombia SA, 3.00%, due 1/29/2025	187,894
		Bank of America Corp.
	156,000	Ser. JJ, 5.13%, due 6/20/2024	152,061	(o)(p)
	993,000	Ser. MM, 4.30%, due 1/28/2025	897,722	(o)(p)
	15,110,000	1.84%, due 2/4/2025	14,624,905	(m)(o)
	3,265,000	Ser. R, 4.38%, due 1/27/2027	2,889,525	(m)(o)(p)
	1,840,000	Ser. TT, 6.13%, due 4/27/2027	1,840,000	(o)(p)
	1,090,000	Ser. FF, 5.88%, due 3/15/2028	1,043,457	(m)(o)(p)
	10,265,000	2.48%, due 9/21/2036	8,219,595	(m)(o)
	5,000,000	Bank of New York Mellon Corp, Ser. I, 3.75%, due 12/20/2026	4,450,000	(m)(o)(p)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
	$260,000	Bank of New York Mellon Corp., Ser. J, (SOFR + 0.20%), 0.48%, due 10/25/2024	$257,589	(b)
		Banque Federative du Credit Mutuel SA
EUR	200,000	Ser. 99, (EUAMDB10 + 0.10%, Cap 8.00%, Floor 0.00%), 0.96%, due 2/25/2023	182,279	(b)(p)
EUR	200,000	1.25%, due 6/3/2030	187,630	(n)
EUR	140,000	Barclays Bank PLC, (3M EURIBOR + 0.71%), 0.21%, due 6/15/2022	125,411	(b)(n)(p)
		Barclays PLC
	$6,960,000	4.38%, due 3/15/2028	5,802,900	(m)(o)(p)
EUR	200,000	0.58%, due 8/9/2029	182,517	(n)(o)
	$200,000	BBK BSC, 5.50%, due 7/9/2024	203,422	(n)
	200,000	BBVA Bancomer SA, 6.75%, due 9/30/2022	202,570	(n)
		BNP Paribas SA
	4,840,000	4.63%, due 1/12/2027	4,377,974	(i)(m)(o)(p)
	1,285,000	4.50%, due 2/25/2030	1,108,312	(i)(m)(o)(p)
	1,965,000	4.63%, due 2/25/2031	1,655,414	(i)(m)(o)(p)
		Citigroup, Inc.
	1,595,000	(3M USD LIBOR + 1.10%), 1.57%, due 5/17/2024	1,591,862	(b)
	1,320,000	Ser. U, 5.00%, due 9/12/2024	1,249,050	(m)(o)(p)
	865,000	Ser. V, 4.70%, due 1/30/2025	785,420	(o)(p)
	480,000	Ser. W, 4.00%, due 12/10/2025	435,600	(o)(p)
	8,785,000	3.29%, due 3/17/2026	8,566,854	(m)(o)
EUR	200,000	1.25%, due 7/6/2026	205,940	(n)(o)
	$3,140,000	Ser. Y, 4.15%, due 11/15/2026	2,777,644	(m)(o)(p)
		Citizens Financial Group, Inc.
	2,400,000	Ser. B, 6.00%, due 7/6/2023	2,289,120	(m)(o)(p)
	1,203,000	Ser. C, 6.38%, due 4/6/2024	1,163,902	(m)(o)(p)
	1,400,000	Commerzbank AG, 7.00%, due 4/9/2025	1,379,000	(m)(n)(o)(p)
	206,000	Credit Bank of Moscow Via CBOM Finance PLC, 4.70%, due 1/29/2025	29,870	(i)
		Credit Suisse Group AG
	1,003,000	6.38%, due 8/21/2026	944,214	(i)(o)(p)
	3,180,000	5.25%, due 2/11/2027	2,794,425	(i)(m)(o)(p)
	870,000	5.10%, due 1/24/2030	752,550	(i)(o)(p)
	6,875,000	3.09%, due 5/14/2032	5,749,611	(i)(m)(o)
	200,000	Development Bank of Mongolia LLC, 7.25%, due 10/23/2023	197,978	(n)
EUR	200,000	Dexia Credit Local SA, 0.63%, due 1/17/2026	205,783	(n)
		DIB Sukuk Ltd.
	$200,000	3.63%, due 2/6/2023	201,186	(n)
	200,000	2.95%, due 1/16/2026	193,766	(n)
	200,000	Emirates Development Bank PJSC, 3.52%, due 3/6/2024	200,150	(n)
	2,035,000	Emirates NBD Bank PJSC, 6.13%, due 3/20/2025	2,052,806	(m)(n)(o)(p)
	1,793,000	Fifth Third Bancorp, Ser. H, 5.10%, due 6/30/2023	1,741,451	(m)(o)(p)
	200,000	Finansbank AS, 4.88%, due 5/19/2022	199,813	(n)
		Goldman Sachs Group, Inc.
	1,570,000	(3M USD LIBOR + 1.60%), 2.11%, due 11/29/2023	1,588,608	(b)(m)
	509,000	Ser. Q, 5.50%, due 8/10/2024	509,402	(o)(p)
	15,110,000	1.76%, due 1/24/2025	14,589,800	(m)(o)
	736,000	Ser. R, 4.95%, due 2/10/2025	708,400	(o)(p)
	1,415,000	Ser. U, 3.65%, due 8/10/2026	1,227,512	(m)(o)(p)
	2,635,000	Ser. V, 4.13%, due 11/10/2026	2,363,123	(m)(o)(p)
EUR	180,000	2.00%, due 11/1/2028	183,268	(n)
		Grupo Aval Ltd.
	$200,000	4.75%, due 9/26/2022	200,360	(n)
	1,400,000	4.38%, due 2/4/2030	1,185,310	(i)(m)
	200,000	Hana Bank, 3.25%, due 3/30/2027	195,320	(i)
		HSBC Holdings PLC
	1,510,000	4.00%, due 3/9/2026	1,355,225	(m)(o)(p)
	10,535,000	6.00%, due 5/22/2027	10,113,600	(m)(o)(p)
	1,170,000	4.70%, due 3/9/2031	994,500	(m)(o)(p)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
		Huntington Bancshares, Inc.
	$1,643,000	Ser. E, 5.70%, due 4/15/2023	$1,548,035	(m)(o)(p)
	480,000	Ser. F, 5.63%, due 7/15/2030	478,546	(o)(p)
		ING Groep NV
	803,000	6.50%, due 4/16/2025	800,992	(o)(p)
	2,895,000	5.75%, due 11/16/2026	2,779,200	(m)(o)(p)
	4,892,000	3.88%, due 5/16/2027	3,962,520	(m)(o)(p)
EUR	221,000	Islandsbanki HF, 1.13%, due 1/19/2024	231,841	(n)(o)
	$200,000	Itau Unibanco Holding SA, 2.90%, due 1/24/2023	200,250	(i)
		JPMorgan Chase & Co.
	861,000	Ser. CC, 4.63%, due 11/1/2022	824,408	(o)(p)
	1,426,000	Ser. FF, 5.00%, due 8/1/2024	1,351,420	(m)(o)(p)
	792,000	Ser. HH, 4.60%, due 2/1/2025	732,046	(o)(p)
	1,356,000	(SOFR + 0.58%), 0.86%, due 6/23/2025	1,339,989	(b)
	11,565,000	1.56%, due 12/10/2025	10,886,223	(m)(o)
	1,390,000	Ser. KK, 3.65%, due 6/1/2026	1,247,525	(m)(o)(p)
		KFW
EUR	114,000	0.01%, due 5/5/2027	113,973	(n)
EUR	124,000	0.00%, due 9/15/2031	114,459	(n)
	$291,000	Korea Development Bank, (3M USD LIBOR + 0.48%), 1.44%, due 10/1/2022	291,246	(b)
EUR	223,000	Landsbankinn HF, 0.50%, due 5/20/2024	228,043	(n)
		Lloyds Banking Group PLC
	$445,000	2.91%, due 11/7/2023	444,239	(o)
	1,345,000	7.50%, due 6/27/2024	1,371,900	(m)(o)(p)
	2,070,000	7.50%, due 9/27/2025	2,127,132	(m)(o)(p)
		M&T Bank Corp.
	665,000	Ser. G, 5.00%, due 8/1/2024	643,387	(o)(p)
	3,685,000	3.50%, due 9/1/2026	3,095,447	(m)(o)(p)
	200,000	Mashreqbank PSC, 4.25%, due 2/26/2024	202,017	(n)
		Morgan Stanley
	1,609,000	(SOFR + 0.63%), 0.90%, due 1/24/2025	1,593,311	(b)
EUR	200,000	1.10%, due 4/29/2033	180,488	(o)
	$10,265,000	2.48%, due 9/16/2036	8,212,590	(m)(o)
EUR	200,000	Nationale-Nederlanden Bank NV, 1.00%, due 9/25/2028	203,402	(n)
		Natwest Group PLC
	$2,000,000	6.00%, due 12/29/2025	1,971,100	(m)(o)(p)
	3,215,000	4.60%, due 6/28/2031	2,693,290	(m)(o)(p)
	10,880,000	3.03%, due 11/28/2035	9,120,342	(m)(o)
	3,400,000	Nordea Bank Abp, 3.75%, due 3/1/2029	2,779,500	(i)(m)(o)(p)
	200,000	Philippine National Bank, 3.28%, due 9/27/2024	196,676	(n)
	3,633,000	PNC Financial Services Group, Inc., Ser. T, 3.40%, due 9/15/2026	3,124,380	(m)(o)(p)
	200,000	QIB Sukuk Ltd., 3.25%, due 5/23/2022	200,000	(n)
		Royal Bank of Canada
	885,000	(3M USD LIBOR + 0.36%), 1.40%, due 1/17/2023	884,642	(b)
	5,830,000	3.38%, due 4/14/2025	5,768,144
	3,400,000	Skandinaviska Enskilda Banken AB, 5.13%, due 5/13/2025	3,253,052	(m)(n)(o)(p)
	1,110,000	Societe Generale SA, 4.75%, due 5/26/2026	984,164	(i)(o)(p)
	3,975,000	Standard Chartered PLC, 4.30%, due 8/19/2028	3,289,312	(i)(m)(o)(p)
	5,470,000	SVB Financial Group, Ser. D, 4.25%, due 11/15/2026	4,734,969	(m)(o)(p)
	680,000	Toronto-Dominion Bank, (SOFR + 0.48%), 0.76%, due 1/27/2023	679,898	(b)
	1,040,000	Truist Bank, (SOFR + 0.20%), 0.48%, due 1/17/2024	1,031,961	(b)(m)
	4,040,000	Truist Financial Corp., Ser. Q, 5.10%, due 3/1/2030	4,024,850	(m)(o)(p)
	4,975,000	U.S. Bancorp, 3.70%, due 1/15/2027	4,249,993	(m)(o)(p)
		UBS Group AG
	1,555,000	4.88%, due 2/12/2027	1,422,825	(i)(m)(o)(p)
	825,000	4.38%, due 2/10/2031	688,627	(i)(o)(p)
	3,551,000	UBS Group Funding AG, 6.88%, due 8/7/2025	3,595,387	(m)(n)(o)(p)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
		UniCredit SpA
	$589,000	8.00%, due 6/3/2024	$593,541	(n)(o)(p)
EUR	250,000	3.88%, due 6/3/2027	212,019	(n)(o)(p)
		Wells Fargo & Co.
	$1,423,000	(3M USD LIBOR + 1.23%), 2.47%, due 10/31/2023	1,428,521	(b)
	1,257,000	Ser. S, 5.90%, due 6/15/2024	1,230,289	(m)(o)(p)
	2,765,000	Ser. BB, 3.90%, due 3/15/2026	2,522,924	(m)(o)(p)
		Westpac Banking Corp.
	440,000	(3M USD LIBOR + 0.39%), 1.41%, due 1/13/2023	440,276	(b)
EUR	200,000	0.38%, due 4/2/2026	202,694	(n)
			238,263,552
Beverages 0.5%
	$10,265,000	Constellation Brands, Inc., 2.25%, due 8/1/2031	8,511,146	(m)
	6,985,000	Molson Coors Beverage Co., 4.20%, due 7/15/2046	5,988,343	(m)
EUR	575,000	Sunshine Mid BV, 6.50%, due 5/15/2026	611,146	(n)
			15,110,635
Building & Construction 0.1%
	$2,675,000	Shea Homes L.P./Shea Homes Funding Corp., 4.75%, due 2/15/2028	2,394,125	(i)(m)
	53,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.88%, due 6/15/2024	53,811
			2,447,936
Building Materials 0.3%
	1,785,000	Cornerstone Building Brands, Inc., 6.13%, due 1/15/2029	1,485,209	(i)
	1,835,000	Jeld-Wen, Inc., 4.88%, due 12/15/2027	1,664,015	(i)(m)
	1,100,000	Masonite Int'l Corp., 5.38%, due 2/1/2028	1,053,140	(i)
EUR	1,840,000	PCF GmbH, 4.75%, due 4/15/2026	1,793,654	(n)
	$3,000,000	Standard Industries, Inc., 4.38%, due 7/15/2030	2,501,565	(i)(m)
	200,000	Votorantim Cimentos Int'l SA, 7.25%, due 4/5/2041	226,502	(n)
			8,724,085
Cable & Satellite Television 1.1%
		CCO Holdings LLC/CCO Holdings Capital Corp.
	1,730,000	5.00%, due 2/1/2028	1,647,825	(i)
	2,135,000	4.75%, due 3/1/2030	1,908,156	(i)
	3,130,000	4.50%, due 8/15/2030	2,730,925	(i)(m)
	1,205,000	4.25%, due 2/1/2031	1,015,574	(i)
	3,635,000	4.75%, due 2/1/2032	3,123,665	(i)(m)
		CSC Holdings LLC
	2,475,000	7.50%, due 4/1/2028	2,281,579	(i)(m)
	1,160,000	6.50%, due 2/1/2029	1,102,000	(i)
	9,885,000	5.75%, due 1/15/2030	8,204,550	(i)(m)
	1,835,000	4.63%, due 12/1/2030	1,403,775	(i)(m)
		DISH DBS Corp.
	1,785,000	7.75%, due 7/1/2026	1,679,087	(m)
	2,675,000	7.38%, due 7/1/2028	2,338,966	(m)
	2,275,000	5.13%, due 6/1/2029	1,777,025	(m)
	1,310,000	DISH Network Corp., 3.38%, due 8/15/2026	1,123,325

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
		Radiate Holdco LLC/Radiate Finance, Inc.
	$3,235,000	4.50%, due 9/15/2026	$2,979,079	(i)(m)
	1,010,000	6.50%, due 9/15/2028	888,800	(i)
			34,204,331
Chemicals 1.0%
EUR	200,000	Ashland Services BV, 2.00%, due 1/30/2028	190,975	(n)
EUR	200,000	Dow Chemical Co, 1.13%, due 3/15/2032	182,179
	$2,605,000	H.B. Fuller Co., 4.25%, due 10/15/2028	2,331,709	(m)
		INEOS Finance PLC
EUR	1,595,000	3.38%, due 3/31/2026	1,594,572	(m)(n)
EUR	280,000	2.88%, due 5/1/2026	271,933	(n)
EUR	2,705,000	INEOS Quattro Finance 1 PLC, 3.75%, due 7/15/2026	2,604,059	(m)(n)
	$5,175,000	INEOS Quattro Finance 2 PLC, 3.38%, due 1/15/2026	4,724,775	(i)(m)
EUR	815,000	Kronos Int'l, Inc., 3.75%, due 9/15/2025	820,553	(n)
	$200,000	MEGlobal Canada ULC, 5.00%, due 5/18/2025	203,626	(i)
		NOVA Chemicals Corp.
	3,030,000	4.88%, due 6/1/2024	2,988,338	(i)(m)
	2,810,000	5.25%, due 6/1/2027	2,662,475	(i)(m)
		Olympus Water U.S. Holding Corp.
	2,200,000	4.25%, due 10/1/2028	1,944,052	(i)
	900,000	6.25%, due 10/1/2029	747,000	(i)
	200,000	Sasol Financing Int'l Ltd., 4.50%, due 11/14/2022	199,260
	200,000	Sasol Financing USA LLC, 5.88%, due 3/27/2024	199,200
EUR	745,000	SGL Carbon SE, 4.63%, due 9/30/2024	771,791	(n)
	$4,680,000	Tronox, Inc., 4.63%, due 3/15/2029	4,176,900	(i)(m)
	200,000	Unigel Luxembourg SA, 8.75%, due 10/1/2026	207,100	(i)
	5,885,000	WR Grace Holdings LLC, 5.63%, due 8/15/2029	5,013,432	(i)(m)
			31,833,929
Commercial Services 0.5%
		AA Bond Co. Ltd.
GBP	335,000	6.50%, due 1/31/2026	409,564	(i)
GBP	150,000	6.50%, due 1/31/2026	183,387	(n)
EUR	401,000	Autostrade per l'Italia SpA, 1.88%, due 9/26/2029	380,268	(n)
GBP	721,000	BCP V Modular Services Finance II PLC, 6.13%, due 11/30/2028	812,587	(n)
EUR	579,000	BCP V Modular Services Finance PLC, 6.75%, due 11/30/2029	526,650	(n)
	$200,000	Bidvest Group UK PLC, 3.63%, due 9/23/2026	183,510	(i)
	200,000	DP World Crescent Ltd., 3.91%, due 5/31/2023	200,681	(n)
	2,055,000	Georgetown University, Ser. 20A, 2.94%, due 4/1/2050	1,537,136	(m)
EUR	1,460,000	House of Finance NV, 4.38%, due 7/15/2026	1,461,515	(m)(n)
EUR	365,000	House of HR, 7.50%, due 1/15/2027	381,332	(n)
EUR	1,920,000	Kapla Holding SAS, 3.38%, due 12/15/2026	1,848,630	(m)(n)
	$200,000	Korea Expressway Corp., 1.13%, due 5/17/2026	182,112	(i)
EUR	1,785,000	Loxam SAS, 5.75%, due 7/15/2027	1,770,101	(m)(n)
GBP	360,000	RAC Bond Co. PLC, 5.25%, due 11/4/2027	406,457	(n)
EUR	404,431	Techem Verwaltungsgesellschaft 674 mbH, 6.00%, due 7/30/2026	418,885	(n)
		Verisure Holding AB
EUR	1,965,000	3.88%, due 7/15/2026	1,948,880	(m)(n)
EUR	1,095,000	3.25%, due 2/15/2027	1,038,356	(m)(n)
			13,690,051

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Computers 0.2%
	$1,185,000	IBM Corp., 2.85%, due 5/13/2022	$1,185,677	(m)
	6,170,000	Western Digital Corp., 3.10%, due 2/1/2032	5,138,376	(m)
			6,324,053
Consumer - Commercial Lease Financing 0.6%
	1,722,000	AerCap Global Aviation Trust, 6.50%, due 6/15/2045	1,670,340	(i)(o)
	615,000	Ally Financial, Inc., 5.75%, due 11/20/2025	631,793
	11,238,601	Global Aircraft Leasing Co. Ltd., 6.50% Cash/7.25% PIK, due 9/15/2024	9,693,068	(i)(m)(q)
	2,335,000	OneMain Finance Corp., 3.50%, due 1/15/2027	2,051,344
		Springleaf Finance Corp.
	2,850,000	6.88%, due 3/15/2025	2,864,250	(m)
	1,700,000	7.13%, due 3/15/2026	1,721,250	(m)
			18,632,045
Cosmetics - Personal Care 0.0%(d)
	900,000	Natura Cosmeticos SA, 4.13%, due 5/3/2028	806,940	(i)
Diversified Capital Goods 0.1%
	2,235,000	Stevens Holding Co, Inc., 6.13%, due 10/1/2026	2,240,588	(i)(m)
Diversified Financial Services 1.1%
	6,700,000	AerCap Ireland Capital Designated Activiey Co./AerCap Global Aviation Trust, 3.30%, due 1/30/2032	5,574,601	(m)
		Ally Financial, Inc.
	2,065,000	Ser. B, 4.70%, due 5/15/2026	1,783,128	(m)(o)(p)
	2,060,000	Ser. C, 4.70%, due 5/15/2028	1,773,269	(m)(o)(p)
	3,330,000	American Express Co., 3.55%, due 9/15/2026	2,868,296	(m)(o)(p)
	765,000	American Express,Co., (SOFR + 0.93%), 1.18%, due 3/4/2025	770,128	(b)
		Banco BTG Pactual SA
	200,000	4.50%, due 1/10/2025	197,040	(i)
	256,000	2.75%, due 1/11/2026	233,280	(i)
		Capital One Financial Corp.
	905,000	(3M USD LIBOR + 0.72%), 1.96%, due 1/30/2023	904,084	(b)
	4,790,000	Ser. M, 3.95%, due 9/1/2026	4,155,325	(m)(o)(p)
	5,557,000	Charles Schwab Corp., Ser. H, 4.00%, due 12/1/2030	4,710,224	(m)(o)(p)
	2,081,000	Discover Financial Services, Ser. C, 5.50%, due 10/30/2027	1,874,731	(m)(o)(p)
		Encore Capital Group, Inc.
GBP	715,000	5.38%, due 2/15/2026	881,095	(n)
GBP	1,890,000	4.25%, due 6/1/2028	2,141,191	(m)(n)
	$150,000	Fondo MIVIVIENDA S.A., 4.63%, due 4/12/2027	148,125	(i)
	200,000	Haitong Int'l Securities Group Ltd., 3.13%, due 5/18/2025	193,845	(n)
		Intrum AB
EUR	1,490,000	3.50%, due 7/15/2026	1,460,736	(m)(n)
EUR	1,820,000	3.00%, due 9/15/2027	1,699,424	(m)(n)
EUR	190,000	Motion Finco S.a.r.l., 7.00%, due 5/15/2025	206,188	(n)
EUR	100,000	Societe Generale SFH SA, 0.01%, due 12/2/2026	99,069	(n)
	$1,435,000	XP, Inc., 3.25%, due 7/1/2026	1,317,617	(i)(m)
			32,991,396

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Electric 1.3%
	$1,500,000	1MDB Energy Ltd., 5.99%, due 5/11/2022	$1,492,500	(m)(n)
	200,000	Adani Green Energy Ltd., 4.38%, due 9/8/2024	191,000	(i)
	234,000	China Huadian Overseas Development 2018 Ltd., 3.38%, due 6/23/2025	232,865	(n)(o)(p)
	6,300,000	CMS Energy Corp., 3.75%, due 12/1/2050	5,292,000	(m)(o)
	200,000	Comision Federal de Electricidad, 4.75%, due 2/23/2027	196,602	(n)
		Dominion Energy, Inc.
	595,000	Ser. D, (3M USD LIBOR + 0.53%), 1.36%, due 9/15/2023	593,951	(b)
	1,350,000	Ser. C, 4.35%, due 1/15/2027	1,232,955	(m)(o)(p)
	525,000	Duke Energy Corp., (SOFR + 0.25%), 0.51%, due 6/10/2023	523,009	(b)
	8,220,000	Edison Int'l, Ser. B, 5.00%, due 12/15/2026	7,440,115	(m)(o)(p)
EUR	200,000	Electricite de France SA, 2.88%, due 12/15/2026	186,990	(n)(o)(p)
	$760,000	Florida Power & Light Co., (SOFR + 0.25%), 0.44%, due 5/10/2023	757,794	(b)
	126,380	Genneia SA, 8.75%, due 9/2/2027	123,916	(i)
	200,000	Greenko Wind Projects Mauritius, Ltd., 5.50%, due 4/6/2025	195,100	(i)
		National Rural Utilities Cooperative Finance Corp.
	425,000	Ser. D, (SOFR + 0.40%), 0.58%, due 8/7/2023	424,440	(b)
	975,000	Ser. D, (SOFR + 0.33%), 0.61%, due 10/18/2024	971,393	(b)
	710,000	NextEra Energy Capital Holdings, Inc., (SOFR + 0.40%), 0.68%, due 11/3/2023	706,114	(b)
	8,460,000	Pacific Gas & Electric Co., 4.30%, due 3/15/2045	6,555,444	(m)
	200,000	Pampa Energia SA, 7.38%, due 7/21/2023	200,002	(n)
	1,009,000	PPL Electric Utilities Corp., (SOFR + 0.33%), 0.61%, due 6/24/2024	1,003,117	(b)
	498,000	Southern California Edison Co., (SOFR + 0.47%), 0.71%, due 12/2/2022	497,817	(b)
		Southern Co.
	11,305,000	Ser. B, 4.00%, due 1/15/2051	10,741,559	(m)(o)
EUR	320,000	1.88%, due 9/15/2081	286,520	(o)
			39,845,203
Electric - Generation 1.2%
		Calpine Corp.
	$5,785,000	4.50%, due 2/15/2028	5,355,290	(i)(m)
	455,000	5.13%, due 3/15/2028	413,311	(i)
	3,905,000	4.63%, due 2/1/2029	3,412,755	(i)(m)
	4,266,000	5.00%, due 2/1/2031	3,637,746	(i)(m)
	1,465,000	Leeward Renewable Energy Operations LLC, 4.25%, due 7/1/2029	1,311,175	(i)
		NRG Energy, Inc.
	2,550,000	5.75%, due 1/15/2028	2,492,625	(m)
	605,000	5.25%, due 6/15/2029	569,831	(i)
	7,240,000	3.63%, due 2/15/2031	6,027,300	(i)(m)
	4,125,000	Sunnova Energy Corp., 5.88%, due 9/1/2026	3,774,375	(i)(m)
	960,000	Vistra Corp., 7.00%, due 12/15/2026	933,600	(i)(o)(p)
		Vistra Operations Co. LLC
	650,000	5.50%, due 9/1/2026	647,725	(i)
	4,940,000	5.00%, due 7/31/2027	4,705,350	(i)(m)
	2,985,000	4.38%, due 5/1/2029	2,708,828	(i)(m)
			35,989,911
Electric - Integrated 0.1%
	3,760,000	FirstEnergy Corp., Ser. C, 5.35%, due 7/15/2047	3,514,472	(m)(r)
Electronics 0.0%(d)
	450,000	Honeywell Int'l, Inc., (3M USD LIBOR + 0.37%), 0.71%, due 8/8/2022	450,079	(b)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Energy - Alternate Sources 0.0%(d)
	$610,000	FS Luxembourg S.a.r.l., 10.00%, due 12/15/2025	$623,725	(i)
Energy - Exploration & Production 1.0%
	1,150,000	Antero Resources Corp., 5.38%, due 3/1/2030	1,123,653	(i)
		Ascent Resources Utica Holdings LLC/ARU Finance Corp.
	1,150,000	7.00%, due 11/1/2026	1,159,016	(i)(m)
	995,000	8.25%, due 12/31/2028	1,034,800	(i)
	1,770,000	5.88%, due 6/30/2029	1,713,201	(i)
	640,000	Callon Petroleum Co., 8.00%, due 8/1/2028	661,965	(i)
		Comstock Resources, Inc.
	4,903,000	6.75%, due 3/1/2029	4,957,816	(i)(m)
	3,830,000	5.88%, due 1/15/2030	3,685,647	(i)(m)
		Hilcorp Energy I L.P./Hilcorp Finance Co.
	510,000	6.25%, due 11/1/2028	507,781	(i)
	851,000	5.75%, due 2/1/2029	833,980	(i)
	938,000	6.00%, due 2/1/2031	905,207	(i)
	620,000	Northern Oil and Gas, Inc., 8.13%, due 3/1/2028	616,900	(i)
		Occidental Petroleum Corp.
	2,180,000	5.88%, due 9/1/2025	2,239,013	(m)
	1,545,000	5.50%, due 12/1/2025	1,572,037
	620,000	5.55%, due 3/15/2026	635,500
	785,000	6.13%, due 1/1/2031	825,082
	3,005,000	4.30%, due 8/15/2039	2,552,297	(m)
	1,310,000	PDC Energy, Inc., 5.75%, due 5/15/2026	1,274,840
	685,000	Rockcliff Energy II LLC, 5.50%, due 10/15/2029	664,450	(i)
		Southwestern Energy Co.
	1,165,000	5.38%, due 3/15/2030	1,150,263	(m)
	3,630,000	4.75%, due 2/1/2032	3,432,637	(m)
			31,546,085
Engineering & Construction 0.0%(d)
	410,000	China Minmetals Corp., 3.75%, due 11/13/2022	411,446	(n)(o)(p)
	200,000	IHS Holding Ltd., 5.63%, due 11/29/2026	190,000	(i)
			601,446
Entertainment 0.5%
	710,000	Cedar Fair L.P., 5.25%, due 7/15/2029	671,837
	1,220,000	Churchill Downs, Inc., 5.50%, due 4/1/2027	1,197,930	(i)(m)
EUR	880,000	Cirsa Finance Int'l S.a.r.l., 4.75%, due 5/22/2025	885,280	(n)
	$1,385,000	Live Nation Entertainment, Inc., 4.88%, due 11/1/2024	1,367,591	(i)
		Magallanes, Inc.
	355,000	(SOFR + 1.78%), 2.05%, due 3/15/2024	358,240	(b)(i)
	7,935,000	5.14%, due 3/15/2052	7,074,301	(i)(m)
EUR	495,000	Motion Bondco Designated Activiey Co., 4.50%, due 11/15/2027	464,892	(n)
EUR	985,000	Sazka Group AS, 3.88%, due 2/15/2027	945,395	(n)
	$1,160,000	Six Flags Entertainment Corp., 4.88%, due 7/31/2024	1,155,360	(i)
GBP	585,000	William Hill PLC, 4.75%, due 5/1/2026	740,522	(n)
			14,861,348

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Environmental 0.2%
		GFL Environmental, Inc.
	$2,360,000	4.25%, due 6/1/2025	$2,288,940	(i)(m)
	4,080,000	4.75%, due 6/15/2029	3,702,600	(i)(m)
			5,991,540
Food 0.2%
EUR	500,000	Casino Guichard Perrachon SA, 4.50%, due 3/7/2024	457,570	(n)(r)
	$200,000	Cencosud SA, 4.38%, due 7/17/2027	194,000	(n)
GBP	410,000	Iceland Bondco PLC, 4.63%, due 3/15/2025	441,444	(n)
	$204,000	JBS Finance Luxembourg S.a.r.l., 2.50%, due 1/15/2027	183,090	(i)
	410,000	Kraft Heinz Foods Co., 3.88%, due 5/15/2027	400,930
GBP	325,000	Premier Foods Finance PLC, 3.50%, due 10/15/2026	373,289	(n)
	$4,228,000	Sysco Corp., 6.60%, due 4/1/2050	5,026,221	(m)
			7,076,544
Food - Wholesale 0.3%
	1,880,000	Performance Food Group, Inc., 5.50%, due 10/15/2027	1,824,399	(i)
		Pilgrim's Pride Corp.
	2,280,000	4.25%, due 4/15/2031	2,080,500	(i)
	1,285,000	3.50%, due 3/1/2032	1,085,825	(i)(m)
		Post Holdings, Inc.
	2,975,000	5.63%, due 1/15/2028	2,812,863	(i)(m)
	145,000	5.50%, due 12/15/2029	131,950	(i)
	1,025,000	4.63%, due 4/15/2030	876,375	(i)
			8,811,912
Forest Products & Paper 0.0%(d)
EUR	1,505,000	Ahlstrom-Munksjo Holding 3 Oy, 3.63%, due 2/4/2028	1,419,491	(m)(n)
Gaming 0.8%
		Caesars Entertainment, Inc.
	$1,775,000	6.25%, due 7/1/2025	1,794,294	(i)
	3,067,000	8.13%, due 7/1/2027	3,205,015	(i)(m)
	2,725,000	4.63%, due 10/15/2029	2,336,687	(i)(m)
	2,445,000	Int'l Game Technology PLC, 4.13%, due 4/15/2026	2,305,683	(i)(m)
		Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
	9,466,000	5.50%, due 3/1/2025	9,158,355	(i)(m)
	4,900,000	5.25%, due 5/15/2027	4,506,383	(i)
			23,306,417
Gas 0.0%(d)
	285,000	Atmos Energy Corp., (3M USD LIBOR + 0.38%), 1.02%, due 3/9/2023	285,145	(b)
	200,000	Beijing Gas Singapore Capital Corp., 1.88%, due 1/18/2025	190,491	(n)
	308,000	CenterPoint Energy Resources Corp., (3M USD LIBOR + 0.50%), 1.00%, due 3/2/2023	307,380	(b)
	265,000	Southern California Gas Co., (3M USD LIBOR + 0.35%), 1.15%, due 9/14/2023	263,563	(b)
			1,046,579

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Gas Distribution 2.3%
	Antero Midstream Partners L.P./Antero Midstream Finance Corp.
$4,090,000	5.75%, due 1/15/2028	$3,976,748	(i)(m)
1,260,000	5.38%, due 6/15/2029	1,181,023	(i)
	Buckeye Partners L.P.
500,000	5.85%, due 11/15/2043	398,750
2,570,000	5.60%, due 10/15/2044	2,062,425	(m)
3,215,000	Cheniere Energy Partners L.P., 4.50%, due 10/1/2029	3,078,363	(m)
5,775,000	CQP Holdco L.P./BIP-V Chinook Holdco LLC, 5.50%, due 6/15/2031	5,326,282	(i)(m)
300,000	DCP Midstream LLC, 5.85%, due 5/21/2043	272,661	(i)(o)
565,000	DCP Midstream Operating L.P., 5.60%, due 4/1/2044	540,129
3,535,000	DT Midstream, Inc., 4.13%, due 6/15/2029	3,216,850	(i)(m)
	EQM Midstream Partners L.P.
1,265,000	6.00%, due 7/1/2025	1,253,678	(i)
1,415,000	6.50%, due 7/1/2027	1,429,150	(i)(m)
805,000	4.50%, due 1/15/2029	724,677	(i)
480,000	4.75%, due 1/15/2031	427,968	(i)
3,685,000	EQT Midstream Partners L.P., 5.50%, due 7/15/2028	3,519,175	(m)
	Genesis Energy L.P./Genesis Energy Finance Corp.
705,000	6.50%, due 10/1/2025	669,750
1,020,000	6.25%, due 5/15/2026	951,150
525,000	8.00%, due 1/15/2027	514,888
1,660,000	7.75%, due 2/1/2028	1,597,750	(m)
775,000	Harvest Midstream I L.P., 7.50%, due 9/1/2028	786,362	(i)
2,215,000	ITT Holdings LLC, 6.50%, due 8/1/2029	1,960,275	(i)
	New Fortress Energy, Inc.
5,200,000	6.75%, due 9/15/2025	5,112,328	(i)(m)
8,225,000	6.50%, due 9/30/2026	7,960,319	(i)(m)
2,240,000	NuStar Logistics L.P., 5.75%, due 10/1/2025	2,228,800	(m)
2,275,000	Solaris Midstream Holdings LLC, 7.63%, due 4/1/2026	2,331,875	(i)
530,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.75%, due 4/15/2025	424,000
	Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp.
3,575,000	7.50%, due 10/1/2025	3,648,359	(i)(m)
655,000	6.00%, due 3/1/2027	628,800	(i)
2,905,000	5.50%, due 1/15/2028	2,707,925	(i)(m)
4,490,000	6.00%, due 12/31/2030	4,153,250	(i)(m)
3,350,000	6.00%, due 9/1/2031	3,056,875	(i)(m)
1,715,000	Venture Global Calcasieu Pass LLC, 4.13%, due 8/15/2031	1,556,363	(i)(m)
1,790,000	Western Midstream Operating L.P., 4.55%, due 2/1/2030	1,644,455	(m)(r)
		69,341,403
Health Facilities 0.6%
1,220,000	Acadia Healthcare Co., Inc., 5.50%, due 7/1/2028	1,188,109	(i)
	CHS/Community Health Systems, Inc.
680,000	5.63%, due 3/15/2027	648,205	(i)
2,509,000	8.00%, due 12/15/2027	2,599,224	(i)(m)
980,000	5.25%, due 5/15/2030	859,117	(i)
1,210,000	4.75%, due 2/15/2031	1,025,475	(i)
2,655,000	HCA, Inc., 5.63%, due 9/1/2028	2,743,783	(m)
2,270,000	Select Medical Corp., 6.25%, due 8/15/2026	2,252,975	(i)(m)
6,040,000	Tenet Healthcare Corp., 6.13%, due 10/1/2028	5,798,098	(i)(m)
		17,114,986

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Health Services 0.4%
	$1,750,000	DaVita, Inc., 4.63%, due 6/1/2030	$1,522,500	(i)(m)
	1,245,000	Envision Healthcare Corp., 8.75%, due 10/15/2026	518,468	(i)
	3,960,000	Minerva Merger Sub, Inc., 6.50%, due 2/15/2030	3,644,942	(i)(m)
	2,160,000	Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 7.25%, due 2/1/2028	2,181,600	(i)
	1,300,000	Team Health Holdings, Inc., 6.38%, due 2/1/2025	1,107,912	(i)(m)
	2,310,000	Vizient, Inc., 6.25%, due 5/15/2027	2,385,075	(i)(m)
			11,360,497
Healthcare - Products 0.1%
	590,000	Baxter Int'l, Inc., (SOFR + 0.44%), 0.67%, due 11/29/2024	587,091	(b)(i)
EUR	220,000	Stryker Corp., 2.63%, due 11/30/2030	236,107
		Thermo Fisher Scientific, Inc.
	$300,000	(SOFR + 0.35%), 0.63%, due 4/18/2023	299,537	(b)
	700,000	(SOFR + 0.39%), 0.67%, due 10/18/2023	698,062	(b)
			1,820,797
Healthcare - Services 0.2%
	2,125,000	Ascension Health, Ser. B, 3.11%, due 11/15/2039	1,837,370	(m)
	2,055,000	CommonSpirit Health, 4.19%, due 10/1/2049	1,841,278	(m)
	580,000	HCA, Inc., 5.88%, due 2/1/2029	604,154
	2,125,000	Mount Sinai Hospitals Group, Inc., Ser. 2019, 3.74%, due 7/1/2049	1,848,270	(m)
	770,000	Roche Holdings, Inc., (SOFR + 0.56%), 0.82%, due 3/10/2025	772,271	(b)(i)
			6,903,343
Holding Companies - Diversified 0.0%(d)
	200,000	Alfa S.A., 5.25%, due 3/25/2024	202,102	(n)
	200,000	KOC Holding AS, 5.25%, due 3/15/2023	199,700	(n)
			401,802
Home Builders 0.1%
GBP	469,000	Maison Finco PLC, 6.00%, due 10/31/2027	542,705	(n)
		Taylor Morrison Communities, Inc.
	$630,000	5.88%, due 6/15/2027	625,388	(i)
	1,095,000	5.75%, due 1/15/2028	1,070,362	(i)(m)
	755,000	Toll Brothers Finance Corp., 4.35%, due 2/15/2028	720,017
			2,958,472
Hotels 0.1%
	2,040,000	Wyndham Hotels & Resorts, Inc., 4.38%, due 8/15/2028	1,901,362	(i)
Household Products - Wares 0.0%(d)
EUR	220,000	Ontex Group NV, 3.50%, due 7/15/2026	200,805	(n)
Insurance 0.3%
EUR	220,000	Athene Global Funding, 0.63%, due 1/12/2028	205,803	(n)
	$3,210,000	Corebridge Financial, Inc., 4.35%, due 4/5/2042	2,902,868	(i)(m)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
	$2,305,000	Liberty Mutual Group, Inc., 4.13%, due 12/15/2051	$2,091,787	(i)(m)(o)
	500,000	New York Life Global Funding, (3M USD LIBOR + 0.44%), 1.45%, due 7/12/2022	500,112	(b)(i)
	421,000	Protective Life Global Funding, (SOFR + 0.98%), 1.26%, due 3/28/2025	423,940	(b)(i)
	1,550,000	Prudential Financial, Inc., 5.13%, due 3/1/2052	1,507,375	(m)(o)
			7,631,885
Insurance Brokerage 0.5%
	3,950,000	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, due 10/15/2027	3,735,238	(i)(m)
	2,315,000	AmWINS Group, Inc., 4.88%, due 6/30/2029	2,118,989	(i)
		AssuredPartners, Inc.
	4,555,000	7.00%, due 8/15/2025	4,491,959	(i)(m)
	2,960,000	5.63%, due 1/15/2029	2,603,202	(i)(m)
	2,770,000	GTCR AP Finance, Inc., 8.00%, due 5/15/2027	2,759,488	(i)(m)
	790,000	HUB Int'l Ltd., 7.00%, due 5/1/2026	783,024	(i)
			16,491,900
Internet 0.2%
		Netflix, Inc.
	390,000	5.88%, due 11/15/2028	401,700
	380,000	6.38%, due 5/15/2029	402,800
EUR	200,000	Prosus NV, 2.78%, due 1/19/2034	169,915	(i)
		United Group BV
EUR	220,000	3.13%, due 2/15/2026	205,615	(n)
EUR	3,630,000	4.00%, due 11/15/2027	3,395,812	(m)(n)
EUR	690,000	3.63%, due 2/15/2028	632,068	(n)
			5,207,910
Investment Companies 0.0%(d)
	$255,000	CNCBINV 1 BVI Ltd., 1.75%, due 11/17/2024	241,502	(n)
	200,000	Huarong Finance 2019 Co. Ltd., 3.25%, due 11/13/2024	187,500	(n)
	200,000	Suramericana SA, 5.50%, due 4/29/2026	198,000	(n)
			627,002
Iron - Steel 0.2%
	3,010,000	CSN Islands XI Corp., 6.75%, due 1/28/2028	2,991,187	(i)(m)
		Metinvest BV
	425,000	7.65%, due 10/1/2027	225,250	(i)
	2,290,000	7.75%, due 10/17/2029	1,225,150	(i)(m)
	1,070,000	Periama Holdings LLC, 5.95%, due 4/19/2026	1,049,112	(m)(n)
	200,000	Severstal OAO Via Steel Capital SA, 5.90%, due 10/17/2022	20,000	(n)
EUR	200,000	thyssenkrupp AG, 2.88%, due 2/22/2024	207,262	(n)
			5,717,961
Leisure Time 0.0%(d)
		Pinnacle Bidco PLC
EUR	122,000	5.50%, due 2/15/2025	128,581	(n)
GBP	1,000,000	6.38%, due 2/15/2025	1,238,588	(m)(n)
			1,367,169

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Lodging 0.2%
EUR	1,300,000	Accor SA, 2.63%, due 1/30/2025	$1,237,995	(m)(n)(o)(p)
	$2,120,000	Melco Resorts Finance Ltd., 5.63%, due 7/17/2027	1,808,360	(i)(m)
	200,000	Studio City Finance Ltd., 6.00%, due 7/15/2025	168,000	(n)
	1,565,000	Wynn Macau Ltd., 5.50%, due 1/15/2026	1,341,987	(i)(m)
			4,556,342
Machinery 0.1%
	2,345,000	SPX FLOW, Inc., 8.75%, due 4/1/2030	2,112,446	(i)(m)
	1,760,000	Terex Corp., 5.00%, due 5/15/2029	1,617,335	(i)
			3,729,781
Machinery - Construction & Mining 0.0%(d)
		Caterpillar Financial Services Corp.
	75,000	0.95%, due 5/13/2022	74,989
	655,000	(3M USD LIBOR + 0.74%), 1.13%, due 5/13/2022	655,053	(b)
	549,000	(SOFR + 0.27%), 0.54%, due 9/13/2024	544,793	(b)
			1,274,835
Machinery - Diversified 0.1%
		John Deere Capital Corp.
	709,000	(SOFR + 0.12%), 0.40%, due 7/10/2023	706,493	(b)
	436,000	(SOFR + 0.20%), 0.48%, due 10/11/2024	436,069	(b)
	138,000	(SOFR + 0.56%), 0.80%, due 3/7/2025	138,546	(b)
EUR	450,000	Platin 1426 GmbH, 5.38%, due 6/15/2023	466,648	(n)
			1,747,756
Managed Care 0.6%
	$1,140,000	Centene Corp., 3.38%, due 2/15/2030	1,018,533	(m)
	445,000	HealthEquity, Inc., 4.50%, due 10/1/2029	406,619	(i)
		Molina Healthcare, Inc.
	1,235,000	3.88%, due 11/15/2030	1,113,958	(i)(m)
	2,725,000	3.88%, due 5/15/2032	2,392,495	(i)(m)
	13,865,000	MPH Acquisition Holdings LLC, 5.75%, due 11/1/2028	12,076,207	(i)(m)
			17,007,812
Media 1.5%
EUR	2,780,000	Altice Financing SA, 4.25%, due 8/15/2029	2,494,521	(m)(n)
EUR	380,000	Altice Finco SA, 4.75%, due 1/15/2028	336,155	(n)
	$7,020,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.80%, due 3/1/2050	5,751,256	(m)
	549,000	Comcast Cable Communications Holdings, Inc., 9.46%, due 11/15/2022	569,122
		Comcast Corp.
	775,000	(3M USD LIBOR + 0.63%), 1.67%, due 4/15/2024	778,787	(b)
	16,360,000	2.94%, due 11/1/2056	11,702,700	(i)(m)
	6,585,000	Discovery Communications LLC, 4.65%, due 5/15/2050	5,664,079	(m)
		Paramount Global
	6,935,000	4.20%, due 5/19/2032	6,398,231	(m)
	8,125,000	6.38%, due 3/30/2062	7,874,465	(m)(o)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
GBP	2,310,000	Virgin Media Vendor Financing Notes III Designated Activiey Co., 4.88%, due 7/15/2028	$2,632,273	(m)(n)
CAD	700,000	Walt Disney Co., 3.06%, due 3/30/2027	520,326
			44,721,915
Media Content 0.6%
	$1,255,000	AMC Networks, Inc., 4.25%, due 2/15/2029	1,092,427
	725,000	Banijay Entertainment SASU, 5.38%, due 3/1/2025	712,724	(i)
	3,480,000	Lions Gate Capital Holdings LLC, 5.50%, due 4/15/2029	3,084,985	(i)(m)
		Sirius XM Radio, Inc.
	2,445,000	3.13%, due 9/1/2026	2,252,456	(i)(m)
	420,000	5.00%, due 8/1/2027	405,300	(i)
	5,580,000	5.50%, due 7/1/2029	5,366,063	(i)(m)
	5,870,000	4.13%, due 7/1/2030	5,154,388	(i)(m)
			18,068,343
Medical Products 0.0%(d)
	845,000	Embecta Corp., 5.00%, due 2/15/2030	762,613	(i)
Metals - Mining Excluding Steel 0.3%
		First Quantum Minerals Ltd.
	1,880,000	6.88%, due 3/1/2026	1,884,700	(i)
	2,650,000	6.88%, due 10/15/2027	2,663,250	(i)(m)
		FMG Resources August 2006 Pty Ltd.
	365,000	5.88%, due 4/15/2030	362,372	(i)
	295,000	6.13%, due 4/15/2032	292,792	(i)
		Hudbay Minerals, Inc.
	4,010,000	4.50%, due 4/1/2026	3,707,466	(i)(m)
	1,260,000	6.13%, due 4/1/2029	1,192,300	(i)
			10,102,880
Mining 0.2%
	200,000	Chinalco Capital Holdings Ltd., 2.13%, due 6/3/2026	183,617	(n)
	3,025,000	Codelco, Inc., 3.15%, due 1/14/2030	2,730,970	(i)(m)
	200,000	Endeavour Mining PLC, 5.00%, due 10/14/2026	182,316	(i)
	214,000	Stillwater Mining Co., 4.00%, due 11/16/2026	196,238	(i)
	200,000	Vedanta Resources Ltd., 6.38%, due 7/30/2022	199,602	(n)
	1,130,000	Volcan Cia Minera SAA, 4.38%, due 2/11/2026	1,011,350	(i)
			4,504,093
Miscellaneous Manufacturer 0.1%
	2,855,000	FXI Holdings, Inc., 7.88%, due 11/1/2024	2,814,117	(i)(m)
		General Electric Capital Corp.
	1,115,000	(3M USD LIBOR + 1.00%), 1.83%, due 3/15/2023	1,116,531	(b)(m)
	240,000	(3M USD LIBOR + 1.00%), 2.04%, due 4/15/2023	240,699	(b)
			4,171,347

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Multi-National 0.0%(d)
	$200,000	Africa Finance Corp., 3.88%, due 4/13/2024	$198,672	(n)
	287,000	Corp. Andina de Fomento, 2.25%, due 2/8/2027	267,877
			466,549
Office - Business Equipment 0.1%
	4,111,000	CDW LLC/CDW Finance Corp., 3.57%, due 12/1/2031	3,599,324	(m)
Oil & Gas 0.8%
	10,165,000	BP Capital PLC, 4.88%, due 3/22/2030	9,745,185	(m)(o)(p)
	525,000	Chevron USA, Inc., (3M USD LIBOR + 0.11%), 0.50%, due 8/12/2022	524,963	(b)
	700,000	CrownRock L.P./CrownRock Finance, Inc., 5.63%, due 10/15/2025	700,000	(i)
		Ecopetrol SA
	89,000	5.88%, due 9/18/2023	90,151
	200,000	4.13%, due 1/16/2025	193,502
	1,215,000	5.88%, due 5/28/2045	955,245
	200,000	Gazprom PJSC Via Gaz Capital SA, 4.95%, due 7/19/2022	115,000	(n)
	200,000	Geopark Ltd., 5.50%, due 1/17/2027	180,250	(n)
	191,600	Hunt Oil Co. of Peru LLC Sucursal Del Peru, 6.38%, due 6/1/2028	183,936	(n)
		KazMunayGas National Co. JSC
	200,000	4.75%, due 4/24/2025	194,867	(n)
	1,345,000	5.75%, due 4/19/2047	1,218,839	(i)(m)
	420,000	Korea National Oil Corp., 1.75%, due 4/18/2025	397,555	(i)
		Leviathan Bond Ltd.
	148,000	5.75%, due 6/30/2023	147,197	(n)
	106,000	6.13%, due 6/30/2025	104,999	(n)
	200,000	Lukoil Capital Designated Activiey Co., 2.80%, due 4/26/2027	72,000	(i)
	1,215,000	Medco Bell Pte Ltd., 6.38%, due 1/30/2027	1,136,633	(i)(m)
	955,000	Pertamina Persero PT, 6.45%, due 5/30/2044	1,018,824	(i)(m)
	200,000	Petrobras Global Finance BV, 7.38%, due 1/17/2027	218,912
		Petroleos Mexicanos
	36,000	6.88%, due 10/16/2025	36,353
	14,000	6.49%, due 1/23/2027	13,436
	287,000	6.50%, due 3/13/2027	274,168
EUR	222,000	4.75%, due 2/26/2029	206,182	(n)
	$1,875,000	6.35%, due 2/12/2048	1,315,125	(m)
	5,510,000	7.69%, due 1/23/2050	4,305,349	(m)
		Repsol Int'l Finance BV
EUR	520,000	4.25%, due 9/11/2028	523,455	(n)(o)(p)
EUR	500,000	4.50%, due 3/25/2075	528,435	(n)(o)
		Sinopec Group Overseas Development 2018 Ltd.
	$200,000	2.15%, due 5/13/2025	192,132	(i)
	200,000	1.45%, due 1/8/2026	184,939	(i)
	244,000	Tecpetrol SA, 4.88%, due 12/12/2022	244,732	(n)
	214,000	Tengizchevroil Finance Co. Int'l Ltd., 2.63%, due 8/15/2025	189,390	(i)
	200,000	Tullow Oil PLC, 10.25%, due 5/15/2026	198,580	(i)
	123,000	YPF SA, 8.50%, due 3/23/2025	113,315	(i)
			25,523,649
Oil Field Equipment & Services 0.0%(d)
	1,125,000	Nabors Industries, Inc., 7.38%, due 5/15/2027	1,147,725	(i)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Packaging 0.3%
	$1,585,000	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, due 8/15/2027	$1,361,119	(i)
	860,000	BWAY Holding Co., 7.25%, due 4/15/2025	814,850	(i)
	1,465,000	Graham Packaging Co., Inc., 7.13%, due 8/15/2028	1,320,961	(i)(m)
	655,000	Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC, 6.00%, due 9/15/2028	615,700	(i)
	2,665,000	Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc., 4.38%, due 10/15/2028	2,351,862	(i)(m)
	2,300,000	Trivium Packaging Finance BV, 5.50%, due 8/15/2026	2,222,375	(i)
			8,686,867
Packaging & Containers 0.0%(d)
GBP	695,000	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.75%, due 7/15/2027	749,323	(n)
EUR	225,000	Kleopatra Holdings 2 SCA, 6.50%, due 9/1/2026	174,809	(n)
			924,132
Personal & Household Products 0.3%
	$2,305,000	CD&R Smokey Buyer, Inc., 6.75%, due 7/15/2025	2,345,914	(i)(m)
	2,790,000	Diamond BC BV, 4.63%, due 10/1/2029	2,400,042	(i)(m)
	4,525,000	Energizer Holdings, Inc., 4.75%, due 6/15/2028	3,978,470	(i)(m)
			8,724,426
Pharmaceuticals 1.0%
		AbbVie, Inc.
	930,000	(3M USD LIBOR + 0.65%), 1.13%, due 11/21/2022	931,106	(b)
	11,213,000	3.80%, due 3/15/2025	11,222,968	(m)
	925,000	AstraZeneca PLC, (3M USD LIBOR + 0.62%), 1.32%, due 6/10/2022	925,876	(b)
	2,825,000	Bausch Health Cos., Inc., 5.00%, due 1/30/2028	2,083,918	(i)(m)
	795,000	Bristol-Myers Squibb Co., (3M USD LIBOR + 0.38%), 0.84%, due 5/16/2022	795,003	(b)
	245,000	Cigna Corp., (3M USD LIBOR + 0.89%), 1.93%, due 7/15/2023	246,330	(b)
	6,515,000	CVS Health Corp., 5.05%, due 3/25/2048	6,554,246	(m)
EUR	720,000	Gruenenthal GmbH, 3.63%, due 11/15/2026	718,113	(n)
		Teva Pharmaceutical Finance Netherlands II BV
EUR	1,020,000	1.88%, due 3/31/2027	905,329	(n)
EUR	2,515,000	1.63%, due 10/15/2028	2,062,420	(m)(n)
EUR	250,000	Upjohn Finance BV, 1.91%, due 6/23/2032	222,986	(n)
	$6,380,000	Upjohn, Inc., 4.00%, due 6/22/2050	4,717,925	(m)
			31,386,220
Pipelines 1.7%
		Enbridge, Inc.
	510,000	(SOFR + 0.63%), 0.83%, due 2/16/2024	510,628	(b)
	7,756,000	2.50%, due 2/14/2025	7,513,408	(m)
		Energy Transfer L.P.
	11,110,000	Ser. B, 6.63%, due 2/15/2028	9,610,150	(m)(o)(p)
	15,400,000	Ser. G, 7.13%, due 5/15/2030	14,531,440	(m)(o)(p)
	6,985,000	Enterprise Products Operating LLC, 4.20%, due 1/31/2050	6,122,414	(m)
	7,505,000	Kinder Morgan, Inc., 5.55%, due 6/1/2045	7,546,624	(m)
	4,285,000	Plains All American Pipeline L.P./PAA Finance Corp., 3.55%, due 12/15/2029	3,903,426	(m)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
		Southern Gas Corridor CJSC
	$400,000	6.88%, due 3/24/2026	$425,891	(n)
	1,130,000	6.88%, due 3/24/2026	1,203,965	(i)(m)
	90,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 8.50%, due 10/15/2026	84,375	(i)
		Targa Resources Partners L.P./Targa Resources Partners Finance Corp.
	170,000	6.50%, due 7/15/2027	175,124
	185,000	5.00%, due 1/15/2028	181,938
	165,000	6.88%, due 1/15/2029	174,017
			51,983,400
Real Estate 0.2%
	1,305,000	Country Garden Holdings Co. Ltd., 4.80%, due 8/6/2030	802,575	(n)
EUR	956,000	CPI Property Group SA, 4.88%, due 8/18/2026	887,355	(n)(o)(p)
EUR	250,000	Flamingo Lux II SCA, 5.00%, due 3/31/2029	230,992	(n)
		Heimstaden Bostad AB
EUR	2,655,000	3.25%, due 11/19/2024	2,604,831	(m)(n)(o)(p)
EUR	100,000	3.63%, due 10/13/2026	92,176	(n)(o)(p)
	$200,000	Kaisa Group Holdings Ltd., 11.25%, due 4/9/2022	42,000	(n)
	200,000	PIK Securities Designated Activity Co., 5.63%, due 11/19/2026	10,000	(i)
EUR	120,000	Samhallsbyggnadsbolaget i Norden AB, 2.63%, due 12/14/2025	104,440	(n)(o)(p)
EUR	220,000	SBB Treasury Oyj, 1.13%, due 11/26/2029	174,623	(n)
	$200,000	Sunac China Holdings Ltd., 6.50%, due 1/26/2026	42,300	(n)
EUR	800,000	Vivion Investments S.a.r.l., 3.00%, due 8/8/2024	771,042	(n)
			5,762,334
Real Estate Development & Management 0.2%
		Realogy Group LLC/Realogy Co-Issuer Corp.
	$6,546,000	5.75%, due 1/15/2029	5,487,315	(i)(m)
	2,295,000	5.25%, due 4/15/2030	1,859,386	(i)
			7,346,701
Real Estate Investment Trusts 1.9%
		American Tower Corp.
	5,982,000	2.40%, due 3/15/2025	5,750,470	(m)
EUR	190,000	0.88%, due 5/21/2029	174,573
EUR	219,000	Digital Dutch Finco BV, 1.25%, due 2/1/2031	191,211	(n)
	$3,125,000	EPR Properties, 3.75%, due 8/15/2029	2,767,096	(m)
		Hospitality Properties Trust
	$2,425,000	4.50%, due 6/15/2023	2,364,375	(m)
	4,222,000	4.95%, due 2/15/2027	3,658,669	(m)
	3,348,000	3.95%, due 1/15/2028	2,653,290	(m)
		Iron Mountain, Inc.
	1,660,000	4.88%, due 9/15/2027	1,585,300	(i)(m)
	4,505,000	5.25%, due 3/15/2028	4,291,148	(i)(m)
	3,710,000	5.00%, due 7/15/2028	3,514,594	(i)(m)
	2,935,000	4.88%, due 9/15/2029	2,688,592	(i)(m)
	805,000	5.25%, due 7/15/2030	737,815	(i)
	4,725,000	5.63%, due 7/15/2032	4,272,439	(i)(m)
	5,245,000	RHP Hotel Properties L.P./RHP Finance Corp., 4.75%, due 10/15/2027	4,890,753	(m)
	2,445,000	RLJ Lodging Trust L.P., 3.75%, due 7/1/2026	2,261,625	(i)(m)
	925,000	Simon Property Group L.P., (SOFR + 0.43%), 0.71%, due 1/11/2024	922,647	(b)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
		Starwood Property Trust, Inc.
	$2,305,000	5.50%, due 11/1/2023	$2,322,287	(i)(m)
	665,000	3.75%, due 12/31/2024	639,936	(i)
		Trust F/1401
	200,000	5.25%, due 12/15/2024	202,752	(n)
	200,000	5.25%, due 1/30/2026	198,800	(i)
EUR	200,000	Unibail-Rodamco-Westfield SE, 2.13%, due 7/25/2023	204,689	(n)(o)(p)
		Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC
	$8,220,000	6.50%, due 2/15/2029	7,093,120	(i)(m)
	1,315,000	6.00%, due 1/15/2030	1,096,638	(i)(m)
	1,085,000	VICI Properties L.P./VICI Note Co., Inc., 4.25%, due 12/1/2026	1,028,179	(i)(m)
	2,260,000	XHR L.P., 6.38%, due 8/15/2025	2,286,917	(i)(m)
			57,797,915
Recreation & Travel 1.0%
		Carnival Corp.
	3,770,000	7.63%, due 3/1/2026	3,689,888	(i)(m)
	2,815,000	5.75%, due 3/1/2027	2,549,025	(i)(m)
	3,755,000	9.88%, due 8/1/2027	4,046,932	(i)(m)
		Cedar Fair L.P./Canada's Wonderland Co./Magnum Management Corp./Millennium Op
	1,225,000	5.50%, due 5/1/2025	1,231,125	(i)
	2,395,000	5.38%, due 4/15/2027	2,328,970	(m)
		NCL Corp. Ltd.
	2,075,000	3.63%, due 12/15/2024	1,929,750	(i)(m)
	685,000	5.88%, due 3/15/2026	632,810	(i)
	1,053,000	5.88%, due 2/15/2027	1,003,762	(i)
		Royal Caribbean Cruises Ltd.
	2,715,000	5.50%, due 8/31/2026	2,529,823	(i)(m)
	5,660,000	5.50%, due 4/1/2028	5,164,750	(i)(m)
	3,060,000	SeaWorld Parks & Entertainment, Inc., 5.25%, due 8/15/2029	2,784,355	(i)(m)
	1,130,000	Six Flags Entertainment Corp., 5.50%, due 4/15/2027	1,107,411	(i)(m)
			28,998,601
Restaurants 0.1%
	2,250,000	1011778 BC ULC/New Red Finance, Inc., 4.00%, due 10/15/2030	1,923,413	(i)
Retail 0.3%
EUR	610,000	Afflelou SAS, 4.25%, due 5/19/2026	608,126	(n)
	$215,000	Alsea SAB de CV, 7.75%, due 12/14/2026	215,755	(i)
		Dufry One BV
EUR	955,000	2.00%, due 2/15/2027	870,385	(n)
EUR	3,055,000	3.38%, due 4/15/2028	2,867,273	(m)(n)
EUR	2,720,000	eG Global Finance PLC, 4.38%, due 2/7/2025	2,747,226	(m)(n)
EUR	1,700,000	Maxeda DIY Holding BV, 5.88%, due 10/1/2026	1,650,155	(m)(n)
	$250,000	Starbucks Corp., (SOFR + 0.42%), 0.61%, due 2/14/2024	250,234	(b)
EUR	290,000	Tendam Brands SAU, (3M EURIBOR + 5.25%, Floor 5.25%), 5.25%, due 9/15/2024	302,864	(b)(n)
			9,512,018

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Semiconductors 0.4%
$964,000	Analog Devices, Inc., (SOFR + 0.25%), 0.53%, due 10/1/2024	$959,416	(b)
	Broadcom, Inc.
8,555,000	3.14%, due 11/15/2035	6,910,067	(i)(m)
6,365,000	3.50%, due 2/15/2041	4,949,805	(i)(m)
		12,819,288
Software 0.4%
	Oracle Corp.
8,350,000	4.00%, due 11/15/2047	6,489,555	(m)
8,835,000	3.95%, due 3/25/2051	6,710,896	(m)
		13,200,451
Software - Services 0.4%
3,965,000	Condor Merger Sub, Inc., 7.38%, due 2/15/2030	3,547,485	(i)(m)
1,775,000	Endurance Acquisition Merger Sub, 6.00%, due 2/15/2029	1,436,650	(i)
1,030,000	J2 Global, Inc., 4.63%, due 10/15/2030	918,441	(i)
1,260,000	Open Text Holdings, Inc., 4.13%, due 12/1/2031	1,092,206	(i)
	Presidio Holdings, Inc.
1,485,000	4.88%, due 2/1/2027	1,409,235	(i)(m)
2,570,000	8.25%, due 2/1/2028	2,495,907	(i)
		10,899,924
Specialty Retail 0.4%
	Asbury Automotive Group, Inc.
485,000	4.63%, due 11/15/2029	436,563	(i)
1,555,000	5.00%, due 2/15/2032	1,380,062	(i)
	Carvana Co.
5,165,000	5.88%, due 10/1/2028	4,105,065	(i)(m)
2,290,000	4.88%, due 9/1/2029	1,671,242	(i)
	Gap, Inc.
870,000	3.63%, due 10/1/2029	707,662	(i)
1,025,000	3.88%, due 10/1/2031	817,130	(i)
2,325,000	Hanesbrands, Inc., 4.63%, due 5/15/2024	2,322,094	(i)(m)
		11,439,818
Steel Producers - Products 0.0%(d)
1,140,000	Carpenter Technology Corp., 7.63%, due 3/15/2030	1,160,773
Support - Services 1.9%
2,102,000	ADT Corp., 4.88%, due 7/15/2032	1,778,817	(i)(m)
	Allied Universal Holdco LLC/Allied Universal Finance Corp.
1,930,000	6.63%, due 7/15/2026	1,865,229	(i)(m)
2,660,000	6.00%, due 6/1/2029	2,201,150	(i)(m)
	Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 S.a.r.l.
1,210,000	4.63%, due 6/1/2028	1,070,850	(i)
1,340,000	4.63%, due 6/1/2028	1,175,850	(i)
	APX Group, Inc.
1,355,000	6.75%, due 2/15/2027	1,343,144	(i)
2,185,000	5.75%, due 7/15/2029	1,790,280	(i)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
		Aramark Services, Inc.
	$2,675,000	5.00%, due 4/1/2025	$2,651,594	(i)(m)
	4,050,000	5.00%, due 2/1/2028	3,776,827	(i)(m)
	2,810,000	ASGN, Inc., 4.63%, due 5/15/2028	2,610,490	(i)(m)
	1,200,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.38%, due 3/1/2029	1,125,000	(i)(m)
	2,345,000	Beacon Roofing Supply, Inc., 4.50%, due 11/15/2026	2,282,866	(i)(m)
	2,020,000	Clarivate Science Holdings Corp., 4.88%, due 7/1/2029	1,780,186	(i)
		Garda World Security Corp.
	1,215,000	4.63%, due 2/15/2027	1,093,500	(i)
	2,235,000	6.00%, due 6/1/2029	1,851,899	(i)
	2,575,000	GW B-CR Security Corp., 9.50%, due 11/1/2027	2,529,937	(i)(m)
	1,235,000	IAA Spinco, Inc., 5.50%, due 6/15/2027	1,207,212	(i)
	1,115,000	KAR Auction Services, Inc., 5.13%, due 6/1/2025	1,127,544	(i)
		McGraw-Hill Ed., Inc.
	2,210,000	5.75%, due 8/1/2028	1,972,425	(i)
	1,445,000	8.00%, due 8/1/2029	1,293,275	(i)
		Nielsen Finance LLC/Nielsen Finance Co.
	4,110,000	5.63%, due 10/1/2028	3,982,713	(i)(m)
	2,080,000	5.88%, due 10/1/2030	1,994,803	(i)(m)
	265,000	PECF USS Intermediate Holding III Corp., 8.00%, due 11/15/2029	244,463	(i)
		Prime Security Services Borrower LLC/Prime Finance, Inc.
	2,280,000	5.25%, due 4/15/2024	2,277,150	(i)(m)
	5,100,000	5.75%, due 4/15/2026	4,889,625	(i)(m)
	1,535,000	6.25%, due 1/15/2028	1,375,897	(i)
CAD	975,000	Ritchie Bros Holdings Ltd., 4.95%, due 12/15/2029	758,962	(i)
	$1,660,000	Summer BC Bidco B LLC, 5.50%, due 10/31/2026	1,593,932	(i)
		United Rentals N.A., Inc.
	1,115,000	5.25%, due 1/15/2030	1,081,550
	1,245,000	3.88%, due 2/15/2031	1,097,841	(m)
	1,170,000	3.75%, due 1/15/2032	1,017,900
	1,655,000	White Cap Parent LLC, 8.25% Cash/9.00% PIK, due 3/15/2026	1,597,075	(i)(q)
			58,439,986
Technology Hardware & Equipment 0.3%
	2,345,000	CommScope Finance LLC, 8.25%, due 3/1/2027	1,993,250	(i)
		CommScope Technologies LLC
	906,000	6.00%, due 6/15/2025	792,750	(i)
	2,215,000	5.00%, due 3/15/2027	1,738,775	(i)(m)
		CommScope, Inc.
	3,310,000	7.13%, due 7/1/2028	2,639,725	(i)(m)
	2,055,000	4.75%, due 9/1/2029	1,718,165	(i)
	1,750,000	Imola Merger Corp., 4.75%, due 5/15/2029	1,627,500	(i)
			10,510,165
Telecom - Wireless 0.1%
	470,000	Sprint Capital Corp., 8.75%, due 3/15/2032	597,288
	180,000	Sprint Corp., 7.63%, due 2/15/2025	191,475
		T-Mobile USA, Inc.
	2,455,000	2.25%, due 2/15/2026	2,258,600	(m)
	1,150,000	3.38%, due 4/15/2029	1,040,359	(m)
			4,087,722

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Telecom - Wireline Integrated & Services 1.5%
	$8,355,000	Altice France Holding SA, 6.00%, due 2/15/2028	$6,899,810	(i)(m)
	3,400,000	Altice France SA, 5.50%, due 1/15/2028	2,996,250	(i)(m)
		Consolidated Communications, Inc.
	1,765,000	5.00%, due 10/1/2028	1,442,358	(i)
	1,645,000	6.50%, due 10/1/2028	1,433,359	(i)
		Frontier Communications Corp.
	1,550,000	5.88%, due 10/15/2027	1,484,125	(i)
	1,205,000	5.00%, due 5/1/2028	1,099,617	(i)
	1,790,000	6.75%, due 5/1/2029	1,612,969	(i)
	2,975,000	5.88%, due 11/1/2029	2,582,672	(m)
	1,440,000	6.00%, due 1/15/2030	1,252,930	(i)(m)
		Iliad Holding SASU
	555,000	6.50%, due 10/15/2026	533,472	(i)
	495,000	7.00%, due 10/15/2028	467,775	(i)
		Level 3 Financing, Inc.
	710,000	5.38%, due 5/1/2025	703,823
	2,725,000	4.63%, due 9/15/2027	2,449,094	(i)(m)
	1,940,000	3.63%, due 1/15/2029	1,574,426	(i)(m)
		Lumen Technologies, Inc.
	2,195,000	Ser. Y, 7.50%, due 4/1/2024	2,254,265	(m)
	1,895,000	5.38%, due 6/15/2029	1,543,117	(i)
		Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.
	2,465,000	4.75%, due 4/30/2027	2,242,361	(i)(m)
	2,875,000	6.00%, due 2/15/2028	2,405,513	(i)(m)
	1,605,000	Telecom Italia SpA, 5.30%, due 5/30/2024	1,574,906	(i)(m)
	660,000	Virgin Media Finance PLC, 5.00%, due 7/15/2030	574,200	(i)
	2,600,000	Virgin Media Secured Finance PLC, 5.50%, due 5/15/2029	2,405,000	(i)(m)
	3,950,000	Virgin Media Vendor Financing Notes IV Designated Activiey Co., 5.00%, due 7/15/2028	3,588,417	(i)(m)
	2,775,000	Zayo Group Holdings, Inc., 6.13%, due 3/1/2028	2,324,062	(i)(m)
			45,444,521
Telecommunications 2.1%
		Altice France SA
EUR	200,000	3.38%, due 1/15/2028	180,165	(n)
EUR	2,785,000	4.13%, due 1/15/2029	2,527,960	(m)(n)
		AT&T, Inc.
	$1,000,000	(3M USD LIBOR + 0.89%), 1.28%, due 2/15/2023	1,003,772	(b)(m)
	335,000	(SOFR + 0.64%), 0.92%, due 3/25/2024	334,679	(b)
CAD	700,000	4.00%, due 11/25/2025	543,577
	$8,117,000	4.50%, due 3/9/2048	7,607,031	(m)
	2,635,000	3.65%, due 6/1/2051	2,135,517	(m)
	8,140,000	3.50%, due 9/15/2053	6,372,838	(m)
CAD	500,000	Bell Telephone Co. of Canada or Bell Canada, 2.20%, due 5/29/2028	344,448
	$200,000	Bharti Airtel Int'l Netherlands BV, 5.35%, due 5/20/2024	204,700	(n)
	920,000	C&W Senior Financing Designated Activiey Co., 6.88%, due 9/15/2027	892,685	(i)
EUR	1,820,000	eircom Finance Designated Activiey Co., 3.50%, due 5/15/2026	1,814,683	(m)(n)
EUR	809,000	Iliad Holding SASU, 5.63%, due 10/15/2028	810,611	(n)
		Lorca Telecom Bondco SA
EUR	380,000	4.00%, due 9/18/2027	366,601	(i)
EUR	4,045,000	4.00%, due 9/18/2027	3,902,885	(m)(n)
	$2,240,000	Oztel Holdings SPC Ltd., 6.63%, due 4/24/2028	2,320,837	(i)(m)
EUR	1,820,000	PLT VII Finance S.a.r.l., 4.63%, due 1/5/2026	1,805,989	(m)(n)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
		Rogers Communications, Inc.
	$3,525,000	3.80%, due 3/15/2032	$3,245,960	(i)(m)
	8,380,000	4.55%, due 3/15/2052	7,434,991	(i)(m)
EUR	110,000	SoftBank Group Corp., 5.00%, due 4/15/2028	106,284	(n)
		T-Mobile USA, Inc.
	$6,530,000	4.50%, due 4/15/2050	5,951,224	(m)
	8,955,000	3.40%, due 10/15/2052	6,785,065	(i)(m)
		Verizon Communications, Inc.
	600,000	(SOFR + 0.50%), 0.78%, due 3/22/2024	598,887	(b)
	8,555,000	2.36%, due 3/15/2032	7,183,222
	250,000	VF Ukraine PAT via VFU Funding PLC, 6.20%, due 2/11/2025	132,500	(n)
			64,607,111
Theaters & Entertainment 0.2%
		Live Nation Entertainment, Inc.
	2,330,000	5.63%, due 3/15/2026	2,300,875	(i)(m)
	3,660,000	6.50%, due 5/15/2027	3,796,518	(i)(m)
			6,097,393
Transportation 0.1%
	717,940	MV24 Capital BV, 6.75%, due 6/1/2034	680,357	(i)
GBP	505,000	National Express Group PLC, 4.25%, due 11/26/2025	611,993	(n)(o)(p)
EUR	143,534	Reseau Ferre France, 2.45%, due 2/28/2023	160,506	(h)
			1,452,856
Water 0.0%(d)
EUR	200,000	Veolia Environnement SA, 2.50%, due 1/20/2029	183,577	(n)(o)(p)
		Total Corporate Bonds (Cost $1,573,109,169)	1,406,497,208
Convertible Bonds 0.1%
Media 0.1%
	$2,505,000	DISH Network Corp., 2.38%, due 3/15/2024 (Cost $2,389,893)	2,328,397
Municipal Notes 2.1%
California 0.3%
	1,370,000	Bay Area Toll Au. Toll Bridge Rev. (Build America Bonds), Ser. 2010-S-1, 7.04%, due 4/1/2050	1,956,310
	1,370,000	California St. G.O. (Build America Bonds), Ser. 2010, 7.63%, due 3/1/2040	1,889,470
	2,055,000	California St. Univ. Ref. Rev., Ser. 2020-B, 2.98%, due 11/1/2051	1,661,954
	2,120,000	Foothill-Eastern Trans. Corridor Agcy. Toll Road Rev. Ref., (AGM Insured), Ser. 2019-A, 3.92%, due 1/15/2053	1,897,457
	1,105,000	Los Angeles Comm. College Dist. G.O. (Build America Bonds), Ser. 2010-E, 6.75%, due 8/1/2049	1,565,424
	1,710,000	Univ. of California Regents Med. Ctr. Pooled Rev., Ser. 2020-N, 3.01%, due 5/15/2050	1,347,929
			10,318,544

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Colorado 0.1%
$1,950,000	Denver City & Co. G.O., Ser. 2022-A, 5.00%, due 8/1/2033	$2,315,942	(s)
District of Columbia 0.0%(d)
840,000	Dist. of Columbia G.O., Ser. 2021-D, 5.00%, due 2/1/2033	969,883
Florida 0.1%
1,410,000	Florida St. Turnpike Au. Rev. (Dept. of Trans.), Ser. 2022-B, 5.00%, due 7/1/2033	1,655,345	(s)
Georgia 0.0%(d)
1,115,000	Georgia St. G.O. (Bidding Group 1), Ser. 2021-A, 5.00%, due 7/1/2033	1,312,036
Maryland 0.1%
1,955,000	Montgomery Co. G.O. (Cons. Pub. Imp. Proj.), Ser. 2021-A, 5.00%, due 8/1/2031	2,313,068
Massachusetts 0.3%
650,000	Boston G.O., Ser. 2022-A, 5.00%, due 11/1/2033	776,465
2,870,000	Massachusetts St. Bay Trans. Au. Sr. Sales Tax Rev., Ser. 2006-A, 5.25%, due 7/1/2032	3,440,354
3,950,000	Massachusetts St. Dev. Fin. Agcy. Rev. (Harvard Univ. Green Bond), Ser. 2022-B, 5.00%, due 11/15/2032	4,786,970	(s)
1,060,000	Massachusetts St. Ed. Fin. Au. Rev. Ref., Ser. 2018-A, 4.08%, due 7/1/2027	1,066,962
		10,070,751
Michigan 0.1%
1,770,000	Michigan Fin. Au. Hosp. Rev. Ref. (Trinity Hlth. Credit Group), Ser. 2019-T, 3.38%, due 12/1/2040	1,562,243
Nevada 0.1%
2,055,000	Clark Co. Nevada G.O. (Las Vegas Convention and Visitors Au.), Ser. 2019-D, 3.23%, due 7/1/2044	1,727,680
New Jersey 0.0%(d)
695,000	Atlantic City G.O. Ref., Ser. 2018, 4.29%, due 9/1/2026	689,497
560,000	New Jersey St. Hsg. & Mtge. Fin. Agcy. Rev. Ref. (Single Family Hsg.), Ser. 2018-B, 3.80%, due 10/1/2032	561,237
		1,250,734
New York 0.2%
1,950,000	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev. (Second Gen. Resolution Rev. Bonds), Ser. 2020-EE, 5.00%, due 6/15/2031	2,260,784
2,220,000	New York G.O., Ser. 2022-B-1, 5.00%, due 8/1/2032	2,576,672
2,740,000	New York St. Dorm. Au. Rev. Non St. Supported Debt Ref. (New York Univ.), Ser. 2020-B, 2.69%, due 7/1/2040	2,110,488
		6,947,944

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Ohio 0.3%
$1,800,000	Columbus G.O. Various Purpose, Ser. 2022-A, 5.00%, due 4/1/2032	$2,128,902	(s)
2,055,000	Highland Local Sch. Dist. G.O. Ref., Ser. 2020, 3.19%, due 12/1/2049	1,737,938
2,055,000	JobsOhio Beverage Sys. Statewide Liquor Profits Rev. Ref., Ser. 2020-A, 2.83%, due 1/1/2038	1,733,649
1,465,000	Ohio St. G.O. (Conservation Proj.), Ser. 2021-A, 5.00%, due 3/1/2034	1,710,900
2,230,000	Ohio St. Turnpike Commission Junior Lien Rev. Ref. (Infrastructure Proj.), Ser. 2020-A, 3.22%, due 2/15/2048	1,759,191
2,055,000	Ohio Univ. Gen. Receipt Athens Ref. Rev., Ser. 2020, 2.91%, due 12/1/2043	1,624,199
		10,694,779
Pennsylvania 0.1%
2,055,000	Commonwealth Fin. Au. Rev. Ref., Ser. 2020-C, 3.53%, due 6/1/2042	1,807,972
Texas 0.2%
1,710,000	Dallas Area Rapid Transit Sales Tax Rev. Ref., Ser. 2020-C, 2.82%, due 12/1/2042	1,380,941
2,055,000	Grand Parkway Trans. Corp. Sys. Sub. Tier Toll Rev. Ref., Ser. 2020-B, 3.24%, due 10/1/2052	1,685,800
1,410,000	Texas St. Private Activity Bond Surface Trans. Corp. Sr. Lien Rev. Ref. (North Tarrant Express Managed Lanes Proj.), Ser. 2019-B, 3.92%, due 12/31/2049	1,276,323
2,125,000	Texas St. Trans. Commission Central Texas Turnpike Sys. First Tier Rev. Ref., Ser. 2020-C, 3.03%, due 8/15/2041	1,712,219
1,225,000	Texas Wtr. Dev. Board Rev. (St. Wtr. Implementation Fund), Ser. 2021, 5.00%, due 10/15/2032	1,426,528
		7,481,811
Utah 0.1%
2,055,000	Utah St. Transit Au. Sales Tax Rev. Ref., Ser. 2020, 2.77%, due 12/15/2038	1,713,150
Virginia 0.1%
1,950,000	Virginia St. Pub. Bldg. Au. Fac. Rev. (Bidding Group 1), Ser. 2022-A, 5.00%, due 8/1/2033	2,282,117
	Total Municipal Notes (Cost $71,919,223)	64,423,999
Asset-Backed Securities 7.4%
1,650,000	37 Capital CLO Ltd., Ser. 2021-1A, Class E, (3M CME Term SOFR + 7.20%), 8.05%, due 10/15/2034	1,575,969	(b)(e)(i)
1,000,000	AB BSL CLO, Ser. 2020-1A, Class DR, (3M CME Term SOFR + 3.45%), 4.30%, due 1/15/2035	999,905	(b)(i)
	AIG CLO LLC
1,500,000	Ser. 2020-1A, Class DR, (3M USD LIBOR + 3.00%), 4.04%, due 4/15/2034	1,472,768	(b)(i)
3,000,000	Ser. 2020-1A, Class ER, (3M USD LIBOR + 6.30%), 7.34%, due 4/15/2034	2,850,321	(b)(e)(i)
1,050,000	AIMCO CLO 10 Ltd., Ser. 2019-10A, Class DR, (3M USD LIBOR + 2.90%), 4.04%, due 7/22/2032	1,037,462	(b)(i)
1,100,000	AIMCO CLO Ltd., Ser. 2018-AA, Class E, (3M USD LIBOR + 5.15%), 6.19%, due 4/17/2031	1,049,198	(b)(e)(i)
550,000	Alinea CLO Ltd., Ser. 2018-1A, Class E, (3M USD LIBOR + 6.00%), 7.06%, due 7/20/2031	513,326	(b)(e)(i)
9,980,000	AM Capital Funding LLC, Ser. 2018-1, Class A, 4.98%, due 12/15/2023	9,977,033	(i)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$665,000	American Express Credit Account Master Trust, Ser. 2017-5, Class A, (1M USD LIBOR + 0.38%), 0.93%, due 2/18/2025	$665,357	(b)
	Apidos CLO XXVIII
500,000	Ser. 2017-28A, Class C, (3M USD LIBOR + 2.50%), 3.56%, due 1/20/2031	477,514	(b)(i)
500,000	Ser. 2017-28A, Class D, (3M USD LIBOR + 5.50%), 6.56%, due 1/20/2031	454,392	(b)(e)(i)
966,283	Apollo Aviation Securitization Asset Trust, Ser. 2020-1A, Class A, 3.35%, due 1/16/2040	848,517	(i)
	Ares LIII CLO Ltd.
4,750,000	Ser. 2019-53A, Class D, (3M USD LIBOR + 3.75%), 4.93%, due 4/24/2031	4,736,311	(b)(i)
1,700,000	Ser. 2019-53A, Class E, (3M USD LIBOR + 6.85%), 8.03%, due 4/24/2031	1,668,250	(b)(e)(i)
2,000,000	Ares XLV CLO Ltd., Ser. 2017-45A, Class E, (3M USD LIBOR + 6.10%), 7.14%, due 10/15/2030	1,911,429	(b)(e)(i)
1,000,000	Ares XXVII CLO Ltd., Ser. 2013-2A, Class ER2, (3M USD LIBOR + 6.75%), 7.99%, due 10/28/2034	965,623	(b)(e)(i)
	Assurant CLO II Ltd.
250,000	Ser. 2018-1A, Class D, (3M USD LIBOR + 2.85%), 3.91%, due 4/20/2031	243,761	(b)(i)
1,500,000	Ser. 2018-1A, Class E, (3M USD LIBOR + 5.60%), 6.66%, due 4/20/2031	1,375,188	(b)(e)(i)
4,988,000	Avis Budget Rental Car Funding (AESOP) LLC, Ser. 2021-2A, Class B, 1.90%, due 2/20/2028	4,462,980	(i)
1,300,000	Ballyrock CLO 19 Ltd., Ser. 2022-19A, Class C, (3M CME Term SOFR + 3.50%), 4.67%, due 4/20/2035	1,299,928	(b)(i)
1,000,000	Battalion CLO XXI Ltd., Ser. 2021-21A, Class D, (3M USD LIBOR + 3.30%), 4.34%, due 7/15/2034	973,348	(b)(i)
4,750,000	Beacon Container Finance II LLC, Ser. 2021-1A, Class A, 2.25%, due 10/22/2046	4,338,147	(i)
3,000,000	Benefit Street Partners CLO XII Ltd., Ser. 2017-12A, Class D, (3M USD LIBOR + 6.41%), 7.45%, due 10/15/2030	2,868,573	(b)(e)(i)
1,000,000	Benefit Street Partners CLO XXII Ltd., Ser. 2020-22A, Class DR, (3M CME Term SOFR + 3.35%), 3.67%, due 4/20/2035	1,000,000	(b)(i)
700,000	BlueMountain CLO XXV Ltd., Ser. 2019-25A, Class D1R, (3M USD LIBOR + 3.30%), 4.34%, due 7/15/2036	694,887	(b)(i)
2,000,000	BlueMountain CLO XXXIII Ltd., Ser. 2021-33A, Class E, (3M USD LIBOR + 6.83%), 7.31%, due 11/20/2034	1,976,971	(b)(e)(i)
86,473	BMW Vehicle Lease Trust, Ser. 2021-1, Class A2, 0.20%, due 3/27/2023	86,384
190,227	Canadian Pacer Auto Receivables Trust, Ser. 2021-1A, Class A2A, 0.24%, due 10/19/2023	189,317	(i)
	Canyon Capital CLO Ltd.
650,000	Ser. 2014-1A, Class DR, (3M USD LIBOR + 5.50%), 6.79%, due 1/30/2031	588,295	(b)(e)(i)
1,000,000	Ser. 2021-1A, Class E, (3M USD LIBOR + 6.41%), 7.45%, due 4/15/2034	961,832	(b)(e)(i)
652,000	Capital One Prime Auto Receivables Trust, Ser. 2022-1, Class A2, 2.71%, due 6/16/2025	651,993	(s)
	Carbone CLO Ltd.
1,000,000	Ser. 2017-1A, Class C, (3M USD LIBOR + 2.60%), 3.66%, due 1/20/2031	963,644	(b)(i)
1,000,000	Ser. 2017-1A, Class D, (3M USD LIBOR + 5.90%), 6.96%, due 1/20/2031	941,404	(b)(e)(i)
1,120,000	CARLYLE U.S. CLO Ltd., Ser. 2017-5A, Class D, (3M USD LIBOR + 5.30%), 6.36%, due 1/20/2030	1,004,943	(b)(e)(i)
638,394	Carrington Mortgage Loan Trust, Ser. 2006-RFC1, Class A4, (1M USD LIBOR + 0.48%), 1.15%, due 3/25/2036	638,313	(b)
	CIFC Funding III Ltd.
2,350,000	Ser. 2019-3A, Class DR, (3M USD LIBOR + 6.80%), 7.84%, due 10/16/2034	2,301,266	(b)(e)(i)
750,000	Ser. 2020-3A, Class ER, (3M USD LIBOR + 6.50%), 7.56%, due 10/20/2034	742,296	(b)(e)(i)
2,000,000	Ser. 2021-3A, Class D, (3M USD LIBOR + 3.00%), 4.04%, due 7/15/2036	1,948,291	(b)(i)
1,500,000	Citibank Credit Card Issuance Trust, Ser. 2017-A7, Class A7, (1M USD LIBOR + 0.37%), 0.82%, due 8/8/2024	1,501,113	(b)
406,440	Citigroup Mortgage Loan Trust, Inc., Ser. 2006-AMC1, Class A2B, (1M USD LIBOR + 0.32%), 0.99%, due 9/25/2036	375,186	(b)
	Crown City CLO III
3,000,000	Ser. 2021-1A, Class C, (3M USD LIBOR + 3.30%), 4.36%, due 7/20/2034	2,956,156	(b)(i)
3,000,000	Ser. 2021-1A, Class D, (3M USD LIBOR + 6.75%), 7.81%, due 7/20/2034	2,902,213	(b)(e)(i)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
	$238,000	DLLMT LLC, Ser. 2021-1A, Class A2, 0.60%, due 3/20/2024	$235,230	(i)
	180,000	DLLST LLC, Ser. 2022-1A, Class A2, 2.79%, due 1/22/2024	179,970	(i)(s)
	3,650,000	Dryden 36 Senior Loan Fund, Ser. 2014-36A, Class ER2, (3M USD LIBOR + 6.88%), 7.92%, due 4/15/2029	3,592,927	(b)(e)(i)
	250,000	Dryden 45 Senior Loan Fund, Ser. 2016-45A, Class ER, (3M USD LIBOR + 5.85%), 6.89%, due 10/15/2030	235,835	(b)(e)(i)
	850,000	Dryden 49 Senior Loan Fund, Ser. 2017-49A, Class E, (3M USD LIBOR + 6.30%), 7.34%, due 7/18/2030	821,232	(b)(e)(i)
		Dryden 53 CLO Ltd.
	300,000	Ser. 2017-53A, Class D, (3M USD LIBOR + 2.40%), 3.44%, due 1/15/2031	287,210	(b)(i)
	750,000	Ser. 2017-53A, Class E, (3M USD LIBOR + 5.30%), 6.34%, due 1/15/2031	704,584	(b)(e)(i)
	2,350,000	Dryden 54 Senior Loan Fund, Ser. 2017-54A, Class E, (3M USD LIBOR + 6.20%), 7.24%, due 10/19/2029	2,259,862	(b)(e)(i)
		Eaton Vance CLO Ltd.
	850,000	Ser. 2015-1A, Class DR, (3M USD LIBOR + 2.50%), 3.56%, due 1/20/2030	796,929	(b)(i)
	900,000	Ser. 2015-1A, Class ER, (3M USD LIBOR + 5.60%), 6.66%, due 1/20/2030	818,803	(b)(e)(i)
	750,000	Ser. 2018-1A, Class E, (3M USD LIBOR + 6.00%), 7.04%, due 10/15/2030	697,858	(b)(e)(i)
	1,000,000	Elmwood CLO VI Ltd., Ser. 2020-3A, Class ER, (3M USD LIBOR + 6.50%), 7.56%, due 10/20/2034	982,908	(b)(e)(i)
		Elmwood CLO VII Ltd.
	1,000,000	Ser. 2021-5A, Class D, (3M USD LIBOR + 3.05%), 4.11%, due 1/20/2035	977,256	(b)(i)
	2,000,000	Ser. 2021-5A, Class E, (3M USD LIBOR + 6.35%), 7.41%, due 1/20/2035	1,912,287	(b)(e)(i)
		Flatiron CLO Ltd.
	700,000	Ser. 2017-1A, Class ER, (3M USD LIBOR + 5.90%), 6.41%, due 5/15/2030	675,461	(b)(e)(i)
	2,150,000	Ser. 2018-1A, Class E, (3M USD LIBOR + 5.15%), 6.19%, due 4/17/2031	2,048,679	(b)(e)(i)
	1,014,562	Ford Credit Auto Lease Trust, Ser. 2021-B, Class A2, 0.24%, due 4/15/2024	1,005,729
	2,500,000	Fort Washington CLO Ltd., Ser. 2019-1A, Class ER, (3M USD LIBOR + 6.75%), 7.81%, due 10/20/2032	2,395,302	(b)(e)(i)
	524,883	Foundation Finance Trust, Ser. 2019-1A, Class A, 3.86%, due 11/15/2034	523,956	(i)
	2,225,000	Galaxy XV CLO Ltd., Ser. 2013-15A, Class ER, (3M USD LIBOR + 6.65%), 7.69%, due 10/15/2030	2,151,376	(b)(e)(i)
	1,600,000	Galaxy XVIII CLO Ltd., Ser. 2018-28A, Class E, (3M USD LIBOR + 6.00%), 7.04%, due 7/15/2031	1,490,479	(b)(e)(i)
	1,000,000	Galaxy XXV CLO Ltd., Ser. 2018-25A, Class E, (3M USD LIBOR + 5.95%), 7.13%, due 10/25/2031	929,432	(b)(e)(i)
	250,000	Galaxy XXVII CLO Ltd., Ser. 2018-27A, Class E, (3M USD LIBOR + 5.78%), 6.24%, due 5/16/2031	230,485	(b)(e)(i)
EUR	370,112	Gedesco Trade Receivables Designated Activity Co., Ser. 2020-1, Class A, (1M EURIBOR + 1.15%), 0.61%, due 1/24/2026	390,123	(b)(n)
	$1,550,000	Generate CLO 2 Ltd., Ser. 2015-1A, Class DR, (3M USD LIBOR + 2.60%), 3.74%, due 1/22/2031	1,477,195	(b)(i)
	1,600,000	Gilbert Park CLO Ltd., Ser. 2017-1A, Class E, (3M USD LIBOR + 6.40%), 7.44%, due 10/15/2030	1,545,144	(b)(e)(i)
		GM Financial Consumer Automobile Receivables Trust
	216,224	Ser. 2021-4, Class A2, 0.28%, due 11/18/2024	214,305
	600,000	Ser. 2022-1, Class A2, 0.76%, due 2/18/2025	594,107
	173,000	Ser. 2022-2, Class A2, 2.52%, due 5/16/2025	172,504
	455,000	GreatAmerica Leasing Receivables Funding LLC, Ser. 2021-2, Class A2, 0.38%, due 3/15/2024	446,732	(i)
	2,500,000	Gulf Stream Meridian 5 Ltd., Ser. 2021-5A, Class D, (3M USD LIBOR + 6.33%), 7.37%, due 7/15/2034	2,343,223	(b)(e)(i)
	1,000,000	Gulf Stream Meridian 6 Ltd., Ser. 2021-6A, Class A2, (3M USD LIBOR + 6.36%), 7.40%, due 1/15/2037	973,097	(b)(e)(i)
	1,000,000	HalseyPoint CLO 4 Ltd., Ser. 2021-4A, Class E, (3M USD LIBOR + 6.71%), 7.77%, due 4/20/2034	986,249	(b)(e)(i)
	3,490,000	Hilton Grand Vacations Trust, Ser. 2022-1D, Class D, 6.79%, due 6/20/2034	3,474,790	(i)
	757,000	Honda Auto Receivables Owner Trust, Ser. 2021-4, Class A2, 0.39%, due 5/21/2024	749,720

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$428,714	Hyundai Auto Lease Securitization Trust, Ser. 2021-B, Class A2, 0.19%, due 10/16/2023	$425,932	(i)
491,000	Hyundai Auto Receivables Trust, Ser. 2022-A, Class A2A, 1.81%, due 2/18/2025	487,616
1,250,000	Jay Park CLO Ltd., Ser. 2016-1A, Class DR, (3M USD LIBOR + 5.20%), 6.26%, due 10/20/2027	1,211,173	(b)(e)(i)
5,500,000	KKR CLO 25 Ltd., Ser. 2025, Class DR, (3M USD LIBOR + 3.40%), 4.44%, due 7/15/2034	5,499,509	(b)(i)
400,000	Kubota Credit Owner Trust, Ser. 2022-1A, Class A2, 2.34%, due 4/15/2025	396,209	(i)
3,000,000	Madison Park Funding XXXV Ltd., Ser. 2019-35A, Class ER, (3M USD LIBOR + 6.10%), 7.16%, due 4/20/2032	2,979,932	(b)(e)(i)
	Magnetite CLO Ltd.
3,000,000	Ser. 2019-22A, Class DR, (3M USD LIBOR + 3.10%), 4.14%, due 4/15/2031	2,930,944	(b)(i)
250,000	Ser. 2018-20A, Class D, (3M USD LIBOR + 2.50%), 3.56%, due 4/20/2031	243,939	(b)(i)
250,000	Ser. 2018-20A, Class E, (3M USD LIBOR + 5.35%), 6.41%, due 4/20/2031	240,332	(b)(e)(i)
1,000,000	Ser. 2020-28A, Class ER, (3M USD LIBOR + 6.15%), 7.21%, due 1/20/2035	941,718	(b)(e)(i)
500,000	Marble Point CLO XI Ltd., Ser. 2017-2A, Class D, (3M USD LIBOR + 2.80%), 3.84%, due 12/18/2030	444,820	(b)(e)(i)
	Mercedes-Benz Auto Lease Trust
35,756	Ser. 2021-A, Class A2, 0.18%, due 3/15/2023	35,740
685,280	Ser. 2021-B, Class A2, 0.22%, due 1/16/2024	681,828
	MMAF Equipment Finance LLC
375,995	Ser. 2021-A, Class A2, 0.30%, due 4/15/2024	373,610	(i)
297,000	Ser. 2022-A, Class A2, 2.77%, due 2/13/2025	295,964	(i)
	Morgan Stanley Eaton Vance CLO Ltd.
2,000,000	Ser. 2021-1A, Class E, (3M USD LIBOR + 6.75%), 7.93%, due 10/20/2034	1,966,339	(b)(e)(i)
1,000,000	Ser. 2022-16A, Class D1, (3M CME Term SOFR + 3.25%), 4.04%, due 4/15/2035	999,970	(b)(i)
3,852,896	MVW LLC, Ser. 2021-2A, Class B, 1.83%, due 5/20/2039	3,579,177	(i)
16,372,561	Navient Student Loan Trust, Ser. 2021-FA, Class A, 1.11%, due 2/18/2070	14,924,426	(i)
	OCP CLO Ltd.
2,000,000	Ser. 2017-13A, Class DR, (3M USD LIBOR + 6.50%), 7.54%, due 7/15/2030	1,904,492	(b)(e)(i)
3,800,000	Ser. 2017-14A, Class C, (3M USD LIBOR + 2.60%), 3.08%, due 11/20/2030	3,625,122	(b)(i)
1,800,000	Ser. 2017-14A, Class D, (3M USD LIBOR + 5.80%), 6.28%, due 11/20/2030	1,702,138	(b)(e)(i)
1,250,000	OHA Credit Funding 3 Ltd., Ser. 2019-3A, Class DR, (3M USD LIBOR + 2.90%), 3.96%, due 7/2/2035	1,214,680	(b)(i)
	OHA Credit Funding 6 Ltd.
2,500,000	Ser. 2020-6A, Class DR, (3M USD LIBOR + 3.15%), 4.21%, due 7/20/2034	2,462,995	(b)(i)
3,000,000	Ser. 2020-6A, Class ER, (3M USD LIBOR + 6.25%), 7.31%, due 7/20/2034	2,889,736	(b)(e)(i)
750,000	OHA Credit Partners XV Ltd., Ser. 2017-15A, Class D, (3M USD LIBOR + 2.45%), 3.51%, due 1/20/2030	723,508	(b)(i)
	Palmer Square CLO Ltd.
700,000	Ser. 2014-1A, Class DR2, (3M USD LIBOR + 5.70%), 6.74%, due 1/17/2031	671,855	(b)(e)(i)
1,600,000	Ser. 2018-1A, Class D, (3M USD LIBOR + 5.15%), 6.19%, due 4/18/2031	1,528,047	(b)(e)(i)
3,500,000	Ser. 2015-1A, Class DR4, (3M USD LIBOR + 6.50%), 6.98%, due 5/21/2034	3,385,790	(b)(e)(i)
1,000,000	Post CLO Ltd., Ser. 2022-1A, Class D, (3M CME Term SOFR + 3.20%), 3.91%, due 4/20/2035	995,793	(b)(i)
300,000	PPM CLO 3 Ltd., Ser. 2019-3A, Class DR, (3M USD LIBOR + 3.10%), 4.14%, due 4/17/2034	294,596	(b)(i)
4,855,000	Prestige Auto Receivables Trust, Ser. 2021-1A, Class D, 2.08%, due 2/15/2028	4,498,307	(i)
1,000,000	Riserva CLO Ltd., Ser. 2016-3A, Class ERR, (3M USD LIBOR + 6.50%), 7.54%, due 1/18/2034	961,854	(b)(e)(i)
	Sandstone Peak Ltd.
1,500,000	Ser. 2021-A, Class D, (3M USD LIBOR + 3.55%), 4.59%, due 10/15/2034	1,466,881	(b)(i)
1,000,000	Ser. 2021-A, Class E, (3M USD LIBOR + 6.80%), 7.84%, due 10/15/2034	990,703	(b)(e)(i)
	Santander Retail Auto Lease Trust
501,236	Ser. 2021-A, Class A2, 0.32%, due 2/20/2024	496,419	(i)
161,000	Ser. 2022-B, Class A2, 2.84%, due 5/20/2025	160,570	(i)
143,007	Securitized Asset Backed Receivables LLC Trust, Ser. 2004-DO1, Class M1, (1M USD LIBOR + 0.98%), 1.64%, due 7/25/2034	144,467	(b)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
	Sierra Timeshare Receivables Funding LLC
$2,433,667	Ser. 2021-2A, Class D, 3.23%, due 9/20/2038	$2,310,393	(i)
5,325,832	Ser. 2022-1A, Class D, 6.00%, due 10/20/2038	5,206,565	(i)
3,250,000	Signal Peak CLO 7 Ltd., Ser. 2019-1A, Class D, (3M USD LIBOR + 3.85%), 5.14%, due 4/30/2032	3,222,220	(b)(i)
1,000,000	Symphony CLO XXI Ltd., Ser. 2019-21A, Class DR, (3M USD LIBOR + 3.30%), 4.34%, due 7/15/2032	988,332	(b)(i)
11,460,277	Taco Bell Funding LLC, Ser. 2021-1A, Class A2I, 1.95%, due 8/25/2051	10,193,756	(i)
510,612	Tesla Auto Lease Trust, Ser. 2021-A, Class A2, 0.36%, due 3/20/2025	504,196	(i)
1,150,000	TICP CLO V Ltd., Ser. 2016-5A, Class ER, (3M USD LIBOR + 5.75%), 6.79%, due 7/17/2031	1,091,272	(b)(e)(i)
1,000,000	TICP CLO X Ltd., Ser. 2018-10A, Class E, (3M USD LIBOR + 5.50%), 6.56%, due 4/20/2031	971,120	(b)(e)(i)
1,150,000	TICP CLO XIII Ltd., Ser. 2019-13E, Class ER, (3M USD LIBOR + 6.20%), 7.24%, due 4/15/2034	1,104,946	(b)(e)(i)
	Toyota Auto Receivables Owner Trust
948,977	Ser. 2021-B, Class A2, 0.14%, due 1/16/2024	944,968
263,000	Ser. 2022-A, Class A2, 0.74%, due 10/15/2024	260,428
235,000	Ser. 2022-B, Class A2A, 2.35%, due 1/15/2025	234,428
243,000	Toyota Lease Owner Trust, Ser. 2022-A, Class A2, 1.73%, due 7/22/2024	239,830	(i)
1,300,000	TRESTLES CLO II Ltd., Ser. 2018-2A, Class D, (3M USD LIBOR + 5.75%), 6.93%, due 7/25/2031	1,233,699	(b)(e)(i)
1,200,000	TRESTLES CLO Ltd., Ser. 2017-1A, Class DR, (3M USD LIBOR + 6.25%), 7.43%, due 4/25/2032	1,161,388	(b)(e)(i)
1,000,000	Trinitas CLO X Ltd., Ser. 2019-10A, Class DR, (3M CME Term SOFR + 3.60%), 4.45%, due 1/15/2035	990,066	(b)(i)
1,500,000	Trinitas CLO XVI Ltd., Ser. 2021-16A, Class D, (3M USD LIBOR + 3.30%), 4.36%, due 7/20/2034	1,442,778	(b)(i)
8,213,000	Vantage Data Centers LLC, Ser. 2021-1A, Class A2, 2.17%, due 10/15/2046	7,504,708	(i)
4,000,000	Verde CLO Ltd., Ser. 2019-1A, Class DR, (3M USD LIBOR + 3.25%), 4.29%, due 4/15/2032	3,946,294	(b)(i)
	Verizon Owner Trust
42,053	Ser. 2019-A, Class A1B, (1M USD LIBOR + 0.33%), 0.92%, due 9/20/2023	42,057	(b)
218,933	Ser. 2019-B, Class A1B, (1M USD LIBOR + 0.45%), 1.04%, due 12/20/2023	218,993	(b)
1,168,080	Volkswagen Auto Loan Enhanced Trust, Ser. 2021-1, Class A2, 0.49%, due 10/21/2024	1,157,094
	Voya CLO Ltd.
250,000	Ser. 2018-3A, Class E, (3M USD LIBOR + 5.75%), 6.79%, due 10/15/2031	229,372	(b)(e)(i)
350,000	Ser. 2016-3A, Class DR, (3M USD LIBOR + 6.08%), 7.12%, due 10/18/2031	310,377	(b)(e)(i)
1,500,000	Whitebox CLO III Ltd., Ser. 2021-3A, Class E, (3M USD LIBOR + 6.85%), 7.89%, due 10/15/2034	1,486,189	(b)(e)(i)
	World Omni Auto Receivables Trust
455,967	Ser. 2021-C, Class A2, 0.22%, due 9/16/2024	452,751
116,000	Ser. 2022-A, Class A2, 1.15%, due 4/15/2025	114,730
365,000	World Omni Automobile Lease Securitization Trust, Ser. 2022-A, Class A2, 2.63%, due 10/15/2024	364,173
	Total Asset-Backed Securities (Cost $233,254,197)	225,215,037
Foreign Government Securities 4.6%
5,100,000	1MDB Global Investments Ltd., 4.40%, due 3/9/2023	5,062,037	(m)(n)
206,000	Airport Authority Hong Kong, 1.75%, due 1/12/2027	191,467	(i)
	Angolan Government International Bond
200,000	8.25%, due 5/9/2028	191,757	(n)
1,280,000	8.00%, due 11/26/2029	1,195,802	(i)
4,855,000	9.38%, due 5/8/2048	4,372,413	(i)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
		Argentine Republic Government International Bond
	$175,982	1.00%, due 7/9/2029	$56,402
	195,940	0.50%, due 7/9/2030	61,527	(r)
	593,918	Brazil Loan Trust 1, 5.48%, due 7/24/2023	594,666	(n)
		Brazil Notas do Tesouro Nacional
BRL	10,000,000	Ser. F, 10.00%, due 1/1/2025	1,925,749
BRL	23,170,000	Ser. F, 10.00%, due 1/1/2029	4,253,920
BRL	3,760,000	Ser. F, 10.00%, due 1/1/2031	675,224
		Bundesrepublik Deutschland Bundesanleihe
EUR	121,000	0.00%, due 2/15/2030	119,903	(n)
EUR	325,000	0.00%, due 8/15/2031	316,104	(n)
EUR	1,251,605	Ser. G, 0.00%, due 8/15/2031	1,218,492	(n)
EUR	136,900	2.50%, due 8/15/2046	190,991	(n)
	$200,000	Chile Government International Bond, 2.75%, due 1/31/2027	189,250
		Colombia Government International Bond
	520,000	3.88%, due 4/25/2027	472,238
	1,105,000	3.00%, due 1/30/2030	883,525
	2,235,000	5.00%, due 6/15/2045	1,659,487
		Colombian TES
COP	11,863,000,000	Ser. B, 6.00%, due 4/28/2028	2,457,661
COP	8,337,100,000	Ser. B, 7.00%, due 6/30/2032	1,675,698
COP	7,220,600,000	Ser. B, 7.25%, due 10/18/2034	1,427,829
COP	3,831,800,000	Ser.B, 9.25%, due 5/28/2042	861,495
	$775,000	Costa Rica Government International Bond, 7.00%, due 4/4/2044	737,350	(i)
		Croatia Government International Bond
EUR	469,000	2.75%, due 1/27/2030	487,191	(n)
EUR	100,000	2.88%, due 4/22/2032	103,180	(n)
	$4,380,000	Dominican Republic International Bond, 6.85%, due 1/27/2045	3,940,003	(i)
		Ecuador Government International Bond
	1,020,000	5.00%, due 7/31/2030	826,513	(i)(r)
	1,400,000	1.00%, due 7/31/2035	875,399	(i)(r)
		Egypt Government International Bond
EUR	450,000	4.75%, due 4/11/2025	421,438	(n)
	$755,000	5.88%, due 2/16/2031	551,905	(i)
	3,140,000	8.50%, due 1/31/2047	2,273,674	(i)
	3,765,000	7.50%, due 2/16/2061	2,510,517	(i)
	485,000	El Salvador Government International Bond, 9.50%, due 7/15/2052	194,005	(i)
		European Union
EUR	434,000	0.00%, due 7/6/2026	439,317	(n)
EUR	172,000	0.00%, due 10/4/2028	167,571	(n)
EUR	117,000	0.00%, due 4/22/2031	108,217	(n)
EUR	176,000	1.25%, due 2/4/2043	170,504	(n)
EUR	158,000	0.40%, due 2/4/2037	138,735	(n)
		French Republic Government Bond OAT
EUR	174,000	0.50%, due 5/25/2025	182,804	(n)
EUR	475,000	0.00%, due 2/25/2026	486,746	(n)
EUR	115,513	1.00%, due 5/25/2027	122,396	(n)
EUR	151,023	1.85%, due 7/25/2027	198,081	(h)(n)
EUR	111,457	0.10%, due 3/1/2028	133,170	(h)(n)
EUR	159,902	1.50%, due 5/25/2031	171,742	(n)
EUR	574,780	0.10%, due 7/25/2031	710,483	(h)(n)
EUR	143,000	0.00%, due 11/25/2031	132,294	(n)
EUR	120,000	1.50%, due 5/25/2050	116,885	(n)
EUR	328,000	0.75%, due 5/25/2052	255,631	(n)
EUR	62,500	0.50%, due 5/25/2072	35,068	(n)
	$200,000	Ghana Government International Bond, 6.38%, due 2/11/2027	135,176	(n)
	4,110,000	Indonesia Government International Bond, 4.63%, due 4/15/2043	3,896,074	(i)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
		Indonesia Treasury Bond
IDR	60,456,000,000	6.13%, due 5/15/2028	$4,048,581
IDR	54,478,000,000	8.25%, due 5/15/2029	4,035,263
IDR	26,460,000,000	7.00%, due 9/15/2030	1,817,813
		Ireland Government Bond
EUR	99,182	1.30%, due 5/15/2033	101,002	(n)
EUR	230,000	0.40%, due 5/15/2035	206,671	(n)
	$200,000	Istanbul Metropolitan Municipality, 6.38%, due 12/9/2025	180,258	(n)
		Italy Buoni Poliennali Del Tesoro
EUR	377,989	2.60%, due 9/15/2023	443,300	(h)(n)
EUR	1,133,000	1.45%, due 11/15/2024	1,199,440	(n)
EUR	367,000	1.45%, due 5/15/2025	387,202	(n)
EUR	765,786	1.40%, due 5/26/2025	870,152	(h)(n)
EUR	224,000	1.85%, due 7/1/2025	238,682	(n)
EUR	88,000	1.60%, due 6/1/2026	92,523	(n)
EUR	337,000	0.00%, due 8/1/2026	329,878	(n)
EUR	142,000	2.05%, due 8/1/2027	150,448	(n)
EUR	201,135	0.65%, due 10/28/2027	223,126	(h)(n)
EUR	544,000	3.00%, due 8/1/2029	599,475	(n)
EUR	224,000	1.35%, due 4/1/2030	217,650	(n)
EUR	628,000	0.90%, due 4/1/2031	570,733	(n)
EUR	37,000	0.95%, due 12/1/2031	33,235	(n)
EUR	440,000	4.00%, due 2/1/2037	525,515	(n)
EUR	53,000	0.95%, due 3/1/2037	42,835	(n)
EUR	35,000	1.50%, due 4/30/2045	27,500	(n)
EUR	167,000	2.15%, due 9/1/2052	140,601	(n)
		Ivory Coast Government International Bond
	$394,167	5.75%, due 12/31/2032	374,178	(n)(r)
	3,715,000	6.13%, due 6/15/2033	3,406,917	(i)
EUR	100,000	Kazakhstan Government International Bond, 0.60%, due 9/30/2026	93,886	(n)
	$200,000	Kenya Government International Bond, 7.00%, due 5/22/2027	177,584	(n)
		Kingdom of Belgium Government Bond
EUR	166,995	1.45%, due 6/22/2037	168,841	(n)
EUR	63,778	Ser. 90, 0.40%, due 6/22/2040	52,302	(n)
		Mexican Bonos
MXN	75,340,000	Ser. M20, 8.50%, due 5/31/2029	3,580,574
MXN	56,380,000	Ser. M, 7.75%, due 5/29/2031	2,533,142
MXN	15,400,000	Ser. M, 7.75%, due 11/23/2034	675,090
MXN	61,040,000	Ser. M, 7.75%, due 11/13/2042	2,587,780
		Mexico Government International Bond
	$4,250,000	3.50%, due 2/12/2034	3,591,420
	4,240,000	4.40%, due 2/12/2052	3,381,612
	1,155,000	Mongolia Government International Bond, 5.13%, due 4/7/2026	1,080,040	(i)
EUR	350,633	Netherlands Kingdom, 4.00%, due 1/15/2037	501,689	(n)
		Nigeria Government International Bond
	$1,640,000	7.88%, due 2/16/2032	1,373,500	(i)
	1,450,000	7.63%, due 11/28/2047	1,029,616	(i)
		Oman Government International Bond
	1,810,000	6.25%, due 1/25/2031	1,841,820	(i)
	2,765,000	7.00%, due 1/25/2051	2,655,782	(i)
		Panama Government International Bond
	2,450,000	2.25%, due 9/29/2032	1,960,073
	3,680,000	3.30%, due 1/19/2033	3,198,840
	1,775,000	Paraguay Government International Bond, 4.95%, due 4/28/2031	1,744,469	(i)
		Peruvian Government International Bond
	200,000	7.35%, due 7/21/2025	218,806
	6,110,000	3.00%, due 1/15/2034	5,088,164

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
EUR	158,000	Portugal Obrigacoes do Tesouro OT, 1.65%, due 7/16/2032	$161,197	(n)
	$203,578	Provincia de Cordoba, 5.00%, due 12/10/2025	166,934	(n)(r)
		Qatar Government International Bond
	370,000	3.88%, due 4/23/2023	374,237	(n)
	1,440,000	4.40%, due 4/16/2050	1,458,207	(i)
EUR	188,000	Republic of Austria Government Bond, 0.90%, due 2/20/2032	188,982	(n)
		Republic of South Africa Government Bond
ZAR	31,218,337	8.00%, due 1/31/2030	1,770,111
ZAR	52,039,335	8.25%, due 3/31/2032	2,870,111
ZAR	21,901,358	8.50%, due 1/31/2037	1,145,140
ZAR	11,078,815	9.00%, due 1/31/2040	593,178
		Republic of South Africa Government International Bond
	$1,830,000	5.65%, due 9/27/2047	1,450,275
	1,055,000	5.75%, due 9/30/2049	836,298
		Romanian Government International Bond
	54,000	3.00%, due 2/27/2027	50,096	(n)
EUR	116,000	2.88%, due 5/26/2028	114,987	(n)
EUR	153,000	1.75%, due 7/13/2030	127,280	(n)
	$3,210,000	3.00%, due 2/14/2031	2,729,553	(n)
	1,280,000	3.63%, due 3/27/2032	1,101,709	(i)
EUR	249,000	3.88%, due 10/29/2035	221,895	(n)
	$1,370,000	4.00%, due 2/14/2051	1,039,830	(i)
	2,666,000	4.00%, due 2/14/2051	2,020,725	(n)
		Russian Federal Bond - Obligatsyi Federal'novo Zaima
RUB	270,539,000	7.05%, due 1/19/2028	232,243
RUB	152,133,000	6.90%, due 7/23/2031	130,598
		Saudi Government International Bond
	$1,645,000	3.25%, due 11/17/2051	1,321,534	(i)
	1,265,000	3.75%, due 1/21/2055	1,103,983	(i)
EUR	100,000	Serbia International Bond, 3.13%, due 5/15/2027	94,694	(n)
		Spain Government Bond
EUR	206,000	2.75%, due 10/31/2024	228,311	(n)
EUR	448,000	1.45%, due 10/31/2027	474,826	(n)
EUR	66,000	0.85%, due 7/30/2037	56,851	(n)
EUR	29,000	1.00%, due 7/30/2042	24,111	(n)
EUR	77,512	Spain Government Inflation-Linked Bond, 0.65%, due 11/30/2027	93,109	(h)(n)
		Sri Lanka Government International Bond
	$302,000	6.85%, due 3/14/2024	128,350	(n)(t)
	200,000	6.35%, due 6/28/2024	85,000	(n)(t)
		State of North Rhine-Westphalia Germany
EUR	185,000	1.65%, due 2/22/2038	189,012	(n)
EUR	5,000	0.50%, due 1/15/2052	3,784	(n)
		Turkey Government Bond
TRY	11,813,158	10.70%, due 8/17/2022	784,661
TRY	23,251,037	12.60%, due 10/1/2025	1,268,388
TRY	58,210,849	11.70%, due 11/13/2030	2,610,976
	$1,035,000	Turkey Government International Bond, 5.88%, due 6/26/2031	856,326
		Turkiye Ihracat Kredi Bankasi AS
	360,000	5.38%, due 10/24/2023	352,811	(n)
	200,000	8.25%, due 1/24/2024	203,820	(i)
		Ukraine Government International Bond
	200,000	8.99%, due 2/1/2024	71,376	(n)
	4,140,000	7.25%, due 3/15/2033	1,304,100	(i)
	2,045,000	Uruguay Government International Bond, 5.10%, due 6/18/2050	2,130,276
	1,295,300	Venezuela Government International Bond, 8.25%, due 10/13/2024	104,272	(n)(t)
		Total Foreign Government Securities (Cost $180,888,200)	140,647,871
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

NUMBER OF SHARES		VALUE
Exchange-Traded Funds 0.2%
92,836	iShares iBoxx High Yield Corporate Bond ETF (Cost $7,683,999)	$7,290,411
Closed-End Funds 0.1%
Investment Companies(u) 0.1%
1,973,605	Neuberger Berman Global Monthly Income Fund Ltd. (Cost $2,363,561)	2,154,125
Purchased Options(y) 0.0%(g) (Cost $59,400)		41,345
Short-Term Investments 3.8%
Investment Companies 3.8%
115,641,825	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.29%(v) (Cost $115,641,825)	115,641,825	(m)
	Total Investments 125.8% (Cost $4,153,816,992)	3,832,095,217
	Liabilities Less Other Assets (25.8)%	(786,175,076	)(w)(x)
	Net Assets 100.0%	$3,045,920,141

(a)  Principal amount is stated in the currency in which the security is denominated.

(b)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2022 and changes periodically.

(c)  The stated interest rates represent the range of rates at April 30, 2022 of the underlying contracts within the Loan Assignment.

(d)  Represents less than 0.05% of net assets of the Fund.

(e)  Value determined using significant unobservable inputs.

(f)  Rate shown was the discount rate at the date of purchase.

(g)  All or a portion of the security is pledged as collateral for futures.

(h)  Index-linked bond whose principal amount adjusts according to a government retail price index.

(i)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2022, these securities amounted to $1,150,577,719, which represents 37.8% of net assets of the Fund.

(j)  Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(k)  Variable or floating rate security where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of April 30, 2022.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

(l)  TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total value of all such securities (excluding forward sales contracts, if any) at April 30, 2022 amounted to $799,063,570, which represents 26.2% of net assets of the Fund.

(m)  All or a portion of this security is segregated in connection with obligations for to be announced securities, when-issued securities, swaps, futures, forward foreign currency contracts, written options and/or bond forwards with a total value of $1,191,606,772.

(n)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at April 30, 2022 amounted to $149,026,519, which represents 4.9% of net assets of the Fund.

(o)  Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(p)  Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date shown reflects the next call date.

(q)  Payment-in-kind (PIK) security.

(r)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of April 30, 2022.

(s)  When-issued security. Total value of all such securities at April 30, 2022 amounted to $11,719,122, which represents 0.4% of net assets of the Fund.

(t)  Defaulted security.

(u)  Affiliated company as defined under the Investment Company Act of 1940, as amended (see Note F of the Notes to Financial Statements).

(v)  Represents 7-day effective yield as of April 30, 2022.

(w)  Includes the impact of the Fund's open positions in derivatives at April 30, 2022.

(x)  As of April 30, 2022, the value of unfunded loan commitments was $787,599 for the Fund (see Note A of the Notes to Financial Statements).

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

POSITIONS BY COUNTRY

Country	Investments at Value	Percentage of Net Assets
United States	$3,080,565,135	101.2%
Cayman Islands	137,404,503	4.5%
United Kingdom	89,963,962	2.9%
Canada	56,284,089	1.8%
France	32,584,086	1.1%
Mexico	24,072,062	0.8%
Switzerland	21,873,322	0.7%
Netherlands	21,170,910	0.7%
Luxembourg	20,073,717	0.6%
Brazil	17,563,699	0.6%
Indonesia	15,953,188	0.5%
Colombia	13,027,141	0.4%
Germany	12,934,319	0.4%
Sweden	12,376,518	0.4%
Spain	11,722,489	0.4%
Ireland	9,757,420	0.3%
South Africa	9,443,321	0.3%
Italy	9,134,144	0.3%
Romania	7,406,075	0.2%
Peru	6,886,540	0.2%
Oman	6,818,439	0.2%
Turkey	6,656,753	0.2%
Malaysia	6,554,537	0.2%
Panama	6,051,598	0.2%
Angola	5,759,972	0.2%
Egypt	5,757,534	0.2%
Zambia	4,547,950	0.1%
Finland	4,198,991	0.1%
Dominican Republic	3,940,003	0.1%
Cote D'Ivoire	3,781,095	0.1%
Ukraine	3,470,951	0.1%
Israel	3,219,945	0.1%
Chile	3,114,220	0.1%
United Arab Emirates	3,050,606	0.1%
China	2,639,780	0.1%
Nigeria	2,593,116	0.1%
Hong Kong	2,435,174	0.1%
Saudi Arabia	2,425,517	0.1%
Belgium	2,264,795	0.1%
Uruguay	2,130,276	0.1%
Qatar	2,032,444	0.1%
India	1,839,514	0.1%
Czech Republic	1,832,750	0.1%
Paraguay	1,744,469	0.1%
Ecuador	1,701,912	0.1%
Kazakhstan	1,696,982	0.1%
Azerbaijan	1,629,856	0.1%
Other countries representing less than 0.05% of net assets of the Fund	12,367,573	0.4%
Short-Term Investments and Other Liabilities—Net	(670,533,251)	(22.0)%
	$3,045,920,141	100.00%

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

Derivative Instruments

Futures contracts ("futures")

At April 30, 2022, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2022	234	Euro-Bobl	$31,395,446	$(652,514)
6/2022	7	Euro-Buxl Bond, 30 Year	1,262,628	(156,263)
6/2022	40	Euro-OAT	6,154,158	(169,623)
6/2022	113	United Kingdom Long Gilt Bond	16,829,364	(553,794)
6/2022	2	U.S. Treasury Note, Ultra 10 Year	258,000	1,295
6/2022	5	U.S. Treasury Ultra Bond	802,187	(77,200)
12/2023	9	Euribor Interest Rate, 3 Month	2,332,099	(474)
Total Long Positions			$59,033,882	$(1,608,573)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2022	5	Euro-BTP	$(687,511)	$67,834
6/2022	325	Euro-Bobl	(43,604,786)	1,857,251
6/2022	52	Euro-Bund	(8,425,550)	551,167
6/2022	1,089	Euro-Schatz	(126,539,072)	554,844
6/2022	14	Government of Canada Bond, 5 Year	(1,260,888)	50,893
6/2022	351	Government of Japan Bond, 10 Year Mini	(40,426,870)	(57,393)
6/2022	113	United Kingdom Long Gilt Bond	(16,829,364)	553,843
6/2022	667	U.S. Treasury Long Bond	(93,838,563)	2,927,962
6/2022	1,325	U.S. Treasury Note, 2 Year	(279,326,562)	272,150
6/2022	2,248	U.S. Treasury Note, 5 Year	(253,286,375)	8,303,047
6/2022	1,964	U.S. Treasury Note, 10 Year	(234,022,875)	13,771,415
6/2022	524	U.S. Treasury Note, Ultra 10 Year	(67,596,000)	4,073,275
6/2022	511	U.S. Treasury Ultra Bond	(81,983,563)	11,986,006
Total Short Positions			$(1,247,827,979)	$44,912,294
Total Futures				$43,303,721

At April 30, 2022, the Fund had securities pledged in the amount of $15,251,515 to cover collateral requirements on open futures. For the six months ended April 30, 2022, the average notional value for the months where the Fund had futures outstanding was $146,103,216 for long positions and $(1,157,025,171) for short positions.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

Forward foreign currency contracts ("forward FX contracts")

At April 30, 2022, open forward FX contracts for the Fund were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
3,426,432	BRL	665,667	USD	HSBC	5/3/2022	$27,389
5,546,844	BRL	1,106,956	USD	HSBC	5/3/2022	14,990
38,526,197	BRL	7,628,270	USD	CITI	6/7/2022	77,682
1,127,614	USD	5,546,844	BRL	HSBC	5/3/2022	5,668
696,557	USD	3,426,432	BRL	HSBC	5/3/2022	3,501
1,168,857	USD	5,653,480	BRL	CITI	6/2/2022	36,411
516,338	USD	423,520,692	CLP	GSI	6/15/2022	23,968
642,114	USD	533,917,717	CLP	JPM	6/15/2022	21,401
306	USD	251,276	CLP	JPM	6/15/2022	14
1,819,637	USD	11,913,513	CNH	JPM	5/23/2022	28,767
956,346	USD	3,663,476,263	COP	JPM	6/15/2022	37,383
13,581,370	CZK	543,907	EUR	GSI	6/15/2022	4,436
11,499,185	CZK	460,723	EUR	GSI	6/15/2022	3,541
9,539,937	CZK	384,675	EUR	GSI	6/15/2022	347
896,099	CZK	35,670	EUR	JPM	6/15/2022	522
1,547,254	USD	25,282,130	EGP	GSI	5/25/2022	194,452
649,270	USD	10,514,930	EGP	GSI	5/25/2022	86,635
184,209	USD	2,997,994	EGP	GSI	5/25/2022	23,791
1,067,496	EUR	26,356,475	CZK	GSI	6/15/2022	4,045
153,102	EUR	3,780,082	CZK	GSI	6/15/2022	580
218,491	EUR	5,378,151	CZK	MS	6/15/2022	1,527
643,521	EUR	675,837	USD	CITI	5/4/2022	3,072
480,528	EUR	505,692	USD	JPM	5/4/2022	1,261
56,001	EUR	58,824	USD	JPM	5/5/2022	259
606,102	EUR	639,481	USD	GSI	7/20/2022	2,481
1,115,421	EUR	418,656,694	HUF	GSI	7/6/2022	22,732
351,139	EUR	132,772,513	HUF	GSI	7/6/2022	4,452
3,142,195	EUR	14,741,474	PLN	GSI	6/15/2022	13,134
281,643	EUR	1,321,994	PLN	JPM	6/15/2022	1,025
137,885	USD	129,901	EUR	GSI	5/4/2022	841
789,982	USD	707,794	EUR	JPM	5/4/2022	43,265
629,627	USD	563,926	EUR	JPM	5/4/2022	34,690
411,015	USD	374,300	EUR	JPM	5/4/2022	16,132
475,985	USD	438,655	EUR	JPM	5/4/2022	13,208
362,850	USD	333,934	EUR	JPM	5/4/2022	10,552
239,471	USD	219,280	EUR	JPM	5/4/2022	8,132
60,392	USD	56,001	EUR	GSI	5/5/2022	1,310
252,736	USD	238,593	EUR	JPM	6/3/2022	703
215,807	USD	194,562	EUR	JPM	7/5/2022	9,923
559,872	USD	510,767	EUR	SCB	7/5/2022	19,381
79,311,285	USD	72,611,043	EUR	CITI	7/20/2022	2,404,227
724,260	USD	663,074	EUR	CITI	7/20/2022	21,955
777,968	USD	721,443	EUR	GSI	7/20/2022	13,841

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
242,212	USD	225,150	EUR	GSI	7/20/2022	$3,741
16,568,203	USD	12,680,382	GBP	CITI	7/20/2022	618,426
2,197,101	USD	1,681,539	GBP	CITI	7/20/2022	82,009
225,926	USD	173,214	GBP	CITI	7/20/2022	8,052
140,215,113	HUF	364,877	EUR	GSI	7/6/2022	1,589
119,641	USD	393,803	ILS	CITI	5/24/2022	1,565
2,480,250,000	KRW	1,949,315	USD	CITI	6/7/2022	13,888
1,138,808	USD	1,404,059,674	KRW	GSI	5/23/2022	27,396
329,664,162	MXN	15,932,848	USD	CITI	6/7/2022	113,914
9,617,519	MXN	463,724	USD	GSI	6/15/2022	3,706
4,923,503	MXN	235,422	USD	MS	6/15/2022	3,869
13,402,922	MXN	650,185	USD	MS	6/15/2022	1,223
407,789	USD	21,321,637	PHP	CITI	5/27/2022	1,962
726,992	USD	37,640,008	PHP	JPM	5/27/2022	10,570
477,904	USD	24,794,623	PHP	JPM	5/27/2022	5,975
13,168,703	PLN	2,752,971	EUR	GSI	6/15/2022	45,328
1,839,176	PLN	387,154	EUR	MS	6/15/2022	3,512
76,593	RON	15,245	EUR	CITI	6/30/2022	71
1,867,714	RON	364,932	EUR	CITI	9/21/2022	2,534
455,217	RON	88,028	EUR	CITI	9/21/2022	1,594
535,147	RON	104,887	EUR	JPM	9/21/2022	381
970,357	USD	14,817,357	TRY	GSI	6/21/2022	6,812
1,123,019	USD	32,337,336	TWD	JPM	5/9/2022	24,410
267,065	USD	4,037,091	ZAR	CITI	5/23/2022	11,959
524,321	USD	7,709,502	ZAR	CITI	6/15/2022	38,360
561,489	USD	8,418,957	ZAR	CITI	6/15/2022	30,807
459,241	USD	6,967,538	ZAR	CITI	6/15/2022	20,049
664,015	USD	9,762,674	ZAR	GSI	6/15/2022	48,634
215,804	USD	3,297,069	ZAR	JPM	6/15/2022	7,976
13,326,017	ZAR	834,036	USD	GSI	6/15/2022	5,957
	Total unrealized appreciation					$4,389,895
98,715	BRL	20,068	USD	CITI	5/3/2022	(101)
3,182,613	BRL	646,991	USD	GSI	5/3/2022	(3,252)
5,691,948	BRL	1,157,112	USD	JPM	5/3/2022	(5,816)
38,526,197	BRL	8,019,441	USD	GSI	5/9/2022	(241,545)
4,536,278	BRL	932,642	USD	GSI	6/2/2022	(23,982)
3,587,248	BRL	751,428	USD	JPM	6/2/2022	(32,868)
19,064	USD	98,715	BRL	CITI	5/3/2022	(903)
615,473	USD	3,182,613	BRL	GSI	5/3/2022	(28,266)
1,101,788	USD	5,691,948	BRL	JPM	5/3/2022	(49,507)
7,698,080	USD	38,526,197	BRL	CITI	5/9/2022	(79,816)
1,086,083	USD	5,546,844	BRL	HSBC	7/5/2022	(14,700)
1,043,631	CAD	812,991	USD	JPM	5/24/2022	(633)
547,973,614	CLP	661,245	USD	CITI	6/15/2022	(24,191)
526,697,262	CLP	645,146	USD	CITI	6/15/2022	(32,828)
430,636,855	CLP	546,338	USD	GSI	6/15/2022	(45,696)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
2,733,653,728	COP	731,765	USD	CITI	6/15/2022	$(46,042)
6,278,370	DKK	921,541	USD	CITI	7/20/2022	(27,610)
38,772,484	EGP	2,247,680	USD	GSI	5/25/2022	(173,033)
5,519,714	EGP	286,738	USD	CITI	9/21/2022	(5,739)
5,519,714	EGP	297,559	USD	GSI	9/21/2022	(16,559)
173,646	EUR	191,331	USD	JPM	5/4/2022	(8,136)
348,041	EUR	378,041	USD	JPM	5/4/2022	(10,861)
393,861	EUR	430,011	USD	JPM	5/4/2022	(14,491)
728,193	EUR	804,769	USD	JPM	5/4/2022	(36,532)
247,000	EUR	268,477	USD	GSI	5/23/2022	(7,688)
651,818	EUR	708,544	USD	CITI	7/20/2022	(18,161)
1,212,535	EUR	1,322,997	USD	CITI	7/20/2022	(38,723)
7,403,437	EUR	8,077,890	USD	CITI	7/20/2022	(236,431)
8,654,905	EUR	9,453,543	USD	CITI	7/20/2022	(286,573)
532,851	EUR	565,335	USD	GSI	7/20/2022	(958)
2,645,517	EUR	2,886,296	USD	GSI	7/20/2022	(84,258)
416,419	EUR	1,982,569	PLN	HSBC	6/15/2022	(4,758)
676,697	USD	643,521	EUR	CITI	6/3/2022	(3,072)
58,897	USD	56,001	EUR	JPM	6/3/2022	(259)
2,065,395	GBP	2,690,921	USD	CITI	7/20/2022	(93,003)
720,245	GBP	938,453	USD	GSI	7/20/2022	(32,507)
821,221	ILS	246,599	USD	CITI	5/24/2022	(368)
6,425,174	ILS	1,996,937	USD	GSI	5/24/2022	(70,439)
812,991	USD	105,697,529	JPY	JPM	5/24/2022	(1,941)
2,480,250,000	KRW	2,050,556	USD	GSI	5/9/2022	(85,423)
580,848,410	KRW	476,359	USD	CITI	5/23/2022	(16,577)
821,702,246	KRW	678,353	USD	JPM	5/23/2022	(27,918)
1,944,577	USD	2,480,250,000	KRW	CITI	5/9/2022	(20,555)
639,105	USD	813,209,653	KRW	CITI	5/23/2022	(4,608)
178,740,000	MXN	8,950,874	USD	GSI	5/9/2022	(202,666)
150,924,162	MXN	7,604,052	USD	JPM	5/9/2022	(217,256)
9,584,315	MXN	473,163	USD	GSI	6/15/2022	(7,347)
16,021,275	USD	329,664,162	MXN	CITI	5/9/2022	(113,729)
2,241,827	USD	47,730,066	MXN	JPM	6/15/2022	(77,947)
5,096,421	MYR	1,174,946	USD	GSI	7/5/2022	(2,765)
2,403,538	PEN	639,834	USD	JPM	6/15/2022	(16,811)
239,980	USD	20,098,287	RUB	GSI	5/23/2022	(34,585)
13,085,189	TWD	451,915	USD	JPM	5/9/2022	(7,366)
490,264	USD	14,478,328	TWD	CITI	5/9/2022	(1,614)
8,426,771	ZAR	554,714	USD	CITI	6/15/2022	(23,541)
8,431,979	ZAR	552,012	USD	GSI	6/15/2022	(20,510)
5,381,036	ZAR	352,099	USD	JPM	6/15/2022	(12,911)
9,992,238	ZAR	655,967	USD	JPM	6/15/2022	(26,116)
6,975,422	ZAR	473,525	USD	MS	6/15/2022	(33,835)
Total unrealized depreciation						$(2,756,326)
Total net unrealized appreciation						$1,633,569

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

For the six months ended April 30, 2022, the average notional value for the months where the Fund had forward FX contracts outstanding was $377,749,658.

Bond forward contracts ("bond forwards")

At April 30, 2022, bond forwards for the Fund were as follows:

Counterparty	Reference Entity	Notional Amount	Expiration Date	Unrealized Appreciation/ (Depreciation)
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.63%, due 1/15/2024	$4,539,497	6/17/2022	$39,497
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.50%, due 4/15/2024	3,033,665	6/17/2022	33,666
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.25%, due 1/15/2025	5,898,061	6/17/2022	73,061
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.13%, due 4/15/2025	3,849,112	6/17/2022	49,112
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.38%, due 1/15/2027	4,784,487	6/17/2022	54,487
GSI	U.S. Treasury Inflation-Indexed Bonds, 3.88%, due 4/15/2029	3,732,108	6/17/2022	32,108
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.13%, due 1/15/2030	7,245,103	6/17/2022	90,103
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.13%, due 1/15/2032	3,033,601	6/17/2022	33,601
GSI	U.S. Treasury Inflation-Indexed Bonds, 1.38%, due 2/15/2044	3,587,593	6/17/2022	37,593
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.13%, due 2/15/2051	2,875,125	6/17/2022	25,125
Total net unrealized appreciation				$468,353

For the six months ended April 30, 2022, the average notional value for the months where the Fund had bond forwards outstanding was $41,445,714.

Credit default swap contracts ("credit default swaps")

At April 30, 2022, the Fund had outstanding credit default swaps as follows:

Centrally Cleared Credit Default Swaps—Buy Protection

Clearinghouse	Reference Entity	Notional Amount		Financing Rate Paid by the Fund	Payment Frequency	Maturity Date	Upfront Payments/ (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
ICE CC	CDX North America High Yield Index Ser. 38 V.1	USD	39,615,000	5.00%	3M	6/20/2027	$(1,716,033)	$1,179,403	$(230,655)	$(767,285)
ICE CC	iTraxx Europe Crossover Ser. 37 V.1	EUR	900,000	5.00%	3M	6/20/2027	(71,990)	43,051	(5,406)	(34,345)
ICE CC	CDX Emerging Markets Index, Ser. 37 V.1	USD	1,000,000	1.00%	3M	6/20/2027	78,223	3,644	(1,139)	80,728
ICE CC	Federative Republic of Brazil, Senior Securities	USD	10,000,000	1.00%	3M	6/20/2027	543,459	41,911	(11,389)	573,981
	Total						$(1,166,341)	$1,268,009	$(248,589)	$(146,921)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

Centrally Cleared Credit Default Swaps—Sell Protection

Clearinghouse	Reference Entity	Notional Amount		Financing Rate Received by the Fund	Payment Frequency	Maturity Date	Upfront Payments/ (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
ICE CC	CDX Emerging Markets Index, Ser. 36 V.1	USD	28,760,000	1.00%	3M	12/20/2026	$(1,291,454)	$(1,768,926)	$32,754	$(3,027,626)
ICE CC	CDX North America Investment Grade Index Ser. 38 V.1	USD	195,380,000	1.00%	3M	6/20/2027	2,404,610	(907,217)	222,516	1,719,909
ICE CC	Republic of Columbia, Senior Securities	USD	10,000,000	1.00%	3M	6/20/2027	(446,792)	(183,078)	11,389	(618,481)
	Total						$666,364	$(2,859,221)	$266,659	$(1,926,198)

For the six months ended April 30, 2022, the average notional value for the months where the Fund had credit default swaps outstanding was $16,562,603 for buy protection and $114,471,426 for sell protection.

Interest rate swap contracts ("interest rate swaps")

At April 30, 2022, the Fund had outstanding interest rate swaps as follows:

Centrally cleared interest rate swaps

Clearinghouse	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate		Effective Date(a)	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
LCH	AUD	2,259,700	Receive	6M AUD-BBR	1.92%		—	6M/6M	2/1/2027	$101,268	$(6,519)	$94,749
LCH	CHF	2,200,000	Pay	6M SARON	(0.12)%		—	1Y/1Y	3/28/2024	(17,692)	1,292	(16,400)
LCH	EUR	1,550,000	Receive	6M EURIBOR	0.89%		—	6M/1Y	3/28/2027	40,819	(1,947)	38,872
LCH	EUR	206,577	Receive	6M EURIBOR	0.05%		—	6M/1Y	4/13/2031	29,767	(41)	29,726
LCH	GBP	2,500,000	Pay	1D SONIA	1.02%		—	6M/6M	11/4/2024	(92,941)	55,950	(36,991)
LCH	GBP	2,600,000	Pay	1D SONIA	0.95%		—	1Y/1Y	11/4/2024	(102,353)	26,461	(75,892)
LCH	GBP	11,773,535	Pay	1D SONIA	2.17%		—	1Y/1Y	4/13/2024	(15,962)	180,769	164,807
LCH	GBP	7,956,309	Receive	1D SONIA	2.20%		—	1Y/1Y	4/13/2025	7,040	152,873	159,913
LCH	GBP	790,000	Receive	1D SONIA	0.98%		—	6M/6M	11/4/2031	81,696	(3,606)	78,090
LCH	GBP	790,000	Receive	1D SONIA	0.85%		—	1Y/1Y	11/4/2031	92,680	(2,690)	89,990
LCH	JPY	125,000,000	Receive	6M JPY LIBOR	0.00	%(b)	—	6M/6M	5/19/2022	(29)	(238)	(267)
LCH	JPY	125,000,000	Receive	1D TONA	0.00	%(b)	—	6M/6M	5/19/2022	(12)	(3,788)	(3,800)
LCH	NOK	10,000,000	Receive	6M NIBOR	2.75%		—	6M/1Y	3/28/2027	7,332	(953)	6,379
LCH	NZD	5,907,017	Pay	3M NZD-BBR	2.44%		—	3M/6M	2/2/2024	(84,157)	11,720	(72,437)
LCH	NZD	5,614,579	Pay	3M NZD-BBR	3.20%			3M/6M	3/28/2024	(37,502)	5,418	(32,084)
	Total									$9,954	$414,701	$424,655

(a)  Forward swap. Effective date, if any, reflects the date interest accruals will commence.

(b)  Zero coupon swap.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

Inflation swap contracts ("inflation swaps")

At April 30, 2022, the Fund had outstanding inflation swaps as follows:

Centrally cleared inflation swaps

Clearinghouse	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
LCH	EUR	1,600,000	Pay	CPTFEMU	1.15%	T/T	4/15/2024	$(161,972)	$(39,141)	$(201,113)
LCH	EUR	1,600,000	Receive	FRCPXTOB	0.95%	T/T	4/15/2024	121,647	32,229	153,876
LCH	EUR	670,000	Receive	CPTFEMU	1.42%	T/T	4/15/2031	123,263	20,162	143,425
	Total							$82,938	$13,250	$96,188

For the six months ended April 30, 2022, the average notional value for the months where the Fund had interest rate swaps and inflation rate swaps outstanding was $20,135,929 when the Fund paid the fixed rate and $23,737,760 when the Fund received the fixed rate. At April 30, 2022, the Fund had $17,007,196 deposited in a segregated account to cover margin requirements for centrally cleared swaps.

Total return basket swap contracts ("total return basket swaps")

At April 30, 2022, the Fund did not have any outstanding total return basket swaps.

Total return swap contracts ("total return swaps")

At April 30, 2022, the Fund had outstanding total return swaps as follows:

Over-the-counter total return swaps—Long(a)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
GSI	iShares iBoxx $ High Yield Corp. Bond ETF	USD	314,850,879	5/10/2022	(0.62)%	(0.90)%	SOFR	T/1M	$(17,713,285)	$80,548	$(17,632,737)
JPM	iShares iBoxx $ High Yield Corp. Bond ETF	USD	17,669,250	5/20/2022	(1.77)%	(2.05)%	SOFR	T/T	(396,000)	6,242	(389,758)
	Total								$(18,109,285)	$86,790	$(18,022,495)

(a)  The Fund pays a specified rate based on a reference rate plus or minus a spread, and receives the total return on the reference entity.

(b)  Effective rate at April 30, 2022.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

For the six months ended April 30, 2022, the average notional value for the months where the Fund had total return basket swaps and total return swaps outstanding was $367,727,592 for long positions.

At April 30, 2022, the Fund had cash collateral of $13,880,000 and $530,000 deposited in segregated accounts for Goldman Sachs International and JPMorgan Chase Bank N.A., respectively and cash collateral of $2,710,000 and $50,000 received from Citibank, N.A. and Morgan Stanley Capital Services LLC, respectively, to cover collateral requirements on over-the-counter derivatives.

Purchased option contracts ("options purchased")

At April 30, 2022, the Fund had outstanding options purchased as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Call
Exchange Traded Funds
iShares 20+ Year Treasury Bond ETF(a)	300	$3,577,407	$124	5/20/2022	$31,157
Put
Exchange Traded Funds
iShares 20+ Year Treasury Bond ETF(a)	300	$3,577,407	$110	5/20/2022	$10,188
Total options purchased (cost $59,400)					$41,345

(a)  Over-the-counter option. Counterparty is JPM.

Written option contracts ("options written")

At April 30, 2022, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Put
Exchange Traded Funds
iShares 20+ Year Treasury Bond ETF(a)	300	$(3,577,407)	$115	5/20/2022	$(31,375)
Total options written (premium received $49,200)					$(31,375)

(a)  Over-the-counter option. Counterparty is JPM.

For the six months ended April 30, 2022, the average market value for the months where the Fund had options purchased and options written outstanding was $22,184 and $(12,072), respectively.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see the Notes to Schedule of Investments), of inputs used to value the Fund's investments as of April 30, 2022:

Asset Valuation Inputs

	Level 1	Level 2	Level 3(c)	Total
Investments:
Loan Assignments
Electronics—Electrical	$—	$16,855,256	$3,283,663	$20,138,919
Health Care	—	18,698,573	1,967,854	20,666,427
Other Loan Assignments(a)	—	100,698,452	—	100,698,452
Total Loan Assignments	—	136,252,281	5,251,517	141,503,798
U.S. Treasury Obligations	—	574,455,937	—	574,455,937
U.S. Government Agency Securities	—	2,525,314	—	2,525,314
Mortgage-Backed Securities(a)	—	1,149,369,950	—	1,149,369,950
Corporate Bonds(a)	—	1,406,497,208	—	1,406,497,208
Convertible Bonds(a)	—	2,328,397	—	2,328,397
Municipal Notes(a)	—	64,423,999	—	64,423,999
Asset-Backed Securities	—	141,361,033	83,854,004	225,215,037
Foreign Government Securities(a)	—	140,647,871	—	140,647,871
Exchange-Traded Funds	7,290,411	—	—	7,290,411
Investment Companies	2,154,125	—	—	2,154,125
Options Purchased(b)	—	41,345	—	41,345
Short-Term Investments	—	115,641,825	—	115,641,825
Total Investments	$9,444,536	$3,733,545,160	$89,105,521	$3,832,095,217

(a)  The Schedule of Investments provides information on the industry, state/territory or sector categorization as well as a Positions by Country summary.

(b)  The "Purchased option contracts" table under Derivative Instruments provides information on the industry or sector categorization.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

(c)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/2021	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 4/30/2022	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2022
Investments in Securities:
Loan Assignments(d)	$3,218	$2	$15	$(112)	$5,263	$(2,434)	$—	$(700)	$5,252	$(91)
Asset-Backed Securities(e)	—	—	—	(2,517)	750	—	85,621	—	83,854	(2,517)
Total	$3,218	$2	$15	$(2,629)	$6,013	$(2,434)	$85,621	$(700)	$89,106	$(2,608)

(d)  Securities categorized as Level 3 were valued using a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

(e)  Asset-Backed Collateralized Loan Obligations rated below investment grade are generally deemed Level 3 by Management.

The following is a summary, categorized by Level (see the Notes to Schedule of Investments), of inputs used to value the Fund's derivatives as of April 30, 2022:

Other Financial Instruments

	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$44,970,982	$—	$—	$44,970,982
Liabilities	(1,667,261)	—	—	(1,667,261)
Forward FX Contracts(a)
Assets	—	4,389,895	—	4,389,895
Liabilities	—	(2,756,326)	—	(2,756,326)
Bond Forwards(a)
Assets	—	468,353	—	468,353
Swaps
Assets	—	3,334,445	—	3,334,445
Liabilities	—	(22,909,216)	—	(22,909,216)
Written Options
Liabilities	—	(31,375)	—	(31,375)
Total	$43,303,721	$(17,504,224)	$—	$25,799,497

(a)  Futures, forward FX contracts and bond forwards are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited)

Neuberger Berman Income Funds

	CORE BOND FUND	EMERGING MARKETS DEBT FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND
	April 30, 2022	April 30, 2022	April 30, 2022	April 30, 2022	April 30, 2022
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers(a)	$617,899,353	$137,449,549	$574,052,681	$1,189,573,175	$129,598,768
Affiliated issuers(b)	—	—	—	—	—
	$617,899,353	$137,449,549	$574,052,681	$1,189,573,175	$129,598,768
Cash	1,084,925	208,454	2,746,252	—	102,275
Foreign currency(c)	21,939	761,691	—	—	—
Cash collateral segregated for futures contracts (Note A)	433,258	185,149	—	—	—
Cash collateral segregated for centrally cleared swap contracts (Note A)	—	1,843,796	—	—	—
Cash collateral segregated for over-the-counter derivatives (Note A)	—	210,000	—	—	—
Dividends and interest receivable	2,976,778	2,440,516	2,383,398	16,092,852	1,753,743
Receivable for securities sold	23,553,358	309,836	3,418,897	510,725	467,462
Receivable for accumulated variation margin on futures contracts (Note A)	—	395,485	—	—	—
Receivable from Management—net (Note B)	—	13,323	—	—	21,398
Receivable for Fund shares sold	175,021	42,293	909,277	488,276	87
Receivable for bond forward contracts (Note A)	—	—	—	—	—
Receivable for forward foreign currency contracts (Note A)	—	2,321,631	—	—	—
Over-the-counter swap contracts, at value (Note A)	—	96,105	—	—	—
Prepaid expenses and other assets	46,553	21,562	57,920	75,895	15,292
Total Assets	646,191,185	146,299,390	583,568,425	1,206,740,923	131,959,025
Liabilities
Over-the-counter swap contracts, at value (Note A)	—	121,779	165,242	—	—
Cash collateral segregated for over-the-counter derivatives due to broker (Note A)	—	250,000	270,000	—	—
Cash collateral segregated for futures contracts due to broker (Note A)	—	—	—	—	—
Payable to investment manager—net (Note B)	85,266	64,622	163,081	476,595	44,476
Option contracts written, at value(f) (Note A)	—	—	—	—	—
Payable for securities purchased	74,031,523	1,708,911	43,186,832	18,547,678	2,546,462
Payable for Fund shares redeemed	620,880	163,829	410,758	6,277,889	124,243
Payable for accumulated variation margin on futures contracts (Note A)	37,440	—	—	—	—
Payable for forward foreign currency contracts (Note A)	—	1,887,557	—	—	—
Payable for accumulated variation margin on centrally cleared swap contracts (Note A)(d)(e)	—	1,263,106	—	—	—
Payable to administrator—net (Note B)	65,442	—	15,928	149,284	—
Payable to trustees	2,557	2,706	2,652	2,242	2,728
Payable for audit fees	27,286	25,636	29,255	29,255	26,101
Payable for custodian fees	52,801	81,844	128,973	101,304	27,338
Payable for legal fees	25,548	24,500	26,630	40,276	23,711
Interest payable (Note A)	—	—	427	—	—
Distributions payable	454,730	6,209	13,693	831,346	1,756
Payable for unfunded loan commitments (Note A)	—	—	19,852	1,535	—
Accrued capital gains taxes (Note A)	—	15,208	—	—	—
Other accrued expenses and payables	11,693	5,135	—	42,671	1,111
Total Liabilities	75,415,166	5,621,042	44,433,323	26,500,075	2,797,926
Net Assets	$570,776,019	$140,678,348	$539,135,102	$1,180,240,848	$129,161,099
Net Assets consist of:
Paid-in capital	$636,438,296	$193,328,043	$579,980,610	$1,437,707,694	$141,280,133
Total distributable earnings/(losses)	(65,662,277)	(52,649,695)	(40,845,508)	(257,466,846)	(12,119,034)
Net Assets	$570,776,019	$140,678,348	$539,135,102	$1,180,240,848	$129,161,099
Net Assets
Investor Class	$11,404,107	$—	$—	$64,746,169	$—
Trust Class	—	—	—	—	—
Institutional Class	534,652,255	139,436,696	517,459,024	898,180,498	127,942,409
Class A	21,048,045	415,738	13,963,422	13,889,649	1,092,862
Class C	933,687	825,914	7,712,656	4,014,848	125,828
Class R3	—	—	—	1,456,512	—
Class R6	2,737,925	—	—	181,516,946	—
Class E	—	—	—	16,436,226	—
See Notes to Financial Statements

	MUNICIPAL IMPACT FUND	MUNICIPAL INTERMEDIATE BOND FUND	SHORT DURATION BOND FUND	STRATEGIC INCOME FUND
	April 30, 2022	April 30, 2022	April 30, 2022	April 30, 2022
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers(a)	$81,767,397	$196,418,579	$143,129,486	$3,829,941,092
Affiliated issuers(b)	—	—	—	2,154,125
	$81,767,397	$196,418,579	$143,129,486	$3,832,095,217
Cash	577,551	839,238	444,990	1,554,142
Foreign currency(c)	—	—	—	2,527,723
Cash collateral segregated for futures contracts (Note A)	—	—	—	—
Cash collateral segregated for centrally cleared swap contracts (Note A)	—	—	—	17,007,196
Cash collateral segregated for over-the-counter derivatives (Note A)	—	—	—	14,410,000
Dividends and interest receivable	921,709	2,394,091	639,727	27,494,384
Receivable for securities sold	—	445,750	101,690	51,912,478
Receivable for accumulated variation margin on futures contracts (Note A)	—	—	664,414	43,303,721
Receivable from Management—net (Note B)	20,502	—	6,826	—
Receivable for Fund shares sold	253	65,461	89,507	4,661,571
Receivable for bond forward contracts (Note A)	—	—	—	468,353
Receivable for forward foreign currency contracts (Note A)	—	—	—	4,389,895
Over-the-counter swap contracts, at value (Note A)	—	—	—	—
Prepaid expenses and other assets	24,812	36,965	56,592	94,855
Total Assets	83,312,224	200,200,084	145,133,232	3,999,919,535
Liabilities
Over-the-counter swap contracts, at value (Note A)	—	—	35,195	18,022,495
Cash collateral segregated for over-the-counter derivatives due to broker (Note A)	—	—	—	2,760,000
Cash collateral segregated for futures contracts due to broker (Note A)	—	—	84,498	40,096,402
Payable to investment manager—net (Note B)	17,333	23,561	20,664	1,008,400
Option contracts written, at value(f) (Note A)	—	—	—	31,375
Payable for securities purchased	—	791,935	542,932	878,783,360
Payable for Fund shares redeemed	88,726	644,158	110,249	5,759,177
Payable for accumulated variation margin on futures contracts (Note A)	—	—	—	—
Payable for forward foreign currency contracts (Note A)	—	—	—	2,756,326
Payable for accumulated variation margin on centrally cleared swap contracts (Note A)(d)(e)	—	—	—	1,552,276
Payable to administrator—net (Note B)	—	2,216	—	457,354
Payable to trustees	2,751	2,695	2,738	1,605
Payable for audit fees	26,101	26,101	26,286	29,117
Payable for custodian fees	24,219	30,830	27,914	248,096
Payable for legal fees	23,711	25,604	25,305	36,294
Interest payable (Note A)	—	—	—	—
Distributions payable	9,545	49,068	2,812	2,342,085
Payable for unfunded loan commitments (Note A)	—	—	—	9,523
Accrued capital gains taxes (Note A)	—	—	—	27,742
Other accrued expenses and payables	9,173	5,541	6,085	77,767
Total Liabilities	201,559	1,601,709	884,678	953,999,394
Net Assets	$83,110,665	$198,598,375	$144,248,554	$3,045,920,141
Net Assets consist of:
Paid-in capital	$87,981,465	$210,676,855	$158,889,600	$3,381,126,839
Total distributable earnings/(losses)	(4,870,800)	(12,078,480)	(14,641,046)	(335,206,698)
Net Assets	$83,110,665	$198,598,375	$144,248,554	$3,045,920,141
Net Assets
Investor Class	$—	$10,442,779	$17,872,195	$—
Trust Class	—	—	2,517,247	8,265,778
Institutional Class	82,968,329	185,075,152	120,417,702	2,455,844,965
Class A	118,372	1,759,245	1,897,054	108,662,222
Class C	23,964	1,321,199	1,544,356	54,543,694
Class R3	—	—	—	—
Class R6	—	—	—	418,603,482
Class E	—	—	—	—

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Income Funds (cont'd)

	CORE BOND FUND	EMERGING MARKETS DEBT FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND
	April 30, 2022	April 30, 2022	April 30, 2022	April 30, 2022	April 30, 2022
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	1,205,214	—	—	8,224,266	—
Trust Class	—	—	—	—	—
Institutional Class	56,387,793	20,126,117	53,936,860	113,954,789	13,248,436
Class A	2,227,582	60,082	1,455,073	1,764,583	113,247
Class C	98,703	119,353	804,239	509,058	13,018
Class R3	—	—	—	184,846	—
Class R6	288,715	—	—	23,000,768	—
Class E	—	—	—	2.084,237	—
Net Asset Value, offering and redemption price per share
Investor Class	$9.46	$—	$—	$7.87	$—
Trust Class	—	—	—	—	—
Institutional Class	9.48	6.93	9.59	7.88	9.66
Class R3	—	—	—	7.88	—
Class R6	9.48	—	—	7.89	—
Class E	—	—	—	7.89	—
Net Asset Value and redemption price per share
Class A	$9.45	$6.92	$9.60	$7.87	$9.65
Offering Price per share
Class A‡	$9.87	$7.23	$10.03	$8.22	$10.08
Net Asset Value and offering price per share
Class C^	$9.46	$6.92	$9.59	$7.89	$9.67
*Cost of Investments:
(a) Unaffiliated issuers	$669,260,333	$163,148,882	$582,321,771	$1,285,666,585	$141,052,230
(b) Affiliated issuers	—	—	—	—	—
Total cost of investments	$669,260,333	$163,148,882	$582,321,771	$1,285,666,585	$141,052,230
(c) Total cost of foreign currency	$20,824	$795,767	$—	$—	$—
(d) Unamortized upfront receipts on centrally cleared swap contracts	$—	$—	$—	$—	$—
(e) Unamortized upfront payments on centrally cleared swap contracts	$—	$287,210	$—	$—	$—
(f) Premium received from option contracts written	$—	$—	$—	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

	MUNICIPAL IMPACT FUND	MUNICIPAL INTERMEDIATE BOND FUND	SHORT DURATION BOND FUND	STRATEGIC INCOME FUND
	April 30, 2022	April 30, 2022	April 30, 2022	April 30, 2022
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	953,171	2,449,125	—
Trust Class	—	—	361,864	814,556
Institutional Class	5,123,415	16,909,006	16,509,896	241,924,639
Class A	7,306	160,885	272,935	10,693,475
Class C	1,479	120,739	222,022	5,373,500
Class R3	—	—	—	—
Class R6	—	—	—	41,275,413
Class E	—	—	—	—
Net Asset Value, offering and redemption price per share
Investor Class	$—	$10.96	$7.30	$—
Trust Class	—	—	6.96	10.15
Institutional Class	16.19	10.95	7.29	10.15
Class R3	—	—	—	—
Class R6	—	—	—	10.14
Class E	—	—	—	—
Net Asset Value and redemption price per share
Class A	$16.20	$10.93	$6.95	$10.16
Offering Price per share
Class A‡	$16.92	$11.42	$7.13	$10.61
Net Asset Value and offering price per share
Class C^	$16.20	$10.94	$6.96	$10.15
*Cost of Investments:
(a) Unaffiliated issuers	$86,643,451	$207,612,762	$150,530,741	$4,151,453,431
(b) Affiliated issuers	—	—	—	2,363,561
Total cost of investments	$86,643,451	$207,612,762	$150,530,741	$4,153,816,992
(c) Total cost of foreign currency	$—	$—	$—	$2,609,043
(d) Unamortized upfront receipts on centrally cleared swap contracts	$—	$—	$—	$(3,526,269)
(e) Unamortized upfront payments on centrally cleared swap contracts	$—	$—	$—	$3,026,292
(f) Premium received from option contracts written	$—	$—	$—	$49,200

Statements of Operations (Unaudited)

Neuberger Berman Income Funds

	CORE BOND FUND	EMERGING MARKETS DEBT FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND
	For the Six Months Ended April 30, 2022	For the Six Months Ended April 30, 2022	For the Six Months Ended April 30, 2022	For the Six Months Ended April 30, 2022	For the Six Months Ended April 30, 2022
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$—	$—	$124	$—	$65,502
Dividend income—affiliated issuers (Note F)	—	—	—	—	—
Interest and other income—unaffiliated issuers	6,851,824	5,379,218	9,453,080	37,991,765	2,200,744
Income from securities loaned—net	—	1,199	—	224,590	—
Foreign taxes withheld	(272)	(27,036)	—	—	—
Total income	$6,851,552	$5,353,381	$9,453,204	$38,216,355	$2,266,246
Expenses:
Investment management fees (Note B)	541,474	526,962	839,827	3,396,738	287,405
Administration fees (Note B):
Investor Class	16,995	—	—	93,816	—
Trust Class	—	—	—	—	—
Institutional Class	420,955	142,937	301,240	776,938	106,811
Class A	29,749	585	15,244	22,110	1,542
Class C	1,608	818	9,407	6,156	196
Class R3	—	—	—	2,249	—
Class R6	1,137	—	—	69,266	—
Distribution fees (Note B):
Investor Class	15,736	—	—	—	—
Trust Class	—	—	—	—	—
Class A	27,545	541	14,115	20,472	1,428
Class C	5,956	3,029	34,841	22,800	725
Class R3	—	—	—	4,165	—
Shareholder servicing agent fees:
Investor Class	7,397	—	—	15,220	—
Trust Class	—	—	—	—	—
Institutional Class	4,543	803	1,160	4,095	790
Class A	493	331	990	1,558	660
Class C	156	106	266	489	468
Class R3	—	—	—	242	—
Class R6	155	—	—	1,083	—
Class E	—	—	—	3	—
Audit fees	27,286	26,386	29,255	29,255	26,101
Custodian and accounting fees	83,793	125,692	216,074	139,948	41,212
Insurance	7,585	2,637	3,276	20,653	1,642
Legal fees	28,002	26,976	29,263	43,026	26,344
Registration and filing fees	50,304	28,176	39,017	64,541	26,544
Repayment to Management of expenses previously assumed by Management (Note B)	—	—	—	3,965	—
Shareholder reports	5,115	4,125	5,766	68,852	2,605
Trustees' fees and expenses	22,310	22,305	22,307	22,321	22,305
Interest	187	4,319	3,109	3,293	1,311
Miscellaneous and other fees (Note A)	16,432	7,523	13,511	39,287	5,746
Total expenses	1,314,913	924,251	1,578,668	4,872,541	553,835
Expenses reimbursed by Management (Note B)	(88,994)	(166,105)	(247,787)	—	(188,689)
Investment management fees waived (Note A)	—	—	—	(24,645)	—
Total net expenses	1,225,919	758,146	1,330,881	4,847,896	365,146
Net investment income/(loss)	$5,625,633	$4,595,235	$8,122,323	$33,368,459	$1,901,100

See Notes to Financial Statements

	MUNICIPAL IMPACT FUND	MUNICIPAL INTERMEDIATE BOND FUND	SHORT DURATION BOND FUND	STRATEGIC INCOME FUND
	For the Six Months Ended April 30, 2022	For the Six Months Ended April 30, 2022	For the Six Months Ended April 30, 2022	For the Six Months Ended April 30, 2022
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$—	$—	$64,270	$59,511
Dividend income—affiliated issuers (Note F)	—	—	—	63,534
Interest and other income—unaffiliated issuers	848,267	2,480,732	1,956,818	55,711,521
Income from securities loaned—net	—	—	7,446	111,531
Foreign taxes withheld	—	—	—	(52,454)
Total income	$848,267	$2,480,732	$2,028,534	$55,893,643
Expenses:
Investment management fees (Note B)	106,844	156,722	123,740	6,309,374
Administration fees (Note B):
Investor Class	—	15,328	25,474	—
Trust Class	—	—	6,741	17,948
Institutional Class	63,993	156,793	90,330	1,898,087
Class A	169	2,637	2,638	161,898
Class C	34	2,056	2,182	83,332
Class R3	—	—	—	—
Class R6	—	—	—	108,319
Distribution fees (Note B):
Investor Class	—	—	—	—
Trust Class	—	—	—	4,487
Class A	156	2,442	2,443	149,906
Class C	127	7,614	8,080	308,639
Class R3	—	—	—	—
Shareholder servicing agent fees:
Investor Class	—	3,678	10,147	—
Trust Class	—	—	427	1,877
Institutional Class	16,613	1,022	372	7,109
Class A	479	544	211	6,066
Class C	437	514	143	1,429
Class R3	—	—	—	—
Class R6	—	—	—	2,087
Class E	—	—	—	—
Audit fees	27,102	26,101	27,286	30,867
Custodian and accounting fees	36,659	46,297	44,150	364,099
Insurance	854	3,165	1,147	40,105
Legal fees	26,344	28,080	32,144	23,522
Registration and filing fees	26,128	34,640	50,899	89,154
Repayment to Management of expenses previously assumed by Management (Note B)	—	—	—	10,946
Shareholder reports	750	3,446	4,313	60,113
Trustees' fees and expenses	22,305	22,306	22,305	22,339
Interest	—	—	—	26,029
Miscellaneous and other fees (Note A)	4,432	8,228	6,134	75,919
Total expenses	333,426	521,613	461,306	9,803,651
Expenses reimbursed by Management (Note B)	(148,293)	(162,519)	(176,378)	(44,304)
Investment management fees waived (Note A)	—	—	—	(8,742)
Total net expenses	185,133	359,094	284,928	9,750,605
Net investment income/(loss)	$663,134	$2,121,638	$1,743,606	$46,143,038

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Income Funds (cont'd)

	CORE BOND FUND	EMERGING MARKETS DEBT FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND
	For the Six Months Ended April 30, 2022	For the Six Months Ended April 30, 2022	For the Six Months Ended April 30, 2022	For the Six Months Ended April 30, 2022	For the Six Months Ended April 30, 2022
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	(11,721,099)	(8,324,737)*	226,869	(11,268,324)	(31,930)
Settlement of bond forward contracts	—	—	—	—	—
Settlement of forward foreign currency contracts	—	(1,594,275)	—	—	—
Settlement of foreign currency transactions	—	(128,318)	—	—	—
Expiration or closing of futures contracts	942,961	148,787	—	—	—
Expiration or closing of option contracts written	—	—	—	—	—
Expiration or closing of swap contracts	—	(1,826,231)	(1,187,931)	(1,090,981)	—
Change in net unrealized appreciation/ (depreciation) in value of:
Investment securities of unaffiliated issuers	(55,865,485)	(20,350,010)**	(8,968,110)	(120,046,291)	(15,970,078)
Investment securities of affiliated issuers	—	—	—	—	—
Unfunded loan commitments	—	—	(38,599)	(4,704)	—
Forward foreign currency contracts	—	810,194	—	—	—
Bond forward contracts	—	—	—	—	—
Foreign currency translations	(1,419)	77,204	—	—	—
Futures contracts	343,636	276,065	—	—	—
Option contracts written	—	—	—	—	—
Swap contracts	—	(262,371)	(156,312)	164,003	—
Net gain/(loss) on investments	(66,301,406)	(31,173,692)	(10,124,083)	(132,246,297)	(16,002,008)
Net increase/(decrease) in net assets resulting from operations	$(60,675,773)	$(26,578,457)	$(2,001,760)	$(98,877,838)	$(14,100,908)

*  Net of foreign capital gains tax of $14,431 for Emerging Markets Debt and $5,336 for Strategic Income.

**  Change in accrued foreign capital gains tax amounted to $32,282 Emerging Markets Debt and $60,112 for Strategic Income.

See Notes to Financial Statements

	MUNICIPAL IMPACT FUND	MUNICIPAL INTERMEDIATE BOND FUND	SHORT DURATION BOND FUND	STRATEGIC INCOME FUND
	For the Six Months Ended April 30, 2022	For the Six Months Ended April 30, 2022	For the Six Months Ended April 30, 2022	For the Six Months Ended April 30, 2022
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	8,816	(465,855)	(786,464)	(61,881,639)*
Settlement of bond forward contracts	—	—	—	(1,799,208)
Settlement of forward foreign currency contracts	—	—	—	6,482,895
Settlement of foreign currency transactions	—	—	—	(707,617)
Expiration or closing of futures contracts	—	—	(368,658)	64,340,160
Expiration or closing of option contracts written	—	—	—	40,800
Expiration or closing of swap contracts	—	—	(629,595)	(7,346,714)
Change in net unrealized appreciation/ (depreciation) in value of:
Investment securities of unaffiliated issuers	(7,600,693)	(19,275,105)	(7,106,138)	(300,855,030)**
Investment securities of affiliated issuers	—	—	—	(276,756)
Unfunded loan commitments	—	—	—	(13,702)
Forward foreign currency contracts	—	—	—	1,224,169
Bond forward contracts	—	—	—	446,767
Foreign currency translations	—	—	—	1,030,350
Futures contracts	—	—	657,920	28,040,109
Option contracts written	—	—	—	17,825
Swap contracts	—	—	(35,195)	(18,764,369)
Net gain/(loss) on investments	(7,591,877)	(19,740,960)	(8,268,130)	(290,021,960)
Net increase/(decrease) in net assets resulting from operations	$(6,928,743)	$(17,619,322)	$(6,524,524)	$(243,878,922)

Statements of Changes in Net Assets

Neuberger Berman Income Funds

	CORE BOND FUND		EMERGING MARKETS DEBT FUND		FLOATING RATE INCOME FUND
	Six Months Ended April 30, 2022 (Unaudited)	Fiscal Year Ended October 31, 2021	Six Months Ended April 30, 2022 (Unaudited)	Fiscal Year Ended October 31, 2021	Six Months Ended April 30, 2022 (Unaudited)	Fiscal Year Ended October 31, 2021
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$5,625,633	$8,732,821	$4,595,235	$8,139,850	$8,122,323	$9,278,361
Net realized gain/(loss) on investments	(10,778,138)	6,521,444	(11,724,774)	(440,711)	(962,349)	1,363,343
Change in net unrealized appreciation/ (depreciation) of investments	(55,523,268)	(8,803,556)	(19,448,918)	(3,431,842)	(9,161,734)	6,129,589
Net increase/(decrease) in net assets resulting from operations	(60,675,773)	6,450,709	(26,578,457)	4,267,297	(2,001,760)	16,771,293
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	(137,320)	(523,578)	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	(7,262,279)	(21,048,057)	(4,611,022)	(8,014,154)	(7,531,089)	(8,825,677)
Class A	(241,813)	(889,529)	(9,731)	(41,020)	(190,760)	(279,549)
Class C	(8,472)	(56,893)	(11,383)	(18,660)	(91,890)	(142,504)
Class R3	—	—	—	—	—	—
Class R6	(59,112)	(171,120)	—	—	—	—
Class E	—	—	—	—	—	—
Total distributions to shareholders	(7,708,996)	(22,689,177)	(4,632,136)	(8,073,834)	(7,813,739)	(9,247,730)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	284,516	2,191,739	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	87,708,693	231,730,382	35,844,670	88,833,594	251,976,476	214,136,975
Class A	3,657,631	7,609,929	95,614	420,222	8,178,387	6,746,170
Class C	87,519	162,374	300,000	218,415	2,179,673	2,081,896
Class R3	—	—	—	—	—	—
Class R6	1,538,885	4,967,388	—	—	—	—
Class E	—	—	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	124,244	487,459	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	4,776,801	13,834,712	4,479,089	7,973,171	7,503,893	8,772,553
Class A	197,083	736,588	8,501	38,674	138,304	192,439
Class C	6,819	41,896	10,969	17,845	89,784	136,302
Class R3	—	—	—	—	—	—
Class R6	24,996	112,076	—	—	—	—
Class E	—	—	—	—	—	—
Payments for shares redeemed:
Investor Class	(1,299,762)	(2,693,129)	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	(72,022,307)	(126,047,500)	(92,698,408)	(23,145,906)	(73,955,450)	(37,944,099)
Class A	(2,842,000)	(8,098,960)	(117,176)	(1,315,758)	(4,742,592)	(3,630,803)
Class C	(422,076)	(823,833)	(6,657)	(141,080)	(582,017)	(1,897,532)
Class R3	—	—	—	—	—	—
Class R6	(5,591,729)	(837,404)	—	—	—	—
Class E	—	—	—	—	—	—
Net increase/(decrease) from Fund share transactions	16,229,313	123,373,717	(52,083,398)	72,899,177	190,786,458	188,593,901
Net Increase/(Decrease) in Net Assets	(52,155,456)	107,135,249	(83,293,991)	69,092,640	180,970,959	196,117,464
Net Assets:
Beginning of period	622,931,475	515,796,226	223,972,339	154,879,699	358,164,143	162,046,679
End of period	$570,776,019	$622,931,475	$140,678,348	$223,972,339	$539,135,102	$358,164,143

See Notes to Financial Statements

	HIGH INCOME BOND FUND		MUNICIPAL HIGH INCOME FUND		MUNICIPAL IMPACT FUND
	Six Months Ended April 30, 2022 (Unaudited)	Fiscal Year Ended October 31, 2021	Six Months Ended April 30, 2022 (Unaudited)	Fiscal Year Ended October 31, 2021	Six Months Ended April 30, 2022 (Unaudited)	Fiscal Year Ended October 31, 2021
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$33,368,459	$77,176,597	$1,901,100	$3,533,794	$663,134	$1,137,903
Net realized gain/(loss) on investments	(12,359,305)	67,621,732	(31,930)	1,869,579	8,816	191,792
Change in net unrealized appreciation/ (depreciation) of investments	(119,886,992)	1,017,384	(15,970,078)	3,528,839	(7,600,693)	(462,305)
Net increase/(decrease) in net assets resulting from operations	(98,877,838)	145,815,713	(14,100,908)	8,932,212	(6,928,743)	867,390
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	(1,614,694)	(3,643,542)	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	(24,857,215)	(55,402,533)	(1,942,842)	(3,556,555)	(839,217)	(1,402,410)
Class A	(353,087)	(861,818)	(13,489)	(26,891)	(1,000)	(1,478)
Class C	(83,490)	(200,401)	(1,162)	(3,346)	(108)	(308)
Class R3	(34,621)	(77,805)	—	—	—	—
Class R6	(6,693,062)	(18,328,192)	—	—	—	—
Class E	(288,078)	—	—	—	—	—
Total distributions to shareholders	(33,924,247)	(78,514,291)	(1,957,493)	(3,586,792)	(840,325)	(1,404,196)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	4,525,671	5,112,614	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	160,151,201	262,577,245	15,126,138	41,283,497	12,944,630	27,313,869
Class A	38,966,234	46,655,103	186,966	1,067,802	51	56,514
Class C	72,168	206,275	20,000	50,000	—	—
Class R3	66,444	361,980	—	—	—	—
Class R6	39,342,895	123,810,045	—	—	—	—
Class E	18,423,612	—	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	1,551,624	3,492,345	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	20,189,307	46,084,556	1,937,438	3,550,361	777,616	1,307,354
Class A	242,142	621,426	9,439	18,575	797	1,023
Class C	72,594	172,256	918	2,883	—	52
Class R3	34,617	77,523	—	—	—	—
Class R6	5,923,314	17,466,810	—	—	—	—
Class E	288,078	—	—	—	—	—
Payments for shares redeemed:
Investor Class	(8,324,039)	(14,726,679)	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	(302,761,585)	(386,195,865)	(18,340,144)	(22,917,062)	(6,829,818)	(7,000,804)
Class A	(41,082,008)	(49,172,383)	(30,878)	(949,984)	(2,166)	(5,873)
Class C	(657,826)	(1,521,979)	(94,745)	(193,549)	—	(9,924)
Class R3	(272,747)	(510,835)	—	—	—	—
Class R6	(226,059,419)	(72,925,247)	—	—	—	—
Class E	(790,298)	—	—	—	—	—
Net increase/(decrease) from Fund share transactions	(290,098,021)	(18,414,810)	(1,184,868)	21,912,523	6,891,110	21,662,211
Net Increase/(Decrease) in Net Assets	(422,900,106)	48,886,612	(17,243,269)	27,257,943	(877,958)	21,125,405
Net Assets:
Beginning of period	1,603,140,954	1,554,254,342	146,404,368	119,146,425	83,988,623	62,863,218
End of period	$1,180,240,848	$1,603,140,954	$129,161,099	$146,404,368	$83,110,665	$83,988,623

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Income Funds (cont'd)

	MUNICIPAL INTERMEDIATE BOND FUND		SHORT DURATION BOND FUND
	Six Months Ended April 30, 2022 (Unaudited)	Fiscal Year Ended October 31, 2021	Six Months Ended April 30, 2022 (Unaudited)	Fiscal Year Ended October 31, 2021
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$2,121,638	$4,397,006	$1,743,606	$2,187,570
Net realized gain/(loss) on investments	(465,855)	1,617,047	(1,784,717)	850,988
Change in net unrealized appreciation/ (depreciation) of investments	(19,275,105)	769,110	(6,483,413)	(442,770)
Net increase/(decrease) in net assets resulting from operations	(17,619,322)	6,783,163	(6,524,524)	2,595,788
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	(177,674)	(271,885)	(289,709)	(586,880)
Trust Class	—	—	(39,996)	(76,663)
Institutional Class	(3,438,550)	(5,092,636)	(1,953,117)	(1,929,967)
Class A	(28,299)	(47,696)	(28,368)	(51,884)
Class C	(16,444)	(22,399)	(17,287)	(34,118)
Class R3	—	—	—	—
Class R6	—	—	—	—
Class E	—	—	—	—
Total distributions to shareholders	(3,660,967)	(5,434,616)	(2,328,477)	(2,679,512)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	251,356	883,142	579,118	1,135,706
Trust Class	—	—	92,771	1,467,377
Institutional Class	12,580,507	35,258,991	68,299,646	59,635,657
Class A	143,807	342,439	67,432	855,767
Class C	79,890	173,626	283,975	407,174
Class R3	—	—	—	—
Class R6	—	—	—	—
Class E	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	153,647	227,734	277,393	561,742
Trust Class	—	—	39,971	76,415
Institutional Class	2,751,646	1,477,235	1,952,585	1,925,130
Class A	12,389	23,251	23,725	43,709
Class C	12,515	17,769	17,127	33,823
Class R3	—	—	—	—
Class R6	—	—	—	—
Class E	—	—	—	—
Payments for shares redeemed:
Investor Class	(1,005,425)	(1,573,568)	(1,517,929)	(2,572,652)
Trust Class	—	—	(462,073)	(1,199,388)
Institutional Class	(34,834,015)	(20,731,129)	(32,399,712)	(27,186,297)
Class A	(252,132)	(942,859)	(127,206)	(358,386)
Class C	(233,869)	(564,406)	(210,424)	(970,572)
Class R3	—	—	—	—
Class R6	—	—	—	—
Class E	—	—	—	—
Net increase/(decrease) from Fund share transactions	(20,339,684)	14,592,225	36,916,399	33,855,205
Net Increase/(Decrease) in Net Assets	(41,619,973)	15,940,772	28,063,398	33,771,481
Net Assets:
Beginning of period	240,218,348	224,277,576	116,185,156	82,413,675
End of period	$198,598,375	$240,218,348	$144,248,554	$116,185,156

See Notes to Financial Statements

	STRATEGIC INCOME FUND
	Six Months Ended April 30, 2022 (Unaudited)	Fiscal Year Ended October 31, 2021
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$46,143,038	$96,429,578
Net realized gain/(loss) on investments	(871,323)	165,462,249
Change in net unrealized appreciation/ (depreciation) of investments	(289,150,637)	(22,628,285)
Net increase/(decrease) in net assets resulting from operations	(243,878,922)	239,263,542
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	—	—
Trust Class	(352,411)	(368,558)
Institutional Class	(102,649,295)	(101,609,902)
Class A	(4,563,331)	(4,935,557)
Class C	(2,213,221)	(2,187,606)
Class R3	—	—
Class R6	(17,892,457)	(17,230,550)
Class E	—	—
Total distributions to shareholders	(127,670,715)	(126,332,173)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—
Trust Class	129,453	580,952
Institutional Class	655,496,943	823,251,650
Class A	18,997,706	43,486,116
Class C	3,347,294	10,686,062
Class R3	—	—
Class R6	45,784,195	124,512,130
Class E	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—
Trust Class	342,848	357,144
Institutional Class	81,777,224	82,763,270
Class A	2,994,245	3,101,553
Class C	1,960,774	1,952,771
Class R3	—	—
Class R6	17,821,214	17,216,154
Class E	—	—
Payments for shares redeemed:
Investor Class	—	—
Trust Class	(719,728)	(1,322,540)
Institutional Class	(542,825,694)	(664,728,371)
Class A	(32,760,779)	(44,413,642)
Class C	(10,824,642)	(21,796,596)
Class R3	—	—
Class R6	(33,372,671)	(47,752,308)
Class E	—	—
Net increase/(decrease) from Fund share transactions	208,148,382	327,894,345
Net Increase/(Decrease) in Net Assets	(163,401,255)	440,825,714
Net Assets:
Beginning of period	3,209,321,396	2,768,495,682
End of period	$3,045,920,141	$3,209,321,396

Notes to Financial Statements Income Funds (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Income Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Each of Neuberger Berman Core Bond Fund ("Core Bond"), Neuberger Berman Emerging Markets Debt Fund ("Emerging Markets Debt"), Neuberger Berman Floating Rate Income Fund ("Floating Rate Income"), Neuberger Berman High Income Bond Fund ("High Income"), Neuberger Berman Municipal High Income Fund ("Municipal High Income"), Neuberger Berman Municipal Impact Fund ("Municipal Impact"), Neuberger Berman Municipal Intermediate Bond Fund ("Municipal Intermediate Bond"), Neuberger Berman Short Duration Bond Fund ("Short Duration") and Neuberger Berman Strategic Income Fund ("Strategic Income") (each individually a "Fund," and collectively, the "Funds") is a separate operating series of the Trust. Each Fund is diversified. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund (Emerging Markets Debt became diversified in March 2022). Municipal Impact became diversified in June 2018 in connection with its investment strategy change. Four Funds offer Investor Class shares, two offer Trust Class shares, nine offer Institutional Class shares, nine offer Class A shares, nine offer Class C shares, one offers Class R3 shares, three offer Class R6 shares and one offers Class E shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other series of the Trust.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of the Funds are carried at the value that Management believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments in equity securities and exchange-traded funds ("ETFs"), for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Funds' investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Funds:

Corporate Bonds. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yield curves, reported trades, broker-dealer quotes, issuer spreads, comparable securities, and reference data, such as market research publications, when available ("Other Market Information").

Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, conversion rates, credit specific details, relevant listed bond and preferred stock prices and Other Market Information.

U.S. Treasury Obligations. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

U.S. Government Agency Securities. Inputs used to value U.S. Government Agency securities generally include obtaining benchmark quotes and Other Market Information.

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

Collateralized Loan Obligations (CLOs): The value of collateralized loan obligations is primarily determined by cash flow data, relevant loan pricing data and market color, and research from market participants and trading desks (Level 2 or 3 inputs).

High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.

Municipal Debt Securities. Inputs used to value municipal debt securities include current trades, bid-wanted lists (which informs the market that a holder is interested in selling a position and that offers will be considered), offerings, general information on market movement, direction, trends, and specific data on specialty issues.

Emerging Markets Debt and Foreign Government Securities. Inputs used to value emerging markets debt and foreign government securities generally include dealer quotes, bond market activity, discounted cash flow models, and other relevant information such as credit spreads, benchmark curves and Other Market Information.

The value of forward foreign currency contracts ("forward FX contracts") is determined by Management by obtaining valuations from independent pricing services based on actual traded currency rates on independent pricing services' networks, along with other traded and quoted currency rates provided to the pricing services by leading market participants (Level 2 inputs).

The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of futures contracts is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of bond forward contracts ("bond forwards") is determined by Management by obtaining valuations from independent pricing services using a model that considers the current price of the underlying bond and the forward curve (Level 2 inputs).

The value of interest rate swaps is determined by Management primarily by obtaining valuations from independent pricing services based on references to the underlying rates including the local overnight index swap rate and the respective interbank offered forward rate to produce the daily price. The present value is calculated based off of expected cash flows based on swap parameters along with reference to the underlying yield curve and reference rate (Level 2 inputs).

The value of inflation swaps is determined by Management primarily by obtaining valuations from independent pricing services based on references to the underlying inflation rates including forward inflation expectation rate and the respective interbank offered forward rate to produce the daily price. The present value is calculated based off of expected cash flows based on swap parameters along with reference to the underlying forward inflation curve and reference rate (Level 2 inputs).

The value of credit default swaps is determined by Management by obtaining valuations from independent pricing services using a model that considers a number of factors, which may include default probabilities, credit curves, recovery rates and cash flows (Level 2 inputs).

The value of total return swaps is determined by Management by obtaining valuations from independent pricing services using the underlying asset and stated benchmark interest rate (Level 2 inputs).

Option contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by independent pricing services who use a series of techniques including simulated pricing models and/or curve fitting (bootstrapping), which aids in determining the present value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, volatility surfaces, and exchange rates (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies with a readily determinable fair value are valued using the respective fund's daily calculated net asset value ("NAV") per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Inputs and assumptions considered in determining the fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of the security; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer and/or analysts; an analysis of the company's or issuer's financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of ICE Data Services ("ICE") to evaluate the prices of foreign debt securities as of the time as of which a Fund's share price is calculated. ICE utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which a Fund's share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the absence of precise information about the market values of these foreign securities as of the time as of which a Fund's share price is calculated, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

In December 2020, the Securities and Exchange Commission ("SEC") adopted Rule 2a-5 under the 1940 Act, which establishes requirements for determining fair value in good faith for purposes of the 1940 Act, including related oversight and reporting requirements. The rule also defines when market quotations are "readily available" for purposes of the 1940 Act, which is the threshold for determining whether a fund must fair value a security. The rule became effective on March 8, 2021, however, the SEC adopted an eighteen-month transition period beginning from the effective date. Management is currently evaluating the rule.

3  Foreign currency translations: Core Bond, Emerging Markets Debt, Floating Rate Income, High Income, Short Duration and Strategic Income may invest in foreign securities denominated in foreign currencies. The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as a Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlement of class action litigation(s) in which certain of the Funds participated as a class member. The amount of such proceeds for the six months ended April 30, 2022, were $13 and $24 for Short Duration and Strategic Income, respectively.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

ASC 740 "Income Taxes" sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of April 30, 2022, the Funds did not have any unrecognized tax positions.

For federal income tax purposes, the estimated cost and unrealized appreciation/(depreciation) in value of investments held at April 30, 2022 were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Core Bond	$670,185,724	$894,768	$52,840,036	$(51,945,268)
Emerging Markets Debt	165,204,930	3,438,120	30,185,418	(26,747,298)
Floating Rate Income	582,421,453	1,046,513	9,591,449	(8,544,936)
High Income	1,287,166,510	6,265,477	103,855,642	(97,590,165)
Municipal High Income	141,462,364	1,107,433	12,971,029	(11,863,596)
Municipal Intermediate Bond	207,612,762	969,100	12,163,283	(11,194,183)
Municipal Impact	86,645,963	285,014	5,163,580	(4,878,566)
Short Duration	150,753,627	1,155,475	8,150,397	(6,994,922)
Strategic Income	4,159,598,771	60,468,676	361,951,670	(301,482,994)

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Funds. For the year ended October 31, 2021, the Funds recorded permanent reclassifications primarily related to one or more of the following: prior year true up adjustments, non deductible excise taxes and deemed distributions on shareholder redemptions. For the year ended October 31, 2021, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Total Distributable Earnings/(Losses)
Core Bond	$—	$—
Emerging Markets Debt	—	—
Floating Rate Income	—	—
High Income	—	—
Municipal High Income	—	—
Municipal Impact	17,309	(17,309)
Municipal Intermediate Bond	(4)	4
Short Duration	59,696	(59,696)
Strategic Income	4,604,031	(4,604,031)

The tax character of distributions paid during the years ended October 31, 2021, and October 31, 2020, was as follows:

	Distributions Paid From:
	Ordinary Income		Tax-Exempt Income		Long-Term Capital Gain		Return of Capital		Total
	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020
Core Bond	$22,689,177	$13,285,787	$—	$—	$—	$—	$—	$—	$22,689,177	$13,285,787
Emerging Markets Debt	8,073,834	2,415,513	—	—	—	—	—	4,758,273	8,073,834	7,173,786
Floating Rate Income	9,247,730	8,058,568	—	—	—	—	—	38,085	9,247,730	8,096,653
High Income	78,514,291	101,382,281	—	—	—	—	—	—	78,514,291	101,382,281
Municipal High Income	38,830	4,963	3,547,962	3,679,624	—	—	—	—	3,586,792	3,684,587
Municipal Impact	6,863	3,586	1,133,919	1,148,099	263,414	282,020	—	—	1,404,196	1,433,705
Municipal Intermediate Bond	206,895	439	4,370,188	4,432,437	857,533	576,870	—	—	5,434,616	5,009,746
Short Duration	2,679,512	2,619,536	—	—	—	—	—	—	2,679,512	2,619,536
Strategic Income	126,332,173	109,711,526	—	—	—	—	—	—	126,332,173	109,711,526

As of October 31, 2021, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income/(Loss)	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Core Bond	$355,778	$—	$—	$3,581,649	$(803,539)	$(411,396)	$2,722,492
Emerging Markets Debt	200,820	—	—	(8,893,322)	(12,717,279)	(29,321)	(21,439,102)
Floating Rate Income	7,707	—	—	618,085	(31,591,982)	(63,819)	(31,030,009)
High Income	241,402	—	—	22,456,126	(146,507,111)	(855,178)	(124,664,761)
Municipal High Income	—	319,188	—	4,045,205	(411,642)	(13,384)	3,939,367
Municipal Impact	129,820	9,238	44,470	2,722,127	—	(7,387)	2,898,268
Municipal Intermediate Bond	434,360	—	976,197	8,080,922	—	(289,670)	9,201,809
Short Duration	266,082	—	—	(518,003)	(5,533,797)	(2,327)	(5,788,045)
Strategic Income	55,010,457	—	11,365,916	(26,304,087)	(1,931,602)	(1,797,745)	36,342,939

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and/or recognized on wash sales and straddles, timing differences of fund level distributions, mark-to-market adjustments on swaps, futures and forward FX contracts, passive foreign investment companies, amortization of bond premium, defaulted bond adjustments, amortization of organizational expenses and tax adjustments related to treasury inflation protection securities, swap contracts and other investments.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2021, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset future net realized capital gains, if any, as follows:

	Capital Loss Carryforwards
	Long-Term	Short-Term
Core Bond	$627,934	$—
Emerging Markets Debt	7,747,317	4,802,616
Floating Rate Income	23,309,041	8,282,941
High Income	121,748,066	24,759,045
Municipal High Income	411,642	—
Short Duration	4,525,911	1,007,886

During the year ended October 31, 2021, Floating Rate Income, High Income, Municipal High Income, Short Duration and Strategic Income utilized capital loss carryforwards of $1,358,584, $65,734,276, $1,863,487, $470,858 and $75,140,054, respectively.

6  Distributions to shareholders: Each Fund earns income, net of expenses, daily on its investments. Ordinarily, distributions from net investment income are declared on each business day and paid monthly, and distributions from net realized capital gains, if any, are generally distributed once a year (usually in December). Distributions to shareholders are recorded on the ex-date.

7  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among its classes based upon the relative net assets of each class.

8  When-issued/delayed delivery securities: Each Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to a Fund until payment takes place. At the time a Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. When-issued and delayed delivery transactions can have a leverage-like effect on a Fund, which can increase fluctuations in the Fund's NAV. Certain risks may arise upon entering into when-issued or delayed delivery securities transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Each Fund may also enter into a TBA agreement and "roll over" such agreement prior to the settlement date by selling the obligation to purchase the pools set forth in the agreement and entering into a new TBA agreement for future delivery of pools of mortgage-backed securities. TBA mortgage-backed securities may increase prepayment risks because the underlying mortgages may be less favorable than anticipated by a Fund.

9  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. Emerging Markets Debt and Strategic Income accrue capital gains tax on unrealized and realized gains for certain securities. At April 30, 2022, Emerging Markets Debt and Strategic Income had accrued capital gains taxes of $15,208 and $27,742 respectively, which is reflected in the Statements of Assets and Liabilities. For the six months ended April 30, 2022, Emerging Markets Debt and Strategic Income had realized capital gains taxes of $14,431 and $5,336, respectively, which is reflected in the Statements of Operations.

As a result of several European Court of Justice ("ECJ") court cases in certain countries across the European Union ("EU"), certain of the Funds may file tax reclaims for previously withheld taxes on dividends earned in those countries ("ECJ tax reclaims"). These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized, if any, for ECJ tax reclaims would be reflected as "Interest and other income—unaffiliated issuers" in the Statements of Operations and the cost to file these additional ECJ tax reclaims, if any, would be reflected as "Miscellaneous and other fees" in the Statements of Operations. When the ECJ tax reclaim is "more likely than not" to not be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, no amounts are reflected in the Statements of Assets and Liabilities.

10  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Derivative instruments: Certain Funds' use of derivatives during the six months ended April 30, 2022, is described below. Please see the Schedule of Investments for each Fund's open positions in derivatives, if any, at April 30, 2022. The disclosure requirements of ASC 815 "Derivatives and Hedging" ("ASC 815") distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. When fully implemented, the new rule may require changes in how a Fund will use derivatives, may adversely affect a Fund's performance and may increase costs related to a Fund's use of derivatives.

Futures contracts: During the six months ended April 30, 2022, Core Bond used futures to manage or adjust the risk profile and investment exposure of the Fund, including to adjust the duration and yield curve exposure of the Fund's portfolio. During the six months ended April 30, 2022, Emerging Markets Debt and Short Duration used futures for economic hedging purposes, including as a maturity or duration management device. During the six months ended April 30, 2022, Strategic Income used futures to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets, currencies or securities, to adjust the duration of the Fund's portfolio and to enhance total return.

Futures contracts may include certain options on exchange-traded futures contracts. At the time a Fund enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by a Fund as unrealized gains or losses.

Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed or expire, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a Fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, a Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

Bond forward contracts: During the six months ended April 30, 2022, Strategic Income used bond forward contracts to obtain economic exposure in the Fund to certain markets and securities. A bond forward is a contractual agreement between a Fund and another party to buy or sell an underlying asset at an agreed-upon future price and date. In a bond forward transaction, no cash premium is paid when the parties enter into the bond forward. If the transaction is collateralized, an exchange of margin collateral will take place according to an agreed-upon schedule. Otherwise, no asset of any kind changes hands until the bond forward matures (typically in 30 days) or is rolled over for another agreed-upon period. Generally, the value of the bond forward will change based on changes in the value of the underlying asset. Bond forwards are subject to market risk (the risk that the market value of the underlying bond may change), non-correlation risk (the risk that the market value of the bond forward might move independently of the market value of the underlying bond) and counterparty credit risk (the risk that a counterparty will be unable to meet its obligation under the contract). If there is no cash exchanged at the time a Fund enters into the bond forward, counterparty risk may be limited to the loss of any marked-to-market profit on the contract and any delays or limitations on the Fund's ability to sell or otherwise use the investments posted as collateral for the bond forward.

Forward foreign currency contracts: During the six months ended April 30, 2022, Emerging Markets Debt used forward FX contracts to manage or adjust views on foreign exchange rate movements and currency exposure, to apply foreign exchange leverage, and to gain exposure to markets where the portfolio managers believe these instruments provide better liquidity and value than bonds. During the six months ended April 30, 2022, Strategic Income used forward FX contracts to manage or adjust the risk profile for foreign currency exposures in the Fund to obtain or reduce economic exposure, to establish net short or long positions for markets or securities and to enhance total return.

A forward FX contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward FX contract fluctuates with changes in forward currency exchange rates. Forward FX contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. At the consummation of a forward FX contract to purchase or sell currency, a Fund may either exchange the currencies specified at the maturity of the forward FX contract or enter into a closing transaction involving the purchase or sale of an offsetting forward FX contract. Closing transactions with respect to forward FX contracts are usually performed with the counterparty to the original forward FX contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) on settlement of forward foreign currency contracts" in the Statements of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund's Statement of Assets and Liabilities. In addition, a Fund could be exposed to risks associated with fluctuations in foreign currency and the risk the counterparty will fail to fulfill its obligation.

Credit default swap contracts: During the six months ended April 30, 2022, Emerging Markets Debt used credit default swaps to manage or adjust credit risk of the Fund, to take advantage of the portfolio managers' views on credit risk, market pricing of credit events and in an effort to leverage risk exposures by selling protection. During the six months ended April 30, 2022, Strategic Income used credit default swaps for economic hedging purposes, to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets or securities and to enhance total return. When a Fund is the buyer of a credit default swap contract, it is entitled to receive the notional amount of the swap from the counterparty if a credit event occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When a Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If a Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make (or the risk of loss) would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may add economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The net periodic payments paid or received on the swap contract are accrued daily as a component of unrealized appreciation/(depreciation) and are recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation/(depreciation) in an amount equal to the daily valuation of swaps. For over-the-counter ("OTC") credit default swaps, cash settlement in and out of the swaps may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Fund and the counterparty. For financial reporting purposes, unamortized upfront payments/(receipts), if any, are netted with unrealized appreciation or (depreciation) and net interest received or paid on swap contracts to determine the fair value of swaps.

Interest rate/Inflation swap contracts: During the six months ended April 30, 2022, Emerging Markets Debt used interest rate swaps to manage or adjust interest rate risk of the Fund, to take advantage of the portfolio managers' views on interest rates and market pricing of future monetary policy, to obtain exposure on a maturity horizon where bonds are illiquid or are unavailable, and to obtain leveraged rate positions. During the six months ended

April 30, 2022, Strategic Income used interest rate swaps and inflation swaps for economic hedging purposes, to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets or securities and to enhance total return. Under the terms of interest rate/inflation swaps, the Fund agrees to pay the swap counterparty a fixed-rate payment in exchange for the counterparty's paying the Fund a variable-rate payment, or the Fund agrees to pay the swap counterparty a variable-rate payment in exchange for the counterparty's paying the Fund a fixed-rate payment. The fixed-rate and variable-rate payment flows are paid by one party to the other on a periodic basis and netted against each other when applicable. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any interest rate/inflation swaps, marked to market daily. There is no guarantee that these interest rate/inflation swap transactions will be successful in reducing or limiting risk.

Risks may arise if the counterparty to an interest rate/inflation swap contract fails to comply with the terms of its contract. The loss incurred due to the failure of a counterparty is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management.

Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment or receivable streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments or receipts are reclassified to realized gains/losses in conjunction with the actual net payment or receipt of such amounts. For OTC interest rate/inflation swaps, cash settlement in and out of the swaps may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Fund and the counterparty. The reclassifications do not impact the Fund's total net assets or its total net increase (decrease) in net assets resulting from operations.

Centrally cleared swap contracts: Certain clearinghouses currently offer clearing for limited types of derivative transactions. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty that is then cleared through a central clearinghouse. Upon acceptance of a swap by a central clearinghouse, the original swap is extinguished and replaced with a swap with the clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of the original counterparty. A Fund typically will be required to post specified levels of both initial and variation margin with the clearinghouse or at the instruction of the clearinghouse. The daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the central clearing party. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation and net interest received or paid on swap contracts to determine the fair value of swaps.

Total return basket swap contracts: During the six months ended April 30, 2022, Strategic Income used total return basket swaps for economic hedging purposes, to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets or securities and to enhance total return. A Fund may enter into a total return basket swap agreement to obtain exposure to a portfolio of long and short securities. Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity or fixed income positions. The Fund has the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation/(depreciation), corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as "financing costs". Positions within the swap are reset periodically, and financing costs are reset according to the terms of the contract. During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty. For OTC total return basket swaps, cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Fund and the counterparty. A change in the market value of a total return basket swap contract is recognized as a change in unrealized appreciation/(depreciation) on swap contracts in the Statements of Operations. Cash settlements between a Fund and the counterparty are recognized as realized gains (losses) on closing of swap contracts in the Statements of Operations.

Total return swap contracts: During the six months ended April 30, 2022, Floating Rate Income and High Income each used total return swaps to enhance liquidity while maintaining exposure to the asset class. During the six months ended April 30, 2022, Short Duration used total return swaps for hedging purposes, liquidity management and to manage and adjust the risk profile of the Fund. During the six months ended April 30, 2022, Strategic Income used total return swaps for economic hedging purposes, to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets or securities and to enhance total return. Total return swaps involve commitments to pay fixed or floating rate interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into total return swap transactions, including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or (depreciation) in the Statements of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statements of Operations. For OTC total return swaps, cash settlement in and out of the swaps may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Fund and the counterparty.

Options: During the six months ended April 30, 2022, Strategic Income used written options for economic hedging purposes, to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets or securities and to enhance total return. During the six months ended April 30, 2022, Strategic Income used purchased options for economic hedging purposes, to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets or securities and to enhance total return.

Premiums paid by a Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the asset is eliminated. For purchased call options, a Fund's loss is limited to the amount of the option premium paid.

Premiums received by a Fund upon writing a call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the liability is eliminated.

When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a call or put option that a Fund has written expires unexercised, a Fund will realize a gain for the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

At April 30, 2022, the Funds listed below had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives
Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Credit Risk	Equity Risk	Total
Core Bond
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$1,218,958	$—	$—	$—	$1,218,958
Total Value—Assets		$1,218,958	$—	$—	$—	$1,218,958
Emerging Markets Debt
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$754,532	$—	$—	$—	$754,532
Forward FX contracts	Receivable for forward foreign currency contracts	—	2,321,631	—	—	2,321,631
Centrally cleared swaps	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	704,376	—	366,684	—	1,071,060
Over-the-counter swaps	Over-the-counter swap contracts, at value(a)	96,105	—	—	—	96,105
Total Value—Assets		$1,555,013	$2,321,631	$366,684	$—	$4,243,328
Short Duration
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$1,532,471	$—	$—	$—	$1,532,471
Total Value—Assets		$1,532,471	$—	$—	$—	$1,532,471
Strategic Income
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$44,970,982	$—	$—	$—	$44,970,982
Bond forwards	Receivable for bond forward contracts	468,353	—	—	—	468,353
Forward FX contracts	Receivable for forward foreign currency contracts	—	4,389,895	—	—	4,389,895
Centrally cleared swaps	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	—	—	3,334,445	—	3,334,445
Options purchased	Investments in securities, at value	—	—	41,345	—	41,345
Total Value—Assets		$45,439,335	$4,389,895	$3,375,790	$—	$53,205,020

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Credit Risk	Equity Risk	Total
Liability Derivatives
Core Bond
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$1,256,398	$—	$—	$—	$1,256,398
Total Value—Liabilities		$1,256,398	$—	$—	$—	$1,256,398
Emerging Markets Debt
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$(359,047)	$—	$—	$—	$(359,047)
Forward FX contracts	Payable for forward foreign currency contracts	—	(1,887,557)	—	—	(1,887,557)
Centrally cleared swaps	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	(2,334,166)	—	—	—	(2,334,166)
Over-the-counter swaps	Over-the-counter swap contracts, at value(a)	(121,779)	—	—	—	(121,779)
Total Value—Liabilities		$(2,814,992)	$(1,887,557)	$—	$—	$(4,702,549)
Floating Rate Income
Over-the-counter swaps	Over-the-counter swap contracts, at value(a)	$—	$—	$(165,242)	$—	$(165,242)
Total Value—Liabilities		$—	$—	$(165,242)	$—	$(165,242)
Short Duration
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$(868,057)	$—	$—	$—	$(868,057)
Over-the-counter swaps	Over-the-counter swap contracts, at value(a)	—	—	(35,195)	—	(35,195)
Total Value—Liabilities		$(868,057)	$—	$(35,195)	$—	$(903,252)
Strategic Income
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$(1,667,261)	$—	$—	$—	$(1,667,261)
Forward FX contracts	Payable for forward foreign currency contracts	—	(2,756,326)	—	—	(2,756,326)
Centrally cleared swaps	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	—	—	(4,886,721)	—	(4,886,721)

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Credit Risk	Equity Risk	Total
Over-the-counter swaps	Over-the-counter swap contracts, at value(a)	$—	$—	$(18,022,495)	$—	$(18,022,495)
Options written	Option contracts written, at value	—	—	(31,375)	—	(31,375)
Total Value—Liabilities		$(1,667,261)	$(2,756,326)	$(22,940,591)	$—	$(27,364,178)

(a)  "Centrally cleared swaps" and "over-the-counter swaps" reflect the cumulative unrealized appreciation/(depreciation) of the centrally cleared swap or over-the-counter swap contracts plus accrued interest as of April 30, 2022.

The impact of the use of these derivative instruments on the Statements of Operations during the six months ended April 30, 2022, was as follows:

Realized Gain/(Loss)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Credit Risk	Equity Risk	Total
Core Bond
Futures	Net realized gain/(loss) on: Expiration or closing of futures contracts	$942,961	$—	$—	$—	$942,961
Total Realized Gain/(Loss)		$942,961	$—	$—	$—	$942,961
Emerging Markets Debt
Futures	Net realized gain/(loss) on: Expiration or closing of futures contracts	$148,787	$—	$—	$—	$148,787
Forward FX contracts	Net realized gain/(loss) on: Settlement of forward foreign currency contracts	—	(1,594,275)	—	—	(1,594,275)
Swaps	Net realized gain/(loss) on: Expiration or closing of swap contracts	(1,826,231)	—	—	—	(1,826,231)
Total Realized Gain/(Loss)		$(1,677,444)	$(1,594,275)	$—	$—	$(3,271,719)
Floating Rate Income
Swaps	Net realized gain/(loss) on: Expiration or closing of swap contracts	$—	$—	$(1,187,931)	$—	$(1,187,931)
Total Realized Gain/(Loss)		$—	$—	$(1,187,931)	$—	$(1,187,931)
High Income
Swaps	Net realized gain/(loss) on: Expiration or closing of swap contracts	$(1,090,981)	$—	$—	$—	$(1,090,981)
Total Realized Gain/(Loss)		$(1,090,981)	$—	$—	$—	$(1,090,981)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Credit Risk	Equity Risk	Total
Short Duration
Futures	Net realized gain/(loss) on: Expiration or closing of futures contracts	$(368,658)	$—	$—	$—	$(368,658)
Swaps	Net realized gain/(loss) on: Expiration or closing of swap contracts	—	—	(629,595)	—	(629,595)
Total Realized Gain/(Loss)		$(368,658)	$—	$(629,595)	$—	$(998,253)
Strategic Income
Futures	Net realized gain/(loss) on: Expiration or closing of futures contracts	$64,340,160	$—	$—	$—	$64,340,160
Bond forwards	Net realized gain/(loss) on: Settlement of bond forward contracts	(1,799,208)	—	—	—	(1,799,208)
Forward FX contracts	Net realized gain/(loss) on: Settlement of forward foreign currency contracts	—	6,482,895	—	—	6,482,895
Swaps	Net realized gain/(loss) on: Expiration or closing of swap contracts	—	—	(7,346,714)	—	(7,346,714)
Options purchased	Net realized gain/(loss) on: Transactions in investment securities of unaffiliated issuers	—	—	(20,100)	—	(20,100)
Options written	Net realized gain/(loss) on: Expiration or closing of option contracts written	—	—	40,800	—	40,800
Total Realized Gain/(Loss)		$62,540,952	$6,482,895	$(7,326,014)	$—	$61,697,833
Change in Appreciation/(Depreciation)
Core Bond
Futures	Change in net unrealized appreciation/(depreciation) in value of: Futures contracts	$343,636	$—	$—	$—	$343,636
Total Change in Appreciation/(Depreciation)		$343,636	$—	$—	$—	$343,636
Emerging Markets Debt
Futures	Change in net unrealized appreciation/(depreciation) in value of: Futures contracts	$276,065	$—	$—	$—	$276,065

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Credit Risk	Equity Risk	Total
Forward FX contracts	Change in net unrealized appreciation/(depreciation) in value of: Forward foreign currency contracts	$—	$810,194	$—	$—	$810,194
Swaps	Change in net unrealized appreciation/(depreciation) in value of: Swap contracts	(341,845)	—	79,474	—	(262,371)
Total Change in Appreciation/(Depreciation)		$(65,780)	$810,194	$79,474	$—	$823,888
Floating Rate Income
Swaps	Change in net unrealized appreciation/(depreciation) in value of: Swap contracts	$—	$—	$(156,312)	$—	$(156,312)
Total Change in Appreciation/(Depreciation)		$—	$—	$(156,312)	$—	$(156,312)
High Income
Swaps	Change in net unrealized appreciation/(depreciation) in value of: Swap contracts	$164,003	$—	$—	$—	$164,003
Total Change in Appreciation/(Depreciation)		$164,003	$—	$—	$—	$164,003
Short Duration
Futures	Change in net unrealized appreciation/(depreciation) in value of: Futures contracts	$657,920	$—	$—	$—	$657,920
Swaps	Change in net unrealized appreciation/(depreciation) in value of: Swap contracts	—	—	(35,195)	—	(35,195)
Total Change in Appreciation/(Depreciation)		$657,920	$—	$(35,195)	$—	$622,725
Strategic Income
Futures	Change in net unrealized appreciation/(depreciation) in value of: Futures contracts	$28,040,109	$—	$—	$—	$28,040,109
Bond forwards	Change in net unrealized appreciation/(depreciation) in value of: Bond forward contracts	446,767	—	—	—	446,767
Forward FX contracts	Change in net unrealized appreciation/(depreciation) in value of: Forward foreign currency contracts	—	1,224,169	—	—	1,224,169

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Credit Risk	Equity Risk	Total
Swaps	Change in net unrealized appreciation/(depreciation) in value of: Swap contracts	$—	$—	$(18,764,369)	$—	$(18,764,369)
Options purchased	Change in net unrealized appreciation/(depreciation) in value of: Investment securities of unaffiliated issuers	—	—	(18,055)	—	(18,055)
Options written	Change in net unrealized appreciation/(depreciation) in value of: Option contracts written	—	—	17,825	—	17,825
Total Change in Appreciation/(Depreciation)		$28,486,876	$1,224,169	$(18,764,599)	$—	$10,946,446

While the Funds may receive redeemable preference shares, rights and warrants in connection with their investments in securities, these preference shares, rights and warrants are not considered "derivative instruments" under ASC 815.

Management has concluded that Municipal High Income, Municipal Impact and Municipal Intermediate Bond did not hold any derivative instruments during the six months ended April 30, 2022 that require additional disclosures pursuant to ASC 815.

The Funds are required to disclose both gross and net information for assets and liabilities related to OTC derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. Emerging Markets Debt, Floating Rate Income, High Income, Short Duration and Strategic Income held one or more of these investments at April 30, 2022. The Funds' OTC derivative assets and liabilities at fair value by type and securities lending assets are reported gross in the Statements of Assets and Liabilities. The following tables present derivative and securities lending assets and liabilities by counterparty, net of amounts available for offset under a master netting or similar agreement and net of the related collateral received by a Fund for assets and pledged by a Fund for liabilities as of April 30, 2022.

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Emerging Markets Debt
Over-the-counter swap contracts	$96,105	$—	$96,105
Forward FX contracts	2,321,631	—	2,321,631
Total	$2,417,736	$—	$2,417,736
Strategic Income
Bond forwards	$468,353	$—	$468,353
Forward FX contracts	4,389,895	—	4,389,895
Over-the-counter options	41,345	—	41,345
Total	$4,899,593	$—	$4,899,593

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Cash Collateral Received(a)	Net Amount(b)
Emerging Markets Debt
BB	$6,443	$—	$—	$6,443
BNP	45,514	(23,215)	—	22,299
CITI	166,636	(166,636)	—	—
DB	13,603	(13,591)	—	12
GSI	402,694	(329,315)	—	73,379
HSBC	628,283	(303,436)	(240,000)	84,847
JPM	355,751	(355,751)	—	—
MS	188,780	(188,780)	—	—
SCB	459,969	(207,324)	—	252,645
SSB	150,063	(43,539)	—	106,524
Total	$2,417,736	$(1,631,587)	$(240,000)	$546,149
Strategic Income
CITI	$3,488,537	$(1,074,185)	$(2,414,352)	$—
GSI	1,012,102	(1,012,102)	—	—
HSBC	51,548	(19,458)	—	32,090
JPM	317,894	(317,894)	—	—
MS	10,131	(10,131)	—	—
SCB	19,381	—	—	19,381
Total	$4,899,593	$(2,433,770)	$(2,414,352)	$51,471

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Emerging Markets Debt
Over-the-counter swap contracts	$(121,779)	$—	$(121,779)
Forward FX contracts	(1,887,557)	—	(1,887,557)
Total	$(2,009,336)	$—	$(2,009,336)
Floating Rate Income
Over-the-counter swap contracts	$(165,242)	$—	$(165,242)
Total	$(165,242)	$—	$(165,242)
Short Duration
Over-the-counter swap contracts	$(35,195)	$—	$(35,195)
Total	$(35,195)	$—	$(35,195)
Strategic Income
Over-the-counter swap contracts	$(18,022,495)	$—	$(18,022,495)
Forward FX contracts	(2,756,326)	—	(2,756,326)
Over-the-counter options	(31,375)	—	(31,375)
Total	$(20,810,196)	$—	$(20,810,196)

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Assets Available for Offset	Cash Collateral Pledged(a)	Net Amount(c)
Emerging Markets Debt
BNP	$(23,215)	$23,215	$—	$—
CITI	(192,625)	166,636	—	(25,989)
DB	(13,591)	13,591	—	—
GSI	(329,315)	329,315	—	—
HSBC	(303,436)	303,436	—	—
JPM	(483,211)	355,751	127,460	—
MS	(413,080)	188,780	—	(224,300)
SCB	(207,324)	207,324	—	—
SSB	(43,539)	43,539	—	—
Total	$(2,009,336)	$1,631,587	$127,460	$(250,289)
Floating Rate Income
JPM	$(165,242)	$—	$—	$(165,242)
Total	$(165,242)	$—	$—	$(165,242)
Short Duration
GSI	$(35,195)	$—	$—	$(35,195)
Total	$(35,195)	$—	$—	$(35,195)
Strategic Income
CITI	$(1,074,185)	$1,074,185	$—	$—
GSI	(18,714,216)	1,012,102	13,880,000	(3,822,114)
HSBC	(19,458)	19,458	—	—
JPM	(968,502)	317,894	530,000	(120,608)
MS	(33,835)	10,131	—	(23,704)
Total	$(20,810,196)	$2,433,770	$14,410,000	$(3,966,426)

(a)  Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b)  Net Amount represents amounts subject to loss as of April 30, 2022, in the event of a counterparty failure.

(c)  Net Amount represents amounts under-collateralized to each counterparty as of April 30, 2022.

12  Securities lending: Each Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees, if any, would be disclosed within the Statements of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent.

The initial cash collateral received by a Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Thereafter, the value of the cash collateral is monitored on a daily basis, and cash collateral is moved daily between a counterparty and a Fund until the close of the transaction. A Fund may only receive collateral in the form of cash (U.S. dollars). Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.

As of April 30, 2022, the Funds did not have any outstanding loans of securities.

13  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

14  Investment in other funds managed by Neuberger Berman Investment Advisers LLC: Through April 30, 2022, Strategic Income invested in Neuberger Berman Global Monthly Income Fund Ltd. (the "Underlying Fund") via a secondary market transaction (See Note F).

For Strategic Income's investment in the Underlying Fund, NBIA waived a portion of its management fee equal to the management fee it received from the Underlying Fund on those assets (the "Arrangement"). For the six months ended April 30, 2022, management fees waived under this Arrangement are reflected in the Statements of Operations under the caption "Investment management fees waived." For the six months ended April 30, 2022, income earned from the Underlying Fund on Strategic Income's investments is reflected in the Statements of Operations under the caption "Dividend income-affiliated issuers". For the six months ended April 30, 2022, management fees waived under this Arrangement and distributions from income and capital gains received from Strategic Income's investments in the Underlying Fund were as follows:

	Management Fees Waived	Distributions from Income and Capital Gains
Strategic Income	$8,742	$63,534

15  Investment company securities and exchange-traded funds: The Funds may invest in shares of other registered investment companies, including ETFs, within the limitations prescribed by the 1940 Act, in reliance on rules adopted by the SEC, particularly Rule 12d1-4 under the 1940 Act, which became effective on January 19, 2022, or any other applicable exemptive relief. Prior to the effectiveness of Rule 12d1-4, a Fund was permitted to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, subject to the terms and conditions of exemptive orders. These exemptive orders along with Rule 12d1-2 were rescinded upon the effectiveness of Rule 12d1-4. Rule 12d1-4 contains elements from the SEC's prior exemptive orders permitting fund of funds arrangements, and includes (i) limits on control and voting; (ii) required evaluations and findings; (iii) required fund of funds investment agreements; and (iv) limits on complex structures. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will decrease returns.

16  Unfunded loan commitments: The Funds may enter into certain credit agreements all or a portion of which may be unfunded. The Funds are obligated to fund these commitments at the borrower's discretion. As of April 30, 2022, the value of unfunded loan commitments was $2,573,384, $220,434 and $787,599 for Floating Rate Income, High Income and Strategic Income, respectively, pursuant to the following loan agreements:

Floating Rate Income
Borrower	Principal Amount	Value
Athenahealth, Inc., Term Loan DD, (3M SOFR + 1.75%), 1.75%, due 2/15/2029(a)	$646,377	$636,681 (b)
Aveanna Healthcare, LLC, Term Loan DD, (3M USD LIBOR + 3.75%), due 7/17/2028(c)	286,792	281,117
Confluent Health, LLC, Term Loan DD, (1M USD LIBOR + 4.00%), 4.00%, due 11/30/2028(a)	207,686	205,869
DiversiTech Holdings, Inc., Term Loan DD, (3M USD LIBOR + 3.75%), 3.75, due 12/22/2028(a)	122,571	120,503
Element Materials Technology Group US Holdings, Inc., Term Loan DD, (USD LIBOR) due 4/12/2029(c)	438,947	437,301
FCG Acquisitions, Inc., Term Loan DD, (3M USD LIBOR + 3.38%), 3.38%, due 3/30/2029(a)	123,500	121,030
Medical Solutions Holdings, Inc., Term Loan DD, (3M USD LIBOR + 3.50%), 3.50%, due 11/1/2028(a)	196,000	194,089
Pro Mach Group, Inc., Term Loan DD, (3M USD LIBOR + 4.00%), 4.00%, due 8/31/2028(a)	106,006	105,324
Refficiency Holdings LLC, Term Loan DD, (3M USD LIBOR + 3.75%), 3.75%, due 12/16/2027(a)	220,057	218,039
Service Logic Acquisition, Inc., Term Loan DD, (3M USD LIBOR + 4.00%), 4.00%, due 10/29/2027(a)	35,396	34,864
Sovos Compliance, LLC, Term Loan DD, (3M USD LIBOR + 4.50%), 4.50%, due 8/11/2028(a)	167,140	166,816
Trident TPI Holdings, Inc., Term Loan DD, (3M USD LIBOR + 4.00%), 4.00%, due 9/15/2028(a)	52,450	51,751
High Income
Borrower	Principal Amount	Value
Service Logic Acquisition, Inc., Term Loan DD, (3M USD LIBOR + 4.00%), 4.00%, due 10/29/2027 (a)	$223,791	$220,434
Strategic Income
Borrower	Principal Amount	Value
Athenahealth, Inc., Term Loan DD, (3M SOFR + 1.75%), 1.75%, due 2/15/2029(a)	$325,362	$320,482 (b)
Aveanna Healthcare, LLC, Term Loan DD, (USD LIBOR + 3.75%), due 7/17/2028(c)	413,208	405,030
Pro Mach Group, Inc., Term Loan DD, (3M USD LIBOR + 4.00%), 4.00%, due 8/31/2028(a)	62,489	62,087

(a)  Position is a delayed draw term loan which may be partially or fully unfunded. In accordance with the underlying credit agreement, the interest rate shown reflects the unfunded rate as of April 30, 2022.

(b)  Value determined using significant unobservable inputs.

(c)  This security has not settled as of April 30, 2022 and thus may not have an interest rate in effect.

17  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, each Fund pays NBIA an investment management fee as a percentage of average daily net assets according to the following table:

	First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Thereafter
For Core Bond:
	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.15%
For Emerging Markets Debt:
	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
For Floating Rate Income:
	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
For High Income(a):
	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%
For Municipal High Income:
	0.40%	0.40%	0.375%	0.375%	0.35%	0.325%	0.30%
For Municipal Impact:
	0.25%	0.25%	0.225%	0.225%	0.20%	0.175%	0.15%
For Municipal Intermediate Bond:
	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%
For Short Duration:
	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%	0.15%
For Strategic Income:
	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%

(a)  NBIA has contractually agreed to waive its Class E management fee for the below Fund. This undertaking lasts until October 31, 2023 and may not be terminated during its term without the consent of the Board. Management fees contractually waived pursuant to this waiver for Class E are not subject to recovery by NBIA.

Fund	Annualized Percentage of Average Daily Net Assets Waived	Effective date(s)	Management Fees Waived for the Period From January 11, 2022 (Commencement of Operations) to April 30, 2022
High Income	0.48%	1/11/2022	$24,645

Accordingly, for the six months ended April 30, 2022, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of each Fund's average daily net assets, as follows:

	Effective Rate
Core Bond	0.18%
Municipal High Income	0.40%
Municipal Impact	0.25%
Short Duration	0.17%
Strategic Income	0.40	%(a)

(a)  After management fee waiver (Note A).

Each Fund retains NBIA as its administrator under an Administration Agreement. The administration fee is assessed at the class level and each share class of a Fund, as applicable, pays NBIA an annual administration fee equal to the following: 0.27% for each of Investor Class, Class A, Class C and Class R3; 0.50% for Trust Class of Short Duration; 0.40% for Trust Class of Strategic Income; 0.15% for Institutional Class; and 0.05% for Class R6, each as a percentage of its average daily net assets. Class E shares do not pay an administration fee. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.

NBIA has contractually agreed to waive fees and/or reimburse certain expenses of the Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations.

At April 30, 2022, contingent liabilities to NBIA under the agreements were as follows:

				Expenses Reimbursed in Year Ended October 31,
				2019	2020	2021	2022
				Subject to Repayment Until October 31,
Class	Contractual Expense Limitation(a)		Expiration	2022	2023	2024	2025
Core Bond Investor Class	0.78	%(b)	10/31/25	$27,317	$24,104	$13,198	$7,194
Core Bond Institutional Class	0.38	%(b)	10/31/25	328,676	254,794	212,423	80,714
Core Bond Class A	0.78	%(b)	10/31/25	13,844	7,793	3,024	204
Core Bond Class C	1.53	%(b)	10/31/25	1,746	998	516	136
Core Bond Class R6	0.28	%(b)	10/31/25	330 (c)	1,676	2,056	746
Emerging Markets Debt Institutional Class	0.78%		10/31/25	406,354	363,531	333,789	164,726
Emerging Markets Debt Class A	1.15%		10/31/25	15,905	5,716	2,562	719
Emerging Markets Debt Class C	1.90%		10/31/25	930	1,193	1,321	660
Floating Rate Income Institutional Class	0.60	%(b)	10/31/25	469,596	385,554	436,784	235,965
Floating Rate Income Class A	0.97	%(b)	10/31/25	19,217	15,631	17,310	7,539
Floating Rate Income Class C	1.72	%(b)	10/31/25	26,631	20,399	11,014	4,283
High Income Investor Class	1.00%		10/31/25	—	—	—	—
High Income Institutional Class	0.75%		10/31/25	—	—	—	—

				Expenses Reimbursed in Year Ended October 31,
				2019	2020	2021	2022
				Subject to Repayment Until October 31,
Class	Contractual Expense Limitation(a)		Expiration	2022	2023	2024	2025
High Income Class A	1.12%		10/31/25	$9,821	$—	$—	$—
High Income Class C	1.87%		10/31/25	—	—	—	—
High Income Class R3	1.37%		10/31/25	—	—	—	—
High Income Class R6	0.65	%(b)	10/31/25	—	—	—	—
Municipal High Income Institutional Class	0.50%		10/31/25	329,680	359,725	339,041	185,881
Municipal High Income Class A	0.87%		10/31/25	4,413	3,325	3,504	2,152
Municipal High Income Class C	1.62%		10/31/25	2,011	1,390	754	656
Municipal Impact Institutional Class	0.43%		10/31/25	382,133	299,893	280,447	147,147
Municipal Impact Class A	0.80%		10/31/25	400	248	542	671
Municipal Impact Class C	1.55%		10/31/25	225	149	187	475
Municipal Intermediate Bond Investor Class	0.45	%(b)	10/31/25	23,657	26,332	18,508	10,018
Municipal Intermediate Bond Institutional Class	0.30	%(b)	10/31/25	248,495	315,219	299,074	148,976
Municipal Intermediate Bond Class A	0.67	%(b)	10/31/25	5,508	3,397	3,614	1,931
Municipal Intermediate Bond Class C	1.42	%(b)	10/31/25	4,287	4,117	2,706	1,594
Short Duration Investor Class	0.54	%(b)	10/31/25	94,340	97,811	80,344	25,234
Short Duration Trust Class	0.64	%(b)	10/31/25	8,902	10,631	12,731	4,338
Short Duration Institutional Class	0.34	%(b)	10/31/25	239,009	249,736	246,584	142,179
Short Duration Class A	0.71	%(b)	10/31/25	6,786	4,533	7,874	2,556
Short Duration Class C	1.46	%(b)	10/31/25	5,488	7,744	7,242	2,071
Strategic Income Trust Class	0.94%		10/31/25	7,844	6,415	3,911	1,948
Strategic Income Institutional Class	0.59%		10/31/25	573,799	293,431	202,570	29,037
Strategic Income Class A	0.99%		10/31/25	11,587	—	—	—
Strategic Income Class C	1.69%		10/31/25	53,704	31,253	22,219	8,091
Strategic Income Class R6	0.49	%(b)	10/31/25	79,636	43,096	33,341	5,228

(a)  Expense limitation per annum of the respective class's average daily net assets.

(b)  Classes that have had changes to their respective limitations are noted below.

Class	Expense Limitation	Prior to
Core Bond Investor Class	0.85%	1/15/20
Core Bond Institutional Class	0.45%	1/15/20
Core Bond Class A	0.85%	1/15/20
Core Bond Class C	1.60%	1/15/20
Core Bond Class R6	0.35%	1/15/20
Floating Rate Income Institutional Class	0.70%	1/15/21
Floating Rate Income Class A	1.07%	1/15/21
Floating Rate Income Class C	1.82%	1/15/21

Class	Expense Limitation	Prior to
High Income Class R6	0.68%	12/6/18
Municipal Intermediate Bond Investor Class	0.58%	9/12/19
Municipal Intermediate Bond Institutional Class	0.43%	9/12/19
Municipal Intermediate Bond Class A	0.80%	9/12/19
Municipal Intermediate Bond Class C	1.55%	9/12/19
Short Duration Investor Class	0.59%	2/28/20
Short Duration Trust Class	0.69%	2/28/20
Short Duration Institutional Class	0.39%	2/28/20
Short Duration Class A	0.76%	2/28/20
Short Duration Class C	1.51%	2/28/20
Strategic Income Class R6	0.52%	12/6/18

(c)  Period from January 18, 2019 (Commencement of Operations) to October 31, 2019.

Each Fund has agreed that each of its respective classes will repay NBIA for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.

During the six months ended April 30, 2022, the following classes repaid NBIA under these agreements as follows:

Class	Expenses Repaid to NBIA
High Income Class A	$3,965
Strategic Income Class A	10,946

Neuberger Berman Europe Limited ("NBEL"), as the sub-adviser to Emerging Markets Debt, is retained by NBIA to choose the Fund's investments and handle its day-to-day business for the portion of the Fund's assets allocated to it by NBIA, and receives a monthly fee paid by NBIA. As investment manager, NBIA is responsible for overseeing the investment activities of NBEL. Several individuals who are Officers and/or Trustees of the Trust are also employees of NBEL and/or NBIA.

Each Fund also has a distribution agreement with Neuberger Berman BD LLC (the "Distributor") with respect to each class of shares. The Distributor acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below, and bears the advertising and promotion expenses.

However, the Distributor receives fees from Core Bond's Investor Class, Strategic Income's Trust Class, High Income's Class R3, and each Fund's Class A and Class C under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, the Distributor's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, the Distributor receives from each of these respective classes a fee at the annual rate of 0.25% of Core Bond Investor Class', and each Fund's Class A's average daily net assets; 0.10% of Strategic Income Trust Class' average daily net assets; 0.50% of High Income Class R3's average daily net assets; and 1.00% of each Fund's Class C's average daily net assets. The Distributor receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund (except Short Duration) are generally sold with an initial sales charge of up to 4.25%. Class A shares of Short Duration are generally sold with an initial sales charge of up to 2.50%. Class A shares of each Fund are generally sold with no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the six months ended April 30, 2022, the Distributor, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter
	Net Initial Sales Charge	CDSC
Core Bond Class A	$79	$—
Core Bond Class C	—	—
Emerging Markets Debt Class A	36	—
Emerging Markets Debt Class C	—	94
Floating Rate Income Class A	7,634	—
Floating Rate Income Class C	—	1,404
High Income Class A	69	—
High Income Class C	—	191
Municipal High Income Class A	228	—
Municipal High Income Class C	—	—
Municipal Impact Class A	—	—
Municipal Impact Class C	—	—
Municipal Intermediate Bond Class A	—	—
Municipal Intermediate Bond Class C	—	—
Short Duration Class A	148	—
Short Duration Class C	—	—
Strategic Income Class A	2,607	—
Strategic Income Class C	—	4,210

Note C—Securities Transactions:

During the six months ended April 30, 2022, there were purchase and sale transactions of long-term securities (excluding swaps, bond forwards, forward FX contracts, futures and options writtten) as follows:

	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
Core Bond	$566,754,076	$96,983,711	$595,136,102	$57,196,604
Emerging Markets Debt	—	53,922,263	—	93,520,097
Floating Rate Income	—	228,963,333	—	90,524,528
High Income	—	430,906,257	—	651,760,503
Municipal High Income	—	65,835,637	—	61,665,120
Municipal Impact	—	18,209,871	—	8,532,092
Municipal Intermediate Bond	—	55,228,224	—	81,978,097
Short Duration	23,995,592	90,096,076	21,408,091	52,522,437
Strategic Income	4,687,758,170	1,009,249,761	4,468,484,690	533,222,482

During the six months ended April 30, 2022, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended April 30, 2022 and for the year ended October 31, 2021, was as follows:

	For the Six Months Ended April 30, 2022				For the Year Ended October 31, 2021
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Core Bond
Investor Class	28,050	12,263	(127,208)	(86,895)	202,967	45,090	(249,159)	(1,102)
Institutional Class	8,590,929	470,717	(7,046,389)	2,015,257	21,482,101	1,277,846	(11,692,810)	11,067,137
Class A	356,621	19,506	(279,778)	96,349	709,333	68,226	(757,602)	19,957
Class C	8,441	674	(41,452)	(32,337)	14,968	3,863	(76,663)	(57,832)
Class R6	155,330	2,477	(542,024)	(384,217)	459,914	10,331	(77,967)	392,278
Emerging Markets Debt
Institutional Class	4,749,453	591,044	(12,554,758)	(7,214,261)	10,459,996	941,125	(2,712,110)	8,689,011
Class A	12,647	1,129	(14,862)	(1,086)	49,142	4,545	(154,797)	(101,110)
Class C	41,958	1,463	(889)	42,532	25,789	2,108	(16,530)	11,367

	For the Six Months Ended April 30, 2022				For the Year Ended October 31, 2021
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Floating Rate Income
Institutional Class	25,940,801	774,871	(7,625,085)	19,090,587	21,946,079	898,825	(3,887,197)	18,957,707
Class A	840,407	14,280	(486,240)	368,447	689,810	19,723	(372,300)	337,233
Class C	224,309	9,267	(60,139)	173,437	213,041	13,988	(194,735)	32,294
High Income
Investor Class	543,606	186,042	(991,050)	(261,402)	586,328	399,504	(1,687,734)	(701,902)
Institutional Class	18,867,973	2,415,685	(36,194,258)	(14,910,600)	29,992,787	5,265,773	(44,116,441)	(8,857,881)
Class A	4,629,343	29,028	(4,874,844)	(216,473)	5,338,271	71,083	(5,619,406)	(210,052)
Class C	8,658	8,686	(78,718)	(61,374)	23,547	19,678	(174,049)	(130,824)
Class R3	7,928	4,143	(32,956)	(20,885)	41,284	8,861	(58,383)	(8,238)
Class R6	4,741,858	704,649	(26,731,061)	(21,284,554)	14,283,297	1,993,997	(8,316,990)	7,960,304
Class E(a)	2,143,363	35,157	(94,283)	2,084,237	—	—	—	—
Municipal High Income
Institutional Class	1,426,786	186,140	(1,778,624)	(165,698)	3,786,581	327,918	(2,127,296)	1,987,203
Class A	17,275	910	(2,899)	15,286	101,463	1,718	(89,281)	13,900
Class C	1,830	88	(8,702)	(6,784)	4,612	266	(18,605)	(13,727)
Municipal Impact
Institutional Class	745,986	45,122	(398,297)	392,811	1,526,008	73,198	(391,585)	1,207,621
Class A	3	46	(123)	(74)	3,182	57	(329)	2,910
Class C	—	—	—	—	—	2	(553)	(551)
Municipal Intermediate Bond
Investor Class	21,367	12,988	(84,665)	(50,310)	72,387	18,670	(129,316)	(38,259)
Institutional Class	1,074,601	233,713	(2,980,398)	(1,672,084)	2,892,360	121,238	(1,700,064)	1,313,534
Class A	12,415	1,051	(22,027)	(8,561)	28,100	1,909	(77,084)	(47,075)
Class C	6,578	1,054	(20,115)	(12,483)	14,334	1,459	(46,183)	(30,390)

	For the Six Months Ended April 30, 2022				For the Year Ended October 31, 2021
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Short Duration
Investor Class	75,487	36,861	(201,073)	(88,725)	145,061	71,935	(329,185)	(112,189)
Trust Class	12,891	5,570	(63,779)	(45,318)	197,511	10,268	(161,235)	46,544
Institutional Class	8,930,000	260,204	(4,324,037)	4,866,167	7,657,872	246,779	(3,480,304)	4,424,347
Class A	9,455	3,311	(17,670)	(4,904)	115,159	5,878	(48,235)	72,802
Class C	39,094	2,390	(29,641)	11,843	54,784	4,544	(130,344)	(71,016)
Strategic Income
Trust Class	12,186	31,425	(66,923)	(23,312)	50,823	31,214	(116,031)	(33,994)
Institutional Class	60,632,359	7,496,338	(50,444,820)	17,683,877	71,981,276	7,229,889	(58,111,498)	21,099,667
Class A	1,730,565	274,100	(2,972,158)	(967,493)	3,796,566	270,727	(3,874,125)	193,168
Class C	305,164	179,258	(1,002,223)	(517,801)	935,203	170,613	(1,906,545)	(800,729)
Class R6	4,270,986	1,635,847	(3,144,614)	2,762,219	10,914,603	1,505,149	(4,229,899)	8,189,853

(a)  Period from January 11, 2022 (Commencement of Operations) to April 30, 2022

Note E—Line of Credit:

At April 30, 2022, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by NBIA also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum; provided that should the Administrative Agent of the Credit Facility determine that the Eurodollar rate is unavailable, then the interest rate option described in (b) shall be replaced with a benchmark replacement determined to be applicable by such Administrative Agent. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. Each Fund that is a participant has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at April 30, 2022.

During the six months ended April 30, 2022, the following Fund had borrowings under the Credit Facility:

Fund	Number of Days Borrowed	Greatest Amount Borrowed	Average Interest Rate	Interest Paid(1)
Floating Rate Income	21	$4,500,000	1.10%	$2,825

(1)  Interest paid is reflected in the Statements of Operations under the caption "Interest."

Note F—Investments in Affiliates(a):

Strategic Income	Value at October 31, 2021	Purchase Cost	Sales Proceeds/ Return of Capital	Change in Net Unrealized Appreciation/ (Depreciation) from Investments in Affiliated Persons	Net Realized Gain/(Loss) from Investments in Affiliated Persons	Distributions from Investments in Affiliated Persons(b)	Shares Held at April 30, 2022	Value at April 30, 2022
Neuberger Berman Global Monthly Income Fund Ltd.	$2,430,881	$—	$—	$(276,756)	$—	$63,534	1,973,605	$2,154,125
Sub-total for affiliates held as of 4/30/22(c)	$2,430,881	$—	$—	$(276,756)	$—	$63,534		$2,154,125

(a)  Affiliated persons, as defined in the 1940 Act.

(b)  Distributions received include distributions from net investment income and net realized capital gains, if any, from other investment companies managed by NBIA.

(c)  At April 30, 2022, the value of these securities amounted to 0.07% of net assets of Strategic Income.

Other: At April 30, 2022, affiliated persons owned outstanding shares of the following Funds:

Affiliated person(s) percentage ownership of outstanding shares
Core Bond	0.00%
Emerging Markets Debt	7.00%
Floating Rate Income	1.48%
High Income	0.77%
Municipal High Income	0.04%
Municipal Impact	0.06%
Municipal Intermediate Bond	0.00%
Strategic Income	1.58%

Note G—Recent Accounting Pronouncement:

In January 2021, the FASB issued Accounting Standards Update No. 2021-01 ("ASU 2021-01"), "Reference Rate Reform (Topic 848)". ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2022, for all entities. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Funds' financial statements.

Note H—Change in Independent Auditors:

Effective on December 15, 2021, Tait, Weller & Baker LLP ("Tait") ceased to serve as the independent registered public accounting firm of Core Bond, Floating Rate Income, Municipal High Income and Municipal Impact (collectively, the "Change in Auditor Funds"). Tait did not resign and did not decline to stand for re-election. The decision to change independent registered public accounting firms was recommended by the Audit Committee of the Board and was approved by the Board.

Tait's reports on the Change in Auditor Funds' financial statements for the fiscal years ended October 31, 2021 and October 31, 2020 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended October 31, 2021 and October 31, 2020 and during the subsequent interim period through December 15, 2021: (i) there were no disagreements with Tait on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Tait, would have caused Tait to make reference to the subject matter of the disagreements in connection with its reports on the Change in Auditor Funds' financial statements for such periods; and (ii) there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On December 15, 2021, the Audit Committee of the Board recommended, and the Board approved, the selection of Ernst & Young LLP ("EY") as the Change in Auditor Funds' independent registered public accounting firm for the fiscal year ended October 31, 2022. During the Change in Auditor Funds' fiscal years ended October 31, 2021 and October 31, 2020, and the subsequent period through December 15, 2021, neither the Change in Auditor Funds, nor anyone on their behalf consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Change in Auditor Funds' financial statements; or (ii) concerned the subject of a disagreement (as described in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Note I—Other Matters:

Coronavirus: The outbreak of the novel coronavirus in many countries has, among other things, disrupted global travel and supply chains, and adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of this virus has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility. The development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on global economic and market conditions. Such conditions (which may be across industries, sectors or geographies) have impacted and may continue to impact certain issuers of the securities held by the Funds and in turn, may impact the financial performance of the Funds.

Russia's Invasion of Ukraine: Russia's invasion of Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia's actions, various governments, including the United States, have issued broad-ranging economic sanctions against Russia. The current events have had, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of a Fund's investments beyond any direct exposure to Russian or Ukrainian issuers. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of a Fund and its investments or operations could be negatively impacted.

Note J—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

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Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Assets with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Core Bond Fund
Investor Class
4/30/2022 (Unaudited)	$10.61	$0.08	$(1.12)	$(1.04)	$(0.11)	$—	$—	$(0.11)
10/31/2021	$10.91	$0.13	$(0.02)	$0.11	$(0.23)	$(0.18)	$—	$(0.41)
10/31/2020	$10.51	$0.23	$0.47	$0.70	$(0.30)	$—	$—	$(0.30)
10/31/2019	$9.77	$0.26	$0.78	$1.04	$(0.24)	$—	$(0.06)	$(0.30)
10/31/2018	$10.31	$0.23	$(0.52)	$(0.29)	$(0.22)	$—	$(0.03)	$(0.25)
10/31/2017	$10.54	$0.20	$(0.15)	$0.05	$(0.19)	$(0.06)	$(0.03)	$(0.28)
Institutional Class
4/30/2022 (Unaudited)	$10.63	$0.10	$(1.12)	$(1.02)	$(0.13)	$—	$—	$(0.13)
10/31/2021	$10.94	$0.17	$(0.03)	$0.14	$(0.27)	$(0.18)	$—	$(0.45)
10/31/2020	$10.53	$0.27	$0.49	$0.76	$(0.35)	$—	$—	$(0.35)
10/31/2019	$9.79	$0.30	$0.79	$1.09	$(0.29)	$—	$(0.06)	$(0.35)
10/31/2018	$10.34	$0.28	$(0.54)	$(0.26)	$(0.26)	$—	$(0.03)	$(0.29)
10/31/2017	$10.57	$0.24	$(0.15)	$0.09	$(0.23)	$(0.06)	$(0.03)	$(0.32)
Class A
4/30/2022 (Unaudited)	$10.60	$0.08	$(1.12)	$(1.04)	$(0.11)	$—	$—	$(0.11)
10/31/2021	$10.90	$0.13	$(0.02)	$0.11	$(0.23)	$(0.18)	$—	$(0.41)
10/31/2020	$10.50	$0.23	$0.47	$0.70	$(0.30)	$—	$—	$(0.30)
10/31/2019	$9.76	$0.26	$0.78	$1.04	$(0.24)	$—	$(0.06)	$(0.30)
10/31/2018	$10.30	$0.23	$(0.52)	$(0.29)	$(0.22)	$—	$(0.03)	$(0.25)
10/31/2017	$10.53	$0.20	$(0.15)	$0.05	$(0.19)	$(0.06)	$(0.03)	$(0.28)
Class C
4/30/2022 (Unaudited)	$10.61	$0.04	$(1.12)	$(1.08)	$(0.07)	$—	$—	$(0.07)
10/31/2021	$10.91	$0.05	$(0.02)	$0.03	$(0.15)	$(0.18)	$—	$(0.33)
10/31/2020	$10.51	$0.15	$0.47	$0.62	$(0.22)	$—	$—	$(0.22)
10/31/2019	$9.77	$0.19	$0.78	$0.97	$(0.17)	$—	$(0.06)	$(0.23)
10/31/2018	$10.31	$0.16	$(0.52)	$(0.36)	$(0.15)	$—	$(0.03)	$(0.18)
10/31/2017	$10.54	$0.13	$(0.16)	$(0.03)	$(0.11)	$(0.06)	$(0.03)	$(0.20)

See Notes to Financial Highlights

	Net Asset Value, End of Period	Total Return[a]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Core Bond Fund
Investor Class
4/30/2022 (Unaudited)	$9.46	(9.86)%*	$11.4	0.90%**	0.78%**	1.49%**	59	%[c]*
10/31/2021	$10.61	0.97%[b]	$13.7	0.88%	0.78%	1.17%	151%[c]
10/31/2020	$10.91	6.76%	$14.1	0.99%	0.80%	2.12%	111%[c]
10/31/2019	$10.51	10.81%[b]	$11.3	1.12%	0.85%	2.60%	147%[c]
10/31/2018	$9.77	(2.83)%[b]	$9.8	1.12%	0.86%	2.32%	136%[c]
10/31/2017	$10.31	0.54%[b]	$11.0	1.13%	0.86%	1.97%	175%[c]
Institutional Class
4/30/2022 (Unaudited)	$9.48	(9.66)%*	$534.7	0.41%**	0.38%**	1.90%**	59	%[c]*
10/31/2021	$10.63	1.28%[b]	$578.1	0.43%	0.38%	1.56%	151%[c]
10/31/2020	$10.94	7.28%	$473.5	0.46%	0.40%	2.51%	111%[c]
10/31/2019	$10.53	11.24%[b]	$332.3	0.55%	0.45%	2.98%	147%[c]
10/31/2018	$9.79	(2.52)%[b]	$373.3	0.54%	0.46%	2.73%	136%[c]
10/31/2017	$10.34	0.95%[b]	$338.0	0.55%	0.46%	2.37%	175%[c]
Class A
4/30/2022 (Unaudited)	$9.45	(9.87)%*	$21.0	0.78%**	0.78%**	1.50%**	59	%[c]*
10/31/2021	$10.60	0.97%[b]	$22.6	0.80%	0.78%	1.16%	151%[c]
10/31/2020	$10.90	6.76%	$23.0	0.84%	0.80%	2.11%	111%[c]
10/31/2019	$10.50	10.82%[b]	$19.4	0.93%	0.85%	2.60%	147%[c]
10/31/2018	$9.76	(2.83)%[b]	$18.3	0.92%	0.86%	2.32%	136%[c]
10/31/2017	$10.30	0.54%[b]	$22.4	0.93%	0.86%	1.96%	175%[c]
Class C
4/30/2022 (Unaudited)	$9.46	(10.20)%*	$0.9	1.56%**	1.53%**	0.73%**	59	%[c]*
10/31/2021	$10.61	0.22%[b]	$1.4	1.57%	1.53%	0.43%	151%[c]
10/31/2020	$10.91	5.97%	$2.1	1.59%	1.55%	1.39%	111%[c]
10/31/2019	$10.51	9.99%[b]	$2.2	1.68%	1.60%	1.85%	147%[c]
10/31/2018	$9.77	(3.55)%[b]	$2.2	1.67%	1.61%	1.56%	136%[c]
10/31/2017	$10.31	(0.21)%[b]	$3.3	1.68%	1.61%	1.22%	175%[c]

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Core Bond Fund (cont'd)
Class R6
4/30/2022 (Unaudited)	$10.63	$0.10	$(1.11)	$(1.01)	$(0.14)	$—	$—	$(0.14)
10/31/2021	$10.94	$0.18	$(0.03)	$0.15	$(0.28)	$(0.18)	$—	$(0.46)
10/31/2020	$10.53	$0.28	$0.49	$0.77	$(0.36)	$—	$—	$(0.36)
Period from 1/18/2019^ to 10/31/2019^	$9.93	$0.24	$0.65	$0.89	$(0.23)	$—	$(0.06)	$(0.29)
Emerging Markets Debt Fund
Institutional Class
4/30/2022 (Unaudited)	$8.15	$0.18	$(1.21)	$(1.03)	$(0.19)	$—	$—	$(0.19)
10/31/2021	$8.20	$0.35	$(0.06)	$0.29	$(0.34)	$—	$—	$(0.34)
10/31/2020	$8.63	$0.39	$(0.45)	$(0.06)	$(0.13)	$—	$(0.24)	$(0.37)
10/31/2019	$8.03	$0.45	$0.59	$1.04	$(0.27)	$—	$(0.17)	$(0.44)
10/31/2018	$9.02	$0.46	$(0.99)	$(0.53)	$(0.29)	$—	$(0.17)	$(0.46)
10/31/2017	$8.90	$0.48	$0.10	$0.58	$(0.42)	$—	$(0.04)	$(0.46)
Class A
4/30/2022 (Unaudited)	$8.14	$0.17	$(1.22)	$(1.05)	$(0.17)	$—	$—	$(0.17)
10/31/2021	$8.19	$0.31	$(0.05)	$0.26	$(0.31)	$—	$—	$(0.31)
10/31/2020	$8.62	$0.36	$(0.45)	$(0.09)	$(0.10)	$—	$(0.24)	$(0.34)
10/31/2019	$8.02	$0.42	$0.59	$1.01	$(0.24)	$—	$(0.17)	$(0.41)
10/31/2018	$9.01	$0.42	$(0.98)	$(0.56)	$(0.26)	$—	$(0.17)	$(0.43)
10/31/2017	$8.90	$0.46	$0.08	$0.54	$(0.39)	$—	$(0.04)	$(0.43)
Class C
4/30/2022 (Unaudited)	$8.14	$0.14	$(1.22)	$(1.08)	$(0.14)	$—	$—	$(0.14)
10/31/2021	$8.20	$0.25	$(0.06)	$0.19	$(0.25)	$—	$—	$(0.25)
10/31/2020	$8.62	$0.29	$(0.43)	$(0.14)	$(0.04)	$—	$(0.24)	$(0.28)
10/31/2019	$8.02	$0.36	$0.59	$0.95	$(0.18)	$—	$(0.17)	$(0.35)
10/31/2018	$9.01	$0.36	$(0.99)	$(0.63)	$(0.19)	$—	$(0.17)	$(0.36)
10/31/2017	$8.90	$0.38	$0.09	$0.47	$(0.32)	$—	$(0.04)	$(0.36)

See Notes to Financial Highlights

	Net Asset Value, End of Period	Total Return[a]		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Core Bond Fund (cont'd)
Class R6
4/30/2022 (Unaudited)	$9.48	(9.61	)%*	$2.7	0.32%**	0.28%**	1.91%**	59	%[c]*
10/31/2021	$10.63	1.39%[b]		$7.2	0.33%	0.29%	1.64%	151%[c]
10/31/2020	$10.94	7.38%		$3.1	0.37%	0.30%	2.63%	111%[c]
Period from 1/18/2019^ to 10/31/2019^	$10.53	9.06	%[b]*	$3.4	0.50%**	0.36%**	2.94%**	147	%c^^
Emerging Markets Debt Fund
Institutional Class
4/30/2022 (Unaudited)	$6.93	(12.85	)%*	$139.5	0.96%**	0.79%**	4.80%**	32	%*
10/31/2021	$8.15	3.49%		$222.8	0.96%	0.79%	4.08%	59%
10/31/2020	$8.20	(0.62)%		$153.0	1.02%	0.79%[f]	4.69%	86%
10/31/2019	$8.63	13.26%		$158.5	1.00%	0.79%	5.36%	68%
10/31/2018	$8.03	(6.15)%		$194.8	1.00%	0.79%	5.28%	86%
10/31/2017	$9.02	6.77%		$247.7	1.02%	0.81%	5.41%	64%
Class A
4/30/2022 (Unaudited)	$6.92	(13.03	)%*	$0.4	1.49%**	1.16%**	4.46%**	32	%*
10/31/2021	$8.14	3.10%		$0.5	1.39%	1.16%	3.69%	59%
10/31/2020	$8.19	(1.01)%		$1.3	1.42%	1.16%[f]	4.33%	86%
10/31/2019	$8.62	12.85%		$3.2	1.38%	1.16%	5.01%	68%
10/31/2018	$8.02	(6.51)%		$8.8	1.39%	1.16%	4.88%	86%
10/31/2017	$9.01	6.26%		$0.4	1.42%	1.16%	5.04%	64%
Class C
4/30/2022 (Unaudited)	$6.92	(13.35	)%*	$0.8	2.13%**	1.91%**	3.73%**	32	%*
10/31/2021	$8.14	2.21%		$0.6	2.12%	1.91%	2.95%	59%
10/31/2020	$8.20	(1.62)%		$0.5	2.16%	1.91%[f]	3.52%	86%
10/31/2019	$8.62	12.01%		$0.4	2.14%	1.91%	4.25%	68%
10/31/2018	$8.02	(7.21)%		$0.5	2.14%	1.91%	4.15%	86%
10/31/2017	$9.01	5.47%		$0.5	2.13%	1.90%	4.31%	64%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Floating Rate Income Fund
Institutional Class
4/30/2022 (Unaudited)	$9.80	$0.19	$(0.22)	$(0.03)	$(0.18)	$—	$—	$(0.18)
10/31/2021	$9.40	$0.36	$0.40	$0.76	$(0.36)	$—	$—	$(0.36)
10/31/2020	$9.55	$0.41	$(0.15)	$0.26	$(0.41)	$—	$(0.00)	$(0.41)
10/31/2019	$9.85	$0.50	$(0.30)	$0.20	$(0.50)	$—	$—	$(0.50)
10/31/2018	$9.94	$0.43	$(0.09)	$0.34	$(0.43)	$—	$—	$(0.43)
10/31/2017	$9.90	$0.36	$0.04	$0.40	$(0.36)	$—	$(0.00)	$(0.36)
Class A
4/30/2022 (Unaudited)	$9.80	$0.17	$(0.21)	$(0.04)	$(0.16)	$—	$—	$(0.16)
10/31/2021	$9.40	$0.32	$0.40	$0.72	$(0.32)	$—	$—	$(0.32)
10/31/2020	$9.55	$0.37	$(0.15)	$0.22	$(0.37)	$—	$(0.00)	$(0.37)
10/31/2019	$9.85	$0.46	$(0.29)	$0.17	$(0.47)	$—	$—	$(0.47)
10/31/2018	$9.94	$0.39	$(0.09)	$0.30	$(0.39)	$—	$—	$(0.39)
10/31/2017	$9.90	$0.32	$0.05	$0.37	$(0.33)	$—	$(0.00)	$(0.33)
Class C
4/30/2022 (Unaudited)	$9.79	$0.13	$(0.20)	$(0.07)	$(0.13)	$—	$—	$(0.13)
10/31/2021	$9.40	$0.25	$0.39	$0.64	$(0.25)	$—	$—	$(0.25)
10/31/2020	$9.55	$0.31	$(0.16)	$0.15	$(0.30)	$—	$(0.00)	$(0.30)
10/31/2019	$9.85	$0.39	$(0.30)	$0.09	$(0.39)	$—	$—	$(0.39)
10/31/2018	$9.94	$0.31	$(0.08)	$0.23	$(0.32)	$—	$—	$(0.32)
10/31/2017	$9.90	$0.25	$0.04	$0.29	$(0.25)	$—	$(0.00)	$(0.25)
High Income Bond Fund
Investor Class
4/30/2022 (Unaudited)	$8.68	$0.19	$(0.81)	$(0.62)	$(0.19)	$—	$—	$(0.19)
10/31/2021	$8.33	$0.40	$0.36	$0.76	$(0.41)	$—	$—	$(0.41)
10/31/2020	$8.52	$0.41	$(0.18)	$0.23	$(0.42)	$—	$—	$(0.42)
10/31/2019	$8.35	$0.46	$0.17	$0.63	$(0.46)	$—	$—	$(0.46)
10/31/2018	$8.79	$0.45	$(0.44)	$0.01	$(0.45)	$—	$—	$(0.45)
10/31/2017	$8.68	$0.47	$0.11	$0.58	$(0.47)	$—	$—	$(0.47)
See Notes to Financial Highlights

	Net Asset Value, End of Period	Total Return[a]		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Floating Rate Income Fund
Institutional Class
4/30/2022 (Unaudited)	$9.59	(0.29	)%*	$517.5	0.72%**	0.61	%[f]**	3.90%**	22%*
10/31/2021	$9.80	8.12%		$341.3	0.80%	0.62%		3.67%	49%
10/31/2020	$9.40	2.82%		$149.4	0.93%	0.70%		4.41%	81%
10/31/2019	$9.55	2.12%		$206.8	0.89%	0.71%[f]		5.16%	60%
10/31/2018	$9.85	3.45%		$333.4	0.85%	0.70%		4.31%	55%
10/31/2017	$9.94	4.14%		$335.8	0.82%	0.70%		3.67%	76%
Class A
4/30/2022 (Unaudited)	$9.60	(0.37	)%*	$14.0	1.11%**	0.98	%[f]**	3.53%**	22%*
10/31/2021	$9.80	7.72%		$10.6	1.20%	0.99%		3.29%	49%
10/31/2020	$9.40	2.45%		$7.0	1.34%	1.07%		4.00%	81%
10/31/2019	$9.55	1.75%		$6.5	1.29%	1.08%[f]		4.80%	60%
10/31/2018	$9.85	3.07%		$20.3	1.23%	1.07%		3.94%	55%
10/31/2017	$9.94	3.76%		$17.4	1.21%	1.07%		3.27%	76%
Class C
4/30/2022 (Unaudited)	$9.59	(0.75	)%*	$7.7	1.85%**	1.73	%[f]**	2.77%**	22%*
10/31/2021	$9.79	6.81%		$6.2	1.94%	1.75%		2.54%	49%
10/31/2020	$9.40	1.68%		$5.6	2.06%	1.82%		3.30%	81%
10/31/2019	$9.55	0.99%		$11.6	2.02%	1.84%[f]		4.07%	60%
10/31/2018	$9.85	2.30%		$16.7	1.97%	1.82%		3.17%	55%
10/31/2017	$9.94	2.99%		$20.6	1.95%	1.82%		2.53%	76%
High Income Bond Fund
Investor Class
4/30/2022 (Unaudited)	$7.87	(7.20	)%*	$64.7	0.86%**	0.86	%**	4.57%**	32%*
10/31/2021	$8.68	9.21%[b]		$73.7	0.85%	0.85%[g]		4.63%	98%
10/31/2020	$8.33	2.85%		$76.5	0.85%	0.85%		4.99%	115%
10/31/2019	$8.52	7.72%		$86.0	0.86%	0.86%		5.44%	96%
10/31/2018	$8.35	0.14%[b]		$93.4	0.85%	0.85%		5.28%	46%
10/31/2017	$8.79	6.84	%be	$112.7	0.84%	0.80%[d]		5.38%[d]	62%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
High Income Bond Fund (cont'd)
Institutional Class
4/30/2022 (Unaudited)	$8.69	$0.20	$(0.81)	$(0.61)	$(0.20)	$—	$—	$(0.20)
10/31/2021	$8.34	$0.42	$0.36	$0.78	$(0.43)	$—	$—	$(0.43)
10/31/2020	$8.53	$0.43	$(0.19)	$0.24	$(0.43)	$—	$—	$(0.43)
10/31/2019	$8.36	$0.47	$0.17	$0.64	$(0.47)	$—	$—	$(0.47)
10/31/2018	$8.80	$0.47	$(0.44)	$0.03	$(0.47)	$—	$—	$(0.47)
10/31/2017	$8.70	$0.48	$0.10	$0.58	$(0.48)	$—	$—	$(0.48)
Class A
4/30/2022 (Unaudited)	$8.68	$0.18	$(0.81)	$(0.63)	$(0.18)	$—	$—	$(0.18)
10/31/2021	$8.33	$0.38	$0.36	$0.74	$(0.39)	$—	$—	$(0.39)
10/31/2020	$8.52	$0.39	$(0.19)	$0.20	$(0.39)	$—	$—	$(0.39)
10/31/2019	$8.35	$0.44	$0.16	$0.60	$(0.43)	$—	$—	$(0.43)
10/31/2018	$8.79	$0.43	$(0.44)	$(0.01)	$(0.43)	$—	$—	$(0.43)
10/31/2017	$8.68	$0.44	$0.11	$0.55	$(0.44)	$—	$—	$(0.44)
Class C
4/30/2022 (Unaudited)	$8.70	$0.15	$(0.81)	$(0.66)	$(0.15)	$—	$—	$(0.15)
10/31/2021	$8.34	$0.32	$0.37	$0.69	$(0.33)	$—	$—	$(0.33)
10/31/2020	$8.54	$0.33	$(0.19)	$0.14	$(0.34)	$—	$—	$(0.34)
10/31/2019	$8.36	$0.38	$0.18	$0.56	$(0.38)	$—	$—	$(0.38)
10/31/2018	$8.81	$0.37	$(0.45)	$(0.08)	$(0.37)	$—	$—	$(0.37)
10/31/2017	$8.70	$0.38	$0.11	$0.49	$(0.38)	$—	$—	$(0.38)
Class R3
4/30/2022 (Unaudited)	$8.69	$0.17	$(0.81)	$(0.64)	$(0.17)	$—	$—	$(0.17)
10/31/2021	$8.34	$0.36	$0.36	$0.72	$(0.37)	$—	$—	$(0.37)
10/31/2020	$8.53	$0.37	$(0.18)	$0.19	$(0.38)	$—	$—	$(0.38)
10/31/2019	$8.35	$0.42	$0.18	$0.60	$(0.42)	$—	$—	$(0.42)
10/31/2018	$8.80	$0.41	$(0.45)	$(0.04)	$(0.41)	$—	$—	$(0.41)
10/31/2017	$8.69	$0.42	$0.11	$0.53	$(0.42)	$—	$—	$(0.42)

See Notes to Financial Highlights

	Net Asset Value, End of Period	Total Return[a]		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
High Income Bond Fund (cont'd)
Institutional Class
4/30/2022 (Unaudited)	$7.88	(7.11	)%*	$898.2	0.69%**	0.69	%**	4.72%**	32%*
10/31/2021	$8.69	9.38%[b]		$1,120.2	0.69%	0.69%[g]		4.79%	98%
10/31/2020	$8.34	3.02%		$1,148.7	0.69%	0.69%		5.14%	115%
10/31/2019	$8.53	7.89%		$1,471.8	0.70%	0.70%		5.60%	96%
10/31/2018	$8.36	0.31%[b]		$1,202.7	0.69%	0.69%		5.44%	46%
10/31/2017	$8.80	6.82	%be	$1,519.4	0.70%	0.70%[d]		5.49%[d]	62%
Class A
4/30/2022 (Unaudited)	$7.87	(7.33	)%*	$13.9	1.12%**	1.12	%§**	4.23%**	32%*
10/31/2021	$8.68	8.91%[b]		$17.2	1.12%	1.12	%§g	4.34%	98%
10/31/2020	$8.33	2.56%		$18.2	1.12%	1.12	%§	4.69%	115%
10/31/2019	$8.52	7.43%		$25.1	1.17%	1.12%		5.23%	96%
10/31/2018	$8.35	(0.13)%[b]		$37.6	1.14%	1.12%		4.98%	46%
10/31/2017	$8.79	6.49	%be	$76.8	1.14%	1.12%[d]		5.05%[d]	62%
Class C
4/30/2022 (Unaudited)	$7.89	(7.63	)%*	$4.0	1.83%**	1.83	%**	3.58%**	32%*
10/31/2021	$8.70	8.27%[b]		$5.0	1.83%	1.83%[g]		3.65%	98%
10/31/2020	$8.34	1.74%		$5.9	1.82%	1.82%		4.04%	115%
10/31/2019	$8.54	6.81%		$12.0	1.83%	1.83%		4.48%	96%
10/31/2018	$8.36	(0.93)%[b]		$16.0	1.82%	1.82%		4.31%	46%
10/31/2017	$8.81	5.77	%be	$23.6	1.81%	1.81%[d]		4.38%[d]	62%
Class R3
4/30/2022 (Unaudited)	$7.88	(7.41	)%*	$1.5	1.34%**	1.34	%**	4.08%**	32%*
10/31/2021	$8.69	8.68%[b]		$1.8	1.33%	1.33%[g]		4.14%	98%
10/31/2020	$8.34	2.35%		$1.8	1.34%	1.34%		4.49%	115%
10/31/2019	$8.53	7.37%		$4.2	1.30%	1.30%		4.98%	96%
10/31/2018	$8.35	(0.49)%[b]		$3.5	1.37%	1.37%		4.77%	46%
10/31/2017	$8.80	6.20	%be	$12.3	1.37%	1.37	%d§	4.81%[d]	62%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
High Income Bond Fund (cont'd)
Class R6
4/30/2022 (Unaudited)	$8.70	$0.20	$(0.80)	$(0.60)	$(0.21)	$—	$—	$(0.21)
10/31/2021	$8.35	$0.43	$0.35	$0.78	$(0.43)	$—	$—	$(0.43)
10/31/2020	$8.54	$0.43	$(0.18)	$0.25	$(0.44)	$—	$—	$(0.44)
10/31/2019	$8.36	$0.48	$0.18	$0.66	$(0.48)	$—	$—	$(0.48)
10/31/2018	$8.81	$0.47	$(0.45)	$0.02	$(0.47)	$—	$—	$(0.47)
10/31/2017	$8.70	$0.49	$0.11	$0.60	$(0.49)	$—	$—	$(0.49)
Class E
Period from 1/11/2022^ to 4/30/2022 (Unaudited)	$8.61	$0.14	$(0.72)	$(0.58)	$(0.14)	$—	$—	$(0.14)
Municipal High Income Fund
Institutional Class
4/30/2022 (Unaudited)	$10.82	$0.14	$(1.16)	$(1.02)	$(0.14)	$—	$—	$(0.14)
10/31/2021	$10.32	$0.30	$0.50	$0.80	$(0.30)	$—	$—	$(0.30)
10/31/2020	$10.59	$0.31	$(0.27)	$0.04	$(0.31)	$—	$—	$(0.31)
10/31/2019	$10.00	$0.36	$0.59	$0.95	$(0.36)	$—	$—	$(0.36)
10/31/2018	$10.20	$0.36	$(0.20)	$0.16	$(0.36)	$—	$—	$(0.36)
10/31/2017	$10.42	$0.36	$(0.14)	$0.22	$(0.36)	$(0.08)	$—	$(0.44)
Class A
4/30/2022 (Unaudited)	$10.81	$0.12	$(1.16)	$(1.04)	$(0.12)	$—	$—	$(0.12)
10/31/2021	$10.31	$0.26	$0.50	$0.76	$(0.26)	$—	$—	$(0.26)
10/31/2020	$10.58	$0.28	$(0.27)	$0.01	$(0.28)	$—	$—	$(0.28)
10/31/2019	$10.00	$0.32	$0.58	$0.90	$(0.32)	$—	$—	$(0.32)
10/31/2018	$10.20	$0.33	$(0.20)	$0.13	$(0.33)	$—	$—	$(0.33)
10/31/2017	$10.42	$0.32	$(0.14)	$0.18	$(0.32)	$(0.08)	$—	$(0.40)
Class C
4/30/2022 (Unaudited)	$10.83	$0.08	$(1.16)	$(1.08)	$(0.08)	$—	$—	$(0.08)
10/31/2021	$10.33	$0.18	$0.50	$0.68	$(0.18)	$—	$—	$(0.18)
10/31/2020	$10.59	$0.20	$(0.26)	$(0.06)	$(0.20)	$—	$—	$(0.20)
10/31/2019	$10.00	$0.24	$0.59	$0.83	$(0.24)	$—	$—	$(0.24)
10/31/2018	$10.21	$0.25	$(0.21)	$0.04	$(0.25)	$—	$—	$(0.25)
10/31/2017	$10.42	$0.24	$(0.13)	$0.11	$(0.24)	$(0.08)	$—	$(0.32)

See Notes to Financial Highlights

	Net Asset Value, End of Period	Total Return[a]		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
High Income Bond Fund (cont'd)
Class R6
4/30/2022 (Unaudited)	$7.89	(7.06	)%*	$181.5	0.59%**	0.59%**	4.76%**	32	%*
10/31/2021	$8.70	9.48%[b]		$385.3	0.59%	0.59%[g]	4.88%	98%
10/31/2020	$8.35	3.12%		$303.2	0.59%	0.59%	5.26%	115%
10/31/2019	$8.54	8.12%		$747.4	0.60%	0.60%	5.69%	96%
10/31/2018	$8.36	0.26%[b]		$712.4	0.63%	0.63%	5.48%	46%
10/31/2017	$8.81	7.03	%be	$1,503.1	0.61%	0.61%[d]	5.56%[d]	62%
Class E
Period from 1/11/2022^ to 4/30/2022 (Unaudited)	$7.89	(6.78	)%*	$16.4	0.54%**	0.06%**	5.50%**	32	%*^^
Municipal High Income Fund
Institutional Class
4/30/2022 (Unaudited)	$9.66	(9.49	)%*	$127.9	0.77%**	0.50%**	2.65%**	44	%*
10/31/2021	$10.82	7.83%		$145.1	0.77%	0.50%	2.76%	59%
10/31/2020	$10.32	0.46%		$117.9	0.81%	0.51%	3.05%	112%
10/31/2019	$10.59	9.62%		$122.7	0.86%	0.50%	3.46%	112%
10/31/2018	$10.00	1.61%		$87.6	0.88%	0.51%	3.58%	106%
10/31/2017	$10.20	2.24%		$96.1	0.86%	0.50%	3.53%	107%
Class A
4/30/2022 (Unaudited)	$9.65	(9.67	)%*	$1.1	1.25%**	0.87%**	2.29%**	44	%*
10/31/2021	$10.81	7.44%		$1.1	1.19%	0.87%	2.40%	59%
10/31/2020	$10.31	0.09%		$0.9	1.24%	0.88%	2.68%	112%
10/31/2019	$10.58	9.13%		$1.1	1.30%	0.87%	3.10%	112%
10/31/2018	$10.00	1.24%		$0.8	1.35%	0.88%	3.23%	106%
10/31/2017	$10.20	1.87%		$0.3	1.40%	0.87%	3.20%	107%
Class C
4/30/2022 (Unaudited)	$9.67	(9.99	)%*	$0.1	2.53%**	1.62%**	1.52%**	44	%*
10/31/2021	$10.83	6.63%		$0.2	2.00%	1.62%	1.64%	59%
10/31/2020	$10.33	(0.57)%		$0.3	1.94%	1.63%	1.94%	112%
10/31/2019	$10.59	8.41%		$0.7	1.99%	1.62%	2.32%	112%
10/31/2018	$10.00	0.38%		$0.5	2.01%	1.63%	2.46%	106%
10/31/2017	$10.21	1.20%		$0.7	1.99%	1.62%	2.41%	107%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Municipal Impact Fund
Institutional Class
4/30/2022 (Unaudited)	$17.72	$0.13	$(1.49)	$(1.36)	$(0.13)	$(0.04)	$—	$(0.17)
10/31/2021	$17.81	$0.29	$(0.01)	$0.28	$(0.30)	$(0.07)	$—	$(0.37)
10/31/2020	$17.66	$0.34	$0.23	$0.57	$(0.34)	$(0.08)	$—	$(0.42)
10/31/2019	$16.61	$0.42	$1.05	$1.47	$(0.42)	$—	$—	$(0.42)
10/31/2018	$17.32	$0.40	$(0.68)	$(0.28)	$(0.40)	$(0.03)	$—	$(0.43)
10/31/2017	$17.76	$0.39	$(0.25)	$0.14	$(0.39)	$(0.19)	$—	$(0.58)
Class A
4/30/2022 (Unaudited)	$17.73	$0.10	$(1.49)	$(1.39)	$(0.10)	$(0.04)	$—	$(0.14)
10/31/2021	$17.82	$0.23	$(0.02)	$0.21	$(0.23)	$(0.07)	$—	$(0.30)
10/31/2020	$17.67	$0.28	$0.23	$0.51	$(0.28)	$(0.08)	$—	$(0.36)
10/31/2019	$16.61	$0.35	$1.06	$1.41	$(0.35)	$—	$—	$(0.35)
Period from 6/19/2018^ to 10/31/2018^	$16.90	$0.16	$(0.29)	$(0.13)	$(0.16)	$—	$—	$(0.16)
Class C
4/30/2022 (Unaudited)	$17.73	$0.04	$(1.50)	$(1.46)	$(0.03)	$(0.04)	$—	$(0.07)
10/31/2021	$17.82	$0.10	$(0.02)	$0.08	$(0.10)	$(0.07)	$—	$(0.17)
10/31/2020	$17.67	$0.14	$0.23	$0.37	$(0.14)	$(0.08)	$—	$(0.22)
10/31/2019	$16.61	$0.23	$1.05	$1.28	$(0.22)	$—	$—	$(0.22)
Period from 6/19/2018^ to 10/31/2018^	$16.90	$0.11	$(0.29)	$(0.18)	$(0.11)	$—	$—	$(0.11)
Municipal Intermediate Bond Fund
Investor Class
4/30/2022 (Unaudited)	$12.09	$0.10	$(1.05)	$(0.95)	$(0.11)	$(0.07)	$—	$(0.18)
10/31/2021	$12.01	$0.21	$0.13	$0.34	$(0.20)	$(0.06)	$—	$(0.26)
10/31/2020	$12.04	$0.24	$—	$0.24	$(0.24)	$(0.03)	$—	$(0.27)
10/31/2019	$11.39	$0.28	$0.68	$0.96	$(0.29)	$(0.02)	$—	$(0.31)
10/31/2018	$11.81	$0.25	$(0.38)	$(0.13)	$(0.25)	$(0.04)	$—	$(0.29)
10/31/2017	$11.97	$0.23	$(0.08)	$0.15	$(0.23)	$(0.08)	$—	$(0.31)

See Notes to Financial Highlights

	Net Asset Value, End of Period	Total Return[a]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Municipal Impact Fund
Institutional Class
4/30/2022 (Unaudited)	$16.19	(7.74)%*	$83.0	0.78	%**	0.43	%**	1.55	%**	10%*
10/31/2021	$17.72	1.59%	$83.8	0.84%		0.43%		1.65%		20%
10/31/2020	$17.81	3.29%	$62.7	0.93%		0.43%		1.92%		42%
10/31/2019	$17.66	8.93%	$59.0	1.11%		0.44%		2.43%		100%
10/31/2018	$16.61	(1.61)%	$52.3	1.16	%‡	0.87	%‡	2.38	%‡	92%
10/31/2017	$17.32	0.84%[e]	$59.5	0.92%		0.92%[d]		2.24%[d]		46%
Class A
4/30/2022 (Unaudited)	$16.20	(7.90)%*	$0.1	1.87	%**	0.80	%**	1.18	%**	10%*
10/31/2021	$17.73	1.22%	$0.1	1.43%		0.80%		1.29%		20%
10/31/2020	$17.82	2.90%	$0.1	1.12%		0.80%		1.55%		42%
10/31/2019	$17.67	8.58%	$0.1	1.51%		0.81%		2.01%		100%
Period from 6/19/2018^ to 10/31/2018^	$16.61	(0.78)%*	$0.0	1.77	%‡**	0.81	%‡**	2.47	%‡**	92%^^
Class C
4/30/2022 (Unaudited)	$16.20	(8.25)%*	$0.0	5.30	%**	1.55	%**	0.43	%**	10%*
10/31/2021	$17.73	0.46%	$0.0	2.22%		1.55%		0.55%		20%
10/31/2020	$17.82	2.14%	$0.0	2.01%		1.55%		0.77%		42%
10/31/2019	$17.67	7.75%	$0.0	2.43%		1.55%		1.31%		100%
Period from 6/19/2018^ to 10/31/2018^	$16.61	(1.06)%*	$0.0	2.55	%‡**	1.56	%‡**	1.71	%‡**	92%^^
Municipal Intermediate Bond Fund
Investor Class
4/30/2022 (Unaudited)	$10.96	(7.95)%*	$10.4	0.63	%**	0.45	%**	1.76	%**	24%*
10/31/2021	$12.09	2.86%	$12.1	0.60%		0.45%		1.71%		43%
10/31/2020	$12.01	2.02%	$12.5	0.66%		0.45%		2.00%		93%
10/31/2019	$12.04	8.46%	$13.3	0.75%		0.57%		2.40%		92%
10/31/2018	$11.39	(1.10)%	$12.8	0.75%		0.61%		2.17%		98%
10/31/2017	$11.81	1.28%	$13.8	0.78%		0.65%		1.94%		71%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Municipal Intermediate Bond Fund (cont'd)
Institutional Class
4/30/2022 (Unaudited)	$12.08	$0.11	$(1.05)	$(0.94)	$(0.12)	$(0.07)	$—	$(0.19)
10/31/2021	$12.00	$0.23	$0.13	$0.36	$(0.22)	$(0.06)	$—	$(0.28)
10/31/2020	$12.03	$0.26	$—	$0.26	$(0.26)	$(0.03)	$—	$(0.29)
10/31/2019	$11.38	$0.30	$0.67	$0.97	$(0.30)	$(0.02)	$—	$(0.32)
10/31/2018	$11.80	$0.27	$(0.38)	$(0.11)	$(0.27)	$(0.04)	$—	$(0.31)
10/31/2017	$11.96	$0.25	$(0.09)	$0.16	$(0.24)	$(0.08)	$—	$(0.32)
Class A
4/30/2022 (Unaudited)	$12.07	$0.09	$(1.06)	$(0.97)	$(0.10)	$(0.07)	$—	$(0.17)
10/31/2021	$11.99	$0.18	$0.14	$0.32	$(0.18)	$(0.06)	$—	$(0.24)
10/31/2020	$12.02	$0.21	$—	$0.21	$(0.21)	$(0.03)	$—	$(0.24)
10/31/2019	$11.37	$0.25	$0.68	$0.93	$(0.26)	$(0.02)	$—	$(0.28)
10/31/2018	$11.79	$0.23	$(0.38)	$(0.15)	$(0.23)	$(0.04)	$—	$(0.27)
10/31/2017	$11.96	$0.20	$(0.09)	$0.11	$(0.20)	$(0.08)	$(0.00)	$(0.28)
Class C
4/30/2022 (Unaudited)	$12.08	$0.05	$(1.07)	$(1.02)	$(0.05)	$(0.07)	$—	$(0.12)
10/31/2021	$12.00	$0.09	$0.13	$0.22	$(0.08)	$(0.06)	$—	$(0.14)
10/31/2020	$12.02	$0.12	$0.01	$0.13	$(0.12)	$(0.03)	$—	$(0.15)
10/31/2019	$11.37	$0.17	$0.67	$0.84	$(0.17)	$(0.02)	$—	$(0.19)
10/31/2018	$11.80	$0.14	$(0.39)	$(0.25)	$(0.14)	$(0.04)	$—	$(0.18)
10/31/2017	$11.96	$0.11	$(0.08)	$0.03	$(0.11)	$(0.08)	$—	$(0.19)
Short Duration Bond Fund
Investor Class
4/30/2022 (Unaudited)	$7.73	$0.08	$(0.39)	$(0.31)	$(0.12)	$—	$—	$(0.12)
10/31/2021	$7.72	$0.18	$0.06	$0.24	$(0.23)	$—	$—	$(0.23)
10/31/2020	$7.80	$0.22	$(0.07)	$0.15	$(0.23)	$—	$—	$(0.23)
10/31/2019	$7.66	$0.17	$0.16	$0.33	$(0.19)	$—	$—	$(0.19)
10/31/2018	$7.79	$0.12	$(0.10)	$0.02	$(0.15)	$—	$—	$(0.15)
10/31/2017	$7.86	$0.07	$(0.04)	$0.03	$(0.10)	$—	$—	$(0.10)
See Notes to Financial Highlights

	Net Asset Value, End of Period	Total Return[a]		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Municipal Intermediate Bond Fund (cont'd)
Institutional Class
4/30/2022 (Unaudited)	$10.95	(7.89	)%*	$185.1	0.44%**	0.30%**	1.91%**	24%*
10/31/2021	$12.08	3.02%		$224.4	0.44%	0.30%	1.86%	43%
10/31/2020	$12.00	2.17%		$207.2	0.47%	0.30%	2.13%	93%
10/31/2019	$12.03	8.63%		$182.3	0.55%	0.42%	2.54%	92%
10/31/2018	$11.38	(0.95)%		$204.3	0.55%	0.46%	2.32%	98%
10/31/2017	$11.80	1.43%		$200.1	0.58%	0.50%	2.10%	71%
Class A
4/30/2022 (Unaudited)	$10.93	(8.15	)%*	$1.8	0.87%**	0.67%**	1.55%**	24%*
10/31/2021	$12.07	2.64%		$2.0	0.82%	0.67%	1.50%	43%
10/31/2020	$11.99	1.80%		$2.6	0.84%	0.67%	1.77%	93%
10/31/2019	$12.02	8.24%		$1.8	0.94%	0.80%	2.15%	92%
10/31/2018	$11.37	(1.32)%		$6.5	0.93%	0.83%	1.95%	98%
10/31/2017	$11.79	0.96%		$6.7	0.96%	0.87%	1.72%	71%
Class C
4/30/2022 (Unaudited)	$10.94	(8.49	)%*	$1.3	1.63%**	1.42%**	0.79%**	24%*
10/31/2021	$12.08	1.87%		$1.6	1.58%	1.42%	0.74%	43%
10/31/2020	$12.00	1.12%		$2.0	1.59%	1.42%	1.02%	93%
10/31/2019	$12.02	7.43%		$2.6	1.68%	1.54%	1.43%	92%
10/31/2018	$11.37	(2.14)%		$3.2	1.68%	1.58%	1.20%	98%
10/31/2017	$11.80	0.30%		$3.2	1.71%	1.62%	0.97%	71%
Short Duration Bond Fund
Investor Class
4/30/2022 (Unaudited)	$7.30	(4.11	)%[b]*	$17.9	0.81%**	0.54%**	2.25%**	53%*
10/31/2021	$7.73	3.06%[b]		$19.6	0.94%	0.55%	2.34%	91%
10/31/2020	$7.72	1.97%		$20.5	1.03%	0.56%	2.88%	165%
10/31/2019	$7.80	4.40%[b]		$21.8	1.03%	0.59%	2.18%	131%
10/31/2018	$7.66	0.22%[b]		$20.9	1.09%	0.63%	1.50%	99%
10/31/2017	$7.79	0.41%[b]		$24.0	1.10%	0.70%	0.88%	107%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Short Duration Bond Fund (cont'd)
Trust Class
4/30/2022 (Unaudited)	$7.37	$0.08	$(0.38)	$(0.30)	$(0.11)	$—	$—	$(0.11)
10/31/2021	$7.36	$0.17	$0.05	$0.22	$(0.21)	$—	$—	$(0.21)
10/31/2020	$7.43	$0.20	$(0.06)	$0.14	$(0.21)	$—	$—	$(0.21)
10/31/2019	$7.30	$0.15	$0.16	$0.31	$(0.18)	$—	$—	$(0.18)
10/31/2018	$7.43	$0.10	$(0.10)	$0.00	$(0.13)	$—	$—	$(0.13)
10/31/2017	$7.49	$0.06	$(0.03)	$0.03	$(0.09)	$—	$—	$(0.09)
Institutional Class
4/30/2022 (Unaudited)	$7.73	$0.09	$(0.41)	$(0.32)	$(0.12)	$—	$—	$(0.12)
10/31/2021	$7.72	$0.20	$0.05	$0.25	$(0.24)	$—	$—	$(0.24)
10/31/2020	$7.79	$0.24	$(0.07)	$0.17	$(0.24)	$—	$—	$(0.24)
10/31/2019	$7.65	$0.18	$0.17	$0.35	$(0.21)	$—	$—	$(0.21)
10/31/2018	$7.79	$0.13	$(0.11)	$0.02	$(0.16)	$—	$—	$(0.16)
10/31/2017	$7.85	$0.09	$(0.03)	$0.06	$(0.12)	$—	$—	$(0.12)
Class A
4/30/2022 (Unaudited)	$7.36	$0.07	$(0.38)	$(0.31)	$(0.10)	$—	$—	$(0.10)
10/31/2021	$7.36	$0.16	$0.04	$0.20	$(0.20)	$—	$—	$(0.20)
10/31/2020	$7.43	$0.20	$(0.06)	$0.14	$(0.21)	$—	$—	$(0.21)
10/31/2019	$7.30	$0.14	$0.16	$0.30	$(0.17)	$—	$—	$(0.17)
10/31/2018	$7.42	$0.09	$(0.08)	$0.01	$(0.13)	$—	$—	$(0.13)
10/31/2017	$7.49	$0.05	$(0.04)	$0.01	$(0.08)	$—	$—	$(0.08)
Class C
4/30/2022 (Unaudited)	$7.37	$0.05	$(0.38)	$(0.33)	$(0.08)	$—	$—	$(0.08)
10/31/2021	$7.36	$0.10	$0.06	$0.16	$(0.15)	$—	$—	$(0.15)
10/31/2020	$7.43	$0.14	$(0.06)	$0.08	$(0.15)	$—	$—	$(0.15)
10/31/2019	$7.29	$0.09	$0.17	$0.26	$(0.12)	$—	$—	$(0.12)
10/31/2018	$7.42	$0.04	$(0.10)	$(0.06)	$(0.07)	$—	$—	$(0.07)
10/31/2017	$7.49	$(0.00)	$(0.04)	$(0.04)	$(0.03)	$—	$—	$(0.03)

See Notes to Financial Highlights

	Net Asset Value, End of Period	Total Return[a]		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Short Duration Bond Fund (cont'd)
Trust Class
4/30/2022 (Unaudited)	$6.96	(4.16	)%[b]*	$2.5	0.96%**	0.64%**	2.15%**	53%*
10/31/2021	$7.37	2.96%[b]		$3.0	1.11%	0.65%	2.24%	91%
10/31/2020	$7.36	1.96%		$2.7	1.16%	0.66%	2.77%	165%
10/31/2019	$7.43	4.25%[b]		$2.0	1.15%	0.69%	2.07%	131%
10/31/2018	$7.30	0.04%[b]		$2.1	1.21%	0.73%	1.42%	99%
10/31/2017	$7.43	0.40%[b]		$2.3	1.23%	0.80%	0.78%	107%
Institutional Class
4/30/2022 (Unaudited)	$7.29	(4.15	)[b]%*	$120.4	0.58%**	0.34%**	2.44%**	53%*
10/31/2021	$7.73	3.26%[b]		$90.0	0.74%	0.35%	2.53%	91%
10/31/2020	$7.72	2.31%		$55.7	0.79%	0.36%	3.08%	165%
10/31/2019	$7.79	4.62%[b]		$56.3	0.78%	0.39%	2.37%	131%
10/31/2018	$7.65	0.29%[b]		$54.7	0.84%	0.43%	1.71%	99%
10/31/2017	$7.79	0.74%[b]		$72.8	0.84%	0.50%	1.10%	107%
Class A
4/30/2022 (Unaudited)	$6.95	(4.20	)[b]%*	$1.9	0.97%**	0.71%**	2.09%**	53%*
10/31/2021	$7.36	2.75%[b]		$2.0	1.13%	0.72%	2.18%	91%
10/31/2020	$7.36	1.89%		$1.5	1.18%	0.73%	2.67%	165%
10/31/2019	$7.43	4.18%[b]		$0.8	1.17%	0.76%	1.92%	131%
10/31/2018	$7.30	0.11%[b]		$1.4	1.24%	0.81%	1.28%	99%
10/31/2017	$7.42	0.20%[b]		$2.5	1.24%	0.87%	0.69%	107%
Class C
4/30/2022 (Unaudited)	$6.96	(4.55	)%[b]*	$1.5	1.72%**	1.46%**	1.34%**	53%*
10/31/2021	$7.37	2.12%[b]		$1.5	1.88%	1.47%	1.40%	91%
10/31/2020	$7.36	1.13%		$2.1	1.92%	1.48%	1.92%	165%
10/31/2019	$7.43	3.55%[b]		$1.4	1.92%	1.51%	1.26%	131%
10/31/2018	$7.29	(0.78)%[b]		$1.2	1.98%	1.55%	0.57%	99%
10/31/2017	$7.42	(0.55)%[b]		$1.6	1.99%	1.62%	(0.06)%	107%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Strategic Income Fund
Trust Class
4/30/2022 (Unaudited)	$11.41	$0.14	$(0.98)	$(0.84)	$(0.21)	$(0.21)	$—	$(0.42)
10/31/2021	$10.96	$0.33	$0.56	$0.89	$(0.44)	$—	$—	$(0.44)
10/31/2020	$10.99	$0.35	$0.01	$0.36	$(0.39)	$—	$—	$(0.39)
10/31/2019	$10.61	$0.38	$0.41	$0.79	$(0.35)	$—	$(0.06)	$(0.41)
10/31/2018	$11.15	$0.37	$(0.51)	$(0.14)	$(0.40)	$—	$—	$(0.40)
10/31/2017	$11.06	$0.33	$0.11	$0.44	$(0.34)	$—	$(0.01)	$(0.35)
Institutional Class
4/30/2022 (Unaudited)	$11.42	$0.16	$(0.99)	$(0.83)	$(0.23)	$(0.21)	$—	$(0.44)
10/31/2021	$10.97	$0.37	$0.56	$0.93	$(0.48)	$—	$—	$(0.48)
10/31/2020	$10.99	$0.39	$0.02	$0.41	$(0.43)	$—	$—	$(0.43)
10/31/2019	$10.62	$0.42	$0.40	$0.82	$(0.39)	$—	$(0.06)	$(0.45)
10/31/2018	$11.16	$0.41	$(0.51)	$(0.10)	$(0.44)	$—	$—	$(0.44)
10/31/2017	$11.07	$0.37	$0.11	$0.48	$(0.38)	$—	$(0.01)	$(0.39)
Class A
4/30/2022 (Unaudited)	$11.43	$0.14	$(0.99)	$(0.85)	$(0.21)	$(0.21)	$—	$(0.42)
10/31/2021	$10.98	$0.32	$0.57	$0.89	$(0.44)	$—	$—	$(0.44)
10/31/2020	$11.00	$0.34	$0.03	$0.37	$(0.39)	$—	$—	$(0.39)
10/31/2019	$10.63	$0.37	$0.41	$0.78	$(0.35)	$—	$(0.06)	$(0.41)
10/31/2018	$11.17	$0.36	$(0.50)	$(0.14)	$(0.40)	$—	$—	$(0.40)
10/31/2017	$11.08	$0.33	$0.11	$0.44	$(0.34)	$—	$(0.01)	$(0.35)
Class C
4/30/2022 (Unaudited)	$11.42	$0.10	$(0.99)	$(0.89)	$(0.17)	$(0.21)	$—	$(0.38)
10/31/2021	$10.96	$0.24	$0.58	$0.82	$(0.36)	$—	$—	$(0.36)
10/31/2020	$10.99	$0.27	$0.01	$0.28	$(0.31)	$—	$—	$(0.31)
10/31/2019	$10.62	$0.30	$0.40	$0.70	$(0.27)	$—	$(0.06)	$(0.33)
10/31/2018	$11.15	$0.29	$(0.50)	$(0.21)	$(0.32)	$—	$—	$(0.32)
10/31/2017	$11.06	$0.25	$0.11	$0.36	$(0.26)	$—	$(0.01)	$(0.27)
Class R6
4/30/2022 (Unaudited)	$11.41	$0.16	$(0.98)	$(0.82)	$(0.24)	$(0.21)	$—	$(0.45)
10/31/2021	$10.96	$0.38	$0.56	$0.94	$(0.49)	$—	$—	$(0.49)
10/31/2020	$10.98	$0.40	$0.02	$0.42	$(0.44)	$—	$—	$(0.44)
10/31/2019	$10.61	$0.43	$0.40	$0.83	$(0.40)	$—	$(0.06)	$(0.46)
10/31/2018	$11.15	$0.42	$(0.51)	$(0.09)	$(0.45)	$—	$—	$(0.45)
10/31/2017	$11.06	$0.38	$0.11	$0.49	$(0.39)	$—	$(0.01)	$(0.40)

See Notes to Financial Highlights

	Net Asset Value, End of Period	Total Return[a]		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Strategic Income Fund
Trust Class
4/30/2022 (Unaudited)	$10.15	(7.53	)%[b]*	$8.3	0.99%**	0.94	%**	2.59%**	56	%[c]*
10/31/2021	$11.41	8.19%[b]		$9.6	0.99%	0.95%[g]		2.88%	114%[c]
10/31/2020	$10.96	3.41%[b]		$9.6	1.02%	0.94%		3.24%	107%[c]
10/31/2019	$10.99	7.60%[b]		$8.6	1.02%	0.94%		3.53%	113%[c]
10/31/2018	$10.61	(1.24)%[b]		$19.5	1.00%	0.94%		3.37%	116%[c]
10/31/2017	$11.15	4.09%[b]		$20.0	1.00%	0.94%		3.03%	136%[c]
Institutional Class
4/30/2022 (Unaudited)	$10.15	(7.45	)%[b]*	$2,455.8	0.60%**	0.59	%**	2.95%**	56	%[c]*
10/31/2021	$11.42	8.56%[b]		$2,560.0	0.60%	0.60%[g]		3.22%	114%[c]
10/31/2020	$10.97	3.87%[b]		$2,227.5	0.61%	0.59%		3.59%	107%[c]
10/31/2019	$10.99	7.87%[b]		$2,357.5	0.62%	0.59%		3.84%	113%[c]
10/31/2018	$10.62	(0.89)%[b]		$2,219.8	0.62%	0.59%		3.75%	116%[c]
10/31/2017	$11.16	4.45%[b]		$2,041.0	0.63%	0.59%		3.37%	136%[c]
Class A
4/30/2022 (Unaudited)	$10.16	(7.63	)%[b]*	$108.7	0.99%**	0.99	%§**	2.53%**	56	%[c]*
10/31/2021	$11.43	8.13%[b]		$133.3	1.00%	1.00	%§g	2.82%	114%[c]
10/31/2020	$10.98	3.46%[b]		$125.9	0.99%	0.99	%§	3.19%	107%[c]
10/31/2019	$11.00	7.44%[b]		$113.5	1.01%	0.99%		3.45%	113%[c]
10/31/2018	$10.63	(1.29)%[b]		$160.8	1.01%	0.99%		3.32%	116%[c]
10/31/2017	$11.17	4.03%[b]		$193.1	1.02%	1.00%		2.98%	136%[c]
Class C
4/30/2022 (Unaudited)	$10.15	(7.96	)%[b]*	$54.5	1.72%**	1.69	%**	1.83%**	56	%[c]*
10/31/2021	$11.42	7.47%[b]		$67.3	1.73%	1.70%[g]		2.13%	114%[c]
10/31/2020	$10.96	2.64%[b]		$73.4	1.73%	1.69%		2.49%	107%[c]
10/31/2019	$10.99	6.70%[b]		$100.5	1.74%	1.69%		2.75%	113%[c]
10/31/2018	$10.62	(1.89)%[b]		$122.2	1.74%	1.69%		2.62%	116%[c]
10/31/2017	$11.15	3.31%[b]		$150.2	1.75%	1.69%		2.28%	136%[c]
Class R6
4/30/2022 (Unaudited)	$10.14	(7.42	)%[b]*	$418.6	0.50%**	0.49	%**	3.05%**	56	%[c]*
10/31/2021	$11.41	8.67%[b]		$439.3	0.50%	0.50%[g]		3.32%	114%[c]
10/31/2020	$10.96	3.97%[b]		$332.2	0.51%	0.49%		3.68%	107%[c]
10/31/2019	$10.98	7.98%[b]		$301.4	0.52%	0.50%		3.94%	113%[c]
10/31/2018	$10.61	(0.83)%[b]		$348.7	0.55%	0.52%		3.82%	116%[c]
10/31/2017	$11.15	4.52%[b]		$311.0	0.56%	0.52%		3.43%	136%[c]

Notes to Financial Highlights Income Funds (Unaudited)

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee and if High Income and Municipal Impact had not received refunds, plus interest, from State Street noted in (e) below for custodian out-of-pocket expenses previously paid during the year ended October 31, 2017.

@  Calculated based on the average number of shares outstanding during each fiscal period.

**  Annualized.

*  Not annualized.

^  The date investment operations commenced.

‡  Organization expense and/or proxy-related expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

§  After repayment of expenses previously reimbursed and/or fees previously waived pursuant to terms of the contractual expense limitation agreements by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average net assets would have been:

	Six Months Ended April 30,	Year Ended October 31,
	2022	2021	2020	2017
High Income Class A	1.07%	1.09%	1.04%	—
High Income Class R3	—	—	—	1.35%
Strategic Income Class A	0.98%	0.98%	0.99%	—

^^  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the six months ended April 30, 2022, for High Income, for the year ended October 31, 2019, for Core Bond and for the year ended October 31, 2018, for Municipal Impact.

a  Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

b  The class action proceeds listed in Note A of the Notes to Financial Statements, if any, had no impact on the Funds' total returns for the six months ended April 30, 2022. The class action proceeds received in 2021, 2020, 2019, 2018 and 2017 had no impact on the Funds' total returns for the years ended October 31, 2021, 2020, 2019, 2018 and 2017, respectively.

c  Excluding TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been:

	Six Months Ended April 30,	Year Ended October 31,
	2022	2021	2020	2019	2018	2017
Core Bond	107%	243%	186%	187%	224%	269%
Strategic Income	143%	308%	344%	325%	345%	352%

Notes to Financial Highlights Income Funds (Unaudited) (cont'd)

d  The custodian expenses refund noted in (e) below is non-recurring and is included in these ratios. Had High Income and Municipal Impact not received the refund, the annualized ratios of net expenses to average net assets and the annualized ratios of net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/(Loss) to Average Net Assets
	Year Ended October 31, 2017
High Income Investor Class	0.84%	5.34%
High Income Institutional Class	0.70%	5.49%
High Income Class A	1.14%	5.05%
High Income Class C	1.81%	4.38%
High Income Class R3	1.37%	4.81%
High Income Class R6	0.61%	5.56%
Municipal Impact Institutional Class	0.92%	2.23%

e  In May 2016, the Funds' custodian, State Street, announced that it had identified inconsistencies in the way in which certain Funds were invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015, and refunded to High Income and Municipal Impact certain expenses, plus interest, determined to be payable to those Funds for the period in question. These amounts were refunded to those Funds by State Street during the year ended October 31, 2017. These amounts had no impact on High Income's and Municipal Impact's total returns for the year ended October 31, 2017.

f  Represents the annualized ratio of net expenses to average daily net assets after utilization of the line of credit by Emerging Markets Debt (2020) and Floating Rate Income (2022 & 2019) and/or reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Emerging Markets Debt and Floating Rate Income not utilized the line of credit, and had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended April 30,	Year Ended October 31,
	2022	2020	2019
Emerging Markets Debt Institutional Class	—	0.79%	—
Emerging Markets Debt Class A	—	1.16%	—
Emerging Markets Debt Class C	—	1.91%	—
Floating Rate Income Institutional Class	0.61%	—	0.71%
Floating Rate Income Class A	0.98%	—	1.08%
Floating Rate Income Class C	1.73%	—	1.84%

g  Includes interest expense on reverse repurchase agreements of 0.00% for each respective class for the year ended October 31, 2021 for High Income and Strategic Income.

Directory

Investment Manager and Administrator

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services 800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Distributor

Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services 800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Adviser

Neuberger Berman Europe Limited
The Zig Zag Building
70 Victoria Street
London, United Kingdom
SW1E 6SQ

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Shareholder Servicing Agent

DST Asset Manager Solutions Inc.
430 West 7th Street, Suite 219189
Kansas City, MO 64105-1407

For Investor, Trust & Institutional Class Shareholders
address correspondence to:

Neuberger Berman Funds
P.O. Box 219189
Kansas City, MO 64121-9189
Shareholder Services 800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

For Class A, Class C, Class R3 and Class R6 Shareholders:

Please contact your investment provider

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firms*

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

*  Please refer to Note H-Change in Independent Auditors in the Notes to Financial Statements for more information

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC's website at www.sec.gov, and on Neuberger Berman's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Trust's Form N-PORT is available on the SEC's website at www.sec.gov. The portfolio holdings information on Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll-free).

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which you can obtain by calling 877.628.2583. An investor should consider carefully a Fund's investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

H0314 06/22

(b)	Not applicable to the Registrant.

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Income Funds (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3.  Audit Committee Financial Expert.

Not applicable to semi-annual reports on Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semi-annual reports on Form N-CSR.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s semi-annual report, which is included as Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and

President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s most recent fiscal half-year period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13.  Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020).
(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.
(a)(3)	Not applicable to the Registrant.
(a)(4)	Information regarding a change in independent public accountant is attached hereto.
(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.
The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Income Funds

By:	/s/ Joseph V. Amato Joseph V. Amato Chief Executive Officer and President

Date: July 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph V. Amato Joseph V. Amato Chief Executive Officer and President

Date: July 6, 2022

By:	/s/ John M. McGovern John M. McGovern Treasurer and Principal Financial and Accounting Officer

Date: July 6, 2022